PROSPECTUS SUPPLEMENT
(To Prospectus Dated February 14, 1996)

MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 1996-C1

SALOMON BROTHERS MORTGAGE SECURITIES VII, INC.
DEPOSITOR

MIDLAND LOAN SERVICES, L.P.
MASTER SERVICER AND SPECIAL SERVICER

The Series 1996-C1 Mortgage Pass-Through Certificates (the "Certificates") will consist of twelve classes (each, a "Class") of Certificates, including the five Classes of Certificates offered hereby (collectively, the "Offered Certificates"). The Certificates, in the aggregate, will represent the entire beneficial ownership interest in a trust fund (the "Trust Fund"), to be established by Salomon Brothers Mortgage Securities VII, Inc. (the "Depositor"), that will consist primarily of a segregated pool (the "Mortgage Pool") of 43 conventional, fixed rate mortgage loans (the "Mortgage Loans"), each secured by a first lien on a commercial or multifamily property (or, in the case of four Mortgage Loans, cross-collateralized by four commercial properties) (each, a "Mortgaged Property"). All of the Mortgage Loans provide for balloon payments on their respective maturity dates. As of February 1, 1996 (the "Cut-off Date"), the Mortgage Loans had an aggregate unpaid principal balance (the "Initial Pool Balance") of approximately $212,045,634, after application of all payments of principal due on or before such date, whether or not received. The Offered Certificates bear the Class designations and have the characteristics set forth in the table below.
                                                        (Continued on next page)

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PROSPECTIVE INVESTORS SHOULD CONSIDER THE INFORMATION SET FORTH UNDER "RISK FACTORS" BEGINNING ON PAGE S-31 OF THIS PROSPECTUS SUPPLEMENT AND ON PAGE 14 OF THE PROSPECTUS.

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PROCEEDS OF THE ASSETS IN THE TRUST FUND WILL BE THE SOLE SOURCE OF PAYMENTS ON THE OFFERED CERTIFICATES. THE OFFERED CERTIFICATES WILL NOT REPRESENT AN INTEREST IN OR OBLIGATION OF THE DEPOSITOR, THE UNDERWRITER, THE MORTGAGE LOAN SELLER, THE MASTER SERVICER, THE SPECIAL SERVICER, THE FISCAL AGENT, THE TRUSTEE OR ANY OF THEIR AFFILIATES. NEITHER THE OFFERED CERTIFICATES NOR THE MORTGAGE LOANS WILL BE INSURED OR GUARANTEED BY ANY GOVERNMENTAL AGENCY OR INSTRUMENTALITY.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS SUPPLEMENT OR THE ACCOMPANYING PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

THE ATTORNEY GENERAL OF THE STATE OF NEW YORK HAS NOT PASSED ON OR ENDORSED THE MERITS OF THIS OFFERING. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

====================================================================================================================================
                                            INITIAL              APPROXIMATE
            CLASS                         CERTIFICATE           % OF INITIAL         PASS-THROUGH     ASSUMED FINAL       EXPECTED
        DESIGNATION                         BALANCE(1)           POOL BALANCE            RATE       DISTRIBUTION DATE(2)  RATING(3)
------------------------------------------------------------------------------------------------------------------------------------
Class A-1 ......................           $50,000,000              23.58%             6.4690%      September 20, 2001      AAA
Class A-2 ......................           $81,468,000              38.42%             6.7803%      November 20, 2004       AAA
Class B ........................           $14,843,000               7.00%             7.1267%      September 20, 2005      AA
Class C ........................           $14,843,000               7.00%             7.3011%      October 20, 2005         A
Class D ........................           $ 9,542,000               4.50%             7.7490%      January 20, 2006        BBB
====================================================================================================================================

(1)  Subject to a permitted variance of plus or minus 5%.
(2) The "Assumed Final Distribution Date" with respect to any Class of Offered Certificates is the Distribution Date on which the final distribution would occur for such Class of Certificates based upon the assumption that no Mortgage Loan is voluntarily prepaid prior to its stated maturity and otherwise based on the Modeling Assumptions (as described herein). The actual performance and experience of the Mortgage Loans will likely differ from such assumptions. See "DESCRIPTION OF THE CERTIFICATES--Assumed Final Distribution Date; Rated Final Distribution Date" and "YIELD AND MATURITY CONSIDERATIONS" herein.
(3) It is a condition to their issuance that the respective Classes of Offered Certificates be assigned ratings by Standard & Poor's Ratings Services ("Standard & Poor's") and Fitch Investors Service, L.P. ("Fitch"; and together with Standard & Poor's, the "Rating Agencies") not lower than those set forth above. The "Rated Final Distribution Date" for each such Class is the Distribution Date in January 2028. See "DESCRIPTION OF THE CERTIFICATES-Assumed Final Distribution Date; Rated Final Distribution Date" and "RATINGS" herein.

--------

The Offered Certificates will be purchased by Salomon Brothers Inc (the "Underwriter") from the Depositor and will be offered by the Underwriter from time to time in negotiated transactions or otherwise at varying prices to be determined at the time of sale. Proceeds to the Depositor from the sale of the Offered Certificates, before deducting expenses payable by the Depositor, will be approximately 101.8489% of the initial aggregate Certificate Balance of the Offered Certificates, plus accrued interest from the Cut-off Date.

The Offered Certificates are offered subject to receipt and acceptance by the Underwriter, to prior sale and to the Underwriter's right to reject any order in whole or in part, and to withdraw, cancel or modify the offer without notice. It is expected that delivery of the Offered Certificates will be made through the facilities of The Depository Trust Company on or about February 29, 1996.
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SALOMON BROTHERS INC
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The date of this Prospectus Supplement is February 27, 1996.

(cover continued)

     The Depositor will acquire the Mortgage Loans from Salomon Brothers Realty Corp. (the "Mortgage Loan Seller"). On or before the date on which the Certificates are issued, the Depositor will cause the Mortgage Loans to be assigned, without recourse, to LaSalle National Bank, as trustee of the Trust Fund (the "Trustee"), in exchange for the issuance of the Certificates to or at the direction of the Depositor.

     In addition to the Offered Certificates, the Certificates will include the following seven Classes thereof (collectively, the "Private Certificates"): (i) the Class IO, Class E, Class F and Class G Certificates (collectively with the Offered Certificates, the "REMIC Regular Certificates"); and (ii) the Class R-I, Class R-II and Class R-III Certificates (collectively, the "REMIC Residual Certificates"). As and to the extent described herein, the Class E, Class F and Class G Certificates and the REMIC Residual Certificates (collectively, the "Private Subordinate Certificates") will be subordinate to the Offered
Certificates  and the Class IO  Certificates;  the Class D Certificates  will be subordinate to the Class A-1, Class A-2, Class IO, Class B and Class C Certificates; the Class C Certificates will be subordinate to the Class A-1, Class A-2, Class IO and Class B Certificates; and the Class B Certificates will be subordinate to the Class A-1, Class A-2 and Class IO Certificates. Distributions of interest on and principal of the Certificates will be made, to the extent of available funds, on the 20th day of each month or, if any such 20th day is not a business day, then on the next succeeding business day, commencing in March 1996 (each, a "Distribution Date"). As described herein, distributions allocable to interest accrued on each Class of Certificates will be made on each Distribution Date based on the fixed (or, in the case of the Class IO, Class E, Class F and Class G Certificates, the variable) pass-through rate (the "Pass-Through Rate") applicable to such Class and the stated principal amount (the "Certificate Balance") or, in the case of the Class IO Certificates, the hypothetical or notional principal amount (the "Class IO Notional Amount") of such Class outstanding immediately prior to such Distribution Date. Distributions allocable to principal of each Class of REMIC Regular Certificates (other than the Class IO Certificates) will be made in the amounts and in accordance with the priorities described herein. The Class IO Certificates will not have a Certificate Balance or entitle the holders thereof to distributions of principal. The REMIC Residual Certificates will not have a Certificate Balance or a specified Pass-Through Rate and, with limited exception, will not be entitled to any distributions until each other Class of Certificates is retired. See "DESCRIPTION OF THE CERTIFICATES--Certificate Balances and Notional Amounts", "--Pass-Through Rates" and "--Distributions" herein.

     The yield to maturity on each Class of Offered Certificates will depend on, among other things, the rate and timing of principal payments (including by reason of prepayments, defaults and liquidations) on the Mortgage Loans that are applied in reduction of the Certificate Balance of such Class. As and to the extent described herein, on each Distribution Date up to and including the earlier of (i) the Distribution Date on which the Offered Certificates are retired and (ii) the Distribution Date in January 2006, prepayment premiums actually collected in respect of the Mortgage Loans during the related Collection Period (as defined herein) will generally be allocated between the holders of the Class IO Certificates and the holders of the Class or Classes of Offered Certificates then entitled to distributions of principal. On each Distribution Date thereafter, such prepayment premiums will be distributed to the holders of the REMIC Residual Certificates. Any delay in collection of a balloon payment due at the maturity of a Mortgage Loan will likely extend the weighted average life of the Class or Classes of Offered Certificates entitled to distributions in respect of principal during the period that such payment is delinquent. See "DESCRIPTION OF THE CERTIFICATES--Distributions", "YIELD AND MATURITY CONSIDERATIONS" and "SERVICING OF THE MORTGAGE LOANS--Modifications, Waivers and Amendments" herein, and "YIELD CONSIDERATIONS" and "RISK FACTORS--Average Life of Certificates; Prepayments; Yields" in the Prospectus.

     As described herein, three separate "real estate mortgage investment conduit" ("REMIC") elections will be made with respect to the Trust Fund for federal income tax purposes (the REMICs formed thereby being herein referred to as "REMIC I", "REMIC II" and "REMIC III"). The Offered Certificates will constitute "regular interests" in the related REMIC. See "CERTAIN FEDERAL INCOME TAX CONSEQUENCES" herein and in the Prospectus.

     There is currently no secondary market for the Offered Certificates. The Underwriter intends to make a secondary market in the Offered Certificates, but has no obligation to do so. See "RISK FACTORS--The Certificates--Limited Liquidity" herein.

     THE CERTIFICATES OFFERED BY THIS PROSPECTUS SUPPLEMENT CONSTITUTE PART OF A SEPARATE SERIES OF CERTIFICATES ISSUED BY THE DEPOSITOR AND ARE BEING OFFERED PURSUANT TO ITS PROSPECTUS DATED FEBRUARY 14, 1996, OF WHICH THIS PROSPECTUS SUPPLEMENT IS A PART AND WHICH ACCOMPANIES THIS PROSPECTUS SUPPLEMENT. THE PROSPECTUS CONTAINS IMPORTANT INFORMATION REGARDING THIS OFFERING THAT IS NOT CONTAINED HEREIN, AND PROSPECTIVE INVESTORS ARE URGED TO READ BOTH THE PROSPECTUS AND THIS PROSPECTUS SUPPLEMENT IN FULL. SALES OF THE OFFERED CERTIFICATES MAY NOT BE CONSUMMATED UNLESS THE PURCHASER HAS RECEIVED BOTH THIS PROSPECTUS SUPPLEMENT AND THE PROSPECTUS.

                        SUMMARY OF PROSPECTUS SUPPLEMENT

     The following summary is qualified in its entirety by reference to the detailed information appearing elsewhere in this Prospectus Supplement and in the accompanying Prospectus. Certain capitalized terms used in this Summary may be defined elsewhere in this Prospectus Supplement or in the Prospectus. An "Index of Principal Definitions" is included at the end of both this Prospectus Supplement and the Prospectus. Terms that are used but not defined in this Prospectus Supplement have the meanings specified in the Prospectus.

Title of Certificates and
  Designation of Classes.............      Salomon Brothers Mortgage  Securities
                                           VII,  Inc.,   Mortgage   Pass-Through
                                           Certificates,   Series  1996-C1  (the
                                           "Certificates"),   to  be  issued  in
                                           twelve  classes  (each, a "Class") to
                                           be designated  as: (i) the Class A-1,
                                           Class  A-2,  Class B,  Class C, Class
                                           D,  Class  E,  Class  F and  Class  G
                                           Certificates    (collectively,    the
                                           "Principal  Balance   Certificates");
                                           (ii)  the   Class   IO   Certificates
                                           (together with the Principal  Balance
                                           Certificates,   the  "REMIC   Regular
                                           Certificates");  and  (iii) the Class
                                           R-I,  Class   R-II  and  Class  R-III
                                           Certificates    (collectively,    the
                                           "REMIC Residual Certificates").  Only
                                           the Class A-1,  Class  A-2,  Class B,
                                           Class  C  and  Class  D  Certificates
                                           (collectively,      the      "Offered
                                           Certificates")  are  offered  hereby.
                                           The remaining Classes of Certificates
                                           (collectively,      the      "Private
                                           Certificates")    have    not    been
                                           registered  under the  Securities Act
                                           of  1933,  as  amended,  and  are not
                                           offered     hereby.      Accordingly,
                                           information   herein   regarding  the
                                           terms of the Private  Certificates is
                                           provided   solely   because   of  its
                                           potential  relevance to a prospective
                                           purchaser of an Offered Certificate.

Depositor............................      Salomon Brothers Mortgage  Securities
                                           VII,  Inc.,  a Delaware  corporation.
                                           The    Depositor   is   an   indirect
                                           wholly-owned  subsidiary  of  Salomon
                                           Inc  and  an   affiliate  of  Salomon
                                           Brothers  Inc  (the   "Underwriter").
                                           Neither the  Depositor nor any of its
                                           affiliates  has insured or guaranteed
                                           the  Offered  Certificates.  See "THE
                                           DEPOSITOR" in the Prospectus.


Trustee..............................      LaSalle  National  Bank, a nationally
                                           chartered  bank. See  "DESCRIPTION OF
                                           THE    CERTIFICATES--The     Trustee"
                                           herein.

Master Servicer and Special Servicer.      Midland    Loan    Services,     L.P.
                                           ("Midland"),   a   Missouri   limited
                                           partnership.   In  its   capacity  as
                                           Special  Servicer,  Midland  will  be
                                           responsible  for  performing  certain
                                           servicing  functions  with respect to
                                           Mortgage Loans that, in general,  are
                                           in default or as to which  default is
                                           reasonably  foreseeable   ("Specially
                                           Serviced  Mortgage  Loans"),  and for
                                           the  administration  of any Mortgaged
                                           Property  that  may  be  acquired  on
                                           behalf  of  the  Trust  Fund  through
                                           foreclosure,    deed   in   lieu   of
                                           foreclosure   or   otherwise    (upon
                                           acquisition,  an "REO Property").  In
                                           its  capacity  as  Master   Servicer,
                                           Midland will otherwise be responsible
                                           for the servicing and  administration
                                           of the Mortgage Pool. Midland, in its
                                           capacity as Special Servicer, and any
                                           successor  thereto in such  capacity,
                                           may  be  replaced  by  the  Operating
                                           Adviser  as  described  herein.   See
                                           "SERVICING  OF  THE  MORTGAGE  LOANS"
                                           herein.

Operating Adviser....................      The  majority  holder (or holders) of
                                           the  most   subordinate   outstanding
                                           Class    of     Principal     Balance
                                           Certificates  (initially  the Class G
                                           Certificates)  will  have the  right,
                                           subject   to    certain    conditions
                                           described herein, to elect an adviser
                                           (the  "Operating  Adviser") from whom
                                           the Special Servicer will seek advice
                                           and approval and take direction under
                                           the various  circumstances  described
                                           herein.  See  "SERVICING  OF MORTGAGE
                                           LOANS--The Operating Adviser" herein.

Extension Adviser....................      The holder or  holders  of  Principal
                                           Balance    Certificates    with    an
                                           aggregate  principal balance equal to
                                           more   than  50%  of  the   aggregate
                                           Certificate  Balance  of  all  of the
                                           Principal    Balance     Certificates
                                           (exclusive  of the Class of Principal
                                           Balance  Certificates  whose  holders
                                           are  entitled  to elect an  Operating
                                           Adviser  and any Class or  Classes of
                                           Principal    Balance     Certificates
                                           subordinate  thereto)  will  have the
                                           right,  subject to certain conditions
                                           described herein, to elect an adviser
                                           (the  "Extension  Adviser") from whom
                                           the   Special   Servicer   will  seek
                                           approval   prior  to  extending   the
                                           maturity of any Mortgage  Loan beyond
                                           the third  anniversary of such loan's
                                           stated  maturity date. See "SERVICING
                                           OF  MORTGAGE   LOANS--The   Extension
                                           Adviser" herein.

Fiscal Agent.........................      ABN AMRO  Bank  N.V.,  a  Netherlands
                                           banking  corporation and an affiliate
                                           of the Trustee. The Fiscal Agent will
                                           be obligated to make P&I Advances (as
                                           defined  herein)  and  certain  other
                                           advances with respect to the Mortgage
                                           Loans  under  certain   circumstances
                                           described herein. See "DESCRIPTION OF

                                           THE  CERTIFICATES--P&I  Advances" and
                                           "--The Fiscal Agent" herein.

Mortgage Loan Seller.................      Salomon  Brothers Realty Corp., a New
                                           York  corporation.  The Mortgage Loan
                                           Seller   is  an   affiliate   of  the
                                           Depositor  and the  Underwriter.  See
                                           "DESCRIPTION    OF    THE    MORTGAGE
                                           POOL--The   Mortgage   Loan   Seller"
                                           herein.

Cut-off Date.........................      February 1, 1996.

Closing Date.........................      On or about February 29, 1996.

Registration; Denominations.........       The  Offered   Certificates  will  be
                                           issued   only  in   book-entry   form
                                           through   the   facilities   of   The
                                           Depository  Trust Company  ("DTC") in
                                           denominations   of  $100,000  initial
                                           principal    amount   and    integral
                                           multiples of $1 in excess thereof. No
                                           person  acquiring  an interest in any
                                           Offered  Certificate will be entitled
                                           to  receive  a  physical  certificate
                                           evidencing   such  interest,   except
                                           under   the   limited   circumstances
                                           described  under  "DESCRIPTION OF THE
                                           CERTIFICATES--Book-Entry Registration
                                           and Definitive  Certificates"  in the
                                           Prospectus.  See  "DESCRIPTION OF THE
                                           CERTIFICATES--Registration        and
                                           Denominations" herein.

The Mortgage Pool....................      The Mortgage  Pool will consist of 43
                                           conventional,   fixed  rate  mortgage
                                           loans (the "Mortgage  Loans") with an
                                           aggregate  Cut-off  Date Balance (the
                                           "Initial     Pool     Balance")    of
                                           $212,045,634,  subject to a permitted
                                           variance  of plus or  minus  5%.  The
                                           "Cut-off   Date   Balance"   of  each
                                           Mortgage Loan is the unpaid principal
                                           balance  thereof  as of  the  Cut-off
                                           Date,   after   application   of  all
                                           payments  due on or before such date,
                                           whether   or   not   received.    All
                                           numerical information provided herein
                                           with respect to the Mortgage Loans is
                                           provided on an approximate basis. All
                                           percentages of the Mortgage Loans, or
                                           of any  specified  group of  Mortgage
                                           Loans,  referred  to  herein  without
                                           further  description  are approximate
                                           percentages by aggregate Cut-off Date
                                           Balance.    All   weighted    average
                                           information   provided   herein  with
                                           respect   to   the   Mortgage   Loans
                                           reflects  weighing  of  the  Mortgage
                                           Loans by their Cut-off Date Balances.

                                           The Mortgage  Loans are  non-recourse
                                           obligations of the related borrowers.
                                           No

                                           Mortgage  Loan  will  be  insured  or
                                           guaranteed by any governmental entity
                                           or private insurer.

                                           The  Mortgage  Loans are  secured  by
                                           first  mortgage  liens  on,  in  each
                                           case,  the  related   borrower's  fee
                                           estate   in   an   income   producing
                                           (including    owner-occupied)    real
                                           property    (each,    a    "Mortgaged
                                           Property").    Twenty-one    of   the
                                           Mortgage Loans, or 34.5%, are secured
                                           by  liens  on  multifamily  apartment
                                           properties;  twelve  of the  Mortgage
                                           Loans, or 31.3%, are secured by liens
                                           on  retail  properties;  one  of  the
                                           Mortgage  Loans, or 13.3%, is secured
                                           by a  lien  on  an  office/industrial
                                           property; five of the Mortgage Loans,
                                           or  11.4%,  are  secured  by liens on
                                           hotel properties; two of the Mortgage
                                           Loans,  or 5.1%, are secured by liens
                                           on retail/office  properties;  one of
                                           the  Mortgage   Loans,  or  2.6%,  is
                                           secured  by a lien  on an  industrial
                                           property;  and  one of  the  Mortgage
                                           Loans,  or 1.8%, is secured by a lien
                                           on an  office  property.  See Annex A
                                           for a more  detailed  description  of
                                           the Mortgaged Properties.

                                           The  Mortgage  Loans are  secured  by
                                           liens on Mortgaged Properties located
                                           throughout  16 states.  Approximately
                                           72.8%  of  the  Mortgage   Loans  are
                                           secured   by   liens   on   Mortgaged
                                           Properties    located   in:   Georgia
                                           (eleven  Mortgage  Loans,  or 22.5%);
                                           Texas  (nine   Mortgage   Loans,   or
                                           13.7%);   Washington   (one  Mortgage
                                           Loan,  or 13.3%);  New  Jersey  (four
                                           Mortgage   Loans,   or  12.7%);   and
                                           Florida  (four  Mortgage   Loans,  or
                                           10.6%).   The  other   27.2%  of  the
                                           Mortgage  Loans are  secured by liens
                                           on   Mortgaged   Properties   located
                                           throughout  11  other   states.   See
                                           "DESCRIPTION    OF    THE    MORTGAGE
                                           POOL--General"    and   "--Additional
                                           Mortgage Loan Information" herein.

                                           Four  Mortgage  Loans,   representing
                                           9.8% of the Initial Pool Balance, are
                                           cross-defaulted                   and
                                           cross-collateralized with each other.
                                           See   "RISK   FACTORS--The  Mortgage
                                           Loans--Limitations  on Enforceability
                                           of    Cross-Collateralization"    and
                                           "DESCRIPTION    OF    THE    MORTGAGE
                                           POOL--The    ClubHouse    Loans   and
                                           Properties"   herein.   Except  where
                                           otherwise   specifically   indicated,
                                           statistical    information   provided
                                           herein with respect to such  Mortgage
                                           Loans is so provided  without  regard
                                           to the  cross-collateralization,  and
                                           each
                                           such  Mortgage Loan will be deemed to
                                           be secured by a mortgage lien on only
                                           one   of   the   related    Mortgaged
                                           Properties.

                                           All  of  the   Mortgage   Loans  bear
                                           interest    at    annualized    rates
                                           ("Mortgage  Rates")  that will remain
                                           fixed for their respective  remaining
                                           loan  terms.  Scheduled  payments  of
                                           principal  and/or  interest on all of
                                           the    Mortgage    Loans    ("Monthly
                                           Payments")  are  due  monthly  on the
                                           first  day of each  month  (the  "Due
                                           Date").   See   "DESCRIPTION  OF  THE
                                           MORTGAGE   POOL--Certain   Terms  and
                                           Characteristics   of   the   Mortgage
                                           Loans--Due   Dates"  and  "--Mortgage
                                           Rates;   Calculations   of  Interest"
                                           herein.

                                           Each of the Mortgage  Loans  provides
                                           for  Monthly  Payments  based  on  an
                                           amortization  schedule  significantly
                                           longer than its term to maturity.  As
                                           a result,  all of the Mortgage  Loans
                                           will   have   substantial   principal
                                           amounts,    together   with   accrued
                                           interest,  due and  payable  on their
                                           respective  maturity dates (each such
                                           payment, a "Balloon Payment"), unless
                                           prepaid prior  thereto.  The Mortgage
                                           Loans  generally  involve  a  greater
                                           risk of default than  self-amortizing
                                           loans   because   the  ability  of  a
                                           borrower to make the Balloon  Payment
                                           typically   will   depend   upon  its
                                           ability to fully  refinance  the loan
                                           or  to  sell  the  related  Mortgaged
                                           Property  at a  price  sufficient  to
                                           permit  the   borrower  to  make  the
                                           Balloon   Payment.    Moreover,   and
                                           whether or not losses are  ultimately
                                           sustained,    any    delay   in   the
                                           collection of a Balloon  Payment that
                                           would otherwise be  distributable  in
                                           respect   of  a  Class   of   Offered
                                           Certificates  will likely  extend the
                                           weighted  average life of such Class.
                                           See   "RISK   FACTORS--The   Mortgage
                                           Loans--Balloon  Payments"  herein and
                                           "RISK  FACTORS--Balloon  Payments" in
                                           the Prospectus.

                                           As of the  Cut-off  Date,  all of the
                                           Mortgage  Loans either (i)  currently
                                           permit      voluntary       principal
                                           prepayments    provided    that   the
                                           prepayment  is   accompanied   by  an
                                           additional   amount  (a   "Prepayment
                                           Premium")  in  excess  of the  amount
                                           prepaid  (23   Mortgage   Loans,   or
                                           38.8%),  or (ii)  currently  prohibit
                                           voluntary  prepayments  of  principal
                                           for a  period  (a  "Lockout  Period")
                                           ending  on  a  specified   date  (the
                                           "Lockout  Expiration Date") and, with
                                           limited exception,  impose Prepayment
                                           Premiums    in    connection     with
                                           prepayments   made   thereafter   (20
                                           Mortgage   Loans,   or  61.2%).   See
                                           "DESCRIPTION    OF    THE    MORTGAGE
                                           POOL--Certain        Terms        and
                                           Characteristics   of   the   Mortgage
                                           Loans"  and  "--Additional   Mortgage
                                           Loan Information" herein.

                                           As  and  to  the   extent   described
                                           herein,  on each Distribution Date up
                                           to and  including  the earlier of (i)
                                           the  Distribution  Date on which  the
                                           Offered  Certificates are retired and
                                           (ii) the Distribution Date in January
                                           2006,  Prepayment  Premiums  actually
                                           collected    during    the    related
                                           Collection Period (as defined herein)
                                           will  generally be allocated  between
                                           the   holders   of   the   Class   IO
                                           Certificates  and the  holders of the
                                           Class   or    Classes    of   Offered
                                           Certificates    then    entitled   to
                                           distributions   of   principal.   See
                                           "DESCRIPTION   OF  THE   CERTIFICATES
                                           --Distributions    --      Prepayment
                                           Premiums" herein.  The ability of the
                                           Master  Servicer  and/or the  Special
                                           Servicer to waive or modify the terms
                                           of any Mortgage Loan that require the
                                           payment  of a  Prepayment  Premium is
                                           limited  as  described  herein.   See
                                           "SERVICING     OF    THE     MORTGAGE
                                           LOANS--Modifications,   Waivers   and
                                           Amendments"   herein.   Neither   the
                                           Depositor nor the  Underwriter  makes
                                           any    representation   as   to   the
                                           enforceability  of the  provision  of
                                           any  Mortgage   Loan   requiring  the
                                           payment of a Prepayment  Premium,  or
                                           of   the    collectability   of   any
                                           Prepayment Premium.

                                           As of the Cut-off Date,  the Mortgage
                                           Loans  had the  following  additional
                                           characteristics:

                                              (i)    Cut-off    Date    Balances
                                                     ranging  from  $483,244  to
                                                     $28,276,818, and an average
                                                     Cut-off   Date  Balance  of
                                                     $4,931,294;

                                              (ii)   Mortgage Rates ranging from
                                                     7.95%  per  annum to 11.16%
                                                     per  annum,  and a weighted
                                                     average  Mortgage  Rate  of
                                                     9.26% per annum;

                                              (iii)  remaining      terms     to
                                                     scheduled  maturity ranging
                                                     from  29   months   to  119
                                                     months,   and  a   weighted
                                                     average  remaining  term to
                                                     scheduled  maturity  of  88
                                                     months;

                                              (iv)   remaining         scheduled
                                                     amortization  terms ranging
                                                     from  224   months  to  359
                                                     months,   and  a   weighted
                                                     average           remaining
                                                     amortization  term  of  310
                                                     months (see "DESCRIPTION OF
                                                     THE MORTGAGE  POOL--Certain
                                                     Terms  and  Characteristics
                                                     of       the       Mortgage
                                                     Loans   --    Amortization"
                                                     herein); and

                                              (v)    Debt    Service    Coverage
                                                     Ratios    (calculated    as
                                                     described             under
                                                     "DESCRIPTION     OF     THE
                                                     MORTGAGE   POOL--Additional
                                                     Mortgage Loan  Information"
                                                     herein)  ranging from 1.12x
                                                     to  2.82x,  and a  weighted
                                                     average     Debt    Service
                                                     Coverage Ratio of 1.37x.

                                           For    information    regarding   the
                                           loan-to-value  ratios of the Mortgage
                                           Loans,   see   "DESCRIPTION   OF  THE
                                           MORTGAGE   POOL--Additional  Mortgage
                                           Loan Information" herein.

                                           On or prior to the Closing  Date,  at
                                           the direction of the  Depositor,  the
                                           Mortgage  Loan Seller will assign the
                                           Mortgage Loans, without recourse,  to
                                           the  Trustee  for the  benefit of the
                                           holders  of  the  Certificates   (the
                                           "Certificateholders").  In connection
                                           with such  assignment,  the  Mortgage
                                           Loan   Seller   will   make   certain
                                           representations     and    warranties
                                           regarding the  characteristics of the
                                           Mortgage    Loans   and,    as   more
                                           particularly  described herein,  will
                                           agree  to cure  any  material  breach
                                           thereof  or, in the absence of such a
                                           cure,  to  repurchase   the  affected
                                           Mortgage  Loan. See  "DESCRIPTION  OF
                                           THE  MORTGAGE   POOL--Representations
                                           and Warranties; Repurchases" herein.

Description of the Certificates......      The   Certificates   will  be  issued
                                           pursuant to a Pooling  and  Servicing
                                           Agreement,  to be  dated  as  of  the
                                           Cut-off  Date,  among the  Depositor,
                                           the  Master  Servicer,   the  Special
                                           Servicer,  the  Fiscal  Agent and the
                                           Trustee (the  "Pooling and  Servicing
                                           Agreement"),  and will  represent  in
                                           the aggregate  the entire  beneficial
                                           ownership  interest  in a trust  fund
                                           (the "Trust Fund")  consisting of the
                                           Mortgage  Pool  and  certain  related
                                           assets.

     A.  Certificate Balances and
             Notional Amounts.......       Upon  initial  issuance,  and in each
                                           case subject to a permitted  variance
                                           of plus or minus 5%,

                                              (i)    the Class A-1  Certificates
                                                     will  have  a   Certificate
                                                     Balance   of   $50,000,000,
                                                     which    will     represent
                                                     approximately 23.58% of the
                                                     Initial Pool Balance;

                                              (ii)   the Class A-2  Certificates
                                                     will  have  a   Certificate
                                                     Balance   of   $81,468,000,
                                                     which    will     represent
                                                     approximately 38.42% of the
                                                     Initial Pool Balance;

                                              (iii)  the  Class  B  Certificates
                                                     will  have  a   Certificate
                                                     Balance   of   $14,843,000,
                                                     which    will     represent
                                                     approximately  7.00% of the
                                                     Initial Pool Balance;

                                              (iv)   the  Class  C  Certificates
                                                     will  have  a   Certificate
                                                     Balance   of   $14,843,000,
                                                     which    will     represent
                                                     approximately  7.00% of the
                                                     Initial Pool Balance; and

                                              (v)    the  Class  D  Certificates
                                                     will  have  a   Certificate
                                                     Balance   of    $9,542,000,
                                                     which    will     represent
                                                     approximately  4.50% of the
                                                     Initial Pool Balance.

                                           Upon initial issuance,  the aggregate
                                           Certificate  Balance  of the Class E,
                                           Class F and Class G Certificates will
                                           equal the excess of the Initial  Pool
                                           Balance  over the  initial  aggregate
                                           Certificate  Balance  of the  Offered
                                           Certificates.

                                           The  "Certificate   Balance"  of  any
                                           Class    of     Principal     Balance
                                           Certificates  outstanding at any time
                                           represents  the  maximum  amount that
                                           the holders  thereof are  entitled to
                                           receive as distributions allocable to
                                           principal  from the cash  flow on the
                                           Mortgage  Loans and the other  assets
                                           in   the   Trust   Fund.    As   more
                                           particularly  described  herein,  the
                                           Certificate  Balance  of any Class of
                                           Principal  Balance  Certificates will
                                           be reduced on each  Distribution Date
                                           by  any  distributions  of  principal
                                           actually   made  on  such   Class  of
                                           Certificates  on  such   Distribution
                                           Date and,  further,  by any  Realized
                                           Losses and

                                           Additional  Trust Fund Expenses (each
                                           as defined  herein) deemed  allocated
                                           to such Class of Certificates on such
                                           Distribution  Date. See  "DESCRIPTION
                                           OF  THE  CERTIFICATES--Distributions"
                                           and  "--Subordination;  Allocation of
                                           Losses and Certain Expenses" herein.

                                           The  Class IO  Certificates  will not
                                           have a  Certificate  Balance and will
                                           not entitle  the  holders  thereof to
                                           distributions of principal;  instead,
                                           such  Certificates will represent the
                                           right  to  receive  distributions  of
                                           interest  accrued as described herein
                                           on   a   hypothetical   or   notional
                                           principal   amount   (the  "Class  IO
                                           Notional   Amount")   equal   to  the
                                           aggregate of the Certificate Balances
                                           of the respective  Classes of Offered
                                           Certificates outstanding from time to
                                           time.  The Class IO  Notional  Amount
                                           will be  comprised  of five  separate
                                           components   (each,  a  "Component"),
                                           with each Component  corresponding to
                                           a   different    Class   of   Offered
                                           Certificates    (for    purposes   of
                                           reference herein,  each Component has
                                           been  assigned  the  same  letter  or
                                           letter and number  designation as the
                                           corresponding    Class   of   Offered
                                           Certificates).  Each  Component  will
                                           equal   the    Certificate    Balance
                                           outstanding  from time to time of the
                                           corresponding    Class   of   Offered
                                           Certificates. See "DESCRIPTION OF THE
                                           CERTIFICATES--Certificate    Balances
                                           and     Notional     Amounts"     and
                                           "--Distributions    --     Prepayment
                                           Premiums" herein.


                                           The REMIC Residual  Certificates will
                                           not  have  Certificate  Balances  and
                                           will  not   accrue   interest   on  a
                                           notional    principal    amount    or
                                           otherwise.   Such  Certificates  will
                                           represent   the   right  to   receive
                                           certain limited amounts not otherwise
                                           payable   in  respect  of  the  REMIC
                                           Regular Certificates.

     B.  Pass-Through Rates.........       The Pass-Through  Rates applicable to
                                           the Class A-1,  Class  A-2,  Class B,
                                           Class C and Class D Certificates  for
                                           each  Distribution Date will be fixed
                                           rates  equal  to  6.4690%,   6.7803%,
                                           7.1267%,   7.3011%  and  7.7490%  per
                                           annum, respectively.

                                           The  Pass-Through  Rate applicable to
                                           the  Class  IO  Certificates  for the
                                           initial  Distribution Date will equal
                                           approximately 1.7265% per annum. With
                                           respect  to  each  Distribution  Date
                                           subsequent     to     the     initial
                                           Distribution Date, up
                                           to  and  including  the  Distribution
                                           Date    in    January    2006,    the
                                           Pass-Through  Rate  for the  Class IO
                                           Certificates  will be a variable rate
                                           equal to the weighted  average of the
                                           Component  A-1 Rate (fixed at 0.5344%
                                           per annum), the Component A-2 Rate (a
                                           variable  rate  initially   equal  to
                                           2.4036% per annum),  the  Component B
                                           Rate (a variable rate initially equal
                                           to 2.0572% per annum),  the Component
                                           C Rate  (a  variable  rate  initially
                                           equal to  1.8828%  per annum) and the
                                           Component  D Rate  (a  variable  rate
                                           initially   equal  to   1.4349%   per
                                           annum),  weighted on the basis of the
                                           proportion  that  the  amount  of the
                                           related   Component   (that  is,  the
                                           Component  with  the same  letter  or
                                           letter   and   number    designation)
                                           outstanding immediately prior to such
                                           Distribution Date bears to the entire
                                           Class IO Notional Amount  outstanding
                                           immediately     prior     to     such
                                           Distribution   Date.   Each   of  the
                                           Component  A-2 Rate,  the Component B
                                           Rate,  the  Component  C Rate and the
                                           Component D Rate is, as stated above,
                                           a variable  rate and, with respect to
                                           each  Distribution  Date,  will equal
                                           the  Weighted  Average  Net  Mortgage
                                           Rate  (as  defined  below)  for  such
                                           Distribution  Date  minus  the  fixed
                                           Pass-Through  Rate  for the  Class of
                                           Offered  Certificates  with  the same
                                           letter or  letter  and  number  Class
                                           designation.  With  respect  to  each
                                           Distribution  Date  subsequent to the
                                           Distribution  Date in  January  2006,
                                           the  Pass-Through  Rate for the Class
                                           IO Certificates will be 0% per annum.

                                           The Pass-Through  Rates applicable to
                                           the  Class  E,  Class  F and  Class G
                                           Certificates  for  each  Distribution
                                           Date  will,  in the case of each such
                                           Class, equal the Weighted Average Net
                                           Mortgage  Rate for such  Distribution
                                           Date. The REMIC Residual Certificates
                                           will not have specified  Pass-Through
                                           Rates.

                                           The  "Weighted  Average Net  Mortgage
                                           Rate" for each  Distribution  Date is
                                           the  weighted   average  of  the  Net
                                           Mortgage Rates for the Mortgage Loans
                                           as of the commencement of the related
                                           Collection  Period,  weighted  on the
                                           basis   of  the   respective   Stated
                                           Principal  Balances  of the  Mortgage
                                           Loans  outstanding  immediately prior
                                           to such  Distribution  Date. The "Net
                                           Mortgage Rate" for each Mortgage

                                           Loan   will   generally   equal   the
                                           Mortgage  Rate  in  effect  for  such
                                           Mortgage  Loan  from  time  to  time,
                                           minus  7.25  basis  points;  provided
                                           that  the Net  Mortgage  Rate for any
                                           Mortgage  Loan will not  reflect  any
                                           adjustments  to its Mortgage  Rate in
                                           connection   with  a  bankruptcy   or
                                           similar   proceeding   involving  the
                                           related borrower or a modification of
                                           the  Mortgage  Rate  agreed to by the
                                           Master   Servicer   or  the   Special
                                           Servicer as  described  herein  under
                                           "SERVICING     OF    THE     MORTGAGE
                                           LOANS--Modifications,   Waivers   and
                                           Amendments."  The  "Stated  Principal
                                           Balance"   of  each   Mortgage   Loan
                                           outstanding  at any  time  represents
                                           the   principal   balance   of   such
                                           Mortgage  Loan   ultimately  due  and
                                           payable to the Certificateholders and
                                           will generally equal the Cut-off Date
                                           Balance thereof, reduced (to not less
                                           than zero) on each  Distribution Date
                                           by  (i)   any   payments   or   other
                                           collections   (or  advances  in  lieu
                                           thereof)   of   principal   of   such
                                           Mortgage   Loan   that   are  due  or
                                           received,  as the case may be, during
                                           the  related  Collection  Period  and
                                           distributed  on the  Certificates  on
                                           such  Distribution  Date and (ii) the
                                           principal  portion  of  any  Realized
                                           Loss  incurred  in  respect  of  such
                                           Mortgage   Loan  during  the  related
                                           Collection Period.

                                           The  "Collection   Period"  for  each
                                           Distribution  Date will be the period
                                           that begins immediately following the
                                           Determination   Date  in  the   month
                                           preceding  the  month in  which  such
                                           Distribution  Date occurs (or, in the
                                           case  of  the  initial   Distribution
                                           Date,   immediately   following   the
                                           Cut-off   Date)   and   ends  on  and
                                           includes  the  Determination  Date in
                                           the same  month as such  Distribution
                                           Date. The  "Determination  Date" will
                                           be the 12th day of each  month or, if
                                           such 12th day is not a business  day,
                                           the first preceding business day. See
                                           "DESCRIPTION          OF          THE
                                           CERTIFICATES--Pass-Through     Rates"
                                           herein.

     C.  Distributions...............      Distributions   on  the  Certificates
                                           will be made by the  Trustee,  to the
                                           extent  of  available  funds,  on the
                                           20th  day of each  month  or,  if any
                                           such 20th day is not a business  day,
                                           then on the next succeeding  business
                                           day,  commencing in March 1996 (each,
                                           a "Distribution  Date"). The total of
                                           all payments or other collections (or
                                           advances  in lieu
                                           thereof)  on or  in  respect  of  the
                                           Mortgage Loans that are available for
                                           distribution  to the  holders  of the
                                           REMIC Regular Certificates (including
                                           the  Offered   Certificates)  on  any
                                           Distribution    Date    (other   than
                                           Prepayment   Premiums,    which,   as
                                           described   herein,   are  separately
                                           distributable to  Certificateholders)
                                           is   herein   referred   to  as   the
                                           "Available  Distribution  Amount" for
                                           such date.  See  "DESCRIPTION  OF THE
                                           CERTIFICATES  -- Distributions -- The
                                           Available     Distribution    Amount"
                                           herein.

                                           On  each   Distribution   Date,   the
                                           Trustee  will  (except  as  otherwise
                                           described  under  "DESCRIPTION OF THE
                                           CERTIFICATES -- Termination"  herein)
                                           apply  the   Available   Distribution
                                           Amount  for such date  generally  for
                                           the  purposes  and  in the  order  of
                                           priority  set  forth  below,  in each
                                           case  to  the  extent  of   remaining
                                           available funds:

                                              (1)    to     distributions     of
                                                     interest  to the holders of
                                                     the Class A-1 Certificates,
                                                     the  holders  of the  Class
                                                     A-2 and the  holders of the
                                                     Class IO Certificates,  pro
                                                     rata    based    on   their
                                                     respective  entitlements to
                                                     interest,   in  an   amount
                                                     equal   to   the   Interest
                                                     Distribution   Amount   (as
                                                     defined  below) in  respect
                                                     of  each   such   Class  of
                                                     Certificates    for    such
                                                     Distribution  Date and,  to
                                                     the extent  not  previously
                                                     paid,    for   each   prior
                                                     Distribution Date;

                                              (2)    to     distributions     of
                                                     principal to the holders of
                                                     the Class A-1  Certificates
                                                     and  the   holders  of  the
                                                     Class   A-2   Certificates,
                                                     allocable  as between  such
                                                     Classes                  of
                                                     Certificateholders       as
                                                     described   herein,  in  an
                                                     amount  (not to exceed  the
                                                     then aggregate  outstanding
                                                     Certificate Balance of such
                                                     Classes  of   Certificates)
                                                     equal   to  the   Principal
                                                     Distribution   Amount   (as
                                                     defined   below)  for  such
                                                     Distribution Date;

                                              (3)    to   distributions  to  the
                                                     holders  of the  Class  A-1
                                                     Certificates     and    the
                                                     holders  of the  Class  A-2
                                                     Certificates,    pro   rata
                                                     based on  their  respective
                                                     entitlements             to
                                                     reimbursement, to reimburse
                                                     such    holders   for   all
                                                     Realized     Losses     and
                                                     Additional    Trust    Fund
                                                     Expenses,      if      any,
                                                     previously deemed allocated
                                                     to  each   such   Class  of
                                                     Certificates  and for which
                                                     no    reimbursement     has
                                                     previously been received;

                                               (4)   to     distributions     of
                                                     interest  to the holders of
                                                     the Class B Certificates in
                                                     an  amount   equal  to  the
                                                     Interest       Distribution
                                                     Amount in  respect  of such
                                                     Class of  Certificates  for
                                                     such Distribution Date and,
                                                     to    the     extent    not
                                                     previously  paid,  for each
                                                     prior Distribution Date;

                                               (5)   if the  Class A-1 and Class
                                                     A-2 Certificates  have been
                                                     retired,  to  distributions
                                                     of principal to the holders
                                                     of the Class B Certificates
                                                     in an amount (not to exceed
                                                     the    then     outstanding
                                                     Certificate Balance of such
                                                     Class   of    Certificates)
                                                     equal   to  the   Principal
                                                     Distribution   Amount   for
                                                     such Distribution Date (net
                                                     of  any   portion   thereof
                                                     applied  in  retirement  of
                                                     the Class A-1 and/or  Class
                                                     A-2 Certificates);

                                               (6)   to   distributions  to  the
                                                     holders   of  the  Class  B
                                                     Certificates  to  reimburse
                                                     such    holders   for   all
                                                     Realized     Losses     and
                                                     Additional    Trust    Fund
                                                     Expenses,      if      any,
                                                     previously deemed allocated
                                                     to    such     Class     of
                                                     Certificates  and for which
                                                     no    reimbursement     has
                                                     previously been received;

                                               (7)   to     distributions     of
                                                     interest  to the holders of
                                                     the Class C Certificates in
                                                     an  amount   equal  to  the
                                                     Interest       Distribution
                                                     Amount in  respect  of such
                                                     Class of  Certificates  for
                                                     such Distribution Date and,
                                                     to    the     extent    not
                                                     previously  paid,  for each
                                                     prior Distribution Date;

                                               (8)   if the Class A-1, Class A-2
                                                     and  Class  B  Certificates
                                                     have   been   retired,   to
                                                     distributions  of principal
                                                     to the holders of the Class
                                                     C Certificates in an amount
                                                     (not  to  exceed  the  then
                                                     outstanding     Certificate
                                                     Balance  of such  Class  of
                                                     Certificates)  equal to the
                                                     Principal      Distribution
                                                     Amount       for       such
                                                     Distribution  Date  (net of
                                                     any portion thereof applied
                                                     in  retirement of the

                                                     Class A-1, Class A-2 and/or
                                                     Class B Certificates);

                                               (9)   to   distributions  to  the
                                                     holders   of  the  Class  C
                                                     Certificates  to  reimburse
                                                     such    holders   for   all
                                                     Realized     Losses     and
                                                     Additional    Trust    Fund
                                                     Expenses,      if      any,
                                                     previously deemed allocated
                                                     to    such     Class     of
                                                     Certificates  and for which
                                                     no    reimbursement     has
                                                     previously been received;

                                               (10)  to     distributions     of
                                                     interest  to the holders of
                                                     the Class D Certificates in
                                                     an  amount   equal  to  the
                                                     Interest       Distribution
                                                     Amount in  respect  of such
                                                     Class of  Certificates  for
                                                     such Distribution Date and,
                                                     to    the     extent    not
                                                     previously  paid,  for each
                                                     prior Distribution Date;

                                               (11)  if  the  Class  A-1,  Class
                                                     A-2,  Class  B and  Class C
                                                     Certificates    have   been
                                                     retired,  to  distributions
                                                     of principal to the holders
                                                     of the Class D Certificates
                                                     in an amount (not to exceed
                                                     the    then     outstanding
                                                     Certificate Balance of such
                                                     Class   of    Certificates)
                                                     equal   to  the   Principal
                                                     Distribution   Amount   for
                                                     such Distribution Date (net
                                                     of  any   portion   thereof
                                                     applied  in  retirement  of
                                                     the Class  A-1,  Class A-2,
                                                     Class  B  and/or   Class  C
                                                     Certificates);

                                               (12)  to   distributions  to  the
                                                     holders   of  the  Class  D
                                                     Certificates  to  reimburse
                                                     such    holders   for   all
                                                     Realized     Losses     and
                                                     Additional    Trust    Fund
                                                     Expenses,      if      any,
                                                     previously deemed allocated
                                                     to    such     Class     of
                                                     Certificates  and for which
                                                     no    reimbursement     has
                                                     previously  been  received;
                                                     and

                                               (13)  to   distributions  to  the
                                                     holders  of  the  Class  E,
                                                     Class F,  Class G and REMIC
                                                     Residual       Certificates
                                                     (collectively, the "Private
                                                     Subordinate  Certificates")
                                                     as described herein.

                                           Except      under     the     limited
                                           circumstances    described    herein,
                                           distributions  of  principal  on  the
                                           Class A-1 and Class A-2  Certificates
                                           as described in clause (2) above will
                                           be paid, first, to the holders of the
                                           Class  A-1  Certificates,  until  the
                                           Certificate  Balance of
                                           such Class of Certificates is reduced
                                           to  zero,  and  thereafter,   to  the
                                           holders     of    the    Class    A-2
                                           Certificates,  until the  Certificate
                                           Balance of such Class of Certificates
                                           is reduced to zero. See  "DESCRIPTION
                                           OF         THE         CERTIFICATES--
                                           Distributions--Application   of   the
                                           Available     Distribution    Amount"
                                           herein.

                                           If  and  to  the   extent   that  the
                                           Available Distribution Amount for any
                                           Distribution    Date    exceeds   the
                                           aggregate of (i) all interest payable
                                           in  respect  of  the  REMIC   Regular
                                           Certificates  on  such   Distribution
                                           Date, (ii) the Principal Distribution
                                           Amount for such Distribution Date and
                                           (iii)   all   unreimbursed   Realized
                                           Losses  and  Additional   Trust  Fund
                                           Expenses  previously deemed allocated
                                           in respect of the  Principal  Balance
                                           Certificates,    such   excess   (the
                                           "Excess  Cash  Flow") will be paid as
                                           principal   to  the  holders  of  the
                                           respective   Classes   of   Principal
                                           Balance   Certificates   in   reverse
                                           alphabetical   order  of  the  letter
                                           portions of their Class designations.
                                           With  respect  to  any   Distribution
                                           Date,  the  Excess  Cash  Flow  would
                                           generally  be  expected  to equal the
                                           sum of (1) 1/12 of the product of (a)
                                           the Certificate  Balance of the Class
                                           A-1     Certificates      outstanding
                                           immediately     prior     to     such
                                           Distribution Date,  multiplied by (b)
                                           the   difference   between   (i)  the
                                           Weighted  Average Net  Mortgage  Rate
                                           for such  Distribution  Date and (ii)
                                           the sum of the Pass-Through  Rate for
                                           the  Class A-1  Certificates  and the
                                           Component  A-1 Rate,  (2) 1/12 of the
                                           product  of  (x)  any  excess  of the
                                           aggregate Stated Principal Balance of
                                           the Mortgage  Pool over the aggregate
                                           Certificate  Balance of the Principal
                                           Balance  Certificates,  in each  case
                                           outstanding immediately prior to such
                                           Distribution Date,  multiplied by (y)
                                           the  Weighted  Average  Net  Mortgage
                                           Rate for such Distribution  Date, and
                                           (3) if such  Distribution Date occurs
                                           after  January  2006, an amount equal
                                           to what would otherwise have been the
                                           Interest  Distribution Amount for the
                                           Class   IO   Certificates   for  such
                                           Distribution  Date assuming that such
                                           Distribution  Date  instead  occurred
                                           during or prior to January 2006.  Any
                                           such payment will cause the aggregate
                                           Stated   Principal   Balance  of  the
                                           Mortgage  Pool to exceed (or  further
                                           exceed,  as  the  case  may  be)  the
                                           aggregate  Certificate

                                           Balance  of  the  Principal   Balance
                                           Certificates;    and,    as   further
                                           described herein, Realized Losses and
                                           Additional  Trust Fund  Expenses will
                                           be   allocated   to  the   respective
                                           Classes    of    Principal    Balance
                                           Certificates  only  when  and  to the
                                           extent  that  the  aggregate   Stated
                                           Principal  Balance  of  the  Mortgage
                                           Pool  is  less  than  the   aggregate
                                           Certificate  Balance of the Principal
                                           Balance       Certificates.       See
                                           "Description  of  the  Certificates--
                                           Subordination;  Allocation  of Losses
                                           and Certain Expenses" herein.

                                           The "Interest Distribution Amount" in
                                           respect of any Class of REMIC Regular
                                           Certificates   for  any  Distribution
                                           Date (or, in the case of the Class IO
                                           Certificates,  for  any  Distribution
                                           Date   up  to   and   including   the
                                           Distribution  Date in  January  2006)
                                           will equal one  month's  interest  at
                                           the  applicable   Pass-Through   Rate
                                           accrued on the Certificate Balance of
                                           such Class of  Certificates  (or,  in
                                           the    case   of   the    Class    IO
                                           Certificates,  the Class IO  Notional
                                           Amount) outstanding immediately prior
                                           to such  Distribution  Date,  reduced
                                           (to  not  less  than  zero)  by  such
                                           Class's   allocable  share  (in  each
                                           case, calculated as described herein)
                                           of  any  Net   Aggregate   Prepayment
                                           Interest   Shortfall   (as  described
                                           below)  for such  Distribution  Date.
                                           The  "Interest  Distribution  Amount"
                                           for the Class IO Certificates for any
                                           Distribution     Date    after    the
                                           Distribution  Date  in  January  2006
                                           will be  zero.  Interest  payable  in
                                           respect   of   the   REMIC    Regular
                                           Certificates  will be  calculated  on
                                           the   basis   of   a   360-day   year
                                           consisting of twelve  30-day  months.
                                           See   "SERVICING   OF  THE   MORTGAGE
                                           LOANS--Servicing       and      Other
                                           Compensation and Payment of Expenses"
                                           and      "DESCRIPTION      OF     THE
                                           CERTIFICATES--Distributions--Interest
                                           Distribution Amount" herein.

                                           The "Principal  Distribution  Amount"
                                           for any  Distribution  Date generally
                                           will  equal  the   aggregate  of  the
                                           following:  (i) the  aggregate of the
                                           principal  portions of all  Scheduled
                                           Payments    (other    than    Balloon
                                           Payments)  and any Assumed  Scheduled
                                           Payments  due or deemed  due on or in
                                           respect  of the  Mortgage  Loans  for
                                           their  respective Due Dates occurring
                                           during the related Collection Period;
                                           (ii) the  aggregate of all  voluntary
                                           principal
                                           prepayments  received on the Mortgage
                                           Loans  during the related  Collection
                                           Period;  (iii)  with  respect  to any
                                           Mortgage Loan as to which the related
                                           stated  maturity date occurred during
                                           or  prior to the  related  Collection
                                           Period,   any  payment  of  principal
                                           (including a Balloon Payment) made by
                                           or on behalf of the related  borrower
                                           during the related Collection Period,
                                           net of any  portion  of such  payment
                                           that   represents   a   recovery   of
                                           principal     amounts    that    have
                                           previously been advanced and (iv) the
                                           aggregate    of    all    liquidation
                                           proceeds,     insurance     proceeds,
                                           condemnation   awards,   proceeds  of
                                           Mortgage  Loan  repurchases  and  net
                                           operating  income from REO Properties
                                           that were  received  on or in respect
                                           of  the  Mortgage  Loans  during  the
                                           related  Collection  Period  and that
                                           were  identified  and  applied by the
                                           Master   Servicer  as  recoveries  of
                                           principal  of  the  related  Mortgage
                                           Loans,   in  each  case  net  of  any
                                           portion  of  such   collections  that
                                           represents  a recovery  of  principal
                                           amounts  that  have  previously  been
                                           advanced.  See  "DESCRIPTION  OF  THE
                                           CERTIFICATES   --   Distributions  --
                                           Principal  Distribution  Amount"  and
                                           "--Distributions--Treatment   of  REO
                                           Properties" herein.

                                           The  "Scheduled  Payment"  due on any
                                           Mortgage Loan on any related Due Date
                                           generally   is  the   amount  of  the
                                           Monthly  Payment  that  would  be due
                                           thereon on such date,  without regard
                                           to  any   waiver,   modification   or
                                           amendment  of  such   Mortgage   Loan
                                           following the Cut-off Date granted or
                                           agreed  to  by  the  Master  Servicer
                                           and/or  the   Special   Servicer   or
                                           otherwise   resulting  in  connection
                                           with   a   bankruptcy    or   similar
                                           proceeding   involving   the  related
                                           borrower,   and  assuming  that  each
                                           prior Scheduled Payment has been made
                                           in a timely manner, and such Mortgage
                                           Loan is not otherwise in default.

                                           The "Assumed Scheduled Payment" is an
                                           amount  deemed  due in respect of any
                                           Mortgage  Loan that is  delinquent in
                                           respect of its Balloon Payment beyond
                                           the end of the  Collection  Period in
                                           which  its   stated   maturity   date
                                           occurred.   The   Assumed   Scheduled
                                           Payment   deemed   due  on  any  such
                                           Mortgage Loan on its stated  maturity
                                           date and on each  successive Due Date
                                           that  it  remains  or  is  deemed  to
                                           remain  outstanding  shall  equal the

                                           Scheduled  Payment  that  would  have
                                           been due  thereon on such date if the
                                           related  Balloon Payment had not come
                                           due but rather such Mortgage Loan had
                                           continued  to amortize in  accordance
                                           with   such    loan's    amortization
                                           schedule in effect as of the  Cut-off
                                           Date.

                                           On each  Distribution  Date up to and
                                           including  the  earlier  of  (i)  the
                                           Distribution   Date  on   which   the
                                           Offered  Certificates are retired and
                                           (ii) the Distribution Date in January
                                           2006, any Prepayment Premium actually
                                           collected  on  the   Mortgage   Loans
                                           during the related  Collection Period
                                           will be distributed to the holders of
                                           the  Class  IO  Certificates  and the
                                           holders   of  the  Class  of  Offered
                                           Certificates then currently  entitled
                                           to  distributions  of  principal,  as
                                           follows: (1) the holders of the Class
                                           IO  Certificates  will be entitled to
                                           receive   an  amount   equal  to  the
                                           product   of  (a)   such   Prepayment
                                           Premium,   multiplied   by  (b)   the
                                           quotient of (i) the Net Mortgage Rate
                                           of the related prepaid  Mortgage Loan
                                           minus the  Pass-Through  Rate of such
                                           Class   of   Offered    Certificates,
                                           divided by (ii) the Net Mortgage Rate
                                           of the related prepaid  Mortgage Loan
                                           minus the lesser of the  Pass-Through
                                           Rate  and  the  applicable   Adjusted
                                           Treasury  Yield  in  respect  of such
                                           Class of  Offered  Certificates;  and
                                           (2)  the  holders  of such  Class  of
                                           Offered Certificates will be entitled
                                           to  receive  the  remainder  of  such
                                           Prepayment     Premium.     On    any
                                           Distribution    Date,   up   to   and
                                           including  the  Distribution  Date in
                                           January  2006,  on which one Class of
                                           Offered Certificates will be retired,
                                           and the holders of a second  Class of
                                           Offered  Certificates  will  commence
                                           receiving distributions of principal,
                                           any   Prepayment   Premium   received
                                           during the related  Collection Period
                                           will  first  be   divided   into  two
                                           separate   amounts   based  on,   and
                                           attributable   to,   the   respective
                                           portions  of  the  related  principal
                                           prepayment  distributable  in respect
                                           of  each   such   Class  of   Offered
                                           Certificates,  and each such separate
                                           amount will then be allocated between
                                           the   holders   of   the   Class   IO
                                           Certificates  and the  holders of the
                                           corresponding    Class   of   Offered
                                           Certificates   as   provided  in  the
                                           immediately preceding sentence.  (For
                                           purposes  of  the   foregoing,   that
                                           portion of the Principal Distribution

                                           Amount for any Distribution Date that
                                           represents   Scheduled  Payments  and
                                           Assumed  Scheduled  Payments  will be
                                           deemed distributed prior to principal
                                           prepayments    and   other    amounts
                                           constituting  part of such  Principal
                                           Distribution  Amount.) Any Prepayment
                                           Premiums  actually  collected  on the
                                           Mortgage   Loans  and   distributable
                                           following  the  earlier  of  (i)  the
                                           retirement     of     the     Offered
                                           Certificates     and     (ii)     the
                                           Distribution  Date in  January  2006,
                                           will be distributed in respect of the
                                           REMIC  Residual   Certificates.   The
                                           "Adjusted  Treasury Yield" applicable
                                           to any Class of Offered  Certificates
                                           for   purposes  of   allocating   any
                                           Prepayment  Premium will be an annual
                                           rate equal to the monthly  equivalent
                                           yield  of the  sum of  (a)  the  U.S.
                                           Treasury issue (primary issue) with a
                                           maturity  date closest to the earlier
                                           of (i) the Assumed Final Distribution
                                           Date  for  such   Class  of   Offered
                                           Certificates  set  forth on the cover
                                           page  hereof  and (ii) the  scheduled
                                           maturity  date for the Mortgage  Loan
                                           being   prepaid,   plus  (b)   0.50%.
                                           Neither   the   Depositor   nor   the
                                           Underwriter makes any  representation
                                           as   to   the    collectability    or
                                           enforceability   of  any   Prepayment
                                           Premium.   See   "RISK   FACTORS--The
                                           Mortgage     Loans--Limitations    on
                                           Enforceability  and Collectability of
                                           Prepayments Premiums" herein.

P&I Advances.........................      Subject    to    a     recoverability
                                           determination  as  described  herein,
                                           and  further  subject to the  reduced
                                           advancing  obligations  in respect of
                                           certain Required  Appraisal Loans and
                                           Modified   Mortgage  Loans  (each  as
                                           defined herein),  the Master Servicer
                                           will be  required  to  make  advances
                                           (each,  a "P&I Advance") with respect
                                           to  each   Distribution  Date  in  an
                                           amount that is generally equal to the
                                           aggregate of all  Scheduled  Payments
                                           (other than Balloon Payments) and any
                                           Assumed  Scheduled  Payments,  net of
                                           related  Master  Servicing  Fees  (as
                                           defined  herein),  due or deemed due,
                                           as the case may be, on or in  respect
                                           of  the  Mortgage  Loans  during  the
                                           related  Collection  Period,  in each
                                           case to the extent  that such  amount
                                           was not paid by or on  behalf  of the
                                           related    borrower   or    otherwise
                                           collected as of the close of business
                                           on  the  last  day  of  the   related
                                           Collection   Period.  If
                                           the Master  Servicer  fails to make a
                                           required  P&I  Advance,  the  Trustee
                                           will be  required  to make  such  P&I
                                           Advance,  and if the Trustee fails to
                                           make  a  required  P&I  Advance,  the
                                           Fiscal Agent will be required to make
                                           such P&I Advance.

                                           The Master Servicer,  the Trustee and
                                           the Fiscal Agent will be obligated to
                                           make P&I Advances  only to the extent
                                           that such P&I  Advances  are,  in the
                                           reasonable  good  faith,  judgment of
                                           the Master  Servicer,  the Trustee or
                                           the Fiscal Agent, as the case may be,
                                           ultimately  recoverable  from  future
                                           payments   and   other   collections,
                                           including  in the  form of  insurance
                                           proceeds,   condemnation  awards  and
                                           liquidation   proceeds,   on   or  in
                                           respect of the related  Mortgage Loan
                                           or REO Property.

                                           As more fully described  herein,  the
                                           Master Servicer,  the Trustee and the
                                           Fiscal  Agent  will  be  entitled  to
                                           interest on any P&I  Advance  made by
                                           it, and each of the Master  Servicer,
                                           the Trustee, the Fiscal Agent and the
                                           Special  Servicer will be entitled to
                                           interest   on  certain   reimbursable
                                           servicing  expenses  incurred  by it.
                                           Such  interest  will  accrue from the
                                           date any such P&I  Advance is made or
                                           such servicing expense is incurred at
                                           a rate per annum (the  "Reimbursement
                                           Rate")  equal  to  the  "prime  rate"
                                           published   in  the   "Money   Rates"
                                           section of The Wall  Street  Journal,
                                           as such "prime  rate" may change from
                                           time  to  time,  and  will  be  paid,
                                           contemporaneously       with      the
                                           reimbursement  of such P&I Advance or
                                           servicing  expense,  out  of  general
                                           collections on the Mortgage Pool then
                                           on   deposit   in   the   Certificate
                                           Account.   See  "DESCRIPTION  OF  THE
                                           CERTIFICATES--P&I   Advances"  herein
                                           and      "DESCRIPTION      OF     THE
                                           CERTIFICATES--Advances  in Respect of
                                           Delinquencies"  and  "DESCRIPTION  OF
                                           THE AGREEMENTS--Certificate  Account"
                                           in the Prospectus.

Compensating Interest Payments.......      To  the   extent  of  its   servicing
                                           compensation    for    the    related
                                           Collection     Period,      including
                                           Prepayment Interest Excesses received
                                           during such  Collection  Period,  the
                                           Master Servicer is required to make a
                                           non-    reimbursable    payment    (a
                                           "Compensating Interest Payment") with
                                           respect to each  Distribution Date to
                                           cover the aggregate of any Prepayment
                                           Interest  Shortfalls  incurred
                                           during  such  Collection   Period.  A
                                           "Prepayment  Interest Shortfall" is a
                                           shortfall in the collection of a full
                                           month's   interest  (net  of  related
                                           Master  Servicing  Fees  and  without
                                           regard to any Prepayment  Premium) on
                                           any Mortgage Loan by reason of a full
                                           or partial principal  prepayment made
                                           by the related  borrower prior to the
                                           Due  Date   for  such   loan  in  any
                                           Collection   Period.   A  "Prepayment
                                           Interest  Excess"  is  a  payment  of
                                           interest   (net  of  related   Master
                                           Servicing  Fees and  exclusive of any
                                           Prepayment     Premium)    made    in
                                           connection  with any full or  partial
                                           prepayment of a Mortgage Loan made by
                                           the related  borrower  subsequent  to
                                           the Due  Date  for  such  loan in any
                                           Collection  Period,  which payment of
                                           interest  is  intended  to cover  the
                                           period on and after  such Due Date to
                                           the  date  of  prepayment.  The  "Net
                                           Aggregate     Prepayment     Interest
                                           Shortfall" for any Distribution  Date
                                           will be the amount,  if any, by which
                                           (a) the  aggregate of any  Prepayment
                                           Interest  Shortfalls  incurred during
                                           the related Collection Period exceeds
                                           (b) any Compensating Interest Payment
                                           made  by  the  Master  Servicer  with
                                           respect  to such  Distribution  Date.
                                           See   "SERVICING   OF  THE   MORTGAGE
                                           LOANS--Servicing       and      Other
                                           Compensation and Payment of Expenses"
                                           and      "DESCRIPTION      OF     THE
                                           CERTIFICATES--Distributions--Interest
                                           Distribution Amount" herein.

Subordination; Allocation of Losses
   and Certain Expenses..............      The rights of holders of the Class B,
                                           the  Class  C,  the  Class  D and the
                                           Private   Subordinate    Certificates
                                           (collectively,    the    "Subordinate
                                           Certificates")       to       receive
                                           distributions of amounts collected or
                                           advanced on the Mortgage  Loans will,
                                           in each case, be subordinated, to the
                                           extent  described   herein,   to  the
                                           rights of  holders  of the Class A-1,
                                           the   Class  A-2  and  the  Class  IO
                                           Certificates    (collectively,    the
                                           "Senior Certificates") and each other
                                           Class of Subordinate Certificates, if
                                           any, with a letter Class  designation
                                           that  is  earlier   in   alphabetical
                                           order. This subordination is intended
                                           to enhance the likelihood of full and
                                           timely  receipt by the holders of the
                                           Senior Certificates of the respective
                                           Interest Distribution Amounts payable
                                           in   respect   of  such   Classes  of
                                           Certificates  on  each

                                           Distribution  Date,  and the ultimate
                                           receipt  by the  holders of the Class
                                           A-1 and  Class  A-2  Certificates  of
                                           principal   equal   to   the   entire
                                           respective  Certificate  Balances  of
                                           those   Classes   of    Certificates.
                                           Similarly, but to decreasing degrees,
                                           this  subordination  is also intended
                                           to enhance the likelihood of full and
                                           timely  receipt by the holders of the
                                           Class B, the  Class C and the Class D
                                           Certificates    of   the   respective
                                           Interest Distribution Amounts payable
                                           in   respect   of  such   Classes  of
                                           Certificates  on  each   Distribution
                                           Date, and the ultimate receipt by the
                                           holders  of  such   Certificates   of
                                           principal   equal   to   the   entire
                                           respective  Certificate  Balances  of
                                           those  Classes of  Certificates.  The
                                           protection afforded to the holders of
                                           the Offered  Certificates by means of
                                           the  subordination  referred to above
                                           will   be    accomplished    by   the
                                           application    of    the    Available
                                           Distribution     Amount    on    each
                                           Distribution   Date   in  the   order
                                           described above in this Summary under
                                           "--Description         of         the
                                           Certificates--Distributions".      No
                                           other form of credit  support will be
                                           available  for  the  benefit  of  the
                                           holders of the Offered Certificates.

                                           If, following the distributions to be
                                           made in respect  of the  Certificates
                                           on   any   Distribution   Date,   the
                                           aggregate  of  the  Stated  Principal
                                           Balances of the  Mortgage  Loans that
                                           will   be   outstanding   immediately
                                           following such  Distribution  Date is
                                           less than the then  aggregate  of the
                                           Certificate Balances of the Principal
                                           Balance Certificates,  the respective
                                           Certificate  Balances  of the various
                                           Classes    of    Principal    Balance
                                           Certificates    will   be    reduced,
                                           sequentially in reverse  alphabetical
                                           order of the letter portions of their
                                           Class  designations  (with  any  such
                                           reduction to the Certificate Balances
                                           of  the   Class  A-1  and  Class  A-2
                                           Certificates being made on a pro rata
                                           basis),  until such  deficit  (or, in
                                           the  case of  each  such  Class,  the
                                           related   Certificate   Balance)   is
                                           reduced  to  zero  (whichever  occurs
                                           first). Any such deficit would likely
                                           be  the  result  of  Realized  Losses
                                           incurred  in respect of the  Mortgage
                                           Loans  and/or  Additional  Trust Fund
                                           Expenses. The foregoing reductions in
                                           the   Certificate   Balances  of  the
                                           Principal  Balance  Certificates will
                                           be deemed to constitute an
                                           allocation   of  any  such   Realized
                                           Losses  and  Additional   Trust  Fund
                                           Expenses.

                                           As   more   particularly    described
                                           herein,  "Realized Losses" are losses
                                           arising  from  the  inability  of the
                                           Master  Servicer  and/or the  Special
                                           Servicer  to collect  all amounts due
                                           and   owing   under   any   defaulted
                                           Mortgage Loan, including by reason of
                                           the  fraud  or   bankruptcy   of  the
                                           related borrower or a casualty of any
                                           nature  at  the   related   Mortgaged
                                           Property,  to the extent not  covered
                                           by insurance.

                                           As   more   particularly    described
                                           herein,    "Additional   Trust   Fund
                                           Expenses"    include   any   expenses
                                           incurred by the Trust Fund that would
                                           result  in  the   Certificateholders'
                                           receiving  less than the full  amount
                                           of  distributions  to which  they are
                                           entitled on any Distribution Date.

                                           See      "DESCRIPTION      OF     THE
                                           CERTIFICATES    --     Subordination;
                                           Allocation   of  Losses  and  Certain
                                           Expenses" herein.

Treatment of REO Properties..........      Notwithstanding   that  a   Mortgaged
                                           Property  securing any Mortgage  Loan
                                           may  be  acquired  on  behalf  of the
                                           Certificateholders            through
                                           foreclosure,    deed   in   lieu   of
                                           foreclosure   or   otherwise,    such
                                           Mortgage Loan will,  for purposes of,
                                           among   other   things,   determining
                                           distributions  on, and allocations of
                                           Realized Losses and Additional  Trust
                                           Fund  Expenses to, the  Certificates,
                                           as  well as the  fees  of the  Master
                                           Servicer,    Special   Servicer   and
                                           Trustee   under   the   Pooling   and
                                           Servicing  Agreement,   generally  be
                                           treated     as    having     remained
                                           outstanding  until such  property  is
                                           liquidated.  Operating  revenues  and
                                           other proceeds  derived from each REO
                                           Property    (exclusive   of   related
                                           operating  costs,  including  certain
                                           reimbursements  payable to the Master
                                           Servicer  and/or Special  Servicer in
                                           connection  with  the  operation  and
                                           disposition  of  such  REO  Property)
                                           will be  "applied"  or treated by the
                                           Master    Servicer   as    principal,
                                           interest and other  amounts  "due" on
                                           the related  Mortgage  Loan,  and the
                                           Master  Servicer  will be required to
                                           make  P&I  Advances,  as  and  to the
                                           extent described above, in respect of
                                           such  Mortgage  Loan, in all cases as
                                           if such  Mortgage  Loan had  remained
                                           outstanding.

Optional Termination.................      Each of the Depositor, the holders of
                                           the REMIC Residual  Certificates  and
                                           the  Master  Servicer  will  have  an
                                           option   to   purchase   all  of  the
                                           Mortgage    Loans    and    any   REO
                                           Properties,    and   thereby   effect
                                           termination  of the  Trust  Fund  and
                                           early    retirement   of   the   then
                                           outstanding   Certificates,   on  any
                                           Distribution   Date  on   which   the
                                           aggregate of the Certificate Balances
                                           of all Classes of  Principal  Balance
                                           Certificates then outstanding is less
                                           than  5%  of  the  aggregate  of  the
                                           Certificate  Balances  of all Classes
                                           of Principal Balance  Certificates as
                                           of the Closing Date. See "DESCRIPTION
                                           OF   THE   CERTIFICATES--Termination"
                                           herein and in the Prospectus.

Certain Investment Considerations....      The yield to  maturity  of an Offered
                                           Certificate  purchased  at a discount
                                           or premium  will be  affected  by the
                                           rate   of   prepayments   and   other
                                           unscheduled  collections of principal
                                           on  or in  respect  of  the  Mortgage
                                           Loans and the  allocation  thereof to
                                           reduce the principal  balance of such
                                           Certificate.   An   investor   should
                                           consider,  in the  case  of any  such
                                           Certificate  purchased at a discount,
                                           the   risk   that   a   slower   than
                                           anticipated rate of prepayments could
                                           result  in a lower  than  anticipated
                                           yield  and,  in the  case of any such
                                           Certificate  purchased  at a premium,
                                           the   risk   that   a   faster   than
                                           anticipated rate of prepayments could
                                           result  in a lower  than  anticipated
                                           yield.   See  "YIELD   AND   MATURITY
                                           CONSIDERATIONS"   herein  and  "YIELD
                                           CONSIDERATIONS" in the Prospectus.

                                           In addition, insofar as an investor's
                                           initial  investment  in  any  Offered
                                           Certificate  is repaid in the form of
                                           payments of principal thereon,  there
                                           can be no assurance that such amounts
                                           can  be   reinvested   in  comparable
                                           alternative      investments     with
                                           comparable  yields.  Investors in the
                                           Offered  Certificates should consider
                                           that,  as  of  the  Cut-off  Date,  a
                                           significant  portion of the  Mortgage
                                           Loans  may be  prepaid  at any  time,
                                           subject,  in most of those cases,  to
                                           the payment of a Prepayment  Premium.
                                           See   "DESCRIPTION  OF  THE  MORTGAGE
                                           POOL--Prepayment  Provisions" herein.
                                           Accordingly,  the rate of prepayments
                                           on the Mortgage Loans is likely to be
                                           inversely  related  to the  level  of
                                           prevailing
                                           market     interest    rates    (and,
                                           presumably,    to   the   yields   on
                                           comparable alternative investments).

Certain Federal Income Tax
   Consequences......................      Three separate "real estate  mortgage
                                           investment     conduit"     ("REMIC")
                                           elections  will be made with  respect
                                           to the Trust Fund for federal  income
                                           tax purposes. The assets of "REMIC I"
                                           will consist of the  Mortgage  Loans,
                                           any REO Properties acquired on behalf
                                           of  the  Certificateholders  and  the
                                           Certificate Account (see "DESCRIPTION
                                           OF    THE     AGREEMENTS--Certificate
                                           Account"  in  the  Prospectus).   For
                                           federal  income  tax  purposes,   the
                                           Offered  Certificates  will  evidence
                                           "regular interests" in, and generally
                                           will be treated  as debt  obligations
                                           of, REMIC III.

                                           The Offered  Certificates will not be
                                           treated as having  been  issued  with
                                           original  issue  discount for federal
                                           income tax  reporting  purposes.  The
                                           prepayment  assumption  that  will be
                                           used for  purposes of  computing  the
                                           accrual of original  issue  discount,
                                           market discount and premium,  if any,
                                           for federal  income tax purposes will
                                           be equal to a CPR (as defined herein)
                                           of 0%. However,  no representation is
                                           made that the Mortgage Loans will not
                                           prepay or that, if they do, they will
                                           prepay at any particular rate.

                                           The  Offered   Certificates  will  be
                                           treated as "qualifying  real property
                                           loans"  within the meaning of Section
                                           593(d) of the  Internal  Revenue Code
                                           of 1986 (the "Code") and "real estate
                                           assets" within the meaning of Section
                                           856(c)(5)(A)    of   the   Code.   In
                                           addition,     interest     (including
                                           original   issue   discount)  on  the
                                           Offered Certificates will be interest
                                           described in Section  856(c)(3)(B) of
                                           the  Code.   However,   the   Offered
                                           Certificates  will  generally only be
                                           considered    assets   described   in
                                           Section 7701(a)(19)(C) of the Code to
                                           the extent  that the  Mortgage  Loans
                                           are secured by residential  property,
                                           and accordingly, an investment in the
                                           Offered   Certificates   may  not  be
                                           suitable      for     some     thrift
                                           institutions.

                                           For further information regarding the
                                           federal  income tax  consequences  of
                                           investing      in     the     Offered
                                           Certificates,  see  "CERTAIN  FEDERAL
                                           INCOME TAX  CONSEQUENCES"  herein and
                                           in the Prospectus.

ERISA Considerations.................      A fiduciary of any  employee  benefit
                                           plan or other retirement arrangement,
                                           including    individual    retirement
                                           accounts, annuities, Keogh plans, and
                                           collective investment funds, separate
                                           accounts  and  general   accounts  in
                                           which   such   plans,   accounts   or
                                           arrangements  are  invested,  that is
                                           subject  to the  Employee  Retirement
                                           Income   Security  Act  of  1974,  as
                                           amended ("ERISA"), or Section 4975 of
                                           the Code  (each,  a  "Plan"),  should
                                           review   carefully   with  its  legal
                                           advisors   whether  the  purchase  or
                                           holding of Offered Certificates could
                                           give  rise to a  transaction  that is
                                           prohibited   or  is   not   otherwise
                                           permitted   either   under  ERISA  or
                                           Section  4975 of the Code or  whether
                                           there   exists   any   statutory   or
                                           administrative  exemption  applicable
                                           to an investment therein.

                                           The  U.S.  Department  of  Labor  has
                                           issued   to   the    Underwriter   an
                                           individual   exemption,    Prohibited
                                           Transaction   Exemption   No.  89-89,
                                           which  generally   exempts  from  the
                                           application   of   certain   of   the
                                           prohibited  transaction provisions of
                                           Section  406 of ERISA and the  excise
                                           taxes  imposed  on  such   prohibited
                                           transactions by Sections  4975(a) and
                                           (b) of the Code and Section 502(i) of
                                           ERISA,  transactions  relating to the
                                           purchase,   sale   and   holding   of
                                           mortgage  pass-through   certificates
                                           underwritten  by the  Underwriter and
                                           the   servicing   and   operation  of
                                           related mortgage pools, provided that
                                           certain conditions are satisfied.

                                           The Depositor expects that Prohibited
                                           Transaction   Exemption   89-89  will
                                           generally  apply to the Class A-1 and
                                           Class A-2 Certificates,  but will not
                                           apply to the other Classes of Offered
                                           Certificates.  ACCORDINGLY, THE CLASS
                                           B,  CLASS C AND CLASS D  CERTIFICATES
                                           SHOULD NOT BE ACQUIRED  BY, ON BEHALF
                                           OF OR WITH  ASSETS  OF A PLAN  UNLESS
                                           THE  PURCHASE AND HOLDING OF ANY SUCH
                                           CERTIFICATE   IS   EXEMPT   FROM  THE
                                           PROHIBITED  TRANSACTION PROVISIONS OF
                                           SECTION 406 OF ERISA AND SECTION 4975
                                           OF  THE  CODE   UNDER  A   PROHIBITED
                                           TRANSACTION   CLASS  EXEMPTION.   See
                                           "ERISA  CONSIDERATIONS" herein and in
                                           the Prospectus.

Rating...............................      It is a condition  of their  issuance
                                           that the Offered Certificates receive
                                           ratings from each of Fitch  Investors
                                           Service,  L.P. ("Fitch") and

                                           Standard  & Poor's  Ratings  Services
                                           ("Standard  & Poor's";  and  together
                                           with Fitch,  the  "Rating  Agencies")
                                           not lower than the respective ratings
                                           set forth on the  cover  page of this
                                           Prospectus  Supplement.  Such ratings
                                           of the Offered  Certificates  address
                                           the  likelihood of the timely payment
                                           of interest on each Distribution Date
                                           and the ultimate payment of principal
                                           on  or   before   the   Rated   Final
                                           Distribution Date (that is, the first
                                           Distribution  Date that follows by at
                                           least  24  months   the  end  of  the
                                           amortization  term  for the  Mortgage
                                           Loan that,  as of the  Cut-off  Date,
                                           has     the     longest     remaining
                                           amortization term). A security rating
                                           is not a recommendation  to buy, sell
                                           or hold securities and may be subject
                                           to revision or withdrawal at any time
                                           by the assigning rating organization.
                                           A security  rating  does not  address
                                           the  frequency  of   prepayments   of
                                           Mortgage  Loans or the  corresponding
                                           effect  on  yield to  investors,  nor
                                           does a security  rating  address  the
                                           likelihood  of receipt of  Prepayment
                                           Premiums.  See  "RATINGS"  herein and
                                           "RISK   FACTORS--Limited   Nature  of
                                           Ratings" in the Prospectus.

Legal Investment.....................      The  Offered  Certificates  will  not
                                           constitute      "mortgage     related
                                           securities"   for   purposes  of  the
                                           Secondary Mortgage Market Enhancement
                                           Act  of  1984.   As  a  result,   the
                                           appropriate  characterization  of the
                                           Offered  Certificates  under  various
                                           legal  investment  restrictions,  and
                                           thus the ability of investors subject
                                           to these restrictions to purchase the
                                           Offered  Certificates  of any  Class,
                                           may   be   subject   to   significant
                                           interpretative   uncertainties.    In
                                           addition,      institutions     whose
                                           investment  activities are subject to
                                           review by federal or state regulatory
                                           authorities  may  be  or  may  become
                                           subject   to   restrictions   on  the
                                           investment  by such  institutions  in
                                           certain  forms  of  mortgage   backed
                                           securities.  Investors should consult
                                           their own legal advisors to determine
                                           whether   and  to  what   extent  the
                                           Offered Certificates constitute legal
                                           investments   for  them.  See  "LEGAL
                                           INVESTMENT"   herein   and   in   the
                                           Prospectus.

                                  RISK FACTORS

        Prospective purchasers of the Offered Certificates should consider, among other things, the following risk factors (as well as the risk factors set forth under "RISK FACTORS" in the Prospectus) in connection with an investment therein.

THE CERTIFICATES

        Limited Liquidity. There is currently no secondary market for the Offered Certificates. While the Underwriter currently intends to make a secondary market in the Offered Certificates, it is under no obligation to do so. Accordingly, there can be no assurance that a secondary market for the Offered Certificates will develop. Moreover, if a secondary market does develop, there can be no assurance that it will provide holders of the Offered Certificates with liquidity of investment or that it will continue for the life of the Offered Certificates. Any such secondary market may provide less liquidity to investors than any comparable market for securities that evidence interests in single-family mortgage loans. The Offered Certificates will not be listed on any securities exchange.

        Certain Yield and Maturity Considerations. The yield on any Offered Certificate that is purchased at a discount or premium will be affected by the rate and timing of principal payments applied in reduction of the principal amount of such Certificate, which in turn will be affected (i) by the rate and timing of principal payments and collections on the Mortgage Loans, particularly unscheduled principal payments or collections in the form of voluntary prepayments of principal or unscheduled recoveries of principal due to defaults, whether before or after the respective scheduled maturity dates of the related Mortgage Loans, and (ii) by the order of priority in which such principal payments and collections are distributed in reduction of the principal balances of the Certificates of each Class.

        The rate and timing of unscheduled payments and collections of principal on the Mortgage Loans is impossible to accurately predict and will be affected by a variety of factors, including, without limitation, the level of prevailing interest rates, restrictions on voluntary prepayments contained in the Mortgage Notes (e.g., Lockout Periods and Prepayment Premiums), the availability of mortgage credit and other economic, demographic, geographic, tax and legal factors. In general, however, if prevailing interest rates fall significantly below the Mortgage Rates on the Mortgage Loans, the Mortgage Loans are likely to prepay at a higher rate than if prevailing rates remain at or above those Mortgage Rates. Conversely, if prevailing interest rates rise to a level significantly above the Mortgage Rates, the rate of prepayment on the Mortgage Loans would be expected to decrease. The Mortgage Loans permit voluntary principal prepayments only after the expiration of a Lockout Period and/or upon payment of a Prepayment Premium. The Depositor makes no representations as to the effect of such Lockout Periods or Prepayment Premiums on the rate of prepayment of the related Mortgage Loans.

        Delays in liquidations of defaulted Mortgage Loans and modifications extending the maturity of Mortgage Loans will tend to extend the average lives of the Offered Certificates. Because all of the Mortgage Loans provide for Balloon Payments and because the ability of a borrower to make a Balloon Payment typically will depend upon its ability either to refinance the Mortgage Loan or to sell the related Mortgaged Property at a price sufficient to permit the borrower to make the Balloon Payment, there is a risk that a number of Mortgage Loans may default at maturity, and that, following such a default, the Special Servicer may extend the maturity of a number of such Mortgage Loans in connection with working them out. In the case of defaults, recovery of proceeds may be delayed by, among other things, bankruptcy of the borrower or adverse conditions in the market where the related Mortgaged Property is located. In order to minimize losses on defaulted Mortgage Loans, the Special Servicer, subject to the approval of the Operating Adviser and/or the Extension Adviser under certain circumstances, is given considerable flexibility under the Pooling and Servicing Agreement to modify Mortgage Loans as to which a payment or other material default has occurred. See "SERVICING OF MORTGAGE LOANS--The Operating Adviser," "--The Extension Adviser" and "--Modifications, Waivers and Amendments" herein.

        In general, payments and other collections of principal on or in respect of the Mortgage Loans are to be distributed sequentially on the respective Classes of Principal Balance Certificates. As described herein, the Principal Distribution Amount for each Distribution Date will be distributable on such Distribution Date entirely in reduction of the Certificate Balances of the Class A-1 and/or the Class A-2 Certificates until they are retired and, thereafter, entirely in reduction of the Certificate Balance of the then outstanding Class of Principal Balance Certificates with the earliest alphabetical Class designation. In addition, except under certain limited circumstances described herein, holders of the Class A-2 Certificates will not receive any portion of the Principal Distribution Amount for so long as the Class A-1 Certificates are outstanding. See "DESCRIPTION OF THE CERTIFICATES--Distributions--Application of the Available Distribution Amount" herein. There can be no assurance as to when the holders of the Class A-2, Class B, Class C or Class D Certificates will begin receiving distributions of principal in respect of their Certificates.

        Limited Obligations. The Certificates will represent beneficial ownership interests solely in the assets of the Trust Fund and will not represent an interest in or obligation of the Underwriter, the Master Servicer, the Special Servicer, the Fiscal Agent, the Trustee, the Mortgage Loan Seller, the Depositor or any of their respective affiliates or any other person. Distributions on any Class of Certificates will depend solely on the amount and timing of payments and other collections in respect of the Mortgage Loans. Accordingly, factors adversely affecting the full and timely payment of amounts due under the Mortgage Loans will, to the extent not otherwise offset by P&I Advances, have a similar effect on the Certificates. See "--The Mortgage Loans" below. Although amounts, if any, otherwise distributable in respect of the Private Subordinate Certificates on any Distribution Date will be available to make distributions on the Offered Certificates, in the event that Realized Losses and/or Additional Trust Fund Expenses occur, there can be no assurance that these amounts, together with other payments and collections on or in respect of the Mortgage Loans, will be sufficient to make full and timely distributions on the Offered Certificates.

        Subordination  of  Subordinate  Certificates.   As  and  to  the  extent
described herein, the rights of the holders of the respective Classes of Subordinate Certificates (including the Class B, Class C and Class D Certificates) to receive distributions of amounts collected or advanced on or in respect of the Mortgage Loans will be subordinated to those of (and, accordingly, such holders will bear losses and other shortfalls incurred in respect of the Mortgage Loans prior to) the holders of the Senior Certificates and the holders of each other Class of Subordinate Certificates, if any, with a letter Class designation that is earlier in alphabetical order. See "DESCRIPTION OF THE CERTIFICATES--Distributions-- Application of the Available Distribution Amount" and "--Subordination; Allocation of Losses and Certain Expenses" herein.

        Special Servicer Actions at Direction of the Operating Adviser. In connection with the servicing of the Specially Serviced Mortgage Loans, the Special Servicer may, at the direction of the Operating Adviser under the circumstances described herein, take actions with respect to such Specially Serviced Mortgage Loans that could adversely affect the holders of some or all of the Classes of Offered Certificates. As described under "SERVICING OF MORTGAGE LOANS--The Operating Adviser," the Operating Adviser will, in the absence of significant losses, be controlled by the holders of the Class G Certificates or another Class of Private Subordinate Certificates, which may have interests in conflict with those of holders of the Offered Certificates. As a result, it is possible that the Operating Adviser may direct the Special Servicer to take actions which conflict with the interests of certain Classes of Offered Certificates. In addition, the Operating Adviser will have the right, subject to certain conditions described herein, to replace the Special Servicer.

THE MORTGAGE LOANS

        Risks  of  Lending  on   Income-Producing   Properties.   The  Mortgaged
Properties consist entirely of income-producing real estate. Lending on the security of income-producing real estate is generally viewed as exposing a lender to a greater risk of loss than lending on the security of single-family residences. Lending on the security of income-producing property typically involves larger loans than single-family lending. In addition, and unlike loans made on the security of single-family residences, repayment of loans made on the security of income-producing real property depends upon the ability of the related real estate project (i) to generate rental income sufficient to pay operating expenses, to make necessary repairs, tenant improvements and capital improvements and to pay debt service and (ii) in the case of loans that do not fully amortize over their terms, to retain sufficient value to permit the borrower to pay off the loan at maturity by sale or refinancing. A number of factors, many beyond the control of the property owner, can affect the ability of an income-producing real estate project to generate sufficient net operating income to pay debt service and/or to maintain its value. Among these factors are economic conditions generally and in the area of the project, the age, quality and design of the project and the degree to which it competes with other comparable projects in the area, changes or continued weaknesses in specific industry segments, increases in operating costs, the willingness and ability of the owner to provide capable property management and maintenance, and the degree to which the project's revenue is dependent upon a single tenant or user, a small group of tenants, or tenants concentrated in a particular business or industry. If leases are not renewed or replaced, if tenants default, if rental rates fall and/or if operating expenses increase, the borrower's ability to repay the loan may be impaired and the resale value of the property, which is substantially dependent upon the property's ability to generate income, may decline. In addition, there are other factors, including changes in zoning or tax laws, the availability of credit for refinancing, and changes in interest rate levels that may adversely affect the value of a project (and thus the borrower's ability to sell or refinance) without necessarily affecting the ability of the project to generate current income.


        In addition, particular types of income-producing properties are exposed to particular risks. For instance, office properties generally require their owners to expend significant amounts of cash to pay for general capital improvements, tenant improvements and costs of re-leasing space. Also, office properties that are not equipped to accommodate the needs of modern businesses may become functionally obsolete and thus non-competitive. Multifamily projects are part of a market that, in general, is characterized by low barriers to entry. Thus, a particular apartment market with historically low vacancies could experience substantial new construction, and a resultant oversupply of units, in a relatively short period of time. Since multifamily apartment units are typically leased on a short-term basis, the tenants who reside in a particular project within such a market may easily move to newer projects with better amenities. Various factors, including location, quality and franchise affiliation, affect the economic viability of a hotel. Adverse economic conditions, either local, regional or national, may limit the amount that can be charged for a room and may result in a reduction in occupancy levels. The construction of competing hotels can have similar effects. Because hotel rooms generally are rented for short periods of time, hotels tend to respond more quickly to adverse economic conditions and competition than do other commercial properties. Shopping centers (and other retail properties) are, in general, affected by the health of the retail industry, which is currently undergoing a consolidation and is experiencing changes due to the growing market share of "off-price" and direct mail retailing, and a particular shopping center may be adversely affected by the bankruptcy, decline in drawing power, departure or cessation of operations of an anchor tenant, a shift in consumer demand due to demographic changes (for example, population decreases or changes in average age or income) and/or changes in consumer preference. See "RISK FACTORS--Risks Associated with Certain Mortgage Loans and Mortgaged Properties" in the Prospectus.

        Non-recourse Mortgage Loans. The Mortgage Loans are not insured or guaranteed by any governmental entity or private mortgage insurer. The Depositor has not undertaken any evaluation of the significance of the recourse provisions of any of the Mortgage Loans that provide for recourse against the related borrower or another person in the event of a default. Accordingly, investors should consider all of the Mortgage Loans to be non-recourse loans as to which recourse in the case of default will be limited to the related Mortgaged Property.

        Environmental Law Considerations. Contamination of real property may give rise to a lien on that property to assure payment of the cost of clean-up or, in certain circumstances, may result in liability to the lender for that cost. Such contamination may also reduce the value of a property. See

"RISK FACTORS--Environmental Risks" and "CERTAIN LEGAL ASPECTS OF MORTGAGE LOANS--Environmental Legislation" in the Prospectus. Although the reports of environmental site assessments performed with respect to each of the Mortgaged Properties in connection with the origination of the related Mortgage Loans generally did not disclose the presence of, or risk of, environmental contamination that is considered material to the interests of the holders of the Offered Certificates, no assurance can be given that the environmental assessments revealed all existing or potential environmental risk. See "DESCRIPTION OF THE MORTGAGE POOL--Assessments of Property Condition--EnvironmentaL Assessments" herein.

        The Pooling and Servicing Agreement requires that the Special Servicer obtain an environmental site assessment of a Mortgaged Property prior to acquiring title thereto or assuming its operation. See "DESCRIPTION OF THE AGREEMENTS--Realization Upon Defaulted Whole Loans" in the Prospectus. Such requirement effectively precludes enforcement of the security for the related Mortgage Note until a satisfactory environmental site assessment is obtained (or until any required remedial action is thereafter taken), but will decrease the likelihood that the Trust Fund will become liable for a material adverse environmental condition at the Mortgaged Property. However, there can be no assurance that the requirements of the Pooling and Servicing Agreement will effectively insulate the Trust Fund from potential liability for a materially adverse environmental condition at any Mortgaged Property.

        Balloon Payments. None of the Mortgage Loans fully amortize over their respective terms to maturity. Thus, each Mortgage Loan will have a substantial payment (that is, a Balloon Payment) due at its stated maturity unless prepaid prior thereto. Loans with Balloon Payments involve a greater risk to a lender than self-amortizing loans because the ability of a borrower to make a Balloon Payment typically will depend upon its ability either to fully refinance the loan or to sell the related mortgaged property at a price sufficient to permit the borrower to make the Balloon Payment. The ability of a borrower to effect a refinancing or sale will be affected by a number of factors, including the value of the related Mortgaged Property, the level of prevailing interest rates at the time of sale or refinancing, the borrower's equity in the Mortgaged Property, the financial condition and operating history of the borrower and the Mortgaged Property, tax laws, prevailing economic conditions and the availability of credit for loans secured by multifamily or commercial, as the case may be, real properties generally. See "RISK FACTORS--Balloon Payments" and "--Obligor Default" in thE Prospectus.

        The Special Servicer is permitted to extend and modify a defaulted Mortgage Loan (or one as to which default is reasonably foreseeable) under certain circumstances and subject to certain limitations. See "SERVICING OF THE MORTGAGE LOANS--Modifications, Waivers and Amendments", "--The Operating
Adviser" and "--The Extension Adviser" herein. There can be no assurance, however, that any such extension or modification will increase the present value of recoveries in a given case. Any delay in collection of a Balloon Payment that would otherwise be distributable in respect of a Class of Offered Certificates, whether such delay is due to borrower default or to modification of the related Mortgage Loan, will likely extend the weighted average life of such Class of Offered Certificates. See "YIELD AND MATURITY CONSIDERATIONS" herein and "YIELD CONSIDERATIONS" in the Prospectus.

        Limited Information. The related borrowers, in many cases, are not required, or cannot practicably be compelled, to provide the holder of the related Mortgage with all of the information that a lender would typically obtain from a borrower in connection with the origination or modification of the loan. Therefore, information contained herein with respect to some of the Mortgage Loans is not as complete as would be the case if those loans had been newly originated.

        Concentrations of Mortgage Loans and Borrowers. Several of the Mortgage Loans have Cut- off Date Balances that are substantially higher than the $4,931,294 average Cut-off Date Balance of the Mortgage Loans. The largest Mortgage Loan represents approximately 13.3% of the Initial Pool Balance, the three largest Mortgage Loans represent, in the aggregate, approximately 24.4% of the Initial Pool Balance and the five largest Mortgage Loans represent, in the aggregate, approximately

31.6% of the Initial Pool Balance. In addition, there are at least six groups of two or more Mortgage Loans that involve borrowers that are affiliated or under common control with one another. See "DESCRIPTION OF THE MORTGAGE POOL--Certain Terms and Characteristics of the Mortgage Loans--Related Borrowers" herein.

        In general, concentrations in a mortgage pool of loans with larger than average principal balances can result in losses that are more severe, relative to the size of the pool, than would be the case if the aggregate principal balance of the pool were more evenly distributed. Concentration of borrower representation in a mortgage pool can pose similar risks because each Mortgage Loan group can be viewed in some respects as a single loan. Thus, the commonly owned borrowers whose Mortgage Loans are cross-defaulted and cross-collateralized with one another (that is, the ClubHouse Crossed Loans referred to below, representing approximately 9.8% of the Initial Pool Balance), under certain circumstances, could determine that it was in their collective interest to file bankruptcy petitions that would stay the enforcement of all those Mortgage Loans and that might result in the interruption of related Monthly Payments for an indefinite period. In addition, concentration of property management of the Mortgaged Properties increases the risk that the poor performance of a single property manager will have a widespread adverse effect on the Mortgage Pool.

        Limitations on Enforceability of Cross-Collateralization. The Mortgage Pool includes the "ClubHouse Crossed Loans", a group of four cross-defaulted and cross-collateralized Mortgage Loans described under "DESCRIPTION OF THE MORTGAGE POOL--General--The ClubHouse Loans and Properties" herein. Upon a default under the ClubHouse Crossed Loans, all of the cash flow from all of the related Mortgaged Properties will be available to pay amounts due under the ClubHouse Crossed Loans. In effect, each property encumbered by a ClubHouse Crossed Mortgage provides security for the performance by each other property encumbered by a ClubHouse Crossed Mortgage. Because the ownership of the ClubHouse Properties securing the ClubHouse Crossed Loans is not identical, creditors of one ClubHouse Borrower could challenge this arrangement on the basis that (a) reasonably equivalent value was not received by such ClubHouse Borrower for, in effect, guaranteeing the performance of other ClubHouse Borrowers or becoming obligated for more than its respective ClubHouse Crossed Loan amount, and (b) as a result of its joint and several obligations under the ClubHouse Crossed Loans, such ClubHouse Borrower was rendered (i) insolvent, (ii) insufficiently capitalized or (iii) unable to pay its debts as they became due. However, because each property encumbered by a ClubHouse Crossed Mortgage, in effect, guarantees the performance of each other property encumbered by a ClubHouse Crossed Mortgage, each related ClubHouse Borrower, while making one such "guarantee", is receiving three other "guarantees" in return. There can be no assurance that such exchange of "guarantees" will be found to constitute reasonably equivalent value. In addition, the ClubHouse Crossed Loans are secured by mortgage liens on Mortgaged Properties located in different states. Because of various state laws governing foreclosure or the exercise of a power of sale and because, in general, foreclosure actions are brought in state court, and the courts of one state cannot exercise jurisdiction over property in another state, it may be necessary upon a default under any such ClubHouse Crossed Loan to foreclose on the related Mortgaged Properties in a particular order rather than simultaneously in order to ensure that the lien of the related ClubHouse Crossed Mortgages is not impaired or released.

        Geographic Concentration. Eleven of the Mortgage Loans, or 22.5%, are secured by liens on Mortgaged Properties located in Georgia; nine of the Mortgage Loans, or 13.7%, are secured by liens on Mortgaged Properties located in Texas; one of the Mortgage Loans, or 13.3%, is secured by a lien on Mortgaged Property located in Washington; four of the Mortgage Loans, or 12.7%, are secured by liens on Mortgaged Properties located in New Jersey; and four of the Mortgage Loans or 10.6% are secured by liens on Mortgaged Properties located in Florida. Concentrations of Mortgaged Properties (in each case less than 10% by aggregate Cut-off Date Balance) exist in several other states. In general, the concentration of Mortgaged Properties in a particular state or region increases the exposure of the Mortgage Pool to any adverse economic or other developments or acts of nature that may occur in that state or region.

        Limitations on Enforceability and Collectability of Prepayment Premiums. All of the Mortgage Loans require for a specified period following the related date of origination (or, if applicable, the end of the related Lockout Period) that any voluntary principal prepayment be accompanied by a Prepayment Premium. See "DESCRIPTION OF THE MORTGAGE POOL--Certain Terms and Characteristics of the Mortgage Loans--Prepayment Provisions" herein.

        As and to the extent described herein, on each Distribution Date up to and including the earlier of (i) the Distribution Date on which the Offered Certificates are retired and (ii) the Distribution Date in January 2006, Prepayment Premiums actually collected on the Mortgage Loans during the related Collection Period will be allocated between the holders of the Class IO Certificates and the holders of the Class or Classes of Offered Certificates then entitled to distributions of principal. See "DESCRIPTION OF THE CERTIFICATES--Distributions--Prepayment Premiums" herein. Neither the Depositor nor thE Underwriter, however, makes any representation as to the enforceability of the provision of any Mortgage Note requiring the payment of a Prepayment Premium, or of the collectability of any Prepayment Premium.

        The enforceability, under the laws of a number of states, of provisions similar to the provisions of the Mortgage Loans providing for the payment of a Prepayment Premium upon an involuntary prepayment is unclear. No assurance can be given that, at any time that any Prepayment Premium is required to be made in connection with an involuntary prepayment, the obligation to pay such Prepayment Premium will be enforceable under applicable law or, if enforceable, the foreclosure proceeds will be sufficient to make such payment. Liquidation proceeds recovered in respect of any defaulted Mortgage Loan will, in general, be applied to cover outstanding servicing expenses and unpaid principal and interest prior to being applied to cover any Prepayment Premium due in connection with the liquidation of such Mortgage Loan. See "CERTAIN LEGAL ASPECTS OF MORTGAGE LOANS--Default Interest and Limitations on Prepayment" in the Prospectus.

        No Prepayment Premium will be payable in connection with any repurchase of a Mortgage Loan by the Mortgage Loan Seller for a material breach of representation or warranty with respect thereto or any failure to deliver documentation relating thereto, nor will any Prepayment Premium be payable in connection with the purchase of all the Mortgage Loans and any REO Properties by the Master Servicer, the Depositor or the holders of the REMIC Residual Certificates in connection with the termination of the Trust Fund. See
"DESCRIPTION OF THE MORTGAGE POOL--Assignment of the Mortgage Loans; Repurchases" and "--Representations and Warranties; Repurchases" and "DESCRIPTION OF THE CERTIFICATES--Termination" herein.


                        DESCRIPTION OF THE MORTGAGE POOL

GENERAL

        The Mortgage Pool will consist of 43 conventional, fixed rate mortgage loans (the "Mortgage Loans") with an average Cut-off Date Balance of $4,931,294 and, subject to a permitted variance of plus or minus 5%, an aggregate Cut-off Date Balance (the "Initial Pool Balance") of $212,045,634. The "Cut-off Date Balance" of each Mortgage Loan is the unpaid principal balance thereof as of the Cut-off Date, after application of all payments due on or before such date, whether or not received. All numerical information provided herein with respect to the Mortgage Loans is provided on an approximate basis. All percentages of the Mortgage Loans, or of any specified group of Mortgage Loans, referred to herein without further description are approximate percentages by aggregate Cut-off Date Balance. All weighted average information provided herein with respect to the Mortgage Loans reflects weighing of the Mortgage Loans by their Cut-off Date Balances.

        Each Mortgage Loan is evidenced by one or more promissory notes (each, a "Mortgage Note") and secured by one or more mortgages, deeds of trust or other similar security instruments (each, a "Mortgage") each of which creates a first mortgage lien on a fee estate in an income-producing (including an owner-occupied) real property (each, a "Mortgaged Property"). In the case of four of the five ClubHouse Loans (as defined below), the Mortgage on each of the four related Mortgaged Properties secures repayment of each of the four related Mortgage Notes.

        Twenty-one of the Mortgage Loans, or 34.5%, are secured by liens on multifamily apartment properties; 12 of the Mortgage Loans, or 31.3%, are secured by liens on retail properties; one of the Mortgage Loans, or 13.3%, is secured by a lien on an office/industrial property; five of the Mortgage Loans, or 11.4%, are secured by liens on hotel properties; two of the Mortgage Loans, or 5.1%, are secured by liens on retail/office properties; one of the Mortgage Loans, or 2.6%, is secured by a lien on an industrial property; and one of the Mortgage Loans, or 1.8%, is secured by a lien on an office property. The Mortgaged Properties are located throughout 16 states, with the largest concentrations in Georgia (11 Mortgage Loans, or 22.5%), Texas (nine Mortgage Loans, or 13.7%), Washington (one Mortgage Loan, or 13.3%), New Jersey (four Mortgage Loans, or 12.7%) and Florida (four Mortgage Loans, or 10.6%). See Annex A for a more detailed description of the Mortgage Loans.

        Set forth below is additional information with respect to the Redmond East Loan (as defined below) and the ClubHouse Loans which, in the aggregate, represent 24.8% of the Initial Pool Balance.

THE REDMOND EAST LOAN AND PROPERTY

        The Loan. The Mortgage Loan herein designated as the "Redmond East Loan" has a Cut-off Date Balance of approximately $28,276,818, (13.3% of the Initial Pool Balance) and is secured by a deed of trust on ten high-tech office/industrial buildings located on seven parcels (either contiguous or separated by roadways) in Redmond, Washington.

        The Borrower. The borrower, Redmond East, L.L.C., (the "Redmond Borrower"), is a single purpose, limited liability company formed under the laws of Washington solely for the purpose of (i) acquiring, owning, operating, leasing, selling, conveying and managing the related Mortgaged Property, (ii) borrowing money and granting mortgages and otherwise conveying interest in and encumbering the related Mortgaged Property, (iii) entering into and performing contracts in connection with the management and operation of the related Mortgaged Property and the Redmond Borrower's business, and (iv) doing all things necessary, advisable, incidental or desirable in connection with the foregoing or otherwise contemplated in the Redmond Borrower's operating agreement. The managing member of the Redmond Borrower is Red Ace, Inc., a corporation formed under the laws of Washington solely for the purpose of acquiring, owning and holding the manager's interest in the Redmond Borrower, and transacting any and all lawful business for which corporations may be organized under the laws of Washington that is incidental and necessary or appropriate to the foregoing. The holder of 100% of the shares of stock in Red Ace, Inc. is Michael R. Mastro.

        Security. The Redmond East Loan is a non-recourse loan, secured only by the related Mortgaged Property and the other collateral therefor (including an assignment of leases and rents and the funds in certain reserve accounts), and neither the Redmond Borrower nor any of its affiliates is liable for the payment thereof. There are exceptions to the non-recourse provision for (i) willful or intentional misrepresentations, (ii) rents received after an event of default,
(iii) the Redmond Borrower's misapplication or misappropriation of security deposits or rents collected in advance, (iv) the Redmond Borrower's misapplication or misappropriation of insurance proceeds or condemnation awards,
(v) the Redmond Borrower's failure to pay real estate taxes and casualty insurance premiums; (vi) the Redmond Borrower's failure to replace personal property taken from the Mortgaged Property, (vii) any act of arson or waste by the Redmond Borrower, or any member, principal, affiliate, guarantor or indemnitor thereof, (viii) any prohibited fees or commissions paid by the Redmond Borrower to any principal, member, affiliate, guarantor or indemnitor thereof; and (ix) the Redmond Borrower's breach of certain ERISA provisions and environmental covenants and indemnities. Red Ace, Inc. and Michael R. Mastro have guaranteed the obligations or liabilities of the Redmond Borrower arising from the foregoing exceptions to the non-recourse provision.

        Payment Terms. The Redmond East Loan was originated on December 19, 1995 by the Mortgage Loan Seller and bears interest at a fixed rate per annum equal to 8.375%. Interest on the

Redmond East Loan is calculated on the basis of a 360-day year consisting of twelve 30-day months. The maturity date of the Redmond East Loan is January 1, 2006. The Redmond East Loan requires constant monthly payments of principal and interest of $220,692.37 and, assuming no prepayment of such loan, a Balloon Payment of $24,022,107 at maturity.

        Prepayment. The Redmond East Loan is currently subject to a Lockout Period that expires on January 1, 2000. Following the end of such Lockout Period, the Redmond East Loan may generally be prepaid in whole or in part upon the payment of a Prepayment Premium equal to the greater of (i) 1.0% of the amount to be prepaid or (ii) a yield maintenance payment. However, the Redmond East Loan permits the voluntary prepayment thereof in whole at par, without penalty, during the 60-day period immediately preceding the maturity date of such loan.

        Partial Releases of the Mortgaged Property. The Redmond East Loan documents provide that at any time after January 1, 2000, the Redmond Borrower may obtain a release of up to two of the seven parcels which comprise the Mortgaged Property from the lien of the Redmond East Loan security instruments upon: (i) payment of an amount set forth in the loan documents relating to the respective parcel being released to be applied in reduction of the principal balance of the loan; (ii) payment of the applicable Prepayment Premium calculated on the basis of the amount to be prepaid in connection with such release; and (iii) satisfaction of other legal and business requirements, including, without limitation, debt service coverage and loan-to-value tests.

        Transfers of Properties and Interests in Borrowers. The lender's prior written consent is required for any sale, conveyance, mortgaging, assignment or other transfer of (i) the related Mortgaged Property, (ii) any leases or rents thereof, (iii) more than 10% of the stock of Red Ace, Inc., (iv) the interests of any member of the Redmond Borrower, or any member profits, or (v) the management of the Mortgaged Property to an entity not controlled by Michael R. Mastro; provided, however, that lender's consent is not required in connection with (a) a transfer by devise, descent or by operation of law upon the death of a member of the Redmond Borrower, a stockholder of Red Ace, Inc. or Michael R. Mastro; or (b) a one-time permitted transfer of title to the related Mortgaged Property within 90 days of the closing date of the loan to a single purpose entity which meets certain entity requirements which were applicable to the Redmond Borrower, provided that certain legal and business requirements are satisfied.

        Other Indebtedness. The Redmond Borrower is prohibited from incurring any debt, other than the Redmond East Loan, except in the ordinary course of its business of owning and operating the related Mortgaged Property. Red Ace, Inc. is prohibited from incurring any debt whatsoever.

        Property Management. The related Mortgaged Property is managed by JMI Asset Management Group, a Washington general partnership and an affiliate of the Redmond Borrower (the "Redmond Manager"), pursuant to a separate Agreement to Manage Real Estate dated as of December 1, 1995 (the "Redmond Management
Agreement"). The Redmond Manager is responsible for the day-to-day operation, repair and maintenance of the related Mortgaged Property, and is exclusive agent for the leasing of the related Mortgaged Property. The initial term of the Redmond Management Agreement is one year and thereafter the Redmond Management Agreement will automatically renew for successive one-year terms.

        Fees. The Redmond Manager will have the right to retain certain fees and charges as are fair, reasonable and customary at the time such services are performed, such fees and charges to include: (i) a minimum monthly fee of 4% of monthly gross receipts of the Mortgaged Property, (ii) a $7,500.00 fee for the set up of accounting, policies, procedures, hiring and training, (iii) a construction management fee of 6% of the gross amount of all renovation, capital improvements or tenant improvements, (iv) a fee in connection with the disposition of all or part of the Mortgaged Property equal to twenty cents ($0.20) per gross rentable square foot, and (v) other miscellaneous fees and charges.

        Reserves. Under the terms of the Redmond East Loan, the Redmond Borrower deposited on December 19, 1995 in reserve accounts: (i) $69,225.00 for the repair of certain items of deferred maintenance, and (ii) $200,000.00 for leasing reserves. The Redmond East Loan also provides for the creation of a reserve for capital replacements, including replacements and repairs of mechanical systems, roof and facades and other interior and exterior items, as well as tenant improvements, leasing commissions and rent concessions (the "Redmond Repair/Replacement/Leasing Reserve"). The Redmond Borrower will be required to make annual deposits to the Redmond Repair/Replacement/Leasing Reserve in the amount of $509,520.00.

        The Property. The Mortgaged Property securing the Redmond East Loan includes ten office/industrial buildings located on seven parcels (either contiguous or separated by roadways) in Redmond, Washington which have an aggregate gross leasable area ("GLA") of approximately 395,034 square feet, including approximately 326,100 square feet of GLA comprised of office, laboratory and assembly space and approximately 68,934 square feet of GLA comprised of storage space. Such Mortgaged Property also contains 1100 outdoor parking spaces. The occupancy rate as of December 1995 for such Mortgaged Property was, based on GLA, approximately 96%.

THE CLUBHOUSE LOANS AND PROPERTIES

        The Loans. The Mortgage Loans herein designated as the "ClubHouse Loans" have an aggregate Cut-off Date Balance of approximately $24,244,468 (11.4% of the Initial Pool Balance) and consist of five individual loans to five affiliated borrowers (each separate loan is an "Individual ClubHouse Loan"). Each Individual ClubHouse Loan is evidenced by a separate Mortgage Note and secured by a Mortgage on a separate hotel property (all five hotel properties are, collectively, the "ClubHouse Properties"). The Individual ClubHouse Loans secured by Mortgages encumbering the ClubHouse Properties located in Omaha, Nebraska, Overland Park, Kansas, Knoxville, Tennessee and Atlanta, Georgia are cross-collateralized and cross-defaulted (such Individual ClubHouse Loans, collectively, the "ClubHouse Crossed Loans"). The Individual ClubHouse Loan secured by a Mortgage encumbering the ClubHouse Property located in Wichita, Kansas (the "Wichita ClubHouse Loan") is not cross-defaulted or cross-collateralized with any of the ClubHouse Crossed Loans.

        The Borrowers. The five borrowers and the respective amounts of their Individual ClubHouse Loans are (i) Omaha C.I. Associates, L.P., a Kansas limited partnership ($6,002,015 Cut-off Date Balance), (ii) Overland Park C.I.
Associates, L.P., a Kansas limited partnership ($5,177,235 Cut-off Date Balance), (iii) Knoxville C.I. Associates, L.P., a Tennessee limited partnership ($4,849,310 Cut-off Date Balance), (iv) Atlanta C.I. Associates II, L.P., a Kansas limited partnership ($4,839,373 Cut-off Date Balance) and (v) Wichita C.I. Associates III, L.P., a Kansas limited partnership ($3,376,535 Cut- off
Date Balance) (such entities set forth in clauses (i) through (iv) are collectively the "ClubHouse Crossed Borrowers"; and such entities set forth in clauses (i) through (v) are collectively the "ClubHouse Borrowers"). Each of the ClubHouse Borrowers is a special purpose entity organized to engage solely in the business of owning, operating and financing its respective ClubHouse Property. C.I. General, L.L.C., a Kansas limited liability company, is a special purpose entity and the sole general partner of each of the ClubHouse Crossed Borrowers. C.I. Wichita General, L.L.C., a Kansas limited liability company, is a special purpose entity and the sole general partner of Wichita C.I. Associates III, L.P.

        Security. The ClubHouse Loans are non-recourse loans secured, in the case of the ClubHouse Crossed Loans, by Mortgages encumbering the ClubHouse Properties located in Omaha, Nebraska, Overland Park, Kansas, Knoxville, Tennessee and Atlanta, Georgia, and, in the case of the Wichita ClubHouse Loan, solely by a Mortgage encumbering the ClubHouse Property located in Wichita, Kansas, and in each case by such other collateral therefor (including assignments of leases and rents; assignments of documents and property rights; a security interest in, subject to certain exceptions, all of the accounts, chattel paper, documents, general intangibles, instruments, equipment, inventory and contracts; and the funds in certain accounts), and neither the ClubHouse Borrowers nor any of their affiliates is liable for the payment thereof. There are exceptions to the non-recourse provisions for any fraud, misappropriation of funds or intentional misrepresentation by or on behalf of the ClubHouse Borrowers or any affiliate thereof under the documents related to the ClubHouse Loans and for covenants, indemnities, warranties and obligations contained in such documents with respect to environmental matters. The Mortgage on the ClubHouse Property in Wichita, Kansas secures only the Mortgage Note evidencing the Wichita ClubHouse Loan. The Mortgage on each remaining ClubHouse Property secures all of the Mortgage Notes evidencing the ClubHouse Crossed Loans.

        Payment Terms. The Wichita ClubHouse Loan was originated by the Mortgage Loan Seller on September 14, 1995 and bears interest at a fixed rate per annum of 7.95%. The maturity date of the Wichita ClubHouse Loan is October 1, 2005. The Wichita ClubHouse Loan requires monthly payments equal to $28,333.25 and, assuming no prepayment of such loan, a Balloon Payment of $2,353,106 at maturity.

        The ClubHouse Crossed Loans were originated by the Mortgage Loan Seller on September 14, 1995 and each bears interest at a fixed rate per annum of 8.70%. The maturity date for each of the ClubHouse Crossed Loans is October 1, 2005, at which time Balloon Payments in the following respective amounts will be due assuming no prepayments of such loans: (i) $4,274,908 (Omaha, Nebraska),
(ii) $3,687,462 (Overland Park, Kansas), (iii) $3,453,899 (Knoxville, Tennessee) and (iv) $3,446,821 (Atlanta, Georgia).

        Interest on the ClubHouse Loans will be calculated based on a 360-day year consisting of twelve 30-day months.

        Prepayment. The ClubHouse Loans permit the voluntary prepayment thereof in whole at par, without penalty, during the 90-day period immediately preceding the maturity date of such loans. At all other times, the ClubHouse Loans may generally be prepaid in whole or in part upon the payment of a yield maintenance payment.

        Releases for Payment. Provided that certain debt service coverage and loan to value ratios are met, the ClubHouse Crossed Borrowers may obtain releases of individual ClubHouse Properties securing the ClubHouse Crossed Loans upon payment of accrued interest, the prepayment consideration and a release price equal to 125% of the outstanding principal balance of the related Mortgage Note (or 100% thereof if a casualty or condemnation has occurred and the lender has not made the net proceeds available for restoration). The additional 25% would be applied pro rata to the remaining ClubHouse Crossed Loans.

        Transfer of Properties and Interests in Borrower. The ClubHouse Loans generally prohibit the ClubHouse Borrowers from permitting any interest in any
ClubHouse Property to be sold, conveyed, assigned, mortgaged, encumbered, hypothecated or otherwise transferred or disposed of and further prohibit any issuance, grant, sale, conveyance and/or other transfer of any general partnership interest in the ClubHouse Borrower.

        Reserves. Under the terms of the ClubHouse Loans the ClubHouse Borrowers have established a reserve for specified repairs pursuant to which the following amounts were deposited as additional security: (i) $1,463 (Omaha, Nebraska),
(ii) $4,161 (Overland Park, Kansas), (iii) $4,763 (Knoxville, Tennessee), (iv) $1,500 (Atlanta, Georgia) and (v) $13,485 (Wichita, Kansas). In addition, each ClubHouse Borrower is required to establish and maintain a reserve account for the replacement of fixtures, furniture and equipment in an amount equal to 4% of gross revenues generated during the preceding month.

        The Properties. The ClubHouse Properties include five ClubHouse Inns. The size of the hotels range from 120 rooms to 147 rooms with a total of 684 rooms. The average occupancy rate of the four hotels securing the ClubHouse Crossed Loans for the twelve-month period ended July 31, 1995, was approximately 76%, and the average daily room rate of such four hotels for such twelve- month period was approximately $62.76. The average occupancy rate of the hotel securing the Wichita ClubHouse Loan for the twelve-month period ended July 31, 1995, was approximately 80%, and the average daily room rate for such hotel for such twelve-month period was approximately $64.24.

        ClubHouse Inn - Omaha. The ClubHouse Inn - Omaha, located on approximately 3.3 acres in Omaha, Nebraska, is a two-story, 137-room, mid-rate, limited service hotel which was developed by ClubHouse and opened in 1991. The site contains approximately 142,659 square feet. The 137 guest room count contains 76 kings, 44 doubles and 17 suites (including three rooms with jacuzzis and four rooms equipped for the handicapped). For the twelve-month period ended July 31, 1995, this ClubHouse Property had a 78% occupancy rate, with a $63.57 average daily rate and $49.84 in daily revenue per available room.

        ClubHouse Inn - Overland Park. The ClubHouse Inn - Overland Park, located on approximately 3.8 acres in Overland Park, Kansas, is a three-story, 143-room, mid-rate, limited service hotel which was developed by ClubHouse and opened in 1988. The site contains approximately 166,399 square feet. The 143 guest room count contains 76 kings, 45 doubles and 22 suites. For the twelve-month period ended July 31, 1995, this ClubHouse Property had a 76% occupancy rate, with a $64.55 average daily rate and $48.83 in daily revenue per available room.

        ClubHouse Inn - Knoxville. The ClubHouse Inn - Knoxville, located on approximately 3.9 acres in Knoxville, Tennessee, is a two-story, 137-room, mid-rate, limited service hotel which was built by ClubHouse and opened in 1989. The site contains approximately 168,145 square feet. The 137 guest room count contains 76 kings, 44 doubles and 17 suites. For the twelve-month period ended July 31, 1995, this ClubHouse Property had a 73% occupancy rate, with a $63.24 average daily rate and $46.15 in daily revenue per available room.

        ClubHouse Inn - Atlanta. The ClubHouse Inn - Atlanta, located on approximately 3.1 acres in Atlanta, Georgia, is a three-story, 147-room, mid-rate, limited service hotel which was developed by ClubHouse and opened in 1987. The site contains approximately 135,036 square feet. The 147 guest room count contains 72 kings, 50 doubles and 25 suites (including four rooms equipped for the handicapped). For the twelve-month period ended July 31, 1995, this ClubHouse Property had a 76% occupancy rate, with a $59.36 average daily rate and $45.00 in daily revenue per available room.

        ClubHouse Inn - Wichita. The ClubHouse Inn - Wichita, located on approximately 2.8 acres in Wichita, Kansas, is a two-story, 120-room, mid-rate, limited service hotel which was built by ClubHouse and opened in 1985. The site contains approximately 120,182 square feet. The 120 guest room count contains 63 kings, 38 doubles and 19 suites. For the twelve-month period ended July 31, 1995, this ClubHouse Property had an 80% occupancy rate, with a $64.24 average daily rate and $51.19 in daily revenue per available room.

        Franchise Agreements. Each of the ClubHouse Properties is subject to a License Agreement between the related ClubHouse Borrower, as franchisee, and ClubHouse Inns of America, Inc., as franchisor (in such capacity, the "ClubHouse Franchisor"). Each of the franchise agreements imposes certain obligations on the ClubHouse Borrower, as franchisee, including the obligation to pay to the ClubHouse Franchisor a royalty of 4% of gross revenues attributable to rental of guest rooms at the related hotel ("Gross Room Revenues"), a marketing assessment of 1.5% of Gross Room Revenues, a reservation assessment of approximately $2.80 per call received by the ClubHouse Franchisor on behalf of the related hotel and the amount of any sales or other taxes otherwise imposed upon the ClubHouse Franchisor with respect to the related hotel.

        Property Management. Under the terms of five Hotel Management Agreements between the related ClubHouse Borrower and ClubHouse Inns of America, Inc., as property manager (in such capacity the "ClubHouse Manager"), the ClubHouse Borrower has granted to the ClubHouse Manager the sole and exclusive right, and the ClubHouse Manager has assumed the obligation, to supervise and direct the management and operation of the ClubHouse Properties for the account of the ClubHouse Borrowers. The ClubHouse Manager is entitled to a basic management fee equal to 2% of the monthly gross revenues of the property for so long as a separate franchise agreement with ClubHouse Inns of America, Inc. is in effect. If no such franchise agreement is in effect, the basic management fee is equal to 6% of the monthly gross revenues. The ClubHouse Manager is also entitled to a percentage management fee equal to 10% of net operating cash flow.

MORTGAGE LOAN HISTORY

        Nineteen of the Mortgage Loans, or 48.1% of the Initial Pool Balance (the "Salomon Conduit Loans"), were originated during 1994 and 1995 for sale to Salomon Brothers Realty Corp. (the "Mortgage Loan Seller") by three of the participants in the Mortgage Loan Seller's commercial and multifamily mortgage loan conduit program. Fourteen of the Salomon Conduit Loans, or 36.2% of the Initial Pool Balance (the "RFG Loans"), were originated by or on behalf of RFG Financial, Inc. Four of the Salomon Conduit Loans, or 9.5% of the Initial Pool Balance (the "Union Capital Loans"), were originated by Union Capital Investments, Inc. One of the Salomon Conduit Loans, or 2.4% of the Initial Pool Balance (the "Cap Source Loan") was originated by The Cap Source Company, L.L.C. Midland has serviced each Salomon Conduit Loan since the date of its acquisition by the Mortgage Loan Seller.

        Seven of the Mortgage Loans, or 26.9% of the Initial Pool Balance (the "Salomon Originated Loans"), including the ClubHouse Loans and the Redmond East Loan, were directly originated by the Mortgage Loan Seller in 1995. Midland has serviced each Salomon Originated Loan since the date of its origination.

        Seventeen of the Mortgage Loans, or 25.0% of the Initial Pool Balance (the "Greenwich Loans"), were purchased by the Mortgage Loan Seller in a negotiated secondary market transaction from Greenwich Capital Financial Products, Inc. ("Greenwich") in April, 1995. Such loans were purchased by Greenwich in connection with its multifamily mortgage loan conduit program. Midland has serviced each Greenwich Loan since the date of its acquisition by the Mortgage Loan Seller.

        No Mortgage Loan will have been more than 30 days delinquent as of the Cut-off Date, and no Mortgage Loan will have been more than 30 days delinquent in the twelve-month period immediately preceding the Cut-off Date.



CERTAIN TERMS AND CHARACTERISTICS OF THE MORTGAGE LOANS

        Mortgage Rates; Calculations of Interest. All of the Mortgage Loans bear interest at annual rates of interest (the "Mortgage Rates") that will remain fixed for their respective remaining terms.

        All of the Mortgage Loans accrue interest on the basis (a "30/360 basis") of a 360-day year consisting of twelve 30-day months. The "30/360" method produces equal monthly interest charges on a fixed rate, interest-only loan and is the method used to calculate interest on the Certificates.

        Due Dates. All of the Mortgage Loans have Due Dates (that is, the dates upon which the related Monthly Payments are due) that occur on the first day of each month.

        Amortization. The Mortgage Loans provide for Monthly Payments based on amortization schedules significantly longer than their terms to maturity, thereby leaving Balloon Payments due and payable on their respective maturity dates, unless prepaid prior thereto. See "RISK FACTORS--Balloon Payments" herein.

        Prepayment Provisions. As of the Cut-off Date, all of the Mortgage Loans either (i) currently permit voluntary principal prepayments provided that the prepayment is accompanied by an additional amount (a "Prepayment Premium") in excess of the amount prepaid (23 Mortgage Loans, or 38.8%), or (ii) currently prohibit voluntary prepayments for a period (a "Lockout Period") ending on a date specified in the related Mortgage Note (the "Lockout Expiration Date") and, with limited exception, impose Prepayment Premiums in connection with prepayments made thereafter (20 Mortgage Loans, or 61.2%). In general, each Mortgage Loan permits the prepayment thereof without an accompanying Prepayment Premium during a specified period (an "Open Period"), not exceeding six months, prior to maturity. Prepayment Premiums required under the Mortgage Loans are generally calculated (i) solely pursuant to a yield maintenance formula (24 Mortgage Loans, or 67.1%), (ii) solely as a percentage of the amount prepaid, which percentage declines over time (one Mortgage Loan, or 5.5%), or (iii) pursuant to a yield maintenance formula until a date specified in the related Mortgage Note and thereafter as a declining percentage of the amount prepaid (18 Mortgage Loans, or 27.4%).

Prepayment Premiums due in respect of Mortgage Loans that are calculated using the yield maintenance formula generally will, in each case, equal the present value of a series of payments, each equal to the applicable Payment Differential (hereinafter defined), assumed to be made on each Due Date over the remaining term to original maturity of the Mortgage Loan being prepaid, with each such assumed payment discounted at the Reinvestment Yield (hereinafter defined) for the number of months between the date of prepayment and the Due Date on which such assumed payment is deemed to be made. The term "Reinvestment Yield" as used herein will be equal to the yield on a specified U.S. Treasury issue (generally the U.S. Treasury issue (primary issue) with a maturity date closest to, but not earlier than, the scheduled maturity date of the Mortgage Loan that was prepaid) and converted to a monthly compounded nominal yield. The term "Payment Differential" as used herein generally is, with respect to any Due Date, equal to (x) the Mortgage Rate minus the Reinvestment Yield, divided by (y) 12, and multiplied by (z) the amount of the prepayment, as reduced each month to account for assumed scheduled amortization. In some cases, the related Mortgage Note will provide that a Prepayment Premium calculated based on a yield maintenance formula may be no less than 1.0% of the amount prepaid. See "DESCRIPTION OF THE MORTGAGE POOL--Additional Mortgage Loan Information" herein. As and to the extent described herein, on each Distribution Date up to and including the earlier of (i) the Distribution Date on which the Offered Certificates are retired and (ii) the Distribution Date in January 2006, Prepayment Premiums actually collected on the Mortgage Loans during the related Collection Period will generally be allocated between the holders of the Class IO Certificates and the holders of the Class or Classes of Offered Certificates then entitled to distributions of principal. Following the earlier of (i) the retirement of the Offered Certificates and (ii) the Distribution Date in January 2006, such Prepayment Premiums will be distributed to the holders of the REMIC Residual Certificates. See "DESCRIPTION OF THE CERTIFICATES--Distributions--Prepayment Premiums" herein. Neither the Depositor nor the Underwriter makes any representation as to the collectability or enforceability of any Prepayment
Premium. See "RISK FACTORS--The Mortgage Loans--Limitations on Enforceability and Collectability of Prepayment Premiums" herein and "CERTAIN LEGAL ASPECTS OF MORTGAGE LOANS--Default Interest and Limitations on Prepayments" in the Prospectus.

        Neither the Master Servicer nor the Special Servicer will be permitted to waive or modify the terms of any Mortgage Loan prohibiting voluntary prepayments during a Lockout Period or requiring the payment of a Prepayment Premium except as described herein under "SERVICING OF THE MORTGAGE LOANS-- Modifications, Waivers and Amendments."

        Non-recourse Obligations. Most, if not all, of the Mortgage Loans are non-recourse obligations of the related borrowers and, upon any such borrower's default in the payment of any amount due under the related Mortgage Loan, the holder thereof may look only to the related Mortgaged Property for satisfaction of the borrower's obligations. In addition, in those cases, if any, where recourse to a borrower or guarantor is permitted by the loan documents, the Depositor has not undertaken an evaluation of the financial condition of any such person, and prospective investors should thus consider all of the Mortgage Loans to be non-recourse.

        "Due-on-Sale" and "Due-on-Encumbrance" Provisions. Most of the Mortgages contain "due-on-sale" and "due-on-encumbrance" clauses that, in general, permit the holder of the Mortgage to accelerate the maturity of the related Mortgage Loan if the borrower sells or otherwise transfers or encumbers the related Mortgaged Property or that prohibit the borrower from doing so without the consent of the holder of the Mortgage. The Master Servicer or the Special Servicer, as applicable, will determine, in a manner consistent with the servicing standard described herein under "SERVICING OF THE MORTGAGE LOANS--General," whether to exercise any right it may have under any such clause to accelerate payment of the related Mortgage Loan upon, or to withhold its consent to, any transfer or further encumbrance of the related Mortgaged Property; provided that the Special Servicer may not waive any such right it may have under a "due-on-sale" or "due-on-encumbrance" clause in respect of a Specially Serviced Mortgage Loan if the Operating Adviser timely objects to such waiver under the circumstances described herein. See "SERVICING OF THE MORTGAGE LOANS-The Operating Adviser" herein.

        Related Borrowers. There are at least six groups of two or more Mortgage Loans as to which the related borrowers have been identified as affiliated with one another through partial or complete common ownership. No such identified group represents more than 11.4% of the Initial Pool Balance. The largest such group, by Cut-off Date Balance, consists of the ClubHouse Loans.

ASSESSMENTS OF PROPERTY CONDITION

        Property Inspections. Each Mortgaged Property was inspected by the related originator or a third party in connection with the origination of the related Mortgage Loan. In the case of substantially all of the Mortgaged Properties, the property condition reports indicated that the properties were in average or better condition as of the respective dates of inspection.

        Environmental Assessments. An environmental site assessment was performed with respect to each Mortgaged Property in connection with the origination of the related Mortgage Loan. In all cases, the environmental site assessment was a "Phase I" environmental assessment, generally performed in accordance with industry practice and American Society For Testing and Materials Standards E 1527 or their equivalent.

        In general, the environmental site assessment reports did not disclose the existence of any material and adverse environmental condition at any Mortgaged Property, and indicated that the potential risk of environmental contamination from observed or assumed conditions (for example, the observed or assumed presence of asbestos-containing materials or abandoned storage tanks) is not material to the interests of the holders of the Offered Certificates. However, as discussed below, the environmental site assessment reports that pertain to two Mortgaged Properties, representing security for 5.9% of the Initial Pool Balance, each of which is located in a non-residential area, did disclose the presence of soil and groundwater contamination on the related Mortgaged Property.

        In the case of the Mortgage Loan identified on Annex A as Loan I.D. No. 25 (which loan represents 2.6% of the Initial Pool Balance), the related site assessment report indicates that a former owner of the related Mortgaged Property is the "responsible party" under the New Jersey Environmental Cleanup Responsibility Act with respect to the soil and groundwater contamination described in such report, which conditions presently are being monitored by such former owner under the supervision of the New Jersey Department of Environmental Protection and Energy.

        The environmental site assessment report prepared in connection with the origination of the Mortgage Loan identified on Annex A as Loan I.D. No. 23 (which loan represents 3.3% of the Initial Pool Balance) also reports the presence of certain contaminated soil and groundwater at the related Mortgaged Property. A representative of the Texas Natural Resources Conservation Commission (the "TNRCC") has informally indicated to a representative of the Depositor that these conditions are considered by the TNRCC to be of "low priority", as they pose no "immediate health hazard." The Depositor has also been informed by the borrower's environmental consultant that, although this case has not yet been closed by the TNRCC, the source of contamination has been eliminated and the conditions are being remediated on an ongoing basis as recommended in the site assessment report. See "RISK FACTORS--Environmental Risks" and CERTAIN LEGAL ASPECTS OF MORTGAGE LOANS--Environmental Legislation" in the Prospectus.

        There can be no assurance that the environmental site assessment reports prepared in connection with the origination of the Mortgage Loans, individually or collectively, revealed all environmental risk to the Trust Fund.

ADDITIONAL MORTGAGE LOAN INFORMATION

        For a detailed presentation of certain of the characteristics of the Mortgage Loans and the Mortgaged Properties, on an individual basis, see Annex A hereto. Certain additional information regarding the Mortgage Loans is contained
herein  under   "--Assignment   of  the   Mortgage   Loans;

Repurchases" and "--Representations and Warranties; Repurchases," and in the Prospectus under "Description of the Trust Funds" and "Certain Legal Aspects of Mortgage Loans."

        Each of the following tables sets forth certain characteristics of the Mortgage Pool presented, where applicable, as of the Cut-off Date. For purposes of such tables and for Annex A:

               (1) References to "Remaining Amort. Term" are references to the remaining amortization terms of the Mortgage Loans.

               (2) References to "DSCR" are references to "Debt Service Coverage Ratios." Debt service coverage ratios are used by income property lenders to measure the ratio of (a) cash currently generated by a property that is available for debt service (that is, cash that remains after payment of non-capital expenses of operation) to (b) required debt service payments. However, debt service coverage ratios only measure the current, or recent, ability of a property to service mortgage debt. If a property does not possess a stable operating expectancy (for instance, if it is subject to material leases that are scheduled to expire during the loan term and that provide for above-market rents and/or that may be difficult to replace), a debt service coverage ratio may not be a reliable indicator of a property's ability to service the mortgage debt over the entire remaining loan term. In addition, a debt service coverage ratio may not adequately reflect the significant amounts of cash that a property owner may be required to expend to pay for capital improvements, and for tenant improvements and leasing commissions when expiring leases are replaced. The "Debt Service Coverage Ratio" for any Mortgage Loan is the ratio of "Assumed Net Cash Flow" estimated to be produced by the related Mortgaged Property to the annual amount of debt service payable under that Mortgage Loan. "Assumed Net Cash Flow" for a Mortgaged Property has been determined by making certain adjustments to information contained in financial and operating statements supplied by the related borrowers based on certain assumptions as hereinafter described. SUCH STATEMENTS WERE IN MOST CASES UNAUDITED, AND NEITHER THE DEPOSITOR NOR THE UNDERWRITER VERIFIED THEIR COMPLETENESS OR ACCURACY.

               The "revenue" component of "Assumed Net Cash Flow" was determined by making the following assumptions as to the revenue of the property based upon its property type and, accordingly, the following adjustments were made to the borrower-reported revenue, including the adjustment of non-rental income from the amount reported to eliminate non-recurring items and non-property related revenue, for the following property types:

               Multifamily Loans. For each Mortgage Loan that is secured by a Mortgage encumbering a multifamily property (a "Multifamily Loan"), the revenue component of "Assumed Net Cash Flow" is comprised of effective annual gross rental income calculated by using either (a) to the extent available to the Depositor, the actual base rent reported by the related borrower for a consecutive twelve-month period ending with the latest month subsequent to July, 1995 as to which such reports are available (such reports, "Trailing Twelve Month Reports") adjusted for a vacancy allowance reflecting a five percent (5%) annual vacancy rate at such Mortgaged Property (if such is greater than the actual annual vacancy rate at such Mortgaged Property reflected in such reports) and any additional income generated by the related Mortgaged Property as derived from such reports or (b) if such Trailing Twelve Month Reports are not available to the Depositor, the lesser of (1) gross rental income annualized from the most recent borrower-supplied rent roll of the related Mortgaged Property, adjusted for a vacancy allowance reflecting a five percent (5%) annual vacancy rate at such Mortgaged Property (if such is greater than the actual annual vacancy rate at such Mortgaged Property reflected in such rent roll) and any additional income generated by the related Mortgaged Property as reported by the related borrower for the calendar year 1994 without any adjustment for inflation, or (2) annualized rental income derived from the most recent borrower-supplied year-to-date operating statement of the related Mortgaged Property and any additional income generated by the related Mortgaged Property as reported by the related borrower in such operating statement, annualized.

               Hotel Loans. For each Mortgage Loan that is secured by a Mortgage encumbering a hotel property (a "Hotel Loan"), the revenue component of "Assumed Net Cash Flow" is comprised of (i) actual room revenue reported in Trailing Twelve Month Reports, and (ii) additional actual income generated by the related Mortgaged Property as reflected in Trailing Twelve Month Reports.

               Retail, Office and Industrial Loans. For each Mortgage Loan that is secured by a Mortgage encumbering a retail, office and/or industrial property (a "ROI Loan"), the revenue component of "Assumed Net Cash Flow" is (a) comprised of (i) annualized in-place base rents reported in the most recent borrower-supplied rent roll of the related Mortgaged Property, (ii) in most cases, expense reimbursements required to be made by tenants pursuant to the terms of their respective leases or, in some cases, annualized expense reimbursements based upon figures reported in such rent roll or in previous historical statements, and (iii) percentage rent, if any, expected to be generated by Credit Tenants (as defined below) at the related Mortgaged Property who have a three-year history of paying percentage rent, in an amount generally equal to the lowest rent paid during such three-year period, and (b) appropriately adjusted (if necessary) for a vacancy allowance that reflects the greatest of (i) the vacancy and credit loss allowance based on the assumptions made in connection with the underwriting of the such Mortgage Loan at the time of its origination, (ii) the actual annual vacancy rate at such Mortgaged Property reflected in such rent roll and
        (iii) a 5% annual vacancy and credit loss allowance. For the purposes hereof, with respect to any Mortgaged Property, a "Credit Tenant" shall mean a tenant at such Mortgaged Property having long term debt obligations which are rated not less than investment grade.

               The "expense" component of "Assumed Net Cash Flow" is, in general, based upon the annual operating expenses as shown in the borrower-supplied operating statements or, in some cases, the expenses used in the original underwriting of the Mortgage Loan. In determining "Assumed Net Cash Flow", the following assumptions were made as to the expenses of a Mortgaged Property based upon its property type and, accordingly, the following adjustments were made to the reported expenses, including adjustments to reflect (A) the most recent tax or insurance expense information provided, in most cases, by Midland or, in some cases, by the originator of the related Mortgage Loan or reflected in Trailing Twelve Month Reports and (B) that expenses reported on an accrual basis were adjusted to reflect actual cash expenses and items reported by borrowers as operating expenses were re-characterized as capital expenditures (thus increasing "Assumed Net Cash Flow") where deemed appropriate. The expense component of "Assumed Net Cash Flow" was determined in the following manner for the following property types:

               Multifamily Loans. For each Multifamily Loan, the expense component of "Assumed Net Cash Flow" is determined based upon (i) the actual 1995 real property tax and insurance premium expense figures provided, in most cases, by Midland or, in some cases, by the originator of the related Mortgage Loan or reflected in Trailing Twelve Month Reports, (ii) an assumed annual management fee equal to 4% of effective annual gross rental income generated by the related Mortgaged Property if such Mortgaged Property has 100 or more units or 5% of effective annual gross rental income generated by the related Mortgaged Property if such Mortgaged Property has less than 100 units, (iii) annualized monthly deposits into a replacement reserve account in an amount generally based on the amount disclosed in the related engineering report as the estimated cost of recommended replacements, and (iv) all other expenses, determined as described below. The items constituting "all other expenses" referred to in the immediately preceding clause
        (iv) are the additional expenses reported in Trailing Twelve Month Reports or, if such reports were not available to the Depositor, the historical expenses reported in the operating statement of the related Mortgaged

        Property for the calendar year 1994, adjusted upward at an annual rate of 4% to the end of the period covered by the source reports from which gross income was determined (for example, if the source report for base rents is dated June 30, 1995, expenses from 1994 were adjusted upward by 2%). If such 1994 expense figures were not available, annualized 1995 year-to-date expense figures were utilized. Downward adjustments were made to the items of "all other expenses" determined as set forth above to reflect the deletion therefrom of operating statement line items such as capital expenditures, interest, amortization, depreciation and the like.

               Hotel Loans. For each Hotel Loan, the expense component of "Assumed Net Cash Flow" is determined based upon (i) the actual real property tax and insurance premium expense as reflected in Trailing Twelve Month Reports, (ii) an assumed annual management fee equal to 4% of the gross annual income generated by the related Mortgaged Property as such gross annual income is reflected in Trailing Twelve Month Reports, (iii) an assumed annual franchise fee equal to 4% of room revenue generated by the related Mortgaged Property as such room revenue is reflected in Trailing Twelve Month Reports, (iv) annualized monthly deposits into a replacement reserve account in an amount equal to 4% of room revenue generated by the related Mortgaged Property as such room revenue is reflected in Trailing Twelve Month Reports, and (v) all other expenses reflected in Trailing Twelve Month Reports.

               Retail, Office and Industrial Loans. For each ROI Loan, the expense component of "Assumed Net Cash Flow" is determined based upon
        (i) the actual 1995 real property tax and insurance premium expense figures provided, in most cases, by Midland or, in some cases, by the originator of the related Mortgage Loan or reflected in Trailing Twelve Month Reports, (ii) an assumed annual management fee equal to, in most cases, 4% or, in some cases, 5% of the total annual revenue generated by the related Mortgaged Property, (iii) all other expenses, determined as described below. The items constituting "all other expenses" referred to in the immediately preceding clause (iii) are the additional expenses used in the original underwriting of the Mortgage Loan or the additional historical expenses reported in the operating statement of the related Mortgaged Property for the calendar year 1994, adjusted upward at an annual rate of 4% to the end of the period covered by the source reports from which base rent was determined (for example, if the source report for base rents is dated June 30, 1995, expenses from 1994 were adjusted upward by 2%). If such original underwriting expenses were not used and such 1994 expense figures were not available, annualized 1995 year-to-date expense figures were utilized. Downward adjustments were made to the items of "all other expenses" determined as set forth above to reflect the deletion therefrom of operating statement line items such as capital expenditures, interest, amortization, depreciation and the like.

               The following additional items were also reflected in the expense components of the respective "Assumed Net Cash Flows" in respect of the ROI Loans: (a) replacement reserve requirements ranging from 15 to 25 cents per rentable square foot ("prsf"); (b) estimated tenant improvement costs ("Normalized Tenant Improvement Costs"), assuming that tenants (other than Credit Tenants with remaining lease terms in excess of ten years) renew their expiring leases at a rate of 60%, estimated at a range of rates for renewal tenants of $0 to $3.00 prsf and at the following ranges of rates for new tenants: $2.50 to $8.00 prsf for retail properties; $1.25 to $1.50 prsf for outlet center properties; and $4.00 to $10.00 prsf for office properties; and (c) estimated leasing commissions ("Normalized Leasing Commissions"), assuming that tenants (other than Credit Tenants with remaining lease terms in excess of ten years) renew their expiring leases at a rate of 60%, at rates, expressed as a percentage of a stabilized base rental income, ranging from 3% to 5% for new tenants and from 0% to 2.5% for renewal tenants. Normalized Tenant Improvement Costs and Normalized Leasing Commissions are each adjusted downward to reflect occupancy adjustments with respect to the related Mortgaged Property and also are reduced by the portion described below of the remaining lease rollover reserve established at the closing of the related ROI Loan. The balance of the rollover reserve with respect to each ROI Loan was provided by Midland. Each such balance has been divided by the number of years remaining on the term of the related ROI Loan, and the aggregate of the related Normalized Tenant Improvement Costs and the related Normalized Leasing Commissions has been reduced by the amount of the annual reserve so determined.

               Assumed Net Cash Flows and the revenues and expenditures used to determine Assumed Net Cash Flows for each Mortgaged Property are largely derived from information furnished by the respective borrowers. Net income for a Mortgaged Property as determined under generally accepted accounting principles ("GAAP") would not be the same as the stated Assumed Net Cash Flows for such Mortgage Property as set forth in the tables herein. In addition, Assumed Net Cash Flows are not a substitute for or comparable to net operating income as determined in accordance with GAAP as a measure of the results of a property's operations or a substitute for cash flows from operating activities determined in accordance with GAAP as a measure of liquidity.

               The Debt Service Coverage Ratios presented herein are presented for illustrative purposes only and, as discussed above, are limited in their usefulness in assessing the current, or predicting the future, ability of a Mortgaged Property to generate sufficient cash flow to repay the related Mortgage Loan. Accordingly, no assurance can be given, and no representation is made, that the Debt Service Coverage Ratios accurately reflect that ability.

               (3) "Adjusted 1994 NOI" for a Mortgaged Property has been determined by adjusting the 1994 net operating income as reported by the related borrower (i) upward to net out (a) amortization, (b) depreciation, (c) interest expense and (d) non-recurring capital items and (ii) downward to reflect (a) replacement reserves used in computing Assumed Net Cash Flow and (b) interest income.

               (4) References in the tables to "Loan to Origination Date Values" are references to the ratio, expressed as a percentage, of the Cut-off Date Balance of a Mortgage Loan to the corresponding value of the related Mortgaged Property as reflected in the appraisal prepared in connection with the origination of such Mortgage Loan. The Mortgaged Properties were not, in most cases, recently appraised by professional third-party appraisers. The fair market values of most of the Mortgaged Properties shown on the appraisals thereof prepared in connection with the origination of the related Mortgage Loans are unlikely to be reliable indicators of their current market values.

                Accordingly, investors should not place undue reliance on the Loan to Origination Date Values for the Mortgage Loans. No representation is made that any origination date appraised value would approximate either the value that would be determined in a current appraisal of the related Mortgaged Property or the amount that would be realized upon a sale.

               (5) References to "Years Built" are references to the year in which a Mortgaged Property was originally constructed.

               (6) References to "weighted averages" and "wtd. avg." are references to averages weighted on the basis of the Cut-off Date Balances of the related Mortgage Loans.

               (7) In the context of prepayment restrictions, references to (a) "Yield Maint." are references to Prepayment Premiums calculated on the basis of a yield maintenance formula, (b) "greater of 1% and Yield Maint." and "greater of 1%/Yield Maint." are references to Prepayment Premiums calculated on the basis of a yield maintenance formula, subject to a minimum amount of no less than 1.0% of the amount prepaid, and (c) "Declining %" or "Declining Pct." are references to Prepayment Premiums calculated as a percentage of the amount prepaid, which percentage declines over time.

        The sum in any column of any of the following tables may not equal the indicated total due to rounding.

                                 PROPERTY TYPES

                                                                                             WEIGHTED AVERAGES
                                                                        ------------------------------------------------------------
                     NUMBER     AGGREGATE      % BY AGG.      HIGHEST                   STATED     REMAINING              LOAN TO
    PROPERTY           OF      CUT-OFF DATE  CUT-OFF DATE  CUT-OFF DATE   MORTGAGE    REMAINING      AMORT.              ORIG. DATE
      TYPES          LOANS       BALANCE        BALANCE       BALANCE       RATE      TERM (MO.)   TERM (MO.)  DSCR       VALUE
     -------        -------    ------------  ------------  ------------   --------    -----------  -----------  ----     ----------
Multifamily             21      $73,154,562      34.50%     $11,745,454     9.478%         83           338      1.31x     70.38%
Retail                  12       66,397,916      31.31       11,623,738     9.494          74           315      1.29      68.03
Office/Industrial        1       28,276,818      13.34       28,276,818     8.375         119           323      1.26      65.00
Hotel                    5       24,244,468      11.43        6,002,015     8.596         116           236      1.88      62.15
Retail/Office            2       10,825,137       5.11        5,539,426     8.808          99           298      1.38      66.38
Industrial               1        5,425,637       2.56        5,425,637    10.875          49           229      1.34      51.67
Office                   1        3,721,096       1.75        3,721,096    10.625          44           224      1.52      50.97
-----------------------------------------------------------------------------------------------------------------------------------
TOTALS                  43     $212,045,634     100.00%                     9.256%         88           310      1.37x     66.96%



                                     STATES

                                                                                   WEIGHTED AVERAGES
                                                                    -------------------------------------------------
                           AGGREGATE    % BY AGG.    CUM. % OF               STATED     REMAINING           LOAN TO
                  NUMBER  CUT-OFF DATE CUT-OFF DATE INITIAL POOL  MORTGAGE  REMAINING     AMORT.           ORIG. DATE
      STATES     OF LOANS   BALANCE     BALANCE                     RATE    TERM (MO.)  TERM (MO.)   DSCR    VALUE
      ------     -------- ------------ ------------ ------------  --------  ----------  ----------   ----  ----------
Georgia            11     $47,729,859    22.51%       22.51%        9.379%      92        325        1.37x   67.63%
Texas               9      28,950,583    13.65        36.16        10.127       71        320        1.32    68.80
Washington          1      28,276,818    13.34        49.50         8.375      119        323        1.26    65.00
New Jersey          4      26,930,810    12.70        62.20         9.281       66        282        1.29    62.88
Florida             4      22,417,866    10.57        72.77         9.268       83        338        1.28    69.25
Nevada              1      11,745,454     5.54        78.31         9.550       67        343        1.23    73.16
Kansas              2       8,553,770     4.03        82.34         8.404      116        236        2.16    56.94
Nebraska            1       6,002,015     2.83        85.17         8.700      116        236        1.72    69.79
Connecticut         1       5,539,426     2.61        87.79         8.625       82        298        1.38    72.41
New York            3       5,527,686     2.61        90.39        10.725       58        254        1.50    55.32
Tennessee           1       4,849,310     2.29        92.68         8.700      116        236        1.72    66.43
Arizona             1       4,597,097     2.17        94.85         9.000       78        354        1.30    74.75
Oklahoma            1       3,646,390     1.72        96.57         8.375      119        299        1.28    72.21
South Carolina      1       3,400,148     1.60        98.17         8.800      115        355        1.34    74.73
Maryland            1       2,536,028     1.20        99.37        10.125       42        281        1.43    56.36
Louisiana           1       1,342,375     0.63       100.00        10.700       70        346        1.35    72.56
--------------------------------------------------------------------------------------------------------------------
TOTALS             43    $212,045,634  100.00%                      9.256%      88        310        1.37x   66.96%


                                   YEAR BUILT

                                                                                             WEIGHTED AVERAGES
                                                                        ----------------------------------------------------------
                              AGGREGATE      % BY AGG.    CUM. % OF                   STATED     REMAINING              LOAN TO
    RANGE OF        NUMBER   CUT-OFF DATE  CUT-OFF DATE  INITIAL POOL   MORTGAGE    REMAINING      AMORT.             ORIG. DATE
  YEARS BUILT      OF LOANS   BALANCE        BALANCE       BALANCE        RATE      TERM (MO.)   TERM (MO.)  DSCR       VALUE
     -------       --------  -----------   ------------  ------------   --------    ----------   ---------   ----     ----------

Prior to 1951         5      $20,280,411        9.56%        9.56%        9.865%       74        264         1.40x       58.93%
1951 - 1960           4       21,509,491       10.14        19.71         9.452        78        314         1.33        68.35
1961 - 1970           8       20,015,874        9.44        29.15         9.515        88        327         1.41        68.98
1971 - 1980          10       41,422,198       19.53        48.68         9.527        81        340         1.26        70.30
1981 - 1990          15      102,815,645       48.49        97.17         8.969        94        308         1.39        66.36
After 1990            1        6,002,015        2.83       100.00         8.700       116        236         1.72        69.79
---------------------------------------------------------------------------------------------------------------------------------
TOTALS               43     $212,045,634      100.00%                     9.256%       88        310         1.37x       66.96%

                          DEBT SERVICE COVERAGE RATIOS

                                                                                             WEIGHTED AVERAGES
                                                                         ------------------------------------------------------
    RANGE OF
   DEBT SERVICE      NUMBER   AGGREGATE      % BY AGG.      CUM. % OF                 STATED     REMAINING            LOAN TO
    COVERAGE           OF    CUT-OFF DATE  CUT-OFF DATE   INITIAL POOL   MORTGAGE    REMAINING     AMORT.            ORIG. DATE
     RATIOS          LOANS     BALANCE        BALANCE       BALANCE        RATE      TERM (MO.)  TERM (MO. )  DSCR     VALUE
   ---------        -------  ------------  ------------   ------------   --------    ----------  -----------  ----    ---------
1.10x - 1.19x          4       $10,661,311       5.03%         5.03%       9.605%         72       335        1.13x     71.38%
1.20x - 1.29x         10        95,398,118      44.99         50.02        9.225          85       326        1.25      68.24
1.30x - 1.39x         14        56,138,509      26.47         76.49        9.249          94       315        1.34      67.03
1.40x - 1.49x          4        14,917,639       7.04         83.53        9.640          67       316        1.46      68.69
1.50x - 1.59x          5         9,774,681       4.61         88.14       10.096          60       284        1.55      59.22
1.60x - 1.69x          0                 0       0.00         88.14        0.000           0         0        0.00       0.00
1.70x - 1.79x          5        21,778,841      10.27         98.41        8.803         114       238        1.73      64.71
1.80x -                1         3,376,535       1.59        100.00        7.950         116       236        2.82      45.02
------------------------------------------------------------------------------------------------------------------------------
TOTALS                43      $212,045,634     100.00%                     9.256%         88       310       1.37x     66.96%





                         LOAN TO ORIGINATION DATE VALUES

                                                                                             WEIGHTED AVERAGES
                                                                         ------------------------------------------------------
    RANGE OF
    LOAN TO          NUMBER   AGGREGATE      % BY AGG.      CUM. % OF                 STATED     REMAINING            LOAN TO
ORIGINATION DATE       OF    CUT-OFF DATE  CUT-OFF DATE   INITIAL POOL   MORTGAGE    REMAINING     AMORT.            ORIG. DATE
     VALUES          LOANS     BALANCE        BALANCE       BALANCE        RATE      TERM (MO.)  TERM (MO. )  DSCR     VALUE
   ---------        -------  ------------  ------------   ------------   --------    ----------  -----------  ----    ---------

  45.00% - 49.99%      1      $3,376,535       1.59%        1.59%          7.950%        116        236       2.82x    45.02%
  50.00% - 54.99%      3      10,277,869       4.85         6.44          10.672          49        240       1.43     51.66
  55.00% - 59.99%      4      10,866,884       5.12        11.56           9.457          85        264       1.63     58.00
  60.00% - 64.99%      6      25,118,602      11.85        23.41           9.781          91        309       1.39     63.45
  65.00% - 69.99%     12      88,689,768      41.83        65.24           9.103          92        311       1.32     66.79
  70.00% - 74.99%     17      73,715,976      34.76       100.00           9.095          87        331       1.31     72.83
------------------------------------------------------------------------------------------------------------------------------
TOTALS                43    $212,045,634     100.00%                       9.256%         88        310       1.37x    66.96%



                                 MORTGAGE RATES

                                                                                             WEIGHTED AVERAGES
                                                                         ------------------------------------------------------
                                AGGREGATE     % BY AGG.      CUM. % OF                 STATED     REMAINING            LOAN TO
  RANGE OF           NUMBER   CUT-OFF DATE  CUT-OFF DATE   INITIAL POOL   MORTGAGE    REMAINING     AMORT.            ORIG. DATE
MORTGAGE RATES      OF LOANS     BALANCE       BALANCE       BALANCE        RATE      TERM (MO.)  TERM (MO. )  DSCR     VALUE
   ---------        --------  ------------  ------------   ------------   --------    ----------  -----------  ----    ---------
 7.50% - 7.99%         1      $3,376,535        1.59%         1.59%        7.950%        116         236       2.82x    45.02%
 8.00% - 8.49%         3      38,868,662       18.33         19.92         8.330         119         327       1.27     67.30
 8.50% - 8.99%        12      65,800,868       31.03         50.95         8.753          90         284       1.45     68.53
 9.00% - 9.49%         5      26,129,747       12.32         63.28         9.135          97         332       1.27     68.33
 9.50% - 9.99%         9      32,682,335       15.41         78.69         9.715          74         340       1.32     68.97
10.00% -10.49%         5      12,343,297        5.82         84.51        10.170          67         316       1.39     65.51
10.50% -10.99%         6      24,995,439       11.79         96.30        10.721          63         290       1.30     62.79
11.00% -11.49%         2       7,848,751        3.70        100.00        11.019          50         340       1.32     64.25
------------------------------------------------------------------------------------------------------------------------------
TOTALS                43    $212,045,634      100.00%                      9.256%         88         310       1.37x    66.96%

                  STATED REMAINING TERMS TO SCHEDULED MATURITY


                                                                                             WEIGHTED AVERAGES
                                                                    ---------------------------------------------------------
 RANGE OF
  STATED          NUMBER   AGGREGATE      % BY AGG.      CUM. % OF                 STATED     REMAINING            LOAN TO
 REMAINING          OF    CUT-OFF DATE  CUT-OFF DATE   INITIAL POOL   MORTGAGE    REMAINING     AMORT.            ORIG. DATE
 TERM (MO.)       LOANS     BALANCE        BALANCE       BALANCE        RATE      TERM (MO.)  TERM (MO. )  DSCR     VALUE
-----------      -------  ------------  ------------   ------------   --------    ----------  -----------  ----    ---------

 25 -36            1      $11,623,738       5.48%          5.48%        8.875%         29       293        1.22x    66.52%
 37 -48            3       13,194,967       6.22          11.70        10.726          45       300        1.37     59.30
 49 -60            1        5,425,637       2.56          14.26        10.875          49       229        1.34     51.67
 61 -72           15       57,226,016      26.99          41.25        10.008          69       335        1.28     70.28
 73 -84            6       27,630,081      13.03          54.28         8.851          80       306        1.38     70.57
 85 -96            0                0       0.00          54.28         0.000           0         0        0.00      0.00
 97 -108           3        6,815,044       3.21          57.49        10.028         106       346        1.31     64.38
109 -120          14       90,130,151      42.51         100.00         8.582         117       302        1.45     66.05
--------------------------------------------------------------------------------------------------------------------------
TOTALS            43     $212,045,634     100.00%                       9.256%         88       310        1.37x    66.96%




                                    SEASONING

                                                                                             WEIGHTED AVERAGES
                                                                         ------------------------------------------------------
                               AGGREGATE     % BY AGG.      CUM. % OF                 STATED     REMAINING            LOAN TO
    RANGE OF         NUMBER  CUT-OFF DATE  CUT-OFF DATE   INITIAL POOL   MORTGAGE    REMAINING     AMORT.            ORIG. DATE
SEASONING (MO.)     OF LOANS    BALANCE      BALANCE        BALANCE        RATE      TERM (MO.)  TERM (NO. )  DSCR     VALUE
--------------      -------- ------------  ------------   ------------   --------    ----------  -----------  ----    ---------

  1 - 6               19     $115,179,657     54.32%        54.32%         8.623%       109         303       1.43x    67.28%
  7 -12                6       28,672,444     13.52         67.84          9.866         53         290       1.29     63.53
 13 -18               17       65,657,505     30.96         98.80         10.068         67         333       1.30     68.32
 19 -24                1        2,536,028      1.20        100.00         10.125         42         281       1.43     56.36
-----------------------------------------------------------------------------------------------------------------------------
TOTALS                43     $212,045,634    100.00%                       9.256%        88         310       1.37x    66.96%




                              CUT-OFF DATE BALANCES


                                                                                             WEIGHTED AVERAGES
                                                                          -----------------------------------------------------
    RANGE OF
   DEBT SERVICE          NUMBER   AGGREGATE      % BY AGG.    CUM. % OF                 STATED     REMAINING            LOAN TO
    COVERAGE               OF    CUT-OFF DATE  CUT-OFF DATE  INITIAL POOL   MORTGAGE    REMAINING     AMORT.            ORIG. DATE
     RATIOS              LOANS     BALANCE        BALANCE      BALANCE        RATE      TERM (MO.)  TERM (MO. )  DSCR     VALUE
   ---------             ------  ------------  ------------  ------------   --------    ----------  -----------  ----    ---------
 $  400,000 - $   499,999   1       $483,244        0.23%         0.23%        9.900%        66          342       1.52x   74.35%
 $  500,000 - $   749,999   1        594,762        0.28          0.51         9.900         66          342       1.14    74.35
 $  750,000 - $   999,999   2      1,806,590        0.85          1.36        10.932         88          316       1.46    64.28
 $1,000,000 - $ 2,499,999   7     10,729,352        5.06          6.42        10.146         73          327       1.40    67.11
 $2,500,000 - $ 4,999,999   5     60,842,760       28.69         35.11         9.004         98          294       1.49    65.36
 $5,000,000 - $ 7,499,999   3     77,926,869       36.75         71.86         9.555         85          310       1.36    67.84
 $7,500,000 - $ 9,999,999   1      8,016,048        3.78         75.64         9.850         70          346       1.25    68.51
$10,000,000 - $12,499,999   2     23,369,192       11.02         86.66         9.214         48          318       1.23    69.85
$12,500,000 - $19,999,999   0              0        0.00         86.66         0.000          0            0       0.00     0.00
$20,000,000 - $29,999,999   1     28,276,818       13.34        100.00         8.375        119          323       1.26    65.00
-------------------------------------------------------------------------------------------------------------------------------
TOTALS                   43    $212,045,634     100.00%                      9.256%        88          310       1.37x   66.96%


-----------------

Average Cut-off Date Balance:  $4,931,294.

                             PREPAYMENT RESTRICTIONS


                                                                                             WEIGHTED AVERAGES
                                                                         ------------------------------------------------------
                                 AGGREGATE      % BY AGG.      HIGHEST                   STATED     REMAINING            LOAN TO
   PREPAYMENT          NUMBER   CUT-OFF DATE  CUT-OFF DATE   CUT-OFF DATE   MORTGAGE    REMAINING     AMORT.            ORIG. DATE
  RESTRICTIONS        OF LOANS    BALANCE        BALANCE       BALANCE        RATE      TERM (MO.)  TERM (MO. )  DSCR     VALUE
  ------------        --------  ------------  ------------   ------------   --------    ----------  -----------  ----    ---------
Lockout then Yield
    Maint.               13     $64,372,778     30.36%        $6,956,251     9.838%        78         308        1.33x   66.21%
Lockout then greater of
    1% and Yield Maint.   6      53,699,257     25.32         28,276,818     8.411        112         319        1.28    67.97
Yield Maint. then
    Declining %         12       32,653,851     15.40         11,745,454     9.877         72        336         1.35    69.74
Greater of 1% and
    Yield Maint.
    then Declining %      6      25,451,542     12.00          8,016,048     9.577         84        343         1.26    67.95
Yield Maint. Only         5      24,244,468     11.43          6,002,015     8.596        116        236         1.88    62.15
Lockout then
    Declining %           1      11,623,738      5.48         11,623,738     8.875         29        293         1.22    66.52
-------------------------------------------------------------------------------------------------------------------------------
TOTALS                   43    $212,045,634    100.00%                       9.256%        88        310         1.37x   66.96%


In those cases involving Mortgage Loans with remaining Lockout Periods, the weighted average term to the expiration of such Lockout Periods is 3.3 years.

                    PREPAYMENT RESTRICTIONS BY MORTGAGE RATE


                                                                        WEIGHTED AVERAGES
                                                                     -----------------------
                                    AGGREGATE        % BY AGG.                      STATED
     RANGE OF          NUMBER      CUT-OFF DATE     CUT-OFF DATE     MORTGAGE      REMAIN.
  MORTGAGE RATES      OF LOANS       BALANCE          BALANCE          RATE       TERM (MO.)
------------------    --------     ------------     ------------     --------     ----------

 7.50%- 7.99%             1        $  3,376,535          1.59%         7.950%         116
 8.00%- 8.49%             3          38,868,662         18.33          8.330          119
 8.50%- 8.99%            12          65,800,868         31.03          8.753           90
 9.00%- 9.49%             5          26,129,747         12.32          9.135           97
 9.50%- 9.99%             9          32,682,335         15.41          9.715           74
10.00%-10.49%             5          12,343,297          5.82         10.170           67
10.50%-10.99%             6          24,995,439         11.79         10.721           63
11.00%-11.49%             2           7,848,751          3.70         11.019           50
                         --
                                   ------------        ------        --------         ---
TOTALS                   43        $212,045,634        100.00%         9.256%          88

                                       AS A % (BY CUT-OFF DATE BALANCE)
                                            OF MORTGAGE RATE RANGE
                    -------------------------------------------------------------------------------------------
                                                   % YIELD                       % LOCKOUT          % GREATER
                     % LOCKOUT      % LOCKOUT      MAINT.                          THEN            OF 1% YIELD
                       THEN           THEN          THEN                          GREATER          MAINT. THAN
     RANGE OF        DECLINING        YIELD       DECLINING       % YIELD       OF 1%/YIELD         DECLINING
  MORTGAGE RATES       PCT.          MAINT.         PCT.        MAINT. ONLY       MAINT.              PCT.
------------------  -----------     ---------     ---------     -----------     -----------        -----------
 7.50%- 7.99%            0.00  %        0.00%        0.00%          1.59%           0.00%             0.00%
 8.00%- 8.49%            0.00           0.00         0.00           0.00           18.33              0.00
 8.50%- 8.99%            5.48           8.71         0.00           9.84            6.99              0.00
 9.00%- 9.49%            0.00           6.44         0.00           0.00            0.00              5.88
 9.50%- 9.99%            0.00           0.00        10.42           0.00            0.00              5.00
10.00%-10.49%            0.00           1.20         3.92           0.00            0.00              0.70
10.50%-10.99%            0.00          10.73         0.63           0.00            0.00              0.42
11.00%-11.49%            0.00           3.27         0.43           0.00            0.00              0.00

                          ---       ---------     ---------        -----           -----              ----
TOTALS                   5.48  %       30.36%       15.40%         11.43%          25.32%             12.00%

                                   PREPAYMENT LOCKOUT/PREMIUM ANALYSIS(A)




                                                       PERCENTAGE OF MORTGAGE POOL BY PREPAYMENT
                                                          RESTRICTION ASSUMING NO PREPAYMENTS
                        -------------------------------------------------------------------------------------------------------
      PREPAYMENT            CURRENT         12 MO.        24 MO.        36 MO.         48 MO.        60 MO.         72 MO.

      RESTRICTIONS         FEB., 1996     FEB., 1997    FEB., 1998     FEB., 1999     FEB., 2000    FEB., 2001     FEB., 2002
      ------------         ----------     ----------    ----------     ----------     ----------    ----------     -----------
Locked-out                    61.16%        61.18%         47.18%        40.41%          6.75%        1.98%          0.00%
Yield Maint.(B)               38.84         38.82          47.35         51.81          66.76        72.12          83.34
Declining %:
 5.0%                          0.00          0.00           0.00          0.00           0.00         0.00           4.03
 4.0% to 4.99%                 0.00          0.00           0.00          0.00           0.00         0.00           0.00
 3.0% to 3.99%                 0.00          0.00           0.00          7.78           0.00         0.00           5.42
 2.0% to 2.99%                 0.00          0.00           5.46          0.00          23.68         1.41           0.00
 1.0% to 1.99%                 0.00          0.00           0.00          0.00           0.00        24.48           0.00
No Prepayment
Premium                        0.00          0.00           0.00          0.00           2.81         0.00           7.20
-------------------------------------------------------------------------------------------------------------------------------

TOTALS                       100.00%       100.00%        100.00%       100.00%        100.00%      100.00%        100.00%
------


--------------------

(A) This table sets forth an analysis of the percentage of the declining balance of the Mortgage Pool that, on February 1 of each of the years indicated, will be within a period in which Principal Prepayments are prohibited (that is, in a Lockout Period) or in which Principal Prepayments must be accompanied by the indicated Prepayment Premium. The table was prepared generally on the basis of the Modeling Assumptions set forth under "YIELD AND MATURITY CONSIDERATIONS--Weighted Average Life" herein, except that it was assumed in preparing the foregoing table that no Mortgage Loan will be prepaid, voluntarily or involuntarily.

(B)     Includes greater of 1% and Yield Maint.

THE MORTGAGE LOAN SELLER

        Salomon Brothers Realty Corp. (the "Mortgage Loan Seller") is a New York corporation, and is an affiliate of the Depositor and the Underwriter. The principal executive offices of the Mortgage Loan Seller are located at Seven World Trade Center, New York, New York 10048 and its telephone number is (212) 783-5638.

ASSIGNMENT OF THE MORTGAGE LOANS; REPURCHASES

        The Depositor will acquire the Mortgage Loans from the Mortgage Loan Seller pursuant to an agreement (the "Mortgage Loan Purchase Agreement") between the Depositor and the Mortgage Loan Seller. On or before the Closing Date, at the direction of the Depositor, the Mortgage Loan Seller will transfer the Mortgage Loans, without recourse, to the Trustee for the benefit of the Certificateholders. In connection with such transfer, the Mortgage Loan Seller, at the direction of the Depositor, will, on the Closing Date, deliver to the Trustee or to a document custodian appointed by the Trustee (a "Custodian"), among other things, the following documents with respect to each Mortgage Loan (collectively, as to each Mortgage Loan, the "Mortgage File"): (i) the original Mortgage Note, endorsed, without recourse, to the order of Trustee; (ii) the original or a copy of the Mortgage, together with an original or copy of any intervening assignments of the Mortgage, in each case with evidence of recording indicated thereon; (iii) the original or a copy of any related assignment of rents (if such item is a document separate from the Mortgage), together with an original or copy of any intervening assignments of such assignment of rents, in each case with evidence of recording indicated thereon; (iv) an original assignment of the Mortgage in favor of the Trustee and in recordable form; (v) an original assignment of any related assignment of rents (if such item is a document separate from the Mortgage) in favor of the Trustee and in recordable form; (vi) originals or copies of all written modification agreements, if any, in those instances in which the terms or provisions of the Mortgage or Mortgage Note have been modified; (vii) the original or a copy of the policy or certificate of lender's title insurance issued on the date of the origination of such Mortgage Loan, or, if such policy has not been issued, an irrevocable, binding commitment to issue such title insurance policy; and (viii) any file copies of any UCC financing statements in the possession of the Mortgage Loan Seller.

        The Trustee or a Custodian on its behalf will be required to review each Mortgage File within a specified period following its receipt thereof. If any of the above-described documents is found during the course of such review to be missing from any Mortgage File or defective, and in either case such omission or defect materially and adversely affects the interests of the Certificateholders, the Mortgage Loan Seller, if it cannot deliver the document or cure the defect within a period of 90 days following its receipt of notice thereof, will be obligated pursuant to the Mortgage Loan Purchase Agreement (the relevant rights under which will be assigned by the Depositor to the Trustee) to repurchase the affected Mortgage Loan within such 90-day period at a price (the "Purchase Price") generally equal to the sum of (i) the unpaid principal balance of such Mortgage Loan, (ii) unpaid accrued interest on such Mortgage Loan (calculated at the Mortgage Rate) to but not including the Due Date in the Collection Period in which the purchase is to occur, (iii) certain servicing expenses that are reimbursable to the Master Servicer and the Special Servicer in respect of such Mortgage Loan, and (iv) accrued and unpaid interest (calculated at the Reimbursement Rate) on such reimbursable servicing expenses and on any related P&I Advances. The foregoing repurchase obligation will constitute the sole remedy available to the Certificateholders and the Trustee for any uncured failure to deliver, or any uncured defect in, a constituent Mortgage Loan document. The Mortgage Loan Seller will be solely responsible for such repurchase obligation, and such obligation will not be the responsibility of the Depositor or any of its other affiliates.

        The Pooling and Servicing Agreement will require the Trustee promptly (and in any event within 75 days of the Closing Date) to cause each of the assignments described in clauses (iv) and (v) of the second preceding paragraph to be submitted for recording in the real property records of the jurisdiction in which the related Mortgaged Property is located. See "DESCRIPTION OF THE AGREEMENTS--Assignment of Mortgage Assets; Repurchases" in the Prospectus.

REPRESENTATIONS AND WARRANTIES; REPURCHASES

        In the Mortgage Loan Purchase Agreement, the Mortgage Loan Seller will represent and warrant with respect to each Mortgage Loan, as of the Closing Date, or as of such other date specifically provided in the representation and warranty, among other things, generally, that: (i) the information set forth with respect to each Mortgage Loan in the loan schedule attached to the Mortgage Loan Purchase Agreement (which contains a limited amount of the information set forth in Annex A hereto) is complete, true and correct in all material respects as of the date of the Mortgage Loan Purchase Agreement and as of the Cut-off Date; (ii) the Mortgage Loan Seller had good title to, and was the sole owner of, each Mortgage Loan and has conveyed to the Depositor all of the Mortgage Loan Seller's legal and beneficial interest in and to the Mortgage Loans, free and clear of any pledge, lien or security interests; (iii) as of the Cut-off Date, no scheduled payment of principal and/or interest under any Mortgage Loan was 30 days or more past due, and no Mortgage Loan has been 30 days or more delinquent in the twelve-month period immediately preceding the Cut-off Date;
(iv) each Mortgage constitutes a valid and enforceable first lien upon the related Mortgage Property, free and clear of all liens and encumbrances with the exception of certain permitted liens and encumbrances; (v) no Mortgage has been satisfied, cancelled, rescinded or subordinated in whole or in part, and no Mortgaged Property has been released in whole or in material part from the lien of the related Mortgage; (vi) none of the terms of any Mortgage has been waived, altered or modified in any respect, except by written instruments, all of which are included in the related Mortgage File; (vii) there is no proceeding pending for the total or partial condemnation of any Mortgaged Property; (viii) the lien of each Mortgage is insured by an American Land Title Association lender's title insurance policy (or equivalent policy form) insuring the Mortgage Loan Seller as to the first priority lien of the Mortgage in the original principal amount of the related Mortgage Loan after all advances of principal, and such policy is in full force and effect and is assignable to or endorsable in favor of the Trustee for the benefit of the Certificateholders; (ix) the proceeds of each Mortgage Loan have been fully disbursed and there is no requirement for future advances thereunder; (x) in the case of any Mortgage which is a deed of trust, a trustee, duly qualified under applicable law to serve as such, has been properly designated and currently so serves; (xi) to the Mortgage Loan Seller's knowledge, except as set forth in a property condition report previously delivered by the Mortgage Loan Seller to the Depositor, each Mortgaged Property is free and clear of any damage that would materially and adversely affect its value as security for the related Mortgage Loan; (xii) an environmental assessment with respect to each Mortgaged Property was conducted in connection with the origination of the related Mortgage Loan, and either (a) the report prepared in connection with such assessment does not reveal any known circumstances or conditions with respect to the related Mortgaged Property that rendered such property, at the date of such report, in material violation of any applicable environmental laws or (b) if such report does reveal any such circumstances or conditions and the same have not been subsequently remediated in all material respects, then either (1) the expenditure of funds necessary to effect such remediation is not material in relation to the outstanding principal balance of such Mortgage Loan, or (2) a sufficient escrow of funds exists for purposes of effecting such remediation, or (3) the related borrower or other responsible party is currently taking such actions, if any, with respect to such circumstances or conditions as have been required by the applicable governmental regulatory authority; (xii) the Mortgage Note, Mortgage and other agreements executed in connection with each Mortgage Loan are the legal, valid and binding obligation of the maker thereof; (xiii) each Mortgaged Property consists of a fee simple estate in real property, and no Mortgage Loan is secured in any material part by the interest of the related borrower as a lessee under a ground lease of real property; and (xiv) the Mortgage Loan Seller has not advanced funds, or induced, solicited or knowingly received any advance of funds by a party other than the owner of the Mortgaged Property for the payment of any amount required by the related Mortgage Loan, except with respect to the Mortgage Loan designated on Annex A as Loan ID No. 25, with respect to which the Mortgage Loan Seller may have received Mortgage Loan payments from the co-maker of the related Mortgage Note, which does not own the related Mortgaged Property.

        In the case of a breach of any of the foregoing representations and warranties that materially and adversely affects the interests of the Certificateholders, the Mortgage Loan Seller, if it cannot cure such breach within a period of 90 days following its receipt of notice thereof, will be obligated pursuant to the Mortgage Loan Purchase Agreement (the relevant rights under which will be assigned by the Depositor to the Trustee) to repurchase the affected Mortgage Loan within such 90-day period at the applicable Purchase Price.

        The foregoing repurchase obligation will constitute the sole remedy available to the Certificateholders and the Trustee for any uncured breach of the Mortgage Loan Seller's representations and warranties regarding the Mortgage Loans. The Mortgage Loan Seller will be the sole Warranting Party (as defined in the Prospectus) in respect of the Mortgage Loans, and neither the Depositor nor any of its other affiliates will be obligated to repurchase any affected
Mortgage Loan in connection with a breach of the Mortgage Loan Seller's representations and warranties if the Mortgage Loan Seller defaults on its obligation to do so. See "DESCRIPTION OF THE AGREEMENTS--Representations and Warranties; Repurchases" in the Prospectus.

CHANGES IN MORTGAGE POOL CHARACTERISTICS

        The description in this Prospectus Supplement of the Mortgage Pool and the Mortgaged Properties is based upon the Mortgage Pool as it is expected to be constituted at the time the Offered Certificates are issued. Prior to the issuance of the Offered Certificates, a Mortgage Loan may be removed from the Mortgage Pool if the Depositor deems such removal necessary or appropriate or if it is prepaid. A limited number of other mortgage loans may be included in the Mortgage Pool prior to the issuance of the Offered Certificates, unless including such mortgage loans would materially alter the characteristics of the Mortgage Pool as described herein. It is believed that the information set forth herein will be representative of the characteristics of the Mortgage Pool as it will be constituted at the time the Offered Certificates are issued, although the range of Mortgage Rates, maturities and certain other characteristics of the Mortgage Loans in the Mortgage Pool may vary.

        A Current Report on Form 8-K (the "Form 8-K") will be available to purchasers of the Offered Certificates on or shortly after the Closing Date and will be filed, together with the Pooling and Servicing Agreement, with the Securities and Exchange Commission within fifteen days after the initial issuance of the Offered Certificates. If Mortgage Loans are removed from or added to the Mortgage Pool as described in the preceding paragraph, such removal or addition will be noted in the Form 8-K.


                         SERVICING OF THE MORTGAGE LOANS

GENERAL

        The Master Servicer and the Special Servicer, either directly or through sub-servicers, will be required to service and administer the Mortgage Loans on behalf of the Trust Fund and for the benefit of the Certificateholders in accordance with, and subject to, applicable law, the terms of the Pooling and Servicing Agreement (including the provisions thereof regarding the authority of the Operating Adviser and the Extension Adviser) and the terms of the respective Mortgage Loans. In addition, each of the Master Servicer and the Special Servicer will be required to conduct such servicing, to the extent consistent with the foregoing, in the same manner as would prudent institutional commercial mortgage loan servicers servicing mortgage loans comparable to the Mortgage Loans for third parties in the jurisdictions where the Mortgaged Properties are located, but with no less care, skill, prudence and diligence than that with which it services mortgage loans owned by it that are comparable to the Mortgage Loans, and in any case with a view to the timely collection of all scheduled payments of principal and interest under the Mortgage Loans or, if a Mortgage Loan comes into and continues in default and no satisfactory arrangements can be made for the collection of the delinquent payment, the maximization of the recovery on such Mortgage Loan to Certificateholders on a present value basis, and without regard to: (i) any relationship that it or any of its affiliates may have with the related borrower; (ii) its ownership (or that of an affiliate) of any Certificate; (iii) any obligation to make P&I Advances or advances to cover certain servicing expenses; and (iv) its right or the right of any affiliate to receive compensation for services or reimbursement of costs under the Pooling and Servicing Agreement or with respect to any particular transaction.

        The Master Servicer initially will be responsible for the servicing and administration of the entire Mortgage Pool. However, the Special Servicer will be responsible for servicing and administering any Mortgage Loan as to which (a) any Monthly Payment becomes delinquent 60 or more days (or 120 or more days if, in the case of a Balloon Payment, among other things, the Master Servicer determines within 60 days after maturity that the related borrower has obtained a commitment to refinance and such refinancing is to occur within 120 days after maturity); (b) the Master Servicer determines that a default in making a Monthly Payment is likely to occur within 30 days and is likely to remain unremedied for at least 60 days (unless, in the case of a Balloon Payment, among other things, the Master Servicer determines that the related borrower has obtained, or reasonably expects that the related borrower will be able to obtain within 60 days after maturity, a commitment to refinance and such refinancing is expected to occur within 120 days after maturity); (c) a default (other than as described in clause (a) above) occurs that materially impairs the value of the Mortgaged Property as security for the Mortgage Loan or otherwise materially adversely affects the interests of Certificateholders and that continues unremedied for the applicable grace period under the terms of the Mortgage Loan (or, if no grace period is specified, for 30 days); (d) a decree or order under any bankruptcy, insolvency or similar law is entered against the related borrower;
(e) the related borrower consents to the appointment of a conservator or receiver or liquidator in any insolvency or similar proceedings of or relating to such related borrower or of or relating to all or substantially all of its property; (f) the related borrower admits in writing its inability to pay its debts generally as they become due, files a petition to take advantage of any applicable insolvency or reorganization statute, makes an assignment for the benefit of its creditors, or voluntarily suspends payment of its obligations; or
(g) the Master Servicer receives notice of the commencement of foreclosure or similar proceedings with respect to the related Mortgaged Property (each of the events described in the foregoing clauses (a) through (g), a "Servicing Transfer Event").

        Upon the occurrence of a Servicing Transfer Event with respect to any Mortgage Loan, and prior to the acceleration of amounts due under the related Mortgage Note or commencement of any foreclosure or similar proceedings, the Master Servicer is required to transfer its servicing responsibilities with respect thereto to the Special Servicer. Notwithstanding such transfer, the Master Servicer will continue to receive payments on such Mortgage Loan (including amounts collected by the Special Servicer), to make certain calculations with respect to such Mortgage Loan, and to make remittances (including, if necessary, P&I Advances) and prepare certain reports to the Trustee and/or the Certificateholders with respect to such Mortgage Loan. If title to the related Mortgaged Property is acquired by the Trust Fund (upon acquisition, an "REO Property"), whether through foreclosure, deed-in-lieu of foreclosure or otherwise, the Special Servicer will continue to be responsible for the operation and management thereof. Mortgage Loans serviced by the Special Servicer are referred to herein as "Specially Serviced Mortgage Loans" and, together with any REO Properties, constitute "Specially Serviced Trust Fund Assets." The Master Servicer (if other than the Special Servicer) will have no responsibility for the Special Servicer's performance of its duties under the Pooling and Servicing Agreement.

        A Mortgage Loan will cease to be a Specially Serviced Mortgage Loan (and will become a "Corrected Mortgage Loan" as to which the Master Servicer will re-assume servicing responsibilities):

               (w) with respect to the circumstances described in clause (a) of the second preceding paragraph, when the related borrower has made three consecutive full and timely Monthly Payments under the terms of such Mortgage Loan (as such terms may be changed or modified in connection with a bankruptcy or similar proceeding involving the related borrower or by reason of a modification, waiver or amendment granted or agreed to by the Special Servicer);

               (x) with respect to the  circumstances  described in clauses (b),
        (d), (e) and (f) of the second preceding paragraph, when such circumstances cease to exist in the good faith, reasonable judgment of the Special Servicer;

               (y) with respect to the circumstances described in clause (c) of the second preceding paragraph, when such default is cured; and

               (z) with respect to the circumstances described in clause (g) of the second preceding paragraph, when such proceedings are terminated;

so long as at that time no  circumstance  identified in such clauses (a) through
(g) exists that would cause the Mortgage Loan to continue to be characterized as a Specially Serviced Mortgage Loan.

        Set forth below, following the subsection captioned "--The Master Servicer and the Special Servicer," is a description of certain pertinent provisions of the Pooling and Servicing Agreement relating to the servicing of the Mortgage Loans. Reference is also made to the Prospectus, in particular to the section captioned "DESCRIPTION OF THE AGREEMENTS," for important additional information regarding the terms and conditions of the Pooling and Servicing Agreement as they relate to the rights and obligations of the Master Servicer and Special Servicer thereunder. In general, the Special Servicer possesses rights and obligations comparable to those of the Master Servicer described in the Prospectus under "DESCRIPTION OF THE AGREEMENTS--Sub-Servicers," "--Evidence as to Compliance" and "--Certain Matters Regarding a Master Servicer and the Depositor." In addition, the Special Servicer will be responsible for performing the servicing and other administrative duties attributable to the Master Servicer under "DESCRIPTION OF THE AGREEMENTS" in the Prospectus (and, in particular, under the subsection thereof captioned "--Realization Upon Defaulted Whole Loans"), insofar as such duties relate to Specially Serviced Mortgage Loans and REO Properties. However, information herein supersedes any contrary information set forth in the Prospectus.

THE MASTER SERVICER AND THE SPECIAL SERVICER

        Midland Loan Services, L.P. ("Midland") will initially act both as master servicer (in such capacity, the "Master Servicer") and special servicer (in such capacity, the "Special Servicer") for the Trust Fund. Midland was organized under the laws of the State of Missouri in 1992 as a limited partnership. Midland is a real estate financial services company which provides loan servicing and asset management for large pools of commercial and multifamily real estate assets and which originates commercial real estate loans. Midland's address is 2001 Shawnee Mission Parkway, Shawnee Mission, Kansas 66205. A business development and marketing office is maintained by Midland in Washington, D.C.

        As of December 31, 1995, Midland and its affiliates were responsible for the servicing of approximately 11,490 commercial and multifamily loans with an aggregate principal balance of approximately $9.0 billion, the collateral for which is located in all 50 states. Approximately 9,960 of such loans with an aggregate principal balance of approximately $5.9 billion pertain to commercial and multifamily mortgage-backed securities issued in 20 securitization transactions. Property type concentrations within the portfolio include multifamily, office, retail, hotel/motel and other types of income producing properties. Midland and its affiliates also provide commercial loan servicing for newly-originated loans and loans acquired in the secondary market on behalf of issuers of commercial and multifamily mortgage-backed securities, financial institutions and private investors.

        Midland has been approved as a master and special servicer for investment grade commercial and multifamily mortgage-backed securities by Fitch and Standard & Poor's. Midland is ranked "Above Average" as a commercial mortgage servicer and asset manager by Standard & Poor's, and "Acceptable" as a master servicer and "Above Average" as a special servicer by Fitch. Standard & Poor's rates commercial mortgage servicers and special servicers in one of five rating categories: Strong, Above Average, Average, Below Average and Weak. Fitch rates special servicers in one of five categories: Superior, Above Average, Average, Below Average and Unacceptable. Fitch rates master servicers as Acceptable or Unacceptable.

        The Trustee will be required to terminate the services of Midland or any successor thereto as Special Servicer under the Pooling and Servicing Agreement if (i) it receives from the Operating Adviser written notice that the Operating Adviser wishes to appoint a successor Special Servicer and (ii) such successor will, among other things, be reasonably acceptable to the Trustee and the Depositor; provided that (as confirmed in writing by the Rating Agencies) the succession of such proposed successor will not adversely affect the then current ratings on the Certificates.

        The information set forth herein concerning Midland has been provided by it, and neither the Depositor nor the Underwriter makes any representation or warranty as to the accuracy or completeness of such information.

SERVICING AND OTHER COMPENSATION AND PAYMENT OF EXPENSES

        The principal compensation to be paid to the Master Servicer in respect of its servicing activities will be the Master Servicing Fee, out of which the Master Servicer shall pay to the Trustee the Trustee's fee. The "Master Servicing Fee" will be payable monthly on a loan-by-loan basis from amounts received in respect of interest on each Mortgage Loan (including Specially Serviced Mortgage Loans and Mortgage Loans as to which the related Mortgaged Property has become an REO Property), will accrue at a rate (the "Master Servicing Fee Rate") equal to 0.0725% per annum and will be computed on the basis of the same principal amount and for the same period respecting which any related interest payment on the Mortgage Loan is computed. As additional servicing compensation, the Master Servicer will be entitled to retain all modification fees, late charges and NSF check charges collected from borrowers on Mortgage Loans other than Specially Serviced Mortgage Loans and all Prepayment Interest Excesses collected on any Mortgage Loans. In addition, the Master Servicer will be entitled to receive any fee paid by the related borrower in connection with the assumption of any Mortgage Loan, other than a Specially Serviced Mortgage Loan, up to the lesser of (a) 1.0% of the outstanding principal balance of such Mortgage Loan and (b) $75,000. Any additional assumption fees collected in respect of any Mortgage Loan will be paid to the holders of REMIC Residual Certificates. In addition, the Master Servicer is authorized to invest or direct the investment of funds held in those accounts maintained by it or the Trustee constituting part of the Certificate Account in certain short-term United States government securities and other investment grade obligations. The Master Servicer will be entitled to retain any interest or other income earned on such funds, but shall be required to cover any losses from its own funds without any right to reimbursement. In addition, to the extent not required by law or the terms of the related Mortgage Loan documents to be paid to the related borrower, interest earned on escrow funds held by the Master Servicer may also be retained thereby.

        If a borrower voluntarily prepays a Mortgage Loan in whole or in part during any Collection Period on a date that is prior to its Due Date in such Collection Period, then the amount of interest (net of related Master Servicing Fees and without regard to any Prepayment Premium) that will generally be collected on the amount of and in connection with such principal prepayment will be less (such shortfall, a "Prepayment Interest Shortfall") than a full month's interest (net of related Master Servicing Fees and without regard to any Prepayment Premium) thereon. If such a principal prepayment occurs during any Collection Period after the Due Date for such Mortgage Loan in such Collection Period, then the amount of interest (net of related Master Servicing Fees and exclusive of any Prepayment Premium) that will be payable on the amount of and in connection with such principal prepayment will exceed (such excess, to the extent collected, a "Prepayment Interest Excess") a full month's interest (net of related Master Servicing Fees and exclusive of any Prepayment Premium) thereon. Any Prepayment Interest Excesses collected will be paid to the Master Servicer as additional servicing compensation. However, with respect to each Distribution Date, the Master Servicer will be required to deposit into the Certificate Account (such deposit, a "Compensating Interest Payment"), without any right of reimbursement therefor, an amount equal to the lesser of (i) its servicing compensation for the related Collection Period, including any Prepayment Interest Excesses received during such Collection Period, and (ii) the aggregate of any Prepayment Interest Shortfalls experienced during the related Collection Period. Compensating Interest Payments will not cover interest shortfalls that result from the liquidation of any defaulted Mortgage Loan or REO Property during any Collection Period prior to the related Due Date therein, and Prepayment Interest Excesses will not include any excess interest that results from the liquidation of any defaulted Mortgage Loan or REO Property during any Collection Period after the related Due Date herein. To the extent that (a) the aggregate of any Prepayment Interest Shortfalls incurred during any Collection Period exceeds (b) any Compensating Interest Payment made by the Master Servicer with respect to the following Distribution Date, such excess (the "Net Aggregate Prepayment Interest Shortfall" for such Distribution Date) will be allocable in respect of the Offered Certificates as and to the extent described under "DESCRIPTION OF THE CERTIFICATES--Distributions--Interest Distribution Amount" herein.

        The principal compensation to be paid to the Special Servicer in respect of its special servicing activities will be the Special Servicing Fee (together with the Master Servicing Fee, the "Servicing Fees") and, under the circumstances described herein, Modification Fees and Resolution Fees. As is the case with the Master Servicing Fee, but only as to Specially Serviced Mortgage Loans and Mortgage Loans as to which the related Mortgaged Property has become an REO Property, the "Special Servicing Fee" will accrue at a rate (the "Special Servicing Fee Rate") equal to 0.350% per annum and will be computed on the basis of the same principal amount and for the same period respecting which any related interest payment on the related Mortgage Loan is computed. In contrast to Master Servicing Fees, however, Special Servicing Fees will be payable monthly from general collections on all the Mortgage Loans. The Special Servicing Fee with respect to any Specially Serviced Mortgage Loan will cease to accrue if such loan becomes a Corrected Mortgage Loan. The Special Servicer will be entitled to a "Modification Fee" with respect to each Corrected Mortgage Loan (other than a Corrected Mortgage Loan that previously has become a Corrected Mortgage Loan two or more times) if, during the time the Mortgage Loan was most recently a Specially Serviced Mortgage Loan: (i) the stated maturity thereof was extended, (ii) the amount of the Monthly Payment payable with respect thereto was reduced for a period in excess of 12 consecutive months following the date it became a Corrected Mortgage Loan, or (iii) any amount of scheduled principal or interest thereunder was forgiven following the Special Servicer's good faith negotiations with the related borrower, in any event in connection with and in furtherance of its becoming a Corrected Mortgage Loan. The Modification Fee will equal 0.50% (or, if there was solely an extension of the stated maturity of such Mortgage Loan, 0.25%) of the principal balance of the Mortgage Loan at the time it became a Corrected Mortgage Loan, less the amount of any modification fees collected by the Special Servicer from the related borrower. The Special Servicer will be entitled to a "Resolution Fee" if it liquidates any Specially Serviced Trust Fund Asset (other than by way of the sale thereof to the Master Servicer, the Mortgage Loan Seller, the Depositor, the Majority Subordinate Holder (as defined herein) or the holders of REMIC Residual Certificates or the purchase thereof by the Special Servicer). The Resolution Fee will equal 1.0% of the related net liquidation proceeds if such liquidation occurs within twelve
(12) months of the date on which the related Mortgage Loan became a Specially Serviced Mortgage Loan, and shall equal 0.75% of the related net liquidation proceeds if such liquidation occurs thereafter. Any such Modification Fee or Resolution Fee to which the Special Servicer shall become entitled will be payable to the Special Servicer from general collections on deposit in the Certificate Account. As additional servicing compensation, the Special Servicer will be entitled to retain all modification fees, late payment charges and NSF check charges received on or with respect to the Specially Serviced Mortgage Loans. In addition, the Special Servicer will be entitled to receive any fee paid by the related borrower in connection with the assumption of any Specially Serviced Mortgage Loan, up to the lesser of (a) 1.0% of the outstanding principal balance of such Specially Serviced Mortgage Loan and (b) $75,000. Any additional assumption fees collected in respect of any Specially Serviced Mortgage Loan will be paid to the holders of the REMIC Residual Certificates. In addition, the Special Servicer is authorized to invest or direct the investment of funds held in those accounts maintained by it constituting part of the Certificate Account, in certain short-term United States government securities and other investment grade obligations. The Special Servicer will be entitled to retain any interest or other income earned on such funds, but shall be required to cover any losses from its own funds without any right to reimbursement.

        The Master Servicer and the Special Servicer will, in general, each be required to pay all ordinary expenses incurred by it in connection with its servicing activities under the Pooling and Servicing Agreement, including the fees of any subservicers retained by it, and will not be entitled to reimbursement therefor except as expressly provided in the Pooling and Servicing Agreement. However, each of the Master Servicer and the Special Servicer will be permitted to pay certain of such expenses (including certain expenses incurred as a result of a Mortgage Loan default) directly out of the Certificate Account and at times without regard to the relationship between the expense and the funds from which it is being paid. See "DESCRIPTION OF THE CERTIFICATES-- Distributions" herein and "DESCRIPTION OF THE AGREEMENTS--Certificate Account" and "--Retained Interest; Servicing Compensation and Payment of Expenses" in the Prospectus. In addition, as and to the extent described herein under "DESCRIPTION OF THE CERTIFICATES--P&I Advances," the Master Servicer will be entitled to receive interest, at the Reimbursement Rate, on any P&I Advances made by it, and each of the Master Servicer and the Special Servicer will be entitled to receive interest, at the Reimbursement Rate, on any reimbursable servicing expenses incurred by it. Such interest will be paid, contemporaneously with the reimbursement of the related P&I Advance or servicing expense, from general collections on the Mortgage Loans then on deposit in the Certificate Account.

THE OPERATING ADVISER

        Election of the Operating Adviser. The holder or holders of Certificates representing a majority of the Voting Rights allocated to the Controlling Class will be entitled to elect an adviser (the "Operating Adviser") from whom the Special Servicer will seek advice and approval and take direction as described below. Upon (i) the receipt by the Trustee of written requests for an election of an Operating Adviser from the holders of Certificates representing more than 50% of the Voting Rights allocated to the then Controlling Class, (ii) the resignation or removal of the person acting as Operating Adviser or (iii) a determination by the Trustee that the Controlling Class has changed, an election of an Operating Adviser will be held commencing as soon as practicable thereafter. The Operating Adviser may be removed at any time by the written vote of holders of Certificates representing more than 50% of the Voting Rights allocated to the then Controlling Class. Prior to the election of the initial Operating Adviser, and in the event that an Operating Adviser shall have resigned or been removed and a successor Operating Adviser shall not have been elected, there shall be no Operating Adviser; and, notwithstanding anything to the contrary described herein, the Special Servicer shall not have any right or obligation to consult with or to seek and/or obtain approval or direction from an Operating Adviser prior to acting, and the provisions of the Pooling and Servicing Agreement relating thereto or requiring such shall be of no effect, in any event during any such period that there is no Operating Adviser.

        The "Controlling Class" will be, as of any date of determination, the Class of Principal Balance Certificates with the latest alphabetical Class designation that has a then Certificate Balance (net of any Uncovered Portion thereof) at least equal to 25% of the initial Certificate Balance of such Class of Principal Balance Certificates as of the Closing Date; provided that if no Class of Principal Balance Certificates has a Certificate Balance (net of any Uncovered Portion thereof) as of such date of determination that is at least equal to 25% of the initial Certificate Balance thereof as of the Closing Date, the then "Controlling Class" will be the Class of Principal Balance Certificates with the latest alphabetical Class designation. For purposes of the foregoing, the Class A-1 and Class A-2 Certificates will be treated as a single Class and, if appropriate, will collectively constitute the Controlling Class.

        If, at any time, the aggregate Assigned Asset Value of the Mortgage Pool is less than the aggregate Certificate Balance of the Principal Balance Certificates, such deficit will be allocated among the respective Classes of Principal Balance Certificates, in reverse alphabetical order of the letter portions of their Class designations (with any such allocation to the Class A-1 and Class A-2 Certificates being made on a pro rata basis), in each case, to the extent of the Certificate Balance of such Class of Certificates. Such allocation will not reduce the Certificate Balance of any Class of Principal Balance Certificates and is intended solely to identify the portion (the "Uncovered Portion") of the Certificate Balance of each such Class for which there is at such time no corresponding aggregate Assigned Asset Value of the Mortgage Pool.

        The "Assigned Asset Value" of any Mortgage Loan (including any Mortgage Loan as to which the related Mortgaged Property is an REO Property) will be, as of any date of determination, the then Stated Principal Balance of such Mortgage Loan reduced by any related Appraisal Reduction Amount (as defined herein).

        Duties of the Operating Adviser. The Operating Adviser will be entitled to advise the Special Servicer with respect to the following actions of the Special Servicer. Except as otherwise described herein, the Special Servicer will not be permitted to take any of the following actions as to which the Operating Adviser has objected in writing within ten days of its receiving from the Special Servicer written notice thereof and sufficient information to make an informed decision (provided that if such written objection has not been received by the Special Servicer within such ten-day period, then the Operating Adviser's approval will be deemed to have been given):

        (i) the initiation or consummation of foreclosure upon or comparable conversion (which may include acquisition of an REO Property) of the ownership of any Mortgaged Property securing any Specially Serviced Mortgage Loan that comes into and continues in default; provided that if immediate initiation of foreclosure proceedings is necessary to preserve or protect the Mortgaged Property or income therefrom, the Special Servicer may initiate such proceedings and notify the Operating Adviser thereof within 72 hours thereafter; and provided further that, with respect to any Specially Serviced Mortgage Loan which has been the subject of an OA Extension (as defined below), the Operating Adviser will no longer be entitled to approve or object to the actions set forth in this clause (i) with respect to such Specially Serviced Mortgage Loan after the termination of the related OA Extension Period;

        (ii) any modification, amendment or waiver of, or with respect to, any Specially Serviced Mortgage Loan other than a modification consisting of the extension of the original maturity date of a Specially Serviced Mortgage Loan for twelve months or less; provided that, with respect to any Specially Serviced Mortgage Loan which has been the subject of an OA Extension, the Operating Adviser will no longer be entitled to approve or object to the actions set forth in this clause (ii) with respect to such Specially Serviced Mortgage Loan after the termination of the related OA Extension Period;

        (iii) any acceptance of a discounted payoff of a Specially Serviced Mortgage Loan; and

        (iv) any proposed sale of a Specially Serviced Mortgage Loan or REO Property (other than in connection with the termination of the Trust Fund as described under "DESCRIPTION OF THE CERTIFICATES-Termination" herein and certain other limited sales); provided that, with respect to any Specially Serviced Mortgage Loan which has been the subject of an OA Extension, the Operating Adviser will no longer be entitled to approve or object to the actions set forth in this clause (iv) with respect to such Specially Serviced Mortgage Loan after the termination of the related OA Extension Period.

        Notwithstanding the foregoing, if the Operating Adviser rejects the recommendations of the Special Servicer with respect to clause (iii) above, an independent third party arbitrator will be selected by the Trustee in accordance with the terms of the Pooling and Servicing Agreement (at the expense of the Controlling Class) within seven days of receipt by the Trustee of a written notice of such rejection from the Special Servicer. The Special Servicer will be required to prepare and/or deliver to the Trustee, and the Trustee will be required to deliver to the arbitrator, a present value analysis and any other relevant information within five days of the selection of such arbitrator by the Trustee. The arbitrator will be instructed to determine whether the proposed action of the Special Servicer is in the best economic interests of the Trust Fund based upon the maximization of net present value. In addition, the arbitrator will be instructed to (i) select a course of action based solely upon the recommendations provided by the Operating Adviser and the Special Servicer (rather than on an alternative recommendation provided by itself), and (ii) provide a decision within five business days of receipt of the analyses. Pending a decision of the independent arbitrator, the Special Servicer may not take the action in question.

        As used herein, "OA Extension" means an extension of the maturity date of a Mortgage Loan, where, but for the direction of the Operating Adviser, the Special Servicer would not have agreed to such extension. With respect to any OA Extension, the "OA Extension Period" is the three-year period of time from and after the date of such OA Extension.

        No direction of the Operating Adviser may (a) require or cause the Special Servicer to violate the terms of any Mortgage Loan, applicable law or any provision of the Pooling and Servicing Agreement, including the Special Servicer's obligation to act in accordance with the servicing standard set forth under "-General" above and to maintain the REMIC status of each pool of assets designated as a REMIC pursuant to the Pooling and Servicing Agreement, or (b) result in the imposition of a "prohibited transaction" or "prohibited contribution" tax on any portion of the Trust Fund under Sections 860A through 860G (the "REMIC Provisions") of the Code, or (c) expose the Master Servicer, the Special Servicer, the Depositor, the Fiscal Agent or the Trustee, or their officers, directors, employees, agents or partners, or the Trust Fund to any claim, suit or liability, or (d) materially expand the scope of the Special Servicer's responsibilities under the Pooling and Servicing Agreement.

        Limitation on Liability of Operating Adviser. The Operating Adviser will be acting solely as a representative of the interests of the Class of Certificateholders that has elected the Operating Adviser, and will have no liability to the Trust Fund or the Certificateholders for any action taken, or for refraining from the taking of any action, in good faith pursuant to the Pooling and Servicing Agreement, or for errors in judgment; provided that the Operating Adviser will not be protected against any liability which would otherwise be imposed by reason of willful misfeasance, bad faith or negligence in the performance of duties or by reason of reckless disregard of obligations or duties. By its acceptance of a Certificate, each Certificateholder confirms its understanding that the Operating Adviser may take actions that favor the interests of one or more Classes of the Certificates over other Classes of the Certificates, and that the Operating Adviser may have special relationships and interests that conflict with those of holders of some Classes of the Certificates and, absent willful misfeasance, bad faith, negligence or reckless disregard of obligations on the part of the Operating Adviser, agrees to take no action against the Operating Adviser or any of its officers, directors, employees, principals or agents as a result of such a special relationship or conflict.

        Limitation on Liability of the Master Servicer and the Special Servicer. The Master Servicer and the Special Servicer will be entitled to the same limitations on liability when acting in accordance with a direction or approval or refraining from acting in accordance with a direction or objection of the Operating Adviser as it would if such direction, approval or objection, as the case may be, were an express term of the Pooling and Servicing Agreement. See "DESCRIPTION OF THE AGREEMENTS-Certain Matters Regarding a Master Servicer and the Depositor" in the Prospectus.

        Compensation  of  the  Operating  Adviser.  The  Pooling  and  Servicing
Agreement will not provide for any compensation to be paid to the Operating Adviser out of the Trust Fund.

THE EXTENSION ADVISER

        Election of the Extension Adviser. The holder or holders of Principal Balance Certificates with an aggregate principal balance equal to more than 50% of the aggregate Certificate Balance of all the Principal Balance Certificates (exclusive of the Controlling Class and any Class or Classes of Principal Balance Certificates subordinate to the Controlling Class) will be entitled to elect an adviser (the "Extension Adviser") from whom the Special Servicer will seek approval as described below. Upon (i) the receipt by the Trustee of written requests for an election of an Extension Adviser from the holders of Certificates representing more than 50% of the aggregate Certificate Balance of the Principal Balance Certificates (exclusive of the Controlling Class and any Class or Classes of Principal Balance Certificates subordinate to the Controlling Class), or (ii) the resignation or removal of the person acting as Extension Adviser, an election of an Extension Adviser will be held commencing as soon as practicable thereafter. The Extension Adviser may be removed at any time by the written vote of holders of Certificates representing more than 50% of the aggregate Certificate Balance of the Principal Balance Certificates (exclusive of the Controlling Class and any Class or Classes of Principal Balance Certificates subordinate to the Controlling Class). Prior to the election of the initial Extension Adviser, and in the event that an Extension Adviser shall have resigned or been removed and a successor Extension Adviser shall not have been elected, the Operating Adviser will serve as Extension Adviser and, if there is no Operating Adviser to serve in such capacity, there shall be no Extension Adviser; and, notwithstanding anything to the contrary described herein, the Special Servicer shall not have any right or obligation to consult with or to seek and/or obtain approval or direction from an Extension Adviser prior to acting, and the provisions of the Pooling and Servicing Agreement relating thereto or requiring such shall be of no effect, in any event during any such period that there is no Extension Adviser.

         Duties of the Extension Adviser. The Special Servicer will not be permitted to grant any extension of the maturity of a Specially Serviced Mortgage Loan beyond the third anniversary of such loan's stated maturity date if the Extension Adviser has objected to such action in writing within ten days of its receiving from the Special Servicer written notice thereof and sufficient information to make an informed decision (provided that if such written objection has not been received by the Special Servicer within such ten-day period, then the Extension Adviser's approval will be deemed to have been given). In addition, the Extension Adviser will confirm to its reasonable satisfaction that all conditions precedent to granting any such extension have been satisfied. "See "--Modifications, Waivers and Amendments" below.

        Limitation on Liability of Extension Adviser. The Extension Adviser will be acting solely as representative of the interests of the Certificateholders that elected the Extension Adviser, and will have no liability to the Trust Fund or the Certificateholders for any action taken, or for refraining from the taking of any action, in good faith pursuant to the Pooling and Servicing Agreement, or for errors in judgment; provided that the Extension Adviser will not be protected against any liability which would otherwise be imposed by reason of willful misfeasance, bad faith or negligence in the performance of duties or by reason of reckless disregard of obligations or duties. By its acceptance of a Certificate, each Certificateholder confirms its understanding that the Extension Adviser may take actions that favor the interests of one or more Classes of the Certificates over other Classes of the Certificates, and that the Extension Adviser may have special relationships and interests that conflict with those of holders of some Classes of the Certificates and, absent willful misfeasance, bad faith, negligence or reckless disregard of obligations on the part of the Extension Adviser, agrees to take no action against the Extension Adviser or any of its officers, directors, employees, principals or agents as a result of such a special relationship or conflict.

        Limitation on Liability of the Master Servicer and the Special Servicer. The Master Servicer and the Special Servicer will be entitled to the same limitations on liability when acting in accordance with a direction or approval or refraining from acting in accordance with a direction or objection of the Extension Adviser as it would if such direction, approval or objection, as the case may be, were an express term of the Pooling and Servicing Agreement. See "DESCRIPTION OF THE AGREEMENTS-Certain Matters Regarding a Master Servicer and the Depositor" in the Prospectus.

        Compensation  of  the  Extension  Adviser.  The  Pooling  and  Servicing
Agreement will not provide for any compensation to be paid to the Extension Adviser out of the Trust Fund.

MODIFICATIONS, WAIVERS AND AMENDMENTS

        The Pooling and Servicing Agreement will permit the Master Servicer or the Special Servicer, as applicable, subject to any right of the Operating Adviser or the Extension Adviser to object to actions of the Special Servicer in this regard, to modify, waive or amend any term of any Mortgage Loan if (a) it determines, in accordance with the servicing standard described under "--General" above, that it is appropriate to do so, (b) such modification, waiver or amendment will not result in a significant modification under the REMIC Provisions of the Code and (c) such modification, waiver or amendment will not (i) affect the amount or timing of any scheduled payments of principal, interest or other amount (excluding late payment charges, penalty interest and any amounts payable to it as additional servicing compensation) payable under the Mortgage Loan, (ii) except as expressly provided by the related Mortgage or in connection with a material adverse environmental condition at the related Mortgaged Property, result in a release of the lien of the related Mortgage on any material portion of such Mortgaged Property without a corresponding principal prepayment or (iii) in its judgment, materially impair the security for the Mortgage Loan or reduce the likelihood of timely payment of amounts due thereon; provided, however, that with respect to any Specially Serviced Mortgage Loan, the Special Servicer may, in accordance with the servicing standard described under "--General" above, but subject to the next sentence and any right of the Operating Adviser or the Extension Adviser to object thereto, modify any term of such Mortgage Loan if (x) the related borrower is in default with respect to the Mortgage Loan or, in the judgment of the Special Servicer, such default is reasonably foreseeable, (y) in the sole, good faith judgment of the Special Servicer, such modification would increase the recovery to Certificateholders on a present value basis, and (z) such modification, waiver or amendment does not result in a tax imposed on the Trust Fund or cause any REMIC created pursuant to the Pooling and Servicing Agreement to fail to qualify as a REMIC at any time the Certificates are outstanding. Notwithstanding the foregoing, neither the Master Servicer nor the Special Servicer may extend the maturity of any Mortgage Loan beyond the date two years prior to the Rated Final Distribution Date.

        Copies of each agreement whereby any such modification, waiver or amendment of any term of any Mortgage Loan is effected are required to be available for review during normal business hours at the offices of the Trustee or the Custodian. See "DESCRIPTION OF THE CERTIFICATES--Reports to Certificateholders; Available Information" herein.

MAINTENANCE OF HAZARD AND OTHER INSURANCE

        The Pooling and Servicing Agreement will require the Master Servicer or Special Servicer, as applicable, to use reasonable efforts to cause the mortgagor on each Mortgage Loan to maintain insurance policies with respect to the related Mortgaged Property providing for such coverage as is required under the related Mortgage or, if any Mortgage permits the holder thereof to dictate to the mortgagor the insurance coverage to be maintained on the related Mortgaged Property, then such coverage as is consistent with the servicing standard described under "--General" above. If and to the extent that a Mortgage so permits, the Master Servicer or Special Servicer, as applicable, is to cause the mortgagor to obtain the required insurance coverage from Qualified Insurers (as defined below). If any mortgagor fails to maintain such insurance, then the Master Servicer is required, to the extent that the Trustee as mortgagee has an insurable interest, to cause the foregoing insurance to be maintained. The Pooling and Servicing Agreement also requires that the Special Servicer cause to be maintained for each REO Property no less insurance coverage (from a Qualified Insurer) than was previously required of the related mortgagor (to the extent such insurance coverage is available at commercially reasonable rates). See "DESCRIPTION OF THE AGREEMENTS--Hazard Insurance Policies" in the Prospectus.

        For purposes of the foregoing, a "Qualified Insurer" is, generally, an insurance company qualified to write the related insurance policy in the relevant jurisdiction and that has a claims paying ability rated at least "A:IX" by A.M. Best's Key Rating Guide and at least "A" by each of Standard & Poor's and, if rated thereby, Fitch (or, in the case of either Rating Agency, such other rating as has been confirmed in writing by such Rating Agency will not result in a downgrade, qualification or withdrawal of the then current rating assigned to any Class of the Certificates by such Rating Agency).

SALE OF DEFAULTED MORTGAGE LOANS AND REO PROPERTIES

        The Special Servicer may, with the approval or deemed approval of the Operating Adviser when such is required, and is required, at the direction of the Operating Adviser under the circumstances described herein, to sell, in accordance with the terms of the Pooling and Servicing Agreement, any defaulted Mortgage Loan, without recourse, or any REO Property to any person (including the Master Servicer, the Special Servicer or any Certificateholder, but excluding the Trustee and its affiliates) for cash, and in any event is to so offer to sell any REO Property no later than the time determined by the Special Servicer to be sufficient to result in the sale of such REO Property on or before the date specified under "--REO Properties" below. Subject to the approval or deemed approval of the Operating Adviser when such is required, the Special Servicer will accept the highest cash bid received from any person, so long as such bid is a fair price and, subject to the objection of the Operating Adviser under the circumstances described herein, accepting a lower bid would not in the judgment of the Special Servicer be in the best interests of the Certificateholders. See " -The Operating Adviser- Duties of the Operating Adviser" above.

        The Trustee is under no obligation to solicit any such bid. The Depositor, its affiliates or any other person (other than the Trustee and its affiliates) may make any such bid for a defaulted Mortgage Loan or REO Property.

        Each of the Master Servicer, the Special Servicer and any single holder of Certificates representing more than 50% of the Voting Rights allocated to the Controlling Class (the "Majority Subordinate Holder") will be entitled, without the consent of, and without regard to any objection by, the Operating Adviser, prior to such Mortgage Loan being offered to any third parties, to purchase a defaulted Mortgage Loan at a price equal to the unpaid principal balance thereof, together with accrued and unpaid interest thereon (at the related Mortgage Rate) through the Due Date in the Collection Period of purchase and all related reimbursable servicing expenses.

REO PROPERTIES

        If title to any Mortgaged Property is acquired by the Special Servicer on behalf of the Certificateholders, the Special Servicer, on behalf of such holders, will be required, after consultation with the Operating Adviser when such is required, to sell the property within two years of acquisition, unless
(i) the Internal Revenue Service grants an extension of time to sell such property (an "REO Extension") or (ii) the Special Servicer obtains an opinion of counsel generally to the effect that the holding of the property for more than two years after its acquisition will not result in the imposition of a tax on the Trust Fund or cause any REMIC created pursuant to the Pooling and Servicing Agreement to fail to qualify as a REMIC under the Code. Costs incurred by the Special Servicer in obtaining any such extension of time or opinion of counsel will be expenses of the Trust Fund.

        In general, the Special Servicer will be obligated to operate and manage any Mortgaged Property acquired as REO Property in a manner that would, to the extent commercially feasible, maximize the Trust Fund's net after-tax proceeds from such property. After the Special Servicer reviews the operation of such property and consults with the Trustee to determine the Trustee's federal income tax reporting position with respect to the income it is anticipated that the Trust Fund would derive from such property, the Special Servicer could determine (particularly in the case of an REO Property that is a hotel) that it would not be commercially feasible to manage and operate such property in a manner that would avoid the imposition of a tax on "net income from foreclosure property," within the meaning of Section 857(b)(4)(B) of the Code or a tax on "prohibited transactions" under Section 860F of the Code (either such tax referred to herein as an "REO Tax"). To the extent that income the Trust Fund receives from an REO Property is subject to a tax on (i) "net income from foreclosure property," such income would be subject to federal tax at the highest marginal corporate tax rate (currently 35%), or (ii) "prohibited transactions," such income would be subject to federal tax at a 100% rate. The determination as to whether income from an REO Property would be subject to an REO Tax will depend on the specific facts and circumstances relating to the management and operation of each REO Property. Generally, income from an REO Property that is directly operated by the Special Servicer would be apportioned and classified as "service" or "non-service" income. The "service" portion of such income could be subject to federal tax either at the highest marginal corporate tax rate or at the 100% rate on "prohibited transactions," and the "non-service" portion of such income could be subject to federal tax at the highest marginal corporate tax rate or, although it appears unlikely, at the 100% rate applicable to "prohibited transactions." Any such REO Tax imposed on the Trust Fund's income from an REO Property would be an expense of the Trust Fund and would reduce the amount available for distribution to Certificateholders. Certificateholders are advised to consult their tax advisors regarding the possible imposition of REO Taxes in connection with the operation of commercial REO Properties by REMICs. See "FEDERAL INCOME TAX CONSEQUENCES" herein and in the Prospectus.

        The Special Servicer may retain an independent contractor to operate and manage any REO Property; however, the retention of an independent contractor will not relieve the Special Servicer of its obligations with respect to such REO Property.

INSPECTIONS; COLLECTION OF OPERATING INFORMATION

        The Special Servicer will be required to perform a physical inspection of a Mortgaged Property as soon as practicable after the related Mortgage Loan becomes a Specially Serviced Mortgage Loan. In addition, the Master Servicer will be required to inspect each Mortgaged Property (other than a Mortgaged Property securing a Specially Serviced Mortgage Loan) at least once per calendar year if, in a given calendar year, the Special Servicer has not already done so, unless each of the Rating Agencies has confirmed in writing that a less frequent period between inspections shall not result, in and of itself, in a downgrading, withdrawal or qualification of the rating then assigned by such Rating Agency to any Class of the Certificates. The Master Servicer and Special Servicer will each be required to prepare a written report of each such inspection performed by it that describes the condition of the Mortgaged Property and that specifies the existence with respect thereto of any sale, transfer or abandonment or any material change in its condition or value.

        The Master Servicer or the Special Servicer, as applicable, is also required to use reasonable efforts to collect from the related borrower and review the quarterly and annual operating statements of each Mortgaged Property and to cause quarterly and annual operating statements to be prepared for each REO Property. However, certain of the Mortgage Loans do not provide for the borrower to deliver quarterly operating statements. Furthermore, there can be no assurance that any operating statements required to be delivered will in fact be delivered, and neither the Master Servicer nor the Special Servicer is likely to have any practical means of compelling such delivery.

        Copies of the inspection reports and, to the extent collected, the operating statements referred to above are required to be available for review by Certificateholders during normal business hours at the offices of the Trustee, unless the terms of the related Mortgage Loan documents or applicable law prohibits the disclosure of such information. In addition, access to such information may be subject to reasonable rules and regulations adopted by the Trustee, the Master Servicer or the Special Servicer (which may include the requirement that an agreement governing the disclosure of such information be executed to the extent the Trustee, the Master Servicer or the Special Servicer deems such action to be necessary or appropriate). See "DESCRIPTION OF THE CERTIFICATES--Reports to Certificateholders; Available Information" herein.

                         DESCRIPTION OF THE CERTIFICATES

GENERAL

        The Depositor's Mortgage Pass-Through Certificates, Series 1996-C1 (the "Certificates") will be issued pursuant to a Pooling and Servicing Agreement, to be dated as of the Cut-off Date, among the Depositor, the Master Servicer, the Special Servicer, the Fiscal Agent and the Trustee (the "Pooling and Servicing Agreement"). The Certificates will represent in the aggregate the entire beneficial ownership interest in a trust fund (the "Trust Fund") consisting primarily of: (i) the Mortgage Loans and all payments and other collections in respect of the Mortgage Loans received or applicable to periods after the Cut-off Date (exclusive of payments of principal and interest due on or before the Cut-off Date); (ii) any REO Property acquired on behalf of the Trust Fund;
(iii) such funds or assets as from time to time are deposited in the Certificate Account (see "DESCRIPTION OF THE AGREEMENTS--Certificate Account" in the Prospectus); and (iv) certain rights of the Depositor under the Mortgage Loan Purchase Agreement relating to Mortgage Loan document delivery requirements and the representations and warranties of the Mortgage Loan Seller regarding the Mortgage Loans.

        The Certificates will consist of twelve classes (each, a "Class") to be designated as: (i) the Class A-1 Certificates and the Class A-2 Certificates (collectively, the "Class A Certificates"); (ii) the Class IO Certificates (collectively with the Class A Certificates, the "Senior Certificates"); (iii) the Class B Certificates, the Class C Certificates, the Class D Certificates, the Class E Certificates, the Class F Certificates and the Class G Certificates (collectively with the Senior Certificates, the "REMIC Regular Certificates"); and (iv) the Class R-I Certificates, the Class R-II Certificates and the Class R-III Certificates (collectively, the "REMIC Residual Certificates" and, collectively with the Class B, Class C, Class D, Class E, Class F and Class G Certificates, the "Subordinate Certificates").

        Only the Class A-1, Class A-2, Class B, Class C and Class D Certificates (collectively, the "Offered Certificates") are offered hereby. The Class IO, Class E, Class F, Class G, Class R-I, Class R-II and Class R-III Certificates (collectively, the "Private Certificates") have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), and are not offered hereby. Accordingly, information herein regarding the terms of the Private Certificates is provided solely because of its potential relevance to a prospective purchaser of an Offered Certificate.

REGISTRATION AND DENOMINATIONS

        The Offered Certificates will be issued in book-entry format through the facilities of The Depository Trust Company ("DTC"). Each Class of Offered Certificates will be issued in denominations of not less than $100,000 initial principal amount and in integral multiples of $1 in excess thereof.

        Each Class of Offered Certificates will initially be represented by one or more global Certificates registered in the name of the nominee of DTC. The Depositor has been informed by DTC that DTC's nominee will be Cede & Co. No beneficial owner of an Offered Certificate (each, a "Certificate Owner") will be entitled to receive a fully registered, certificated form of such Certificate (a "Definitive Certificate"), except under the limited circumstances described in the Prospectus under "DESCRIPTION OF THE CERTIFICATES--Book-Entry Registration and Definitive Certificates." Unless and until Definitive Certificates are issued in respect of a Class of Offered Certificates, beneficial ownership interests in such Class will be recorded and transferred on the book-entry records of DTC and its participating organizations (the "Participants"), and all references to actions by holders of a Class of Offered Certificates will refer to actions taken by DTC upon instructions received from the related Certificate Owners through the Participants in accordance with DTC procedures, and all references herein to payments, notices, reports and statements to the holders of a Class of Offered Certificates will refer to payments, notices, reports and statements to DTC or Cede & Co., as the registered holder thereof, for distribution to the related Certificate Owners through the Participants in accordance with DTC procedures. The form of such payments and transfers may result in certain delays in receipt of payments by an investor and may restrict an investor's ability to pledge its securities. None of the Depositor, the Master Servicer, the Special Servicer, the Fiscal Agent or the

Trustee or any of their respective affiliates will have any liability for any actions taken by DTC or its nominee, including, without limitation, with respect to payments made on account of beneficial ownership interests in Offered
Certificates held by Cede & Co., as nominee for DTC, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests. See "DESCRIPTION OF THE CERTIFICATES--Book-Entry Registration and
Definitive Certificates" and "RISK FACTORS--Book-Entry Registration" in the Prospectus.

        Transfers between Participants will occur in accordance with the rules, regulations and procedures creating and affecting DTC and its operations ("DTC Rules") and will be settled in same-day funds.

CERTIFICATE BALANCES AND NOTIONAL AMOUNTS

        Upon initial issuance, the Class A-1, Class A-2, Class B, Class C and Class D Certificates will have the respective Certificate Balances set forth in the following table, in each case subject to a variance of plus or minus 5%.

                                                           INITIAL           APPROXIMATE
                CLASS OF CERTIFICATES                 CERTIFICATE BALANCE    PERCENTAGE OF
                ---------------------                 ------------------- INITIAL POOL BALANCE
                                                                          --------------------
Class A-1 Certificates...............................  $50,000,000               23.58%
Class A-2 Certificates...............................  $81,468,000               38.42%
Class B Certificates.................................  $14,843,000                7.00%
Class C Certificates.................................  $14,843,000                7.00%
Class D Certificates.................................  $ 9,542,000                4.50%
                                                       ------------              ------
  Total                                                $170,696,000              80.50%
                                                       ============              =====


        Upon initial issuance, the Class E, Class F and Class G Certificates (collectively with the Offered Certificates, the "Principal Balance
Certificates") will have, subject to a variance of plus or minus 5%, an aggregate Certificate Balance of $41,349,634, which represents the remaining portion of the Initial Pool Balance.

        The "Certificate Balance" of any Class of Principal Balance Certificates outstanding at any time represents the maximum amount that the holders thereof are entitled to receive as distributions allocable to principal from the cash flow on the Mortgage Loans and the other assets in the Trust Fund. The Certificate Balance of each Class of Principal Balance Certificates will be reduced on each Distribution Date by any distributions of principal actually made on such Class of Certificates on such Distribution Date and, further, by any Realized Losses and Additional Trust Fund Expenses deemed allocated to such Class of Certificates on such Distribution Date. See "--Distributions" and "--Subordination; Allocation of Losses and Certain Expenses" below.

        The Class IO Certificates will not have a Certificate Balance and will not entitle the holders thereof to distributions of principal; instead, such Certificates will represent the right to receive distributions of interest accrued as described herein on a hypothetical or notional principal amount (the "Class IO Notional Amount") equal to the aggregate of the following five components (each, a "Component"): (a) the Certificate Balance of the Class A-1 Certificates outstanding from time to time ("Component A-1" of the Class IO Notional Amount); (b) the Certificate Balance of the Class A-2 Certificates outstanding from time to time ("Component A-2" of the Class IO Notional Amount);
(c) the Certificate Balance of the Class B Certificates outstanding from time to time ("Component B" of the Class IO Notional Amount); (d) the Certificate Balance of the Class C Certificates outstanding from time to time ("Component C" of the Class IO Notional Amount); and (e) the Certificate Balance of the Class D Certificates outstanding from time to time ("Component D" of the Class IO Notional Amount).

        The REMIC Residual Certificates will not have Certificate Balances or accrue interest on a notional principal amount or otherwise. Such Certificates will represent the right to receive certain limited amounts not otherwise payable in respect of the other Classes of Certificates.

PASS-THROUGH RATES

        The fixed Pass-Through Rates applicable to the respective Classes of Offered Certificates are set forth on the cover page.

        The Pass-Through Rate applicable to the Class IO Certificates for the initial Distribution Date will equal approximately 1.7265% per annum. With respect to each Distribution Date subsequent to the initial Distribution Date, up to and including the Distribution Date in January 2006, the Pass- Through Rate for the Class IO Certificates will be a variable rate equal to the weighted average of the Component A-1 Rate (fixed at 0.5344% per annum), the Component A-2 Rate (a variable rate initially equal to 2.4036% per annum), the Component B Rate (a variable rate initially equal to 2.0572% per annum), the Component C Rate (a variable rate initially equal to 1.8828% per annum) and the Component D Rate (a variable rate initially equal to 1.4349% per annum), each weighted on the basis of the proportion that the amount of the related Component (that is, the Component with the same letter or letter and number designation) outstanding immediately prior to such Distribution Date bears to the entire Class IO Notional Amount outstanding immediately prior to such Distribution Date. Each of the Component A-2 Rate, the Component B Rate, the Component C Rate and the Component D Rate is, as stated above, a variable rate and, with respect to each Distribution Date, will equal the Weighted Average Net Mortgage Rate for such Distribution Date minus (i) the Pass-Through Rate for the Class A-2 Certificates, in the case of the Component A-2 Rate, (ii) the Pass-Through Rate for the Class B Certificates, in the case of the Component B Rate, (iii) the Pass-Through Rate for the Class C Certificates, in the case of the Component C Rate, and (iv) the Pass-Through Rate for the Class D Certificates, in the case of the Component D Rate. With respect to each Distribution Date subsequent to the Distribution Date in January 2006, the Pass-Through Rate applicable to the Class IO Certificates will be 0% per annum.

        The Pass-Through Rate applicable to each of the remaining Classes of REMIC Regular Certificates for each Distribution Date will equal the Weighted Average Net Mortgage Rate for such Distribution Date. The REMIC Residual Certificates will not have specified Pass-Through Rates.

        The "Weighted Average Net Mortgage Rate" for each Distribution Date is the weighted average of the Net Mortgage Rates for the Mortgage Loans as of the commencement of the related Collection Period, weighted on the basis of the respective Stated Principal Balances of such Mortgage Loans outstanding immediately prior to such Distribution Date. The "Net Mortgage Rate" for each Mortgage Loan will generally equal the Mortgage Rate in effect for such Mortgage Loan from time to time, minus 7.25 basis points (i.e., the Master Servicing Fee
Rate); provided that the Net Mortgage Rate for any Mortgage Loan will not reflect any adjustment to its Mortgage Rate following the Cut-off Date in connection with a bankruptcy or similar proceeding involving the related borrower or a modification of such Mortgage Rate agreed to by the Special
Servicer as described herein under "SERVICING OF THE MORTGAGE LOANS-- Modifications, Waivers and Amendments". See "DESCRIPTION OF THE MORTGAGE POOL--Certain Terms and Characteristics of the Mortgage Loans--Mortgage Rates; Calculations of Interest" herein. The "Stated Principal Balance" of each Mortgage Loan outstanding at any time will generally be an amount equal to the Cut-off Date Balance thereof, reduced (to not less than zero) on each Distribution Date by (i) any payments or other collections (or advances in lieu thereof) of principal of such Mortgage Loan that are due or received, as the case may be, during the related Collection Period and are distributed on the Certificates on such Distribution Date and (ii) the principal portion of any Realized Loss incurred in respect of such Mortgage Loan during the related Collection Period.

        The "Collection Period" for each Distribution Date will be the period that begins immediately following the Determination Date in the month preceding the month in which such Distribution Date occurs (or, in the case of the initial Distribution Date, immediately following the Cut-off Date) and ends on and includes the Determination Date in the same month as such Distribution Date. The "Determination Date" will be the 12th day of each month or, if such 12th day is not a business day, the first preceding business day.

DISTRIBUTIONS

        General. Distributions on the Certificates will be made by the Trustee, to the extent of available funds, on the 20th day of each month or, if any such 20th day is not a business day, then on the next succeeding business day, commencing in March 1996 (each, a "Distribution Date"). Except as described below, all distributions to holders of the Offered Certificates will be made by or on behalf of the Trustee to the persons in whose names such Offered Certificates are registered at the close of business on the last business day of the month preceding the month in which the related Distribution Date occurs (the "Record Date"). Such distributions will be made either (i) by check mailed to the address of each such Certificateholder as it appears in the Certificate register or (ii) upon written request to the Trustee at least five business days prior to the relevant Record Date by any holder of Offered Certificates having an aggregate initial principal balance that is at least $5,000,000, by wire transfer in immediately available funds to the account specified in the request. The final distribution on any Certificate (determined without regard to any possible future reimbursement of any Realized Loss or Additional Trust Fund Expense previously deemed allocated to such Certificate) will be made in the same manner, but only upon presentation and surrender of such Certificate at the location that will be specified in a notice of the pendency of such final distribution. Any distribution that is to be made with respect to a Certificate in reimbursement of a Realized Loss or Additional Trust Fund Expense previously deemed allocated thereto, which reimbursement is to occur after the Certificate is surrendered as contemplated by the preceding sentence, will be made by check mailed to the holder that surrendered such Certificate. All distributions made with respect to a Class of Certificates will be allocated pro rata among the outstanding Certificates of such Class based on their respective percentage interests in such Class.

        The Available Distribution Amount. The aggregate amount available for distributions of principal and interest to the Certificateholders on each Distribution Date (the "Available Distribution Amount") will, in general, equal (without duplication) the sum of the following amounts:

               (a) the total amount of all cash received on or in respect of the Mortgage Loans and any REO Properties that is on deposit in the Certificate Account as of the commencement of business on the second business day prior to such Distribution Date, exclusive of any portion thereof that represents one or more of the following:

                      (i) Monthly Payments collected during or prior to the related Collection Period but due on a Due Date subsequent to the end of the related Collection Period,

                      (ii) Prepayment Premiums and assumption fees;

                      (iii) amounts  collected  subsequent  to  the  end  of the related Collection Period;

                      (iv) amounts  that  are  payable  or  reimbursable  to any person other than the Certificateholders; and

                      (v) amounts not required to be deposited therein.

               (b) all P&I Advances made by or on behalf of the Master Servicer, the Trustee and/or the Fiscal Agent with respect to such Distribution Date; and

               (c) any Compensating Interest Payment made by the Master Servicer to cover the aggregate of any Prepayment Interest Shortfalls experienced during the related Collection Period. See "--P&I Advances" and "SERVICING OF THE MORTGAGE LOANS--Servicing and Other Compensation and Payment of Expenses" herein and "DESCRIPTION OF THE AGREEMENTS--Certificate Account" in the Prospectus.

        Any Prepayment Premiums actually collected on the Mortgage Loans will be distributed to Certificateholders separately from the Available Distribution Amount. See "--Distributions--Prepayment Premiums" herein.

        Application of the Available Distribution Amount. On each Distribution Date, the Trustee will (except as otherwise described under "--Termination" below) apply amounts on deposit in the Certificate Account, to the extent of the Available Distribution Amount for such date, for the purposes and in the order of priority set forth below, in each case to the extent of remaining available funds:

               (1) to distributions of interest to the holders of the respective Classes of Senior Certificates, pro rata in accordance with the respective amounts of interest distributable on such Classes of Certificates on such Distribution Date as described in this clause (1), in an amount equal to the Interest Distribution Amount (as defined below) in respect of each such Class of Certificates for such Distribution Date and, to the extent not previously paid, for each prior Distribution Date;

               (2) to distributions of principal to the holders of the Class A-1 Certificates and the holders of the Class A-2 Certificates (allocable as between such Classes of Certificateholders as described below), in an amount (not to exceed the then aggregate outstanding Certificate Balance of such Classes of Certificates) equal to the Principal Distribution Amount (as defined below) for such Distribution Date;

               (3) to distributions to the holders of the Class A-1 Certificates and the holders of the Class A-2 Certificates, pro rata in accordance with the respective amounts reimbursable on such Classes of Certificates on such Distribution Date as described in this clause (3), to reimburse such holders for all Realized Losses and Additional Trust Fund Expenses, if any, previously deemed allocated to each such Class of Certificates and for which no reimbursement has previously been received;

               (4) to distributions of interest to the holders of the Class B Certificates in an amount equal to the Interest Distribution Amount in respect of such Class of Certificates for such Distribution Date and, to the extent not previously paid, for each prior Distribution Date;

               (5) if the Class A-1 and Class A-2 Certificates have been retired, to distributions of principal to the holders of the Class B Certificates in an amount (not to exceed the then outstanding Certificate Balance of such Class of Certificates) equal to the Principal Distribution Amount for such Distribution Date, less any portion thereof distributed in retirement of the Class A-1 and/or Class A-2 Certificates on such Distribution Date;

               (6) to distributions to the holders of the Class B Certificates to reimburse such holders for all Realized Losses and Additional Trust Fund Expenses, if any, previously deemed allocated to such Class of Certificates and for which no reimbursement has previously been received;

               (7) to distributions of interest to the holders of the Class C Certificates in an amount equal to the Interest Distribution Amount in respect of such Class of Certificates for such Distribution Date and, to the extent not previously paid, for each prior Distribution Date;

               (8) if the Class A-1, Class A-2 and Class B Certificates have been retired, to distributions of principal to the holders of the Class C Certificates in an amount (not to exceed the then outstanding Certificate Balance of such Class of Certificates) equal to the Principal Distribution Amount for such Distribution Date, less any portion thereof distributed in retirement of the Class A-1, Class A-2 and/or Class B Certificates on such Distribution Date;

               (9) to distributions to the holders of the Class C Certificates to reimburse such holders for all Realized Losses and Additional Trust Fund Expenses, if any, previously deemed allocated to such Class of Certificates and for which no reimbursement has previously been received;

               (10) to distributions of interest to the holders of the Class D Certificates in an amount equal to the Interest Distribution Amount in respect of such Class of Certificates for such Distribution Date and, to the extent not previously paid, for each prior Distribution Date;

               (11) if the Class A-1, Class A-2, Class B and Class C Certificates have been retired, to distributions of principal to the holders of the Class D Certificates in an amount (not to exceed the then outstanding Certificate Balance of such Class of Certificates) equal to the Principal Distribution Amount for such Distribution Date, less any portion thereof distributed in retirement of the Class A-1, Class A-2, Class B and/or Class C Certificates on such Distribution Date;

               (12) to distributions to the holders of the Class D Certificates to reimburse such holders for all Realized Losses and Additional Trust Fund Expenses, if any, previously deemed allocated to such Class of Certificates and for which no reimbursement has previously been received;

               (13) to distributions of interest to the holders of the Class E Certificates in an amount equal to the Interest Distribution Amount in respect of such Class of Certificates for such Distribution Date and, to the extent not previously paid, for each prior Distribution Date;

               (14) if the Offered Certificates have been retired, to distributions of principal to the holders of the Class E Certificates in an amount (not to exceed the then outstanding Certificate Balance of such Class of Certificates) equal to the Principal Distribution Amount for such Distribution Date, less any portion thereof distributed in retirement of the Offered Certificates on such Distribution Date;

               (15) to distributions to the holders of the Class E Certificates to reimburse such holders for all Realized Losses and Additional Trust Fund Expenses, if any, previously deemed allocated to such Class of Certificates and for which no reimbursement has previously been received;

               (16) to distributions of interest to the holders of the Class F Certificates in an amount equal to the Interest Distribution Amount in respect of such Class of Certificates for such Distribution Date and, to the extent not previously paid, for each prior Distribution Date;

               (17) if the Offered and Class E Certificates have been retired, to distributions of principal to the holders of the Class F Certificates in an amount (not to exceed the then outstanding Certificate Balance of such Class of Certificates) equal to the Principal Distribution Amount for such Distribution Date, less any portion thereof distributed in retirement of the Offered and/or Class E Certificates on such Distribution Date;

               (18) to distributions to the holders of the Class F Certificates to reimburse such holders for all Realized Losses and Additional Trust Fund Expenses, if any, previously deemed allocated to such Class of Certificates and for which no reimbursement has previously been received;

               (19) to distributions of interest to the holders of the Class G Certificates in an amount equal to the Interest Distribution Amount in respect of such Class of Certificates for such Distribution Date and, to the extent not previously paid, for each prior Distribution Date;

               (20) if the other Classes of Principal Balance Certificates have been retired, to distributions of principal to the holders of the Class G Certificates in an amount (not to exceed the then outstanding Certificate Balance of such Class of Certificates) equal to the Principal Distribution Amount for such Distribution Date, less any portion thereof distributed in retirement of any other Class or Classes of Principal Balance Certificates on such Distribution Date;

               (21) to distributions to the holders of the Class G Certificates to reimburse such holders for all Realized Losses and Additional Trust Fund Expenses, if any, previously deemed allocated to such Class of Certificates and for which no reimbursement has previously been received;

               (22)  to  distributions  of  principal  to  the  holders  of  the respective Classes of Principal Balance Certificates, in reverse alphabetical order of the letter portions of their Class designations, commencing with the Class G Certificates, until each such Class has been retired; and

               (23) to distributions to the holders of the REMIC Residual Certificates in an amount equal to the balance, if any, of the Available Distribution Amount remaining after the distributions to be made on such Distribution Date as described in clauses (1) through (22) above.

        On each Distribution Date prior to the earlier of (i) the Class A Principal Distribution Cross-Over Date and (ii) the final Distribution Date in connection with the termination of the Trust Fund, all distributions of principal on the Class A-1 and Class A-2 Certificates will be paid, first, to holders of the Class A-1 Certificates, until the Certificate Balance of such Class of Certificates is reduced to zero, and thereafter, to holders of the Class A-2 Certificates, until the Certificate Balance of such Class of Certificates is reduced to zero. On each Distribution Date on and after the Class A Principal Distribution Cross-Over Date, and in any event on the final Distribution Date in connection with the termination of the Trust Fund, distributions of principal on the Class A-1 and Class A-2 Certificates will be paid to holders of such two Classes of Certificates, pro rata, in accordance with their respective Certificate Balances outstanding immediately prior to such Distribution Date, until the Certificate Balance of each such Class of Certificates is reduced to zero. The "Class A Principal Distribution Cross-Over Date" will be the first Distribution Date as of which the aggregate Certificate Balance of the Class A-1 and Class A-2 Certificates outstanding immediately prior thereto equals or exceeds the sum of (a) the aggregate Stated Principal Balance of the Mortgage Pool that will be outstanding immediately following such Distribution Date, plus (b) the lesser of (i) the Principal Distribution Amount for such Distribution Date and (ii) the portion of the Available Distribution Amount for such Distribution Date that will remain after the distributions of interest to be made on the Senior Certificates on such Distribution Date have been so made.

        Distributions in respect of the Principal Distribution Amount, together with the distributions contemplated by clause (22) above, will constitute the only distributions of principal on the respective Classes of Certificates. With respect to any Distribution Date, the amounts, if any, available for distribution in accordance with clause (22) above ("Excess Cash Flow") would generally be expected to equal the sum of (1) 1/12 of the product of (a) the Certificate Balance of the Class A-1 Certificates outstanding immediately prior to such Distribution Date, multiplied by (b) the difference between (i) the Weighted Average Net Mortgage Rate for such Distribution Date and (ii) the sum of the Pass-Through Rate for the Class A-1 Certificates and the Component A-1 Rate, (2) 1/12 of the product of (x) any excess of the aggregate Stated Principal Balance of the Mortgage Pool over the aggregate Certificate Balance of the Principal Balance Certificates, in each case outstanding immediately prior to such Distribution Date, multiplied by (y) the Weighted Average Net Mortgage Rate for such Distribution Date, and (3) if such Distribution Date occurs after January 2006, an amount equal to what would otherwise have been the Interest Distribution Amount for the Class IO Certificates for such Distribution Date assuming that such Distribution Date instead occurred during or prior to January 2006. Reimbursements of previously allocated Realized Losses and Additional Trust Fund Expenses will not constitute distributions of principal for any purpose and will not result in an additional reduction in the Certificate Balance of the Class of Certificates in respect of which any such reimbursement is made.

        Interest Distribution Amount. The "Interest Distribution Amount" in respect of any Class of REMIC Regular Certificates for any Distribution Date (or, in the case of the Class IO Certificates, for any Distribution Date up to and including the Distribution Date in January 2006) will equal one month's interest at the Pass-Through Rate applicable to such Class of Certificates for such Distribution Date accrued on the related Certificate Balance (or, in the case the Class IO Certificates, the Class IO Notional Amount) outstanding immediately prior to such Distribution Date, reduced (to not less than zero) by such Class's allocable share (calculated as described below) of any Net
Aggregate   Prepayment  Interest  Shortfall  for  such  Distribution  Date.  The
"Interest Distribution Amount" for the Class IO Certificates for any Distribution Date after the Distribution Date in January 2006 will be zero.

Such interest on the REMIC Regular Certificates will accrue on the basis of a 360-day year consisting of twelve 30-day months.

        The portion of the Net Aggregate Prepayment Interest Shortfall for any Distribution Date that is allocable to each Class of REMIC Regular Certificates will equal the product of (a) such Net Aggregate Prepayment Interest Shortfall, multiplied by (b) a fraction, the numerator of which is equal to the Interest Distribution Amount in respect of such Class of Certificates for such Distribution Date (without regard to any reduction therein as a result of such Net Aggregate Prepayment Shortfall), and the denominator of which is equal to one month's interest at the Weighted Average Net Mortgage Rate for such Distribution Date accrued on the aggregate Stated Principal Balance of the Mortgage Pool outstanding immediately prior to such Distribution Date.

         Principal Distribution Amount. The "Principal Distribution Amount" for each Distribution Date will generally equal the aggregate of the following:

               (a) the aggregate of the principal portions of all Scheduled Payments (other than Balloon Payments) due and Assumed Scheduled Payments deemed due on or in respect of the Mortgage Loans for their respective Due Dates occurring during the related Collection Period;

                (b)  the  aggregate  of  all  voluntary  principal   prepayments
         received on the Mortgage Loans during the related Collection Period;

               (c) with respect to any Mortgage Loan as to which the related stated maturity date occurred during or prior to the related Collection Period, any payment of principal (including a Balloon Payment) made by or on behalf of the related borrower during the related Collection Period, net of any portion of such payment that represents a recovery of principal amounts that have previously been advanced; and

               (d) the aggregate of all liquidation proceeds, insurance proceeds, condemnation awards, proceeds of Mortgage Loan repurchases and net operating income from REO Properties that were received on or in respect of the Mortgage Loans during the related Collection Period and that were identified and applied by the Master Servicer as recoveries of principal of the related Mortgage Loans, in each case net of any portion of such collections that represents a recovery of principal amounts that have previously been advanced.

        The "Scheduled Payment" due on any Mortgage Loan on any related Due Date generally is the amount of the Monthly Payment that would have been due thereon on such date, without regard to any waiver, modification or amendment of such Mortgage Loan following the Cut-off Date granted or agreed to by the Master Servicer and/or the Special Servicer or otherwise resulting in connection with a bankruptcy or similar proceeding involving the related borrower, and assuming that each prior Scheduled Payment has been made in a timely manner, and such Mortgage Loan is not otherwise in default.

        The "Assumed Scheduled Payment" is the amount deemed due in respect of any Mortgage Loan that is delinquent in respect of its Balloon Payment beyond the end of the Collection Period in which its stated maturity date occurred. The Assumed Scheduled Payment deemed due on any such Mortgage Loan on its stated maturity date and on each successive Due Date that it remains or is deemed to remain outstanding shall equal the Scheduled Payment that would have been due thereon on such date if the related Balloon Payment had not come due but rather such Mortgage Loan had continued to amortize in accordance with such loan's amortization schedule in effect as of the Cut-off Date.

        Treatment of REO Properties. Notwithstanding that any Mortgaged Property may be acquired as part of the Trust Fund through foreclosure, deed in lieu of foreclosure or otherwise, the related Mortgage Loan will be treated, for purposes of, among other things, determining distributions on the Certificates, allocations of Realized Losses and Additional Trust Fund Expenses to the Certificates, and the amount of Master Servicing Fees and Special Servicing Fees payable under the Pooling and

Servicing Agreement, as having remained outstanding until such property is liquidated. In connection therewith, operating revenues and other proceeds derived from such REO Property (exclusive of related operating costs) will be "applied" or treated by the Master Servicer as principal, interest and other amounts "due" on the related Mortgage Loan, and the Master Servicer will be required to make P&I Advances in respect of such Mortgage Loan, in all cases as if such Mortgage Loan had remained outstanding.

        Prepayment Premiums. On each Distribution Date up to and including the earlier of (i) the Distribution Date on which the Offered Certificates are retired and (ii) the Distribution Date in January 2006, any Prepayment Premium actually collected on the Mortgage Loans during the related Collection Period will be distributed to the holders of the Class IO Certificates and the holders of the Class of Offered Certificates then currently entitled to distributions of principal as follows: (1) the holders of the Class IO Certificates will be entitled to receive an amount equal to the product of (a) such Prepayment Premium, multiplied by (b) the quotient of (i) the Net Mortgage Rate of the related prepaid Mortgage Loan minus the Pass-Through Rate of such Class of Offered Certificates, divided by (ii) the Net Mortgage Rate of the related prepaid Mortgage Loan minus the lesser of the Pass-Through Rate and the applicable Adjusted Treasury Yield in respect of such Class of Offered Certificates; and (2) the holders of such Class of Offered Certificates will be entitled to receive the remainder of such Prepayment Premium. On any
Distribution Date, up to and including the Distribution Date in January 2006, on which one Class of Offered Certificates will be retired, and the holders of a second Class of Offered Certificates will commence receiving distributions of principal, any Prepayment Premium received during the related Collection Period will first be divided into two separate amounts based on, and attributable to, the respective portions of the related principal prepayment distributable in respect of each such Class of Offered Certificates, and each such separate amount will then be allocated between the holders of the Class IO Certificates and the holders of the corresponding Class of Offered Certificates as provided in the immediately preceding sentence. For purposes of the foregoing, that portion of the Principal Distribution Amount for any Distribution Date that represents Scheduled Payments and Assumed Scheduled Payments will be deemed distributed prior to principal prepayments and other amounts constituting part of such Principal Distribution Amount.

        Any Prepayment Premiums actually collected on the Mortgage Loans and distributable following the earlier of (i) the retirement of the Offered Certificates and (ii) the Distribution Date in January 2006, will be distributed in respect of the REMIC Residual Certificates.

        The "Adjusted Treasury Yield" applicable to any Class of Offered Certificates for purposes of allocating any Prepayment Premium will be an annual rate equal to the monthly equivalent yield of the sum of (a) the U.S. Treasury issue (primary issue) with a maturity date closest to the earlier of (i) the scheduled maturity date of the Mortgage Loan that was prepaid and (ii) the Assumed Final Distribution Date for such Class of Offered Certificates, plus (b) 0.50%.

SUBORDINATION; ALLOCATION OF LOSSES AND CERTAIN EXPENSES

        The rights of the holders of the respective Classes of Subordinate Certificates to receive distributions of amounts collected or advanced on the Mortgage Loans will, in the case of each such Class, be subordinated, to the extent described herein, to the rights of the holders of the Senior Certificates and each other Class of Subordinate Certificates, if any, with a letter Class designation that is earlier in alphabetical order. This subordination is intended to enhance the likelihood of full and timely receipt by the holders of the Senior Certificates of the respective Interest Distribution Amounts payable in respect of such Classes of Certificates on each Distribution Date, and the ultimate receipt by the holders of the Class A-1 Certificates and the holders of the Class A-2 Certificates of principal in an amount equal to the entire respective Certificate Balances of such Classes of Certificates. Similarly, but to decreasing degrees, this subordination is also intended to enhance the likelihood of full and timely receipt by the holders of the Class B Certificates, the holders of the Class C Certificates and the holders of the Class D Certificates of the respective Interest Distribution Amounts payable in respect of such Classes of Certificates on each Distribution Date, and the ultimate receipt by the holders of such Classes of Certificates of principal equal to the entire respective Certificate Balances of such Classes of Certificates. The protection afforded to the holders of the Class D Certificates by means of the subordination of the Class E, the Class F, the Class G and the REMIC Residual Certificates (collectively, the "Private Subordinate Certificates"), to the holders of the Class C Certificates by means of the subordination of the Class D and the Private Subordinate Certificates, to the holders of the Class B Certificates by means of the subordination of the Class C, the Class D and the Private Subordinate Certificates, and to the holders of the Senior Certificates by means of the subordination of the Subordinate Certificates, will be accomplished by the application of the Available Distribution Amount on each Distribution Date in accordance with the order of priority described under "--Distributions--Application of the Available Distribution Amount" above. No other form of credit support will be available for the benefit of the holders of the Offered Certificates.

        Allocation to the Class A-1 and Class A-2 Certificates, for so long as they are outstanding, of the entire Principal Distribution Amount for each Distribution Date will generally have the effect of reducing the Certificate Balances of such Classes at a faster rate than the aggregate Stated Principal Balance of the Mortgage Pool is reduced. Thus, as amounts constituting part of any Principal Distribution Amount are distributed as principal to the holders of the Class A-1 and Class A-2 Certificates, the percentage interest in the Trust Fund evidenced by such Classes of Certificates will be decreased (with a corresponding increase in the percentage interest in the Trust Fund evidenced by the Subordinate Certificates), thereby increasing, relative to their respective Certificate Balances, the subordination afforded the two Classes of Class A Certificates by the Subordinate Certificates. Following retirement of both Classes of the Class A Certificates, the herein described successive allocation to the Class B Certificates, the Class C Certificates and the Class D Certificates, in that order, in each case for so long as they are outstanding, of the entire Principal Distribution Amount for each Distribution Date will provide a similar increase in the relative amount of subordination afforded to each such Class of Certificates by the other Classes of Subordinate Certificates with letter Class designations that are later in alphabetical order.

        If, following the distributions to be made in respect of the Certificates on any Distribution Date, the aggregate of the Stated Principal Balances of the Mortgage Loans that will be outstanding immediately following such Distribution Date is less than the then aggregate of the Certificate Balances of the Principal Balance Certificates, the Certificate Balances of the Class G, Class F, Class E, Class D, Class C and Class B Certificates will be reduced, sequentially in that order, until such deficit (or, in the case of each such Class, the related Certificate Balance) is reduced to zero (whichever occurs first). If any portion of such deficit remains at such time as the Certificate Balances of such Classes of Certificates are reduced to zero, then the respective Certificate Balances of the Class A-1 Certificates and Class A-2 Certificates will be reduced, pro rata in accordance with the relative sizes of the remaining Certificate Balances of such Classes of Certificates, until such deficit (or each such Certificate Balance) is reduced to zero. Any such deficit may be the result of Realized Losses incurred in respect of the Mortgage Loans and/or Additional Trust Fund Expenses. The foregoing reductions in the Certificate Balances of the Principal Balance Certificates will be deemed to constitute an allocation of any such Realized Losses and Additional Trust Fund Expenses.

        "Realized Losses" are losses arising from the inability of the Master Servicer and/or the Special Servicer to collect all amounts due and owing under any defaulted Mortgage Loan, including by reason of the fraud or bankruptcy of the borrower or a casualty of any nature at the related Mortgaged Property, to the extent not covered by insurance. The Realized Loss in respect of a liquidated Mortgage Loan (including a Mortgage Loan as to which the related Mortgaged Property has become an REO Property and such REO Property has been sold or otherwise disposed of) is an amount generally equal to the excess, if any, of (a) the outstanding principal balance of such Mortgage Loan as of the date of liquidation, together with (i) all accrued and unpaid interest thereon at the related Mortgage Rate in effect from time to time to but not including the Due Date in the Collection Period in which the liquidation occurred and (ii) certain related unreimbursed servicing expenses, over (b) the aggregate amount of liquidation proceeds, if any, recovered in connection with such liquidation. If any portion of the debt due under a Mortgage Loan is forgiven, whether in connection with a modification, waiver or amendment granted or agreed to by the Special Servicer or in connection with a bankruptcy or similar proceeding involving the related borrower, the amount so forgiven also will constitute a Realized Loss.

        "Additional Trust Fund Expenses" include, among other things, (i) any Special Servicing Fees, Modification Fees and/or Resolution Fees paid to the Special Servicer, (ii) any interest paid to the Master Servicer, the Trustee, the Fiscal Agent and/or the Special Servicer in respect of unreimbursed P&I Advances made thereby and servicing expenses incurred thereby, (iii) the cost of certain appraisals obtained in respect of Required Appraisal Loans as described under "--Appraisal Reductions" below, (iv) any of certain unanticipated, non-Mortgage Loan specific expenses of the Trust Fund, including certain reimbursements to the Trustee of the type described under "DESCRIPTION OF THE AGREEMENTS--Certain Matters Regarding the Trustee" in the Prospectus, certain reimbursements to the Master Servicer, the Special Servicer and the Depositor of the type described under "DESCRIPTION OF THE AGREEMENTS--Certain Matters Regarding a Master Servicer and the Depositor" in the Prospectus, and certain federal, state and local taxes, and certain tax related expenses, payable from the assets of the Trust Fund and described under "SERVICING OF THE MORTGAGE LOANS--REO Properties" herein and "CERTAIN FEDERAL INCOME TAX CONSEQUENCES--REMICS--Prohibited Transactions Tax and Other Taxes" in the Prospectus, and (v) any other expense of the Trust Fund for which there is no corresponding collection from the related borrower. Additional Trust Fund Expenses will reduce amounts payable to Certificateholders and, subject to the distribution priorities described above, may result in a loss on one or more Classes of Offered Certificates.

P&I ADVANCES

        On or about each Distribution Date, the Master Servicer will be obligated, subject to the recoverability determination described in the next paragraph, to make advances (each, a "P&I Advance") out of its own funds or, subject to the replacement thereof as provided in the Pooling and Servicing Agreement, from funds held in the Certificate Account that are not required to be distributed to Certificateholders on such Distribution Date, in an amount that is generally equal to the aggregate of all Scheduled Payments (other than Balloon Payments) and any Assumed Scheduled Payments, net of related Master Servicing Fees, due or deemed due, as the case may be, in respect of the Mortgage Loans during the related Collection Period, in each case to the extent such amount was not paid by or on behalf of the related borrower or otherwise collected as of the close of business on the related Determination Date. Notwithstanding the foregoing, if the Monthly Payment on any Mortgage Loan has been reduced in connection with a bankruptcy or similar proceeding or a modification, waiver or amendment granted or agreed to by the Special Servicer, the Master Servicer will be required in the event of subsequent delinquencies to advance in respect of such Mortgage Loan only the amount of the reduced Monthly Payment (net of related Master Servicing Fees). In addition, if it is determined that an Appraisal Reduction Amount exists with respect to any Required Appraisal Mortgage Loan (as defined below), then, with respect to the Distribution Date immediately following the date of such determination and with respect to each subsequent Distribution Date for so long as such Appraisal Reduction Amount exists, the Master Servicer will be required in the event of subsequent delinquencies to advance in respect of such Mortgage Loan only an amount equal to the product of (i) the amount of the P&I Advance that would otherwise be required without regard to this sentence, multiplied by (ii) a fraction, the numerator of which is equal to the Stated Principal Balance of such Mortgage Loan, net of such Appraisal Reduction Amount, and the denominator of which is equal to the Stated Principal Balance of such Mortgage Loan. See "--Appraisal Reductions" below. If the Master Servicer fails to make a required P&I Advance, the Trustee will be required to make such P&I Advance, and if the Trustee fails to make a required P&I Advance, the Fiscal Agent will be required to make such P&I Advance. See "--The Trustee" and "--The Fiscal Agent" herein.

        The Master Servicer, the Trustee and the Fiscal Agent will be entitled to recover any P&I Advance made out of its own funds from any amounts collected in respect of the Mortgage Loan as to which such P&I Advance was made, whether such amounts are collected in the form of late payments, insurance proceeds, condemnation awards, liquidation proceeds or otherwise ("Related Proceeds"). None of the Master Servicer, the Trustee or the Fiscal Agent will be obligated to make any P&I Advance that it determines in its reasonable, good faith judgment, would, if made, not be recoverable out of Related Proceeds (a "Nonrecoverable P&I Advance"), and the Master Servicer, the Trustee and the Fiscal Agent will each be entitled to recover any P&I Advance made by it that it later determines to be a Nonrecoverable P&I Advance out of general funds on deposit in the Certificate Account. See "DESCRIPTION OF THE CERTIFICATES--Advances in Respect of Delinquencies" and "DESCRIPTION OF THE AGREEMENTS--Certificate Account" in the Prospectus.

        In connection with the recovery by the Master Servicer, the Trustee or the Fiscal Agent of any P&I Advance made by it or the recovery by the Master Servicer, the Trustee, the Fiscal Agent or the Special Servicer of any reimbursable servicing expense incurred by it (each such P&I Advance or servicing expense, an "Advance"), the Master Servicer, the Trustee, the Fiscal Agent or the Special Servicer, as applicable, will be entitled to be paid, out of any amounts then on deposit in the Certificate Account, interest at a per annum rate (the "Reimbursement Rate") equal to the "prime rate" published in the "Money Rates" section of The Wall Street Journal, as such "prime rate" may change from time to time, accrued on the amount of such Advance from the date made to but not including the date of reimbursement. To the extent not offset or covered by amounts otherwise payable on the Private Subordinate Certificates, interest accrued on outstanding Advances will result in a reduction in amounts payable on the Offered Certificates, subject in the case of each Class thereof to the distribution priorities described herein.

APPRAISAL REDUCTIONS

        Upon the earliest of (i) the date on which any Mortgage Loan becomes a Modified Mortgage Loan (as defined below), (ii) the 120th day (or, in the case of a Modified Mortgage Loan, the 30th day) following the occurrence of any uncured delinquency in Monthly Payments with respect to any Mortgage Loan, (iii) the date on which a receiver is appointed and continues in such capacity in respect of the Mortgaged Property securing any Mortgage Loan and (iv) the date on which the Mortgaged Property securing any Mortgage Loan becomes an REO Property (each such Mortgage Loan, a "Required Appraisal Loan"), the Master Servicer or the Special Servicer, as applicable, will be required to request and, within 60 days of such Mortgage Loan becoming a Required Appraisal Loan, obtain an appraisal of the related Mortgaged Property from an independent MAI-designated appraiser, unless such an appraisal had previously been obtained within the prior twelve months. The cost of such appraisal will be advanced by the Master Servicer or the Special Servicer, as the case may be, subject to its right to be reimbursed therefor out of Related Proceeds or, if not reimbursable therefrom, out of general funds on deposit in the Certificate Account. As a result of any such appraisal, it may be determined that an "Appraisal Reduction Amount" exists with respect to the related Required Appraisal Loan. The Appraisal Reduction Amount for any Required Appraisal Loan will equal the excess, if any, of (a) the sum of, as of the Determination Date immediately succeeding the date on which the appraisal is obtained, (i) the Stated Principal Balance of such Required Appraisal Loan, (ii) to the extent not previously advanced by or on behalf of the Master Servicer, the Trustee or the Fiscal Agent, all unpaid interest on the Required Appraisal Loan through the most recent Due Date prior to such Determination Date at a per annum rate equal to the related Net Mortgage Rate, (iii) all accrued but unpaid Master Servicing Fees and Special Servicing Fees in respect of such Required Appraisal Loan, (iv) all related unreimbursed Advances made by or on behalf of the Master Servicer, the Special Servicer, the Trustee or the Fiscal Agent with respect to such Required Appraisal Loan plus interest accrued thereon at the Reimbursement Rate and (v) all currently due and unpaid real estate taxes and assessments, insurance premiums, and, if applicable, ground rents in respect of the related Mortgaged Property, over (b) 90% of the appraised value (net of any prior liens) of the related Mortgaged Property or REO Property as determined by such appraisal.

        With respect to each Required Appraisal Loan as to which there is an Appraisal Reduction Amount, which has become current and has remained current for twelve consecutive Monthly Payments and with respect to which no other Servicing Transfer Event has occurred and is continuing, the Master Servicer will be required, within 30 days of the date of such twelfth Monthly Payment, to order an appraisal (which may be an update of a prior appraisal) (the cost of which will be an expense of the Trust Fund) or perform an internal valuation, as applicable. Based upon such appraisal or other valuation, the Master Servicer is to thereupon redetermine and report to the Trustee the Appraisal Reduction Amount, if any, with respect to such Mortgage Loan.

        A "Modified Mortgage Loan" is any Mortgage Loan as to which a material payment term has been modified following the Cut-off Date in connection with a default or reasonably foreseeable default thereunder, or a bankruptcy, insolvency or similar proceeding involving the related borrower, for example, a reduction in the Mortgage Rate, a forgiveness of principal or the extension of the maturity date.

REPORTS TO CERTIFICATEHOLDERS; AVAILABLE INFORMATION

        Trustee Reports. Based on information provided in monthly reports prepared by the Master Servicer and the Special Servicer and delivered to the Trustee, the Trustee will prepare and forward on each Distribution Date to each Certificateholder, the Depositor, the Master Servicer, the Special Servicer, the Operating Adviser, the Extension Adviser and each Rating Agency:

               1. A statement (a "Distribution Date Statement") setting forth, among other things: (i) the amount of distributions, if any, made on such Distribution Date to the holders of each Class of Offered Certificates that were applied to (A) reduce the respective Certificate Balance thereof and (B) reimburse Realized Losses and Additional Trust Fund Expenses previously deemed allocated thereto; (ii) the amount of distributions, if any, made on such Distribution Date to the holders of each Class of Offered Certificates allocable to (A) interest and (B) Prepayment Premiums; (iii) the number of outstanding Mortgage Loans, the aggregate Stated Principal Balance of the Mortgage Loans immediately following such Distribution Date and the aggregate unpaid principal balance of the Mortgage Loans at the close of business on the related Determination Date; (iv) the number and aggregate unpaid principal balance of Mortgage Loans (A) delinquent one month, (B) delinquent two months, (C) delinquent three or more months, (D) that are Specially Serviced Mortgage Loans that are not delinquent, or (E) as to which foreclosure proceedings have been commenced; (v) with respect to any Mortgage Loan as to which the related Mortgaged Property became an REO Property during the preceding calendar month, the Stated Principal Balance and unpaid principal balance of such Mortgage Loan as of the date such Mortgaged Property became an REO Property; (vi) as to any Mortgage Loan repurchased or otherwise liquidated or disposed of during the related Collection Period, the loan number thereof and the amount of repurchase proceeds, liquidation proceeds and/or other amounts, if any, received thereon during the related Collection Period and the portion thereof included in the Available Distribution Amount for such Distribution Date; (vii) with respect to any REO Property included in the Trust Fund as of the close of business on the related Determination Date, the loan number of the related Mortgage Loan, the book value of such REO Property and the amount of any income (net of related expenses) and other amounts, if any, received on such REO Property during the related Collection Period and the portion thereof included in the Available Distribution Amount for such Distribution Date; (viii) with respect to any REO Property sold or otherwise disposed of during the related Collection Period, the loan number of the related Mortgage Loan and the amount of sale proceeds and other amounts, if any, received in respect of such REO Property during the related Collection Period and the portion thereof included in the Available Distribution Amount for such Distribution Date; (ix) the Certificate Balance of each Class of Offered Certificates before and after giving effect to the distributions made on such Distribution Date, separately identifying any reduction in the Certificate Balance of each such Class due to Realized Losses and Additional Trust Fund Expenses; (x) the aggregate amount of voluntary principal prepayments made by borrowers during the related Collection Period; (xi) the aggregate amount of servicing compensation retained by or paid to the Master Servicer and the Special Servicer during the related Collection Period; (xii) the amount of Realized Losses and Additional Trust Fund Expenses, if any, incurred with respect to the Mortgage Loans during the related Collection Period; (xiii) the aggregate amount of Advances outstanding which have been made by the Master Servicer, the Trustee and the Fiscal Agent; (xiv) the amount of any Appraisal Reduction Amounts effected during the related Collection Period on a loan-by-loan basis and the total Appraisal Reduction Amounts as of such Distribution Date on a loan-by-loan basis. In the case of information furnished pursuant to subclauses (i) and (ii) above, the amounts shall be expressed as a dollar amount in the aggregate for all Certificates of each applicable Class and per single Certificate of a $1,000 denomination.

               2. Commencing with the Distribution Date in June 1996, a report containing information regarding the Mortgage Loans as of the end of the related Collection Period, which report shall contain: (i) certain of the categories of information regarding the Mortgage Loans set forth in this Prospectus Supplement in the tables under the caption "DESCRIPTION OF THE MORTGAGE POOL--Additional Mortgage Loan Information" (calculated, where applicable, on the basis of the most recent relevant information provided by the borrowers to the Master Servicer or the Special Servicer and by the Master Servicer or the Special Servicer, as the case may be, to the Trustee) and such information shall be presented in a tabular format substantially similar to the format utilized in this Prospectus Supplement under such caption; and (ii) a loan-by-loan listing (in descending balance order) showing loan name, property type, location, unpaid principal balance, Mortgage Rate, paid through date, maturity date, remaining term to maturity, DSCR, net interest portion of the Monthly Payment and principal portion of the Monthly Payment (such loan-by-loan listing to also be made available electronically by the Master Servicer or the Trustee).

        Certain information made available in the Distribution Date Statements referred to in item (1) above may be obtained by calling LaSalle National Bank's ASAP System at (312) 904-2200 and requesting statement number 176 or such other mechanism as the Trustee may have in place from time to time.

        The Master Servicer is required to deliver to the Trustee prior to each Distribution Date, commencing with the Distribution Date in June 1996, and the Trustee is to deliver to each Certificateholder, the Depositor, the Operating Adviser, the Extension Adviser and each Rating Agency on each Distribution Date, commencing with the Distribution Date in June 1996, the following five reports:

               (a) A "Comparative Financial Status Report" substantially containing the content in Appendix 1 attached hereto, setting forth, among other things, the occupancy, revenue, net operating income and debt service coverage ratio for each Mortgage Loan for each of three periods (to the extent such information is available): (i) the most current available year-to-date, (ii) the previous two full calendar years, and (iii) the "base year" (representing the original underwriting information used as of the Cut-off Date).

               (b) A "Delinquent Loan Status Report" substantially containing the content in Appendix 2 attached hereto, setting forth, among other things, those Mortgage Loans which, as of the close of business on the Determination Date immediately preceding the preparation of such report, were delinquent 30-59 days, delinquent 60-89 days, delinquent 90 days or more, current but specially serviced, or in foreclosure but not REO Property.

               (c) An "Historical Loan Modification Report" substantially containing the content in Appendix 3 attached hereto, setting forth, among other things, those Mortgage Loans which, as of the close of business on the Determination Date immediately preceding the preparation of such report, have been modified pursuant to the Pooling and Servicing Agreement (i) during the related Collection Period and (ii) since the Cut-off Date, showing the original and the revised terms thereof.

               (d) An "Historical Loss Estimate Report" substantially containing the content in Appendix 4 attached hereto, setting forth, among other things, as of the close of business on the Determination Date immediately preceding the preparation of such report, (i) the aggregate amount of liquidation proceeds and liquidation expenses, both for the current period and historically, and (ii) the amount of Realized Losses occurring during the related Collection Period, set forth on a loan-by-loan basis.

               (e) An "REO Status Report" substantially containing the content in Appendix 5 attached hereto, setting forth, among other things, with respect to each REO Property that was included in the Trust Fund as of the close of business on the Determination Date immediately preceding the preparation of such report, (i) the acquisition date of such REO Property, (ii) the amount of income (net of related expenses) and other amounts, if any, received on such REO Property during the related Collection Period and (iii) the value of the REO Property based on the most recent appraisal or other valuation thereof available to the Master Servicer as of such date of determination (including any prepared internally by the Special Servicer).

        The information that pertains to Specially Serviced Mortgage Loans and REO Properties reflected in such reports shall be based solely upon the reports delivered by the Special Servicer to the Master Servicer prior to the related Distribution Date. Absent manifest error, none of the Master Servicer, the Special Servicer or the Trustee shall be responsible for the accuracy or completeness of any information supplied to it by a borrower or third party that is included in any reports, statements, materials or information prepared or provided by the Master Servicer, the Special Servicer or the Trustee, as applicable.

        The Master Servicer is also required to deliver to the Trustee the following materials:

               (a) Annually, on or before June 30 of each year, commencing with June 30,1996, with respect to each Mortgaged Property and REO Property, an "Operating Statement Analysis" substantially containing the content in Appendix 6 attached hereto as of the end of the preceding calendar year, together with copies of the operating statements and rent rolls (but only to the extent the related borrower is required by the Mortgage to deliver, or otherwise agrees to provide such information) for such Mortgaged Property or REO Property as of the end of the preceding calendar year. The Master Servicer (or the Special Servicer in the case of Specially Serviced Mortgage Loans and REO Properties) is required to use reasonable efforts to obtain said annual operating statements and rent rolls.

               (b) Commencing in June 1996, within 30 days of receipt by the Master Servicer (or the Special Servicer with respect to any Specially Serviced Mortgage Loan or REO Property) of annual operating statements, if any, with respect to any Mortgaged Property or REO Property, an "NOI Adjustment Worksheet" for such Mortgaged Property (with the annual operating statements attached thereto as an exhibit), presenting the computations made generally in accordance with the methodology described herein under "DESCRIPTION OF THE MORTGAGE POOL--Additional Mortgage Loan Information" to "normalize" the full year net operating income and debt service coverage numbers used by the Master Servicer in the other reports referenced above.

        The Trustee is to deliver a copy of each Operating Statement Analysis report and NOI Adjustment Worksheet that it receives from the Master Servicer to the Depositor, the Operating Adviser, the Extension Adviser and each Rating Agency promptly after its receipt thereof. Upon request, the Trustee will make such reports available to the Certificateholders and the Special Servicer. Any Certificateholder may obtain a copy of any NOI Adjustment Worksheet for a Mortgaged Property or REO Property in the possession of the Trustee upon request.

        In addition, within a reasonable period of time after the end of each calendar year, the Trustee is required to send to each person who at any time during the calendar year was a Certificateholder of record, a report summarizing on an annual basis (if appropriate) the relevant distribution information provided to such Certificateholder in the monthly Distribution Date Statements and such other information as may be required to enable Certificateholders to prepare their federal income tax returns. Such information is to include the amount of original issue discount accrued on each Class of Offered Certificates held by persons other than holders exempted from the reporting requirements and information regarding the expenses of the Trust Fund.

        Except as described below, until such time as Definitive Certificates are issued in respect of a Class of Offered Certificates, the foregoing information will be available to the related Certificate Owners only to the extent it is forwarded by or otherwise available through DTC and its Participants. The manner in which notices and other communications are conveyed by DTC to Participants, and by Participants to the Certificate Owners, will be governed by arrangements among them, subject to any statutory or regulatory requirements as may be in effect from time to time. Any Certificate Owner that does not receive information through DTC or its Participants may request that Trustee reports be mailed directly to it by written request to the Trustee (accompanied by verification of such Certificate Owner's ownership interest) at the Trustee's corporate trust office. The Master Servicer will collect and maintain certain information regarding the Mortgage Loans in a computerized database (the "Loan Portfolio Analysis System" or "LPAS"). The Master Servicer currently intends to provide access to LPAS via on-line telephonic communication to Certificateholders and, if their beneficial ownership interests in the Offered Certificates can be verified, to Certificate Owners. Information contained in LPAS regarding the composition of the Mortgage Pool and certain other information about the Mortgage Pool deemed appropriate by the Master Servicer will be updated periodically. The Master Servicer, the Trustee and the Depositor are required to recognize as Certificateholders only those persons in whose name the Certificate is registered on the books and records of the Trustee, as registrar in respect of the Certificates (in such capacity, the "Certificate Registrar").

        Other Information. The Pooling and Servicing Agreement requires that the Trustee make available at its offices primarily responsible for administration of the Trust Fund, during normal business hours, for review by the Depositor, any Certificate Owner owning an interest in an Offered Certificate (which ownership interest can be verified) or any person identified to the Trustee as a prospective transferee of such an interest, originals or copies of, among other things, the following items: (a) the Pooling and Servicing Agreement and any amendments thereto, (b) all Distribution Date Statements delivered to holders of the relevant Class of Offered Certificates since the Closing Date, (c) all officer's certificates delivered to the Trustee since the Closing Date as described under "DESCRIPTION OF THE AGREEMENTS-- Evidence as to Compliance" in the Prospectus, (d) all accountants' reports delivered to the Trustee since the Closing Date as described under "DESCRIPTION OF THE AGREEMENTS--Evidence as to Compliance" in the Prospectus, (e) the most recent property inspection report prepared by or on behalf of the Master Servicer or the Special Servicer in respect of each Mortgaged Property and delivered to the Trustee, (f) the most recent quarterly and annual operating statement and rent roll, if any, collected by or on behalf of the Master Servicer or the Special Servicer and delivered to the Trustee with respect to each Mortgaged Property (unless the terms of the related Mortgage Loan Documents or applicable law prohibits the disclosure of such information), (g) any and all modifications, waivers and amendments of the terms of a Mortgage Loan entered into by the Special Servicer and delivered to the Trustee, and (h) any and all officers' certificates and other evidence delivered to the Trustee to support the Master Servicer's or the Special Servicer's determination that any Advance was not, or if made would not be, recoverable from Related Proceeds. Copies of any and all of the foregoing items will be available from the Trustee upon request; however, the Trustee will be permitted to require payment of a sum sufficient to cover the reasonable costs and expenses of providing such copies.

        Upon written request of (i) the Depositor or (ii) any Certificateholder of record made for purposes of communicating with other Certificateholders with respect to their rights under the Pooling and Servicing Agreement, the Certificate Registrar will furnish such requesting party with a list of the Certificateholders then of record.

VOTING RIGHTS

        At all times during the term of the Pooling and Servicing Agreement, 98% of the voting rights for the series offered hereby (the "Voting Rights") will be allocated among the holders of the respective Classes of Principal Balance Certificates in proportion to the Certificate Balances of those Classes, 1% of the Voting Rights will be allocated to the holders of the Class IO Certificates (but only for so long as such Certificates remain outstanding) and all remaining Voting Rights will be allocated to the holders of the respective Classes of REMIC Residual Certificates. Voting Rights allocated to a Class of Certificates will be allocated among the related Certificateholders in proportion to the percentage interests in such Class evidenced by their respective Certificates. See "DESCRIPTION OF THE AGREEMENTS--Events of Default", "--Rights Upon Event of Default", "--Amendment" and "--List of Certificateholders" in the Prospectus.

ASSUMED FINAL DISTRIBUTION DATE; RATED FINAL DISTRIBUTION DATE

        The "Assumed Final Distribution Date" with respect to any Class of Offered Certificates is the Distribution Date on which the Certificate Balance of such Class of Certificates would be reduced to zero based on the assumption that no Mortgage Loan is voluntarily prepaid prior to its stated maturity date and otherwise based on the "Modeling Assumptions" set forth under "YIELD AND MATURITY CONSIDERATIONS--Weighted Average Life" herein, which Distribution Date shall in each case be as follows:

              CLASS DESIGNATION            ASSUMED FINAL DISTRIBUTION DATE

                  Class A-1                     September 20, 2001
                  Class A-2                     November 20, 2004
                  Class B                       September 20, 2005
                  Class C                       October 20, 2005
                  Class D                       January 20, 2006

        The Assumed Final Distribution Dates set forth above were calculated without regard to any delays in the collection of Balloon Payments and without regard to a reasonable liquidation time with respect to any Mortgage Loans that may be delinquent. Accordingly, in the event of defaults on the Mortgage Loans, the actual final Distribution Date(s) for one or more Classes of the Offered Certificates may be later, and could be substantially later, than the related Assumed Final Distribution Date(s).

        In addition, the Assumed Final Distribution Dates set forth above were calculated on the basis of a 0% CPR. Since the rate of payment (including prepayments) of the Mortgage Loans can be expected to exceed the scheduled rate of payments, and could exceed such scheduled rate by a substantial amount, the actual final Distribution Date(s) for one or more Classes of the Offered Certificates may be earlier, and could be substantially earlier, than the related Assumed Final Distribution Date(s). The rate of payments (including prepayments) on the Mortgage Loans will depend on the characteristics of the Mortgage Loans, as well as on the prevailing level of interest rates and other economic factors, and no assurance can be given as to actual payment experience. See "YIELD AND MATURITY CONSIDERATIONS" and "DESCRIPTION OF THE MORTGAGE POOL" herein and YIELD CONSIDERATIONS" in the Prospectus.

        The "Rated Final Distribution Date" with respect to each Class of Offered Certificates is the Distribution Date in January 2028 (the first Distribution Date that follows by at least 24 months the end of the amortization term for the Mortgage Loan that, as of the Cut-off Date, has the longest remaining amortization term). The rating assigned by a Rating Agency to any Class of Certificates entitled to receive distributions in respect of principal reflects an assessment of the likelihood that Certificateholders of such Class will receive, on or before the Rated Final Distribution Date, all principal distributions to which they are entitled. See "RATINGS" herein.

TERMINATION

        The obligations created by the Pooling and Servicing Agreement will terminate following the earlier of (i) the final payment (or advance in respect thereof) or other liquidation of the last Mortgage Loan or REO Property subject thereto, and (ii) the purchase of all of the Mortgage Loans and any REO Properties remaining in the Trust Fund by the Depositor, the holders of the
REMIC Residual Certificates or the Master Servicer. Written notice of termination of the Pooling and Servicing Agreement will be given to each Certificateholder, and the final distribution will be made only upon surrender and cancellation of the Certificates at the office of the Trustee or other registrar for the Certificates or at such other location as may be specified in such notice of termination.

        Any such purchase by the Master Servicer, the holders of the REMIC Residual Certificates or the Depositor of all the Mortgage Loans and any REO Properties remaining in the Trust Fund is required to be made at a price equal to (i) the aggregate Purchase Price (exclusive of interest on Advances) of all the Mortgage Loans (other than Mortgage Loans as to which the related Mortgaged Properties have become REO Properties) then included in the Trust Fund, plus
(ii) the fair market value of all REO Properties then included in the Trust Fund, as determined by an appraiser agreed upon by the Master Servicer and the Trustee, minus (iii) if the Purchaser is the Master Servicer, the aggregate of all amounts payable or reimbursable to the Master Servicer under the Pooling and Servicing Agreement. Such purchase will effect early retirement of the then outstanding Offered Certificates, but the right of the Master Servicer, the holders of the REMIC Residual Certificates or the Depositor to effect such termination is subject to the requirement that the then aggregate Certificate Balance of the Principal Balance Certificates be less than 5% of the aggregate Certificate Balance of the Principal Balance Certificates as of the Closing Date.

        Distributions on the final Distribution Date will be made generally as described above under "--Distributions--Application of the Available Distribution Amount" and "--Distributions--Prepayment Premiums," except that distributions of principal on the respective Classes of Principal Balance Certificates will be made, in the case of each such Class of Certificates, to the extent of available funds and subject to the distribution priorities described herein, in an amount equal to the then entire outstanding Certificate Balance thereof. In addition, distributions on the Class A-1 and Class A-2 Certificates on the final Distribution Date will be allocated between such two Classes of Certificates, pro rata in accordance with their respective Certificate Balances outstanding immediately prior to such Distribution Date.

THE TRUSTEE

        LaSalle National Bank, a nationally chartered bank, will act as Trustee on behalf of the Certificateholders. The Trustee is at all times to be, and will be required to resign if it fails to be, (i) a corporation, bank, trust company or banking association, organized and doing business under the laws of the United States of America or any state thereof, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of not less than $50,000,000 and subject to supervision or examination by federal or state authority and (ii) an institution whose long-term senior unsecured debt is rated either (A) if a fiscal agent acceptable to the Rating Agencies is then currently in place, not less than (1) "BBB" by Standard & Poor's and (2) "A-" by Fitch or another nationally recognized statistical rating organization (other than Standard & Poor's) or (B) if a fiscal agent acceptable to the Rating Agencies is not then in place, "AA" by each Rating Agency (or such other lower rating by either Rating Agency as would not, as evidenced in writing by such Rating Agency, adversely affect any of the ratings then assigned thereby to the Certificates). As compensation for its services, the Trustee will be entitled to receive from the Master Servicer out of its Master Servicing Fee a monthly fee (the "Trustee's Fee") calculated on a loan-by-loan basis generally in the same manner as the Master Servicing Fee but at a rate of 0.015% per annum. In addition, the Trustee will be obligated to make any Advance required to be but not made by the Master Servicer under the Pooling and Servicing Agreement, provided that the Trustee will not be obligated to make any Advance that it deems to be nonrecoverable  from Related Proceeds.  The Trustee will be entitled to
reimbursement (with interest thereon at the Reimbursement Rate) for each Advance made by it in the same manner and to the same extent, but prior to, the Master Servicer. The Corporate Trust Office of the Trustee is located at 135 South LaSalle Street, Suite 200, Chicago, Illinois 60674 Attention: Asset-Backed Securities Trust Services Group, Salomon Brothers Mortgage Securities VII, Inc., Mortgage Pass-Through Certificates, Series 1996-C1. See "DESCRIPTION OF THE AGREEMENTS--The Trustee," "--Duties of the Trustee," "--Certain Matters Regarding the Trustee" and "--Resignation and Removal of the Trustee" in the Prospectus.

THE FISCAL AGENT

        ABN AMRO Bank N.V., a Netherlands banking corporation and the corporate parent of the Trustee, will act as Fiscal Agent for the Trust Fund and will be obligated to make any Advance required to be but not made by the Trustee under the Pooling and Servicing Agreement, provided that the Fiscal Agent will not be obligated to make any Advance that it deems to be nonrecoverable from Related Proceeds. The Fiscal Agent will be entitled to reimbursement (with interest thereon at the Reimbursement Rate) for each Advance made by it in the same manner and to the same extent, but prior to, the Master Servicer and the Trustee. The Fiscal Agent will be entitled to various rights, protections and indemnities similar to those afforded the Trustee. See "-The Trustee" above.

        The Trustee will be responsible for payment of the compensation of the Fiscal Agent. As of December 31, 1994, the Fiscal Agent reported assets of approximately $291,000,000,000.


                               YIELD AND MATURITY CONSIDERATIONS

YIELD CONSIDERATIONS

        General. The yield on any Offered Certificate will depend on (a) the price at which such Certificate is purchased by an investor and (b) the rate, timing and amount of distributions on such Certificate. The rate, timing and amount of distributions on any Offered Certificate will in turn depend on, among other things, (i) the Pass-Through Rate for such Certificate, (ii) the rate and timing of principal payments (including principal prepayments) and other principal collections on the Mortgage Loans and the extent to which such amounts are to be applied in reduction of the Certificate Balance of the related Class,
(iii) the rate, timing and severity of Realized Losses and Additional Trust Fund Expenses and the extent to which such losses and expenses are allocable in reduction of the Certificate Balance of the related Class, and (iv) the timing and severity of any Net Aggregate Prepayment Interest Shortfalls and the extent to which such shortfalls are allocable in reduction of the Interest Distribution Amount payable on the related Class.

        Rate and Timing of Principal Payments. The yield to holders of any Offered Certificates purchased at a discount or premium will be affected by the rate and timing of principal payments made in reduction of the Certificate Balance(s) of such Certificates. As described herein, the Principal Distribution Amount for each Distribution Date will be distributable entirely in respect of the Class A Certificates until the Certificate Balances thereof are reduced to zero, and will thereafter be distributable entirely in respect of the Class B Certificates, the Class C Certificates and the Class D Certificates, in that order, in each case until the Certificate Balance of such Class of Certificates is reduced to zero. In addition, except under the limited circumstances described herein, the Principal Distribution Amount for each Distribution Date, to the extent distributable on the Class A Certificates, will be distributable entirely in respect of the Class A-1 Certificates, until the Certificate Balance thereof is reduced to zero, and only thereafter in respect of the Class A-2 Certificates. Consequently, the rate and timing of principal payments that are distributed or otherwise result in reduction of the Certificate Balance of each Class of Offered Certificates will be directly related to the rate and timing of principal payments on or in respect of the Mortgage Loans, which will in turn be affected by the amortization schedules thereof, the dates on which Balloon Payments are due and the rate and timing of principal prepayments and other unscheduled collections thereon (including for this purpose, collections made in connection with liquidations of Mortgage Loans due to defaults, casualties or condemnations affecting the Mortgaged Properties, or purchases of Mortgage Loans out of the Trust Fund).

Prepayments and, assuming the respective stated maturity dates therefor have not occurred, liquidations of the Mortgage Loans, will result in distributions on the Offered Certificates of amounts that would otherwise be distributed over the remaining terms of the Mortgage Loans and will tend to shorten the weighted average lives of those Certificates. Defaults on the Mortgage Loans, particularly at or near their stated maturity dates, may result in significant delays in payments of principal on the Mortgage Loans (and, accordingly, on the Offered Certificates) while work-outs are negotiated or foreclosures are completed, and such delays will tend to lengthen the weighted average lives of those Certificates. See "SERVICING OF THE MORTGAGE LOANS--Modifications, Waivers and Amendments" herein and "DESCRIPTION OF THE AGREEMENTS--Realization Upon Defaulted Whole Loans" and "CERTAIN LEGAL ASPECTS OF MORTGAGE LOANS--Foreclosure" in the Prospectus.

        The extent to which the yield to maturity of any Class of Offered Certificates may vary from the anticipated yield will depend upon the degree to which such Certificates are purchased at a discount or premium and when, and to what degree, payments of principal on the Mortgage Loans are in turn distributed in reduction of the Certificate Balance of such Class of Certificates. An investor should consider, in the case of any Offered Certificate purchased at a discount, the risk that a slower than anticipated rate of principal payments on the Mortgage Loans could result in an actual yield to such investor that is lower than the anticipated yield and, in the case of any Offered Certificate purchased at a premium, the risk that a faster than anticipated rate of principal payments could result in an actual yield to such investor that is lower than the anticipated yield. In general, the earlier a payment of principal on the Mortgage Loans is distributed in reduction of the principal balance of any Offered Certificate purchased at a discount or premium, the greater will be the effect on an investor's yield to maturity. As a result, the effect on an investor's yield of principal payments on the Mortgage Loans occurring at a rate higher (or lower) than the rate anticipated by the investor during any particular period would not be fully offset by a subsequent like reduction (or increase) in the rate of such principal payments. Because the rate of principal payments on the Mortgage Loans will depend on future events and a variety of factors (as described more fully below), no assurance can be given as to such rate or the rate of principal prepayments in particular. The Depositor is not aware of any relevant publicly available or authoritative statistics with respect to the historical prepayment experience of a large group of mortgage loans comparable to the Mortgage Loans.

        Losses and Shortfalls. The yield to holders of the Offered Certificates will also depend on the extent to which such holders are required to bear the effects of any losses or shortfalls on the Mortgage Loans. Losses and other shortfalls on the Mortgage Loans will, with the exception of any Net Aggregate Prepayment Interest Shortfalls, generally be borne: first, by the holders of the Private Subordinate Certificates, to the extent of amounts otherwise distributable in respect of their Certificates; second, by the holders of the Class D Certificates, to the extent of amounts otherwise distributable in respect of their Certificates; third, by the holders of the Class C Certificates, to the extent of amounts otherwise distributable in respect of their Certificates; fourth, by the holders of the Class B Certificates, to the extent of amounts otherwise distributable in respect of their Certificates; and last, by the holders of the Senior Certificates. Realized Losses and Additional Trust Fund Expenses will be allocated, as and to the extent described herein, to the respective Classes of Principal Balance Certificates, in reverse alphabetical order of the letter portions of their Class designations (with any such allocation to the Class A-1 and Class A-2 Certificates being made on a pro rata basis), in each such case in reduction of the related Certificate Balance. As more fully described herein under "DESCRIPTION OF THE
CERTIFICATES--Distributions--Interest Distribution Amount," Net Aggregate Prepayment Interest Shortfalls will generally be borne by the respective Classes of Certificates on a pro rata basis.

        Certain Relevant Factors. The rate and timing of principal payments and defaults and the severity of losses on the Mortgage Loans may be affected by a number of factors, including, without limitation, prevailing interest rates, the terms of the Mortgage Loans (for example, Lockout Periods, provisions requiring the payment of Prepayment Premiums and amortization terms that require Balloon

Payments), the demographics and relative economic vitality of the areas in which the Mortgaged Properties are located and the general supply and demand for rental units or comparable commercial space, as applicable, in such areas, the quality of management of the Mortgaged Properties, the servicing of the Mortgage Loans, possible changes in tax laws and other opportunities for investment. See "RISK FACTORS--The Mortgage Loans" and "DESCRIPTION OF THE MORTGAGE POOL" herein and "YIELD CONSIDERATIONS--Principal Prepayments" in the Prospectus.

        The rate of prepayment on the Mortgage Pool is likely to be affected by prevailing market interest rates for mortgage loans of a comparable type, term and risk level. When the prevailing market interest rate is below a mortgage interest rate, the related borrower has an incentive to refinance its mortgage loan. As of the Cut-off Date, a substantial portion of the Mortgage Loans (approximately 38.8% of the Initial Pool Balance) may be prepaid at any time subject to the payment of a Prepayment Premium. A requirement that a prepayment be accompanied by a Prepayment Premium may not provide a sufficient economic disincentive to deter a borrower from refinancing at a more favorable interest rate.

        Depending on prevailing market interest rates, the outlook for market interest rates and economic conditions generally, some borrowers may sell or refinance Mortgaged Properties in order to realize their equity therein, to meet cash flow needs or to make other investments. In addition, some borrowers may be motivated by federal and state tax laws (which are subject to change) to sell Mortgaged Properties prior to the exhaustion of tax depreciation benefits.

        The Depositor makes no representation as to the particular factors that will affect the rate and timing of prepayments and defaults on the Mortgage Loans, as to the relative importance of such factors, as to the percentage of the principal balance of the Mortgage Loans that will be prepaid or as to which a default will have occurred as of any date or as to the overall rate of prepayment or default on the Mortgage Loans.

        Delay in Payment of Distributions. Because monthly distributions will not be made to Certificateholders until a date that is scheduled to be at least 19 days following the Due Dates for the Mortgage Loans during the related
Collection Period, the effective yield to the holders of the Offered Certificates will be lower than the yield that would otherwise be produced by the applicable Pass-Through Rates and purchase prices (assuming such prices did not account for such delay).

        Unpaid Interest Distribution Amounts. As described under "DESCRIPTION OF THE CERTIFICATES--Distributions--Application of the Available Distribution Amount" herein, if the portion of the Available Distribution Amount distributable in respect of interest on any Class of Offered Certificates on any Distribution Date is less than the Interest Distribution Amount then payable for such Class, the shortfall will be distributable to holders of such Class of Certificates on subsequent Distribution Dates, to the extent of available funds. Any such shortfall will not bear interest, however, and will therefore negatively affect the yield to maturity of such Class of Certificates for so long as it is outstanding.

WEIGHTED AVERAGE LIFE

        The weighted average life of any Offered Certificate refers to the average amount of time that will elapse from the date of its issuance until each dollar allocable to principal of such Certificate is distributed to the investor. The weighted average life of any Offered Certificate will be influenced by, among other things, the rate at which principal on the Mortgage Loans is paid or otherwise collected or advanced and applied to pay principal of such Offered Certificate.

        Prepayments on mortgage loans may be measured by a prepayment standard or model. The prepayment model used in this Prospectus Supplement is the "Constant Prepayment Rate" or "CPR" model. The CPR model represents an assumed constant rate of prepayment each month, expressed as an annualized percentage of the outstanding principal balance of the Mortgage Loans at the beginning of each period. The CPR model does not purport to be a prediction of the anticipated rate of prepayment of any pool of mortgage loans, including the Mortgage Loans.

        The following tables indicate the percentage of the initial Certificate Balance of each Class of Offered Certificates that would be outstanding after each of the dates shown, and the corresponding weighted average life of each Class of Offered Certificates, if the Mortgage Loans were to prepay at the indicated levels of CPR on the basis of the following assumptions (the "Modeling Assumptions"): (i) the Initial Pool Balance is $212,045,634 and the
characteristics of the Mortgage Loans are as set forth herein, (ii) the respective Pass-Through Rates and initial Certificate Balances of the Class A-1, Class A-2, Class B, Class C and Class D Certificates are as set forth on the cover page of this Prospectus Supplement, (iii) there are no delinquencies, Realized Losses or Additional Trust Fund Expenses in respect of the Mortgage Loans, (iv) scheduled interest and/or principal payments on the Mortgage Loans are timely received, and prepayments are made on the Mortgage Loans on their respective Due Dates at the indicated levels of CPR set forth in the tables, except that no prepayments are made on any Mortgage Loan for so long as it is in a Lockout Period or while prepayments on such Mortgage Loan are required to be accompanied by a Prepayment Premium calculated on the basis of a yield maintenance formula, but such Mortgage Loans will begin to prepay at the indicated levels of CPR commencing (1) in the month of expiration of its Lockout Period, with respect to each of those Mortgage Loans that are subject to a Lockout Period, but as to which Prepayment Premiums are thereafter calculated on the basis of a percentage of the amount prepaid and (2) in the first month following the date set forth in the related Mortgage Note, as to which prepayments made after such date are accompanied by Prepayment Premiums calculated on the basis of a percentage of the amount prepaid, with respect to each of those Mortgage Loans that provide for calculation of the amount of Prepayment Premium on the basis of a yield maintenance formula, (v) the Mortgage Loans have the characteristics described herein under "DESCRIPTION OF THE MORTGAGE POOL", (vi) all prepayments are included in the Principal Distribution Amount regardless of the date received, (vii) none of the Master Servicer, the holders of the REMIC Residual Certificates or the Depositor exercises its or their right of optional termination of the Trust Fund described herein, (viii) no Mortgage Loan is required to be purchased from the Trust Fund, (ix) there are no Prepayment Interest Shortfalls, (x) no Mortgage Rate is modified following the Cut-off Date, (xi) distributions on the Certificates are made on the twentieth day (each assumed to be a business day) of each month, commencing in March 1996, and (xii) the Certificates will be issued on February 29, 1996.

        To the extent that the Mortgage Loans or the Certificates have characteristics that differ from those assumed in preparing the tables, the respective Classes of Offered Certificates may mature earlier or later than indicated by the tables. In particular, it is highly unlikely that the Mortgage Loans will prepay in a manner consistent with the Modeling Assumptions. Furthermore, it is unlikely that the Mortgage Loans will experience no defaults or losses. In addition, variations in the actual prepayment experience and the balance of the Mortgage Loans that prepay may increase or decrease the percentages of initial Certificate Balances (and shorten or extend the weighted average lives) shown in the following tables. Investors are urged to conduct their own analyses of the rates at which the Mortgage Loans may be expected to prepay.



                    PERCENTAGES OF THE INITIAL CERTIFICATE BALANCE OF THE
                 CLASS A-1 CERTIFICATES AT THE RESPECTIVE PERCENTAGES OF CPR


                                             PREPAYMENT ASSUMPTION (CPR)

      DATE               0%             5%             10%             20%              25%
      ----               --             --             ---             ---              ---

Closing Date.....       100%            100%           100%            100%             100%

February 1997....         95              95             95              95               95

February 1998....         91              90             89              87               87

February 1999....         63              62             62              61               61

February 2000....         32              29             26              19               16

February 2001....         17               9              2               0                0

February 2002....          0               0              0               0                0

February 2003....          0               0              0               0                0

February 2004....          0               0              0               0                0

February 2005....          0               0              0               0                0

February 2006              0               0              0               0                0
and
  thereafter.....

Weighted
  Average
  Life (in
  years).........       3.47            3.35           3.25            3.13             3.10




                    PERCENTAGES OF THE INITIAL CERTIFICATE BALANCE OF THE
                 CLASS A-2 CERTIFICATES AT THE RESPECTIVE PERCENTAGES OF CPR


                                             PREPAYMENT ASSUMPTION (CPR)

      DATE               0%             5%             10%             20%              25%
      ----               --             --             ---             ---              ---

Closing Date.....       100%            100%           100%            100%             100%

February 1997....        100             100            100             100              100

February 1998....        100             100            100             100              100

February 1999....        100             100            100             100              100

February 2000....        100             100            100             100              100

February 2001....        100             100            100              93               90

February 2002....         40              40             39              39               38

February 2003....          7               6              5               3                3

February 2004....          4               3              1               0                0

February 2005....          0               0              0               0                0

February 2006              0               0              0               0                0
and
  thereafter.....

Weighted
  Average
  Life (in
  years).........       6.20            6.16           6.12            6.01             5.95



                                      S-91




                    PERCENTAGES OF THE INITIAL CERTIFICATE BALANCE OF THE
                  CLASS B CERTIFICATES AT THE RESPECTIVE PERCENTAGES OF CPR


                                             PREPAYMENT ASSUMPTION (CPR)

      DATE               0%             5%             10%             20%              25%
      ----               --             --             ---             ---              ---

Closing Date.....       100%            100%          100%            100%              100%

February 1997....        100             100           100             100               100

February 1998....        100             100           100             100               100

February 1999....        100             100           100             100               100

February 2000....        100             100           100             100               100

February 2001....        100             100           100             100               100

February 2002....        100             100           100             100               100

February 2002....        100             100           100             100               100

February 2003....        100             100           100             100               100

February 2004....        100             100           100              93                87

February 2005....         65              60            56              49                46

February 2006              0               0             0               0                 0
and
  thereafter.....

Weighted
  Average
  Life (in
  years).........       9.27            9.22          9.16            8.99              8.89



                    PERCENTAGES OF THE INITIAL CERTIFICATE BALANCE OF THE
                  CLASS C CERTIFICATES AT THE RESPECTIVE PERCENTAGES OF CPR


                                              PREPAYMENT ASSUMPTION (CPR)

      DATE               0%             5%             10%             20%               25%
      ----               --             --             ---             ---               ---

Closing Date.....       100%            100%           100%           100%              100%

February 1997....        100             100            100            100               100

February 1998....        100             100            100            100               100

February 1999....        100             100            100            100               100

February 2000....        100             100            100            100               100

February 2001....        100             100            100            100               100

February 2002....        100             100            100            100               100

February 2003            100             100            100            100               100

February 2004....        100             100            100            100               100

February 2005....        100             100            100            100               100

February 2006              0               0              0              0                 0
and
  thereafter.....

Weighted
  Average
  Life (in
  years).........       9.63            9.62           9.62           9.61              9.60


                    PERCENTAGES OF THE INITIAL CERTIFICATE BALANCE OF THE
                  CLASS D CERTIFICATES AT THE RESPECTIVE PERCENTAGES OF CPR


                                             PREPAYMENT ASSUMPTION (CPR)

      DATE               0%             5%             10%             20%              25%
      ----               --             --             ---             ---              ---

Closing Date.....       100%            100%           100%           100%             100%

February 1997....        100             100            100            100              100

February 1998....        100             100            100            100              100

February 1999....        100             100            100            100              100

February 2000....        100             100            100            100              100

February 2001....        100             100            100            100              100

February 2002....        100             100            100            100              100

February 2003....        100             100            100            100              100

February 2004....        100             100            100            100              100

February 2005....        100             100            100            100              100

February 2006              0               0              0              0                0
and
  thereafter.....

Weighted
  Average
  Life (in
  years).........       9.69            9.68           9.67           9.66             9.65


                                 USE OF PROCEEDS

        Substantially all of the proceeds from the sale of the Offered Certificates will be used by the Depositor to purchase the Mortgage Loans and to pay certain expenses in connection with the issuance of the Certificates.


                     CERTAIN FEDERAL INCOME TAX CONSEQUENCES

        Upon the issuance of the Offered Certificates, Thacher Proffitt & Wood, special tax counsel to the Depositor, will deliver its opinion generally to the effect that, assuming compliance with all provisions of the Pooling and Servicing Agreement, for federal income tax purposes, portions of the Trust Fund designated in the Pooling and Servicing Agreement as "REMIC I", "REMIC II" and "REMIC III" respectively, will each qualify as a REMIC under the Internal Revenue Code of 1986 (the "Code"). For federal income tax purposes, (a) the separate non-certificated regular interests in REMIC I will be the "regular interests" in REMIC I, (b) the Class R-I Certificates will evidence the sole class of "residual interests" in REMIC I, (c) the separate non-certificated regular interests in REMIC II will be the "regular interests" in REMIC II, (d) the Class R-II Certificates will evidence the sole class of "residual interests" in REMIC II, (e) the REMIC Regular Certificates will evidence the "regular interests" in REMIC III and generally will be treated as debt instruments of REMIC III, and (f) the Class R-III Certificates will evidence the sole class of "residual interests" in REMIC III. See "CERTAIN FEDERAL INCOME TAX CONSEQUENCES--REMICs" in the Prospectus.

        The Offered Certificates will not be treated as having been issued with original issue discount for federal income tax reporting purposes. The prepayment assumption that will be used in determining the rate of accrual of original issue discount, market discount and premium, if any, for federal income tax purposes will be based on the assumption that subsequent to the date of any determination the Mortgage Loans will prepay at a rate equal to a CPR of 0%. No representation is made that the Mortgage Loans will not prepay or that, if they do, they will prepay at any particular rate. See "CERTAIN FEDERAL INCOME TAX CONSEQUENCES--REMICs--Taxation of Owners of REMIC Regular Certificates--Original Issue Discount" in the Prospectus.

        The Internal Revenue Service (the "IRS") has issued regulations (the "OID Regulations") under Sections 1271 to 1275 of the Code generally addressing the treatment of debt instruments issued with original issue discount. The OID Regulations in some circumstances permit the holder of a debt instrument to recognize original issue discount under a method that differs from that used by the issuer. Accordingly, it is possible that the holder of an Offered
Certificate may be able to select a method for recognizing original issue discount that differs from that used by the Trustee in preparing reports to the Certificateholders and the IRS. Prospective purchasers of Offered Certificates are advised to consult their tax advisors concerning the tax treatment of such Certificates.

        The Offered Certificates will be treated as "qualifying real property loans" within the meaning of Section 593(d) of the Code and "real estate assets" within the meaning of Section 856(c)(5)(A) of the Code. In addition, interest (including original issue discount) on the Offered Certificates will be interest described in Section 856(c)(3)(B) of the Code. However, the Offered Certificates will generally be considered assets described in Section 7701(a)(19)(C) of the Code only to the extent that the Mortgage Loans are secured by residential property and, accordingly, investment in the Offered Certificates may not be suitable for certain thrift institutions.

        For further information regarding the federal income tax consequences of
investing  in  the  Offered  Certificates,   see  "CERTAIN  FEDERAL  INCOME  TAX
CONSEQUENCES--REMICs" in the Prospectus.

                              ERISA CONSIDERATIONS

        A fiduciary of any employee benefit plan or other retirement plan or arrangement, including individual retirement accounts, annuities, Keogh plans, and collective investment funds, separate accounts and general accounts in which such plans, accounts or arrangements are invested, that is subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or
Section 4975 of the Code (each, a "Plan") should carefully review with its legal advisors whether the purchase or holding of Offered Certificates could give rise to a transaction that is prohibited or is not otherwise permitted either under ERISA or Section 4975 of the Code or whether there exists any statutory or administrative exemption applicable thereto.

        The U.S. Department of Labor has issued to the Underwriter an individual prohibited transaction exemption, Prohibited Transaction Exemption No. 89-89, (the "Exemption"), which generally exempts from the application of the prohibited transaction provisions of Section 406 of ERISA, and the excise taxes imposed on such prohibited transactions pursuant to Sections 4975(a) and (b) of the Code and Section 502(i) of ERISA, certain transactions, among others, relating to the servicing and operation of mortgage pools, such as the Mortgage Pool, and the purchase, sale and holding of mortgage pass-through certificates, such as the Class A Certificates, underwritten by an "underwriter," provided that certain conditions set forth in the Exemption are satisfied. For purposes of this discussion, the term "underwriter" shall include (a) Salomon Brothers Inc, (b) any person directly or indirectly, through one or more intermediaries, controlling, controlled by or under common control with Salomon Brothers Inc, and (c) any member of the underwriting syndicate or selling group of which a person described in (a) or (b) is a manager or co-manager with respect to the Class A Certificates.

        The Exemption sets forth six general conditions that must be satisfied for a transaction involving the purchase, sale and holding of Class A
Certificates to be eligible for exemptive relief thereunder. First, the acquisition of such Certificates by a Plan must be on terms that are at least as favorable to the Plan as they would be in an arm's-length transaction with an unrelated party. Second, the rights and interests evidenced by the Class A Certificates must not be subordinated to the rights and interests evidenced by the other certificates of the same trust. Third, the Class A Certificates at the time of acquisition by the Plan must be rated in one of the three highest generic rating categories by Standard & Poor's, Duff & Phelps Credit Rating Co. ("Duff & Phelps"), Moody's Investors Service, Inc., ("Moody's") or Fitch. Fourth, the Trustee cannot be an affiliate of any other member of the "Restricted Group", which consists of the Underwriter, the Depositor, the Master Servicer, the Special Servicer, the Trustee, any sub-servicer, and any mortgagor with respect to Mortgage Loans constituting more than 5% of the aggregate unamortized principal balance of the Mortgage Loans as of the date of initial issuance of the Class A Certificates. Fifth, the sum of all payments made to and retained by the Underwriter must represent not more than reasonable compensation for underwriting the Class A Certificates; the sum of all payments made to and retained by the Depositor pursuant to the assignment of the Mortgage Loans to the Trust Fund must represent not more than the fair market value of such obligations; and the sum of all payments made to and retained by the Master Servicer, the Special Servicer or any sub-servicer must represent not more than reasonable compensation for such person's services under the Pooling and Servicing Agreement and reimbursement of such person's reasonable expenses in connection therewith. Sixth, the investing Plan must be an accredited investor as defined in Rule 501(a)(1) of Regulation D of the Securities and Exchange Commission under the Securities Act.

        Because the Class A Certificates are not subordinate to any other Class of Certificates, the second general condition set forth above is satisfied with respect to such Certificates. It is a condition of the issuance of the Class A Certificates that they be rated not lower than "AAA" by each of Fitch and Standard & Poor's; thus, the third general condition set forth above is satisfied with respect to the Class A Certificates as of the Closing Date. In addition, the fourth general condition set forth above is also satisfied as of the Closing Date. A fiduciary of a Plan contemplating purchasing a Class A Certificate in the secondary market also must make its own determination that, at the time of such purchase, the Class A Certificates continue to satisfy the third and fourth general conditions set forth above. A fiduciary of a Plan contemplating the purchase of a Class A Certificate also must make its own determination that the first, fifth and sixth general conditions set forth above will be satisfied with respect to such Class A Certificate as of the date of such purchase.

        The Exemption also requires that the Trust Fund meet the following requirements: (i) the Trust Fund must consist solely of assets of the type that have been included in other investment pools; (ii) certificates in such other investment pools must have been rated in one of the three highest categories of Standard & Poor's, Duff & Phelps, Moody's or Fitch for at least one year prior to the Plan's acquisition of Class A Certificates; and (iii) certificates in such other investment pools must have been purchased by investors other than Plans for at least one year prior to any Plan's acquisition of Class A Certificates.

        If the general conditions of the Exemption are satisfied, the Exemption may provide an exemption from the restrictions imposed by Sections 406(a) and 407(a) of ERISA (as well as the excise taxes imposed by Sections 4975(a) and (b) of the Code by reason of Sections 4975(c)(1)(A) through (D) of the Code) in connection with (i) the direct or indirect sale, exchange or transfer of Class A Certificates in the initial issuance of Certificates between the Depositor or the Underwriter and a Plan when the Depositor, the Underwriter, the Trustee, the Master Servicer, the Special Servicer, any sub-servicer or any mortgagor is a "Party in Interest," as defined in the Prospectus, with respect to the investing Plan, (ii) the direct or indirect acquisition or disposition in the secondary market of Class A Certificates by a Plan and (iii) the holding of Class A Certificates by a Plan. However, no exemption is provided from the restrictions of Sections 406(a)(1)(E), 406(a)(2) and 407 of ERISA for the acquisition or holding of a Class A Certificate on behalf of an "Excluded Plan" by any person who has discretionary authority or renders investment advice with respect to the assets of such Excluded Plan. For purposes hereof, an Excluded Plan is a Plan sponsored by any member of the Restricted Group.

        If certain specific conditions of the Exemption are also satisfied, the Exemption may provide an exemption from the restrictions imposed by Sections 406(b)(1) and (b)(2) of ERISA and the taxes imposed by Section 4975(c)(1)(E) of the Code in connection with (1) the direct or indirect sale, exchange or transfer of Class A Certificates in the initial issuance of Certificates between the Depositor or the Underwriter and a Plan when the person who has discretionary authority or renders investment advice with respect to the investment of such Plan's assets in such Certificates is (a) a mortgagor with respect to 5% or less of the fair market value of the Mortgage Loans or (b) an affiliate of such a person, (2) the direct or indirect acquisition or disposition in the secondary market of Class A Certificates by such Plan and (3) the holding of Class A Certificates by such Plan.

        Further, if certain specific conditions of the Exemption are satisfied, the Exemption may provide an exemption from the restrictions imposed by Sections 406(a), 406(b) and 407(a) of ERISA, and the taxes imposed by Sections 4975(a) and (b) of the Code by reason of Section 4975(c) of the Code for transactions in connection with the servicing, management and operation of the Mortgage Pool. The Depositor expects that the specific conditions of the Exemption required for this purpose will be satisfied with respect to the Class A Certificates.

        The Exemption also may provide an exemption from the restrictions imposed by Sections 406(a) and 407(a) of ERISA, and the taxes imposed by Sections 4975(a) and (b) of the Code by reason of Sections 4975(c)(1)(A) through
(D) of the Code if such restrictions are deemed to otherwise apply merely because a person is deemed to be a Party in Interest with respect to an investing Plan by virtue of providing services to the Plan (or by virtue of having certain specified relationships to such a person) solely as a result of the Plan's ownership of Class A Certificates. A purchaser of a Class A Certificate should be aware, however, that even if the conditions specified in one or more parts of the Exemption is satisfied, the scope of relief provided by the Exemption may not cover all acts that may be considered prohibited transactions.

        Before purchasing a Class A Certificate, a fiduciary of a Plan should itself confirm that the specific and general conditions of the Exemption and the other requirements set forth in the Exemption would be satisfied. In addition to making its own determination as to the availability of the exemptive relief provided in the Exemption, the Plan fiduciary should consider the availability of any other prohibited transaction exemptions. See "ERISA Considerations" in the Prospectus.

        THE CHARACTERISTICS OF THE CLASS B, CLASS C AND CLASS D CERTIFICATES DO NOT MEET THE REQUIREMENTS OF THE EXEMPTION. ACCORDINGLY, CERTIFICATES OF THOSE CLASSES MAY NOT BE ACQUIRED BY, ON BEHALF OF OR WITH ASSETS OF A PLAN, UNLESS SUCH TRANSACTION IS COVERED BY A PROHIBITED TRANSACTION CLASS EXEMPTION ("PTCE") ISSUED BY THE U.S. DEPARTMENT OF LABOR, SUCH AS: PTCE 95-60, REGARDING
INVESTMENTS BY INSURANCE COMPANY GENERAL ACCOUNTS; PTCE 90-1, REGARDING INVESTMENTS BY INSURANCE COMPANY POOLED SEPARATE ACCOUNTS; PTCE 91-38, REGARDING INVESTMENTS BY BANK COLLECTIVE INVESTMENT FUNDS; AND PTCE 84-14, REGARDING TRANSACTIONS EFFECTED BY "QUALIFIED PROFESSIONAL ASSET MANAGERS". THERE CAN BE NO ASSURANCE THAT ANY OF THESE EXEMPTIONS WILL APPLY WITH RESPECT TO ANY PARTICULAR PLAN'S INVESTMENT IN OFFERED CERTIFICATES OR, EVEN IF AN EXEMPTION WERE DEEMED TO APPLY, THAT ANY EXEMPTION WOULD APPLY TO ALL PROHIBITED
TRANSACTIONS THAT MAY OCCUR IN CONNECTION WITH SUCH INVESTMENT. BEFORE PURCHASING CLASS B, CLASS C OR CLASS D CERTIFICATES BASED ON THE AVAILABILITY OF ANY SUCH EXEMPTION, A PLAN FIDUCIARY SHOULD ITSELF CONFIRM THAT ALL APPLICABLE CONDITIONS AND OTHER REQUIREMENTS SET FORTH IN SUCH EXEMPTION HAVE BEEN SATISFIED. ANY SUCH PLAN OR PERSON TO WHOM A TRANSFER OF ANY SUCH CERTIFICATE OR INTEREST THEREIN IS MADE SHALL BE DEEMED TO HAVE REPRESENTED TO THE DEPOSITOR, THE MASTER SERVICER, THE SPECIAL SERVICER, THE TRUSTEE AND ANY SUB-SERVICER THAT THE PURCHASE AND HOLDING OF SUCH CERTIFICATE IS SO EXEMPT ON THE BASIS OF THE AVAILABILITY OF A PTCE.


                                LEGAL INVESTMENT

        As of the Closing Date, the Offered Certificates will not constitute "mortgage related securities" for purposes of the Secondary Mortgage Market Enhancement Act of 1984 ("SMMEA"). As a result, the appropriate characterization of the Offered Certificates under various legal investment restrictions, and thus the ability of investors subject to these restrictions to purchase the Offered Certificates of any Class, may be subject to significant interpretative uncertainties. In addition, institutions whose investment activities are subject to review by federal or state regulatory authorities may be or may become subject to restrictions on the investment by such institutions in certain forms of mortgage related securities. Investors should consult their own legal advisors to determine whether and to what extent the Offered Certificates constitute legal investments for them. See "LEGAL INVESTMENT" in the Prospectus.

        The Depositor makes no representation as to the ability of particular investors to purchase the Offered Certificates under applicable legal investment or other restrictions. All institutions whose investment activities are subject to legal investment laws and regulations, regulatory capital requirements or review by regulatory authorities should consult with their own legal advisors in determining whether and to what extent the Offered Certificates constitute legal investments for them or are subject to investment, capital or other restrictions. See "LEGAL INVESTMENT" in the Prospectus.


                             METHOD OF DISTRIBUTION

        Subject  to the  terms  and  conditions  set  forth  in an  underwriting agreement (the "Underwriting Agreement") between the Depositor and the Underwriter, the Depositor has agreed to sell to Salomon Brothers Inc (the "Underwriter"), and the Underwriter has agreed to purchase, the entire Certificate Balance of each Class of Offered Certificates.

        In the Underwriting Agreement, the Underwriter has agreed to purchase all of the Offered Certificates if any are purchased. Proceeds to the Depositor from the sale of the Offered Certificates, before deducting expenses payable by the Depositor, will be approximately 101.8489% of the initial aggregate Certificate Balance of the Offered Certificates, plus accrued interest from the Cut-off Date.

        Distribution of the Offered Certificates will be made by the Underwriter from time to time in negotiated transactions or otherwise at varying prices to be determined at the time of sale. The Underwriter may effect such transactions by selling the Offered Certificates to or through dealers, and such dealers may receive compensation in the form of underwriting discounts, concessions or commissions from the Underwriter. In connection with the purchase and sale of the Offered Certificates, the Underwriter may be deemed to have received compensation from the Depositor in the form of underwriting discounts. The Underwriter and any dealers that participate with the Underwriter in the distribution of the Offered Certificates may be deemed to be underwriters and any profit on the resale of the Offered Certificates positioned by them may be deemed to be underwriting discounts and commissions under the Securities Act.

        Purchasers of the Offered Certificates, including dealers, may, depending on the facts and circumstances of such purchases, be deemed to be "underwriters" within the meaning of the Securities Act in connection with reoffers and sales by them of Offered Certificates. Certificateholders should consult with their legal advisors in this regard prior to any such reoffer or sale.

        The Depositor also has been advised by the Underwriter that the Underwriter, through one or more of its affiliates, currently intends to make a market in the Offered Certificates; however, the Underwriter has no obligation to do so, any market making may be discontinued at any time and there can be no assurance that an active public market for the Offered Certificates will develop. See "RISK FACTORS--Limited Liquidity" herein and in the Prospectus.

        The Depositor has agreed to indemnify the Underwriter and each person, if any, who controls the Underwriter within the meaning of Section 15 of the Securities Act against, or make contributions to the Underwriter and each such controlling person which respect to, certain liabilities, including liabilities under the Securities Act. The Mortgage Loan Seller has agreed to indemnify the Depositor and the Underwriter with respect to certain liabilities, including liabilities under the Securities Act, relating to the Mortgage Loans.

                                  LEGAL MATTERS

        Certain legal matters will be passed upon for the Depositor and for the Underwriter by Thacher Proffitt & Wood, New York, New York.

                                     RATINGS

        It is a condition of their issuance that each Class of Class A Certificates be rated not lower than "AAA" by each of Fitch and Standard & Poor's (together, the "Rating Agencies"), that the Class B Certificates be rated not lower than "AA" by each of the Rating Agencies, that the Class C Certificates be rated not lower than "A" by each of the Rating Agencies and that the Class D Certificates be rated not lower than "BBB" by each of the Rating Agencies.

        The ratings on the Offered Certificates address the likelihood of the receipt by holders thereof of all distributions of interest to which they are entitled on a timely basis and of all distributions of principal to which they are entitled by the Rated Final Distribution Date. See "DESCRIPTION OF THE CERTIFICATES--Assumed Final Distribution Date; Rated Final Distribution Date" herein. The ratings take into consideration the credit quality of the Mortgage Pool, structural and legal aspects associated with the Offered Certificates, and the extent to which the payment stream from the Mortgage Pool is adequate to make payments required under the Offered Certificates. The ratings on the Offered Certificates do not, however, represent any assessment of (i) the likelihood or frequency of prepayments on the Mortgage Loans, (ii) the degree to which the frequency of prepayments might differ from that originally anticipated, or (iii) whether or to what extent Prepayment Premiums may be received.

        There can be no assurance that any rating agency not requested to rate the Offered Certificates will not nonetheless issue a rating to any or all Classes thereof and, if so, what such rating or ratings would be. A rating assigned to any Class of Offered Certificates by a rating agency that has not been requested by the Depositor to do so may be lower than the rating assigned thereto by either or both of the Rating Agencies.

        The ratings on the Offered Certificates should be evaluated independently from similar ratings on other types of securities. A security rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time by the assigning rating agency. See "RISK FACTORS--Limited Nature of Ratings" in the Prospectus.

                         INDEX OF PRINCIPAL DEFINITIONS

                                                                                          PAGE


30/360 basis   ...........................................................................S-42
Additional Trust Fund Expenses......................................................S-12, S-79
Advance        ...........................................................................S-80
Appraisal Reduction Amount................................................................S-80
Assumed Final Distribution Date............................................................S-1
Assumed Net Cash Flow.....................................................................S-46
Assumed Scheduled Payment...........................................................S-20, S-76
Available Distribution Amount.......................................................S-15, S-72
Balloon Payment............................................................................S-8
Cap Source Loans..........................................................................S-42
Certificate Balance..................................................................S-2, S-11
Certificate Owner.........................................................................S-69
Certificate Registrar.....................................................................S-84
Certificateholders..................................................................S-10, S-72
Certificates   .................................................................S-1, S-4, S-69
Class          .................................................................S-1, S-4, S-69
Class A Certificates......................................................................S-69
Class A Principal Distribution Cross-Over Date............................................S-75
Class IO Notional Amount.......................................................S-2, S-12, S-70
Closing Date   ............................................................................S-6
ClubHouse Borrowers.......................................................................S-39
ClubHouse Crossed Borrowers...............................................................S-39
ClubHouse Crossed Mortgages...............................................................S-39
ClubHouse Franchisor......................................................................S-41
ClubHouse Manager.........................................................................S-41
ClubHouse Properties......................................................................S-39
Code           .....................................................................S-28, S-94
Collection Period...................................................................S-14, S-71
Comparative Financial Status Report.......................................................S-82
Compensating Interest Payment.......................................................S-23, S-60
Component      .....................................................................S-12, S-70
Component A    ...........................................................................S-70
Component B    ...........................................................................S-70
Component C    ...........................................................................S-70
Component D    ...........................................................................S-70
Corrected Mortgage Loan...................................................................S-58
CPR            ...........................................................................S-89
Custodian      ...........................................................................S-55
Cut-off Date   .......................................................................S-1, S-6
Definitive Certificate....................................................................S-69
Delinquent Loan Status Report.............................................................S-82
Depositor      .......................................................................S-1, S-4
Determination Date..................................................................S-14, S-71
Distribution Date..............................................................S-2, S-14, S-72
Distribution Date Statement...............................................................S-81
DSCR           ...........................................................................S-45
DTC            ......................................................................S-6, S-69

                                     S-100


                                                                                          Page

DTC Rules      ...........................................................................S-70
Due Date       ............................................................................S-8
Duff & Phelps  ...........................................................................S-95
ERISA          .....................................................................S-29, S-95
Excess Cash Flow....................................................................S-18, S-75
Excluded Plan  ...........................................................................S-96
Exemption      ...........................................................................S-95
Extension Adviser....................................................................S-5, S-64
Fitch          ......................................................................S-1, S-29
Form 8-K       ...........................................................................S-57
GAAP           ...........................................................................S-48
GLA            ...........................................................................S-39
Greenwich      ...........................................................................S-42
Greenwich Loans...........................................................................S-42
Gross Room Revenues.......................................................................S-41
Historical Loan Modification Report.......................................................S-82
Historical Loss Estimate Report...........................................................S-83
Hotel Loan     ...........................................................................S-46
Individual ClubHouse Loan.................................................................S-39
Initial Pool Balance............................................................S-1, S-6, S-36
Interest Distribution Amount........................................................S-19, S-75
IRS            ...........................................................................S-94
Loan Portfolio Analysis System............................................................S-84
Lockout Expiration Date..............................................................S-8, S-42
Lockout Period ......................................................................S-8, S-42
LPAS           ...........................................................................S-84
Majority Subordinate Holder...............................................................S-67
Master Servicer......................................................................S-4, S-59
Master Servicing Fee......................................................................S-60
Master Servicing Fee Rate.................................................................S-60
Midland        ......................................................................S-4, S-59
Modeling Assumptions......................................................................S-90
Modified Mortgage Loan....................................................................S-81
Monthly Payments...........................................................................S-8
Moody's        ...........................................................................S-95
Mortgage       ...........................................................................S-36
Mortgage File  ...........................................................................S-55
Mortgage Loan Purchase Agreement..........................................................S-55
Mortgage Loan Seller......................................................S-2, S-6, S-42, S-55
Mortgage Loans .................................................................S-1, S-6, S-36
Mortgage Note  ...........................................................................S-36
Mortgage Pool  ............................................................................S-1
Mortgage Rates ............................................................................S-8
Mortgaged Property..............................................................S-1, S-7, S-36
Multifamily Loan..........................................................................S-45
Net Aggregate Prepayment Interest Shortfall.........................................S-24, S-61
Net Mortgage Rate...................................................................S-13, S-71
Nonrecoverable P&I Advance................................................................S-80
Normalized Leasing Commissions............................................................S-47
Normalized Tenant Improvement Costs.......................................................S-47

                                     S-101


                                                                                          Page

Offered Certificates............................................................S-1, S-4, S-69
OID Regulations...........................................................................S-94
Open Period    ...........................................................................S-42
Operating Adviser....................................................................S-5, S-62
Operating Statement Analysis..............................................................S-83
P&I Advance    .....................................................................S-22, S-79
Participants   ...........................................................................S-69
Pass-Through Rate..........................................................................S-2
Payment Differential......................................................................S-43
Plan           .....................................................................S-29, S-95
Pooling and Servicing Agreement.....................................................S-10, S-69
Prepayment Interest Excess..........................................................S-24, S-60
Prepayment Interest Shortfall.......................................................S-24, S-60
Prepayment Premium...................................................................S-8, S-42
Principal Balance Certificates.......................................................S-4, S-70
Principal Distribution Amount.......................................................S-19, S-76
Private Certificates............................................................S-2, S-4, S-69
Private Subordinate Certificates...............................................S-2, S-17, S-78
PTCE           ...........................................................................S-97
Purchase Price ...........................................................................S-55
Rated Final Distribution Date..............................................................S-1
Rating Agencies................................................................S-1, S-30, S-98
Realized Losses.....................................................................S-11, S-78
Redmond Borrower..........................................................................S-37
Redmond East Loan.........................................................................S-37
Redmond Management Agreement..............................................................S-38
Redmond Manager...........................................................................S-38
Redmond Replacement/Leasing Reserve.......................................................S-39
Reimbursement Rate..................................................................S-23, S-80
Related Proceeds..........................................................................S-80
REMIC          ......................................................................S-2, S-28
REMIC Provisions....................................................................S-64, S-66
REMIC Regular Certificates......................................................S-2, S-4, S-69
REMIC Residual Certificates.....................................................S-2, S-4, S-69
REO Extension  ...........................................................................S-67
REO Property   ......................................................................S-5, S-58
REO Status Report.........................................................................S-83
REO Tax        ...........................................................................S-67
Required Appraisal Loan...................................................................S-80
Resolution Fee ...........................................................................S-61
RFG Loans      ...........................................................................S-42
ROI Loan       ...........................................................................S-46
Salomon Conduit Loans.....................................................................S-42
Salomon Originated Loans..................................................................S-42
Scheduled Payment...................................................................S-20, S-76
Securities Act ...........................................................................S-69
Senior Certificates.................................................................S-24, S-69
Servicing Fees ...........................................................................S-61
Servicing Transfer Event..................................................................S-58
SMMEA          ...........................................................................S-97


                                     S-102


                                                                                          Page

Special Servicer..........................................................................S-59
Special Servicing Fee.....................................................................S-61
Special Servicing Fee Rate................................................................S-61
Specially Serviced Mortgage Loans....................................................S-5, S-58
Specially Serviced Trust Fund Assets......................................................S-58
Standard & Poor's....................................................................S-1, S-30
Stated Principal Balance............................................................S-14, S-71
Subordinate Certificates............................................................S-24, S-69
TNRCC          ...........................................................................S-44
Trailing Twelve Month Reports.............................................................S-45
Trust Fund     ................................................................S-1, S-10, S-69
Trustee        .......................................................................S-2, S-4
Trustee's Fee  ...........................................................................S-86
Uncovered Portion.........................................................................S-62
Underwriter    .................................................................S-1, S-4, S-97
Underwriting Agreement....................................................................S-97
Union Capital Loans.......................................................................S-42
Voting Rights  ...........................................................................S-85
Weighted Average Net Mortgage Rate..................................................S-13, S-71
Wichita ClubHouse Loan....................................................................S-39


                                                                         ANNEX A


Loan ID Property Name              Address                         City            State   Originator
------------------------------------------------------------------------------------------------------------------------------------
  48   Redmond East               6742 185th. Ave. NE.             Redmond           WA    Salomon Brothers Realty Corp.
  11   Emerald Bay                4701 E. Sahara Avenue            Las Vegas         NV    Greenwich Capital Financial Products Inc.
  26   Raritan Mall               Rt. 202 South at Orlando Dr.     Raritan           NJ    RFG Financial, Inc.
  42   Kings Bridge               1450 Raintree Way                Roswell           GA    Greenwich Capital Financial Products Inc.
  43   Brookgreen/Lantana         510-530 Fairwood Ave             Clearwater        FL    Greenwich Capital Financial Products Inc.
  22   Vista Hills                1800 Lee Trevino Dr.             El Paso           TX    RFG Financial, Inc.
  53   Lansbury Village Apts.     3386 Lansbury Village Drive      Atlanta           GA    Union Capital
  23   Plymouth Park              750 Plymouth Park Blvd.          Irving            TX    RFG Financial, Inc.
  24   Peach Festival             GA Hwy. 49 & I-75                Byron             GA    RFG Financial, Inc.
  33   Omaha                      11515 Miracle Hills Drive        Omaha             NE    Salomon Brothers Realty Corp.
  52   Crossroads at Middlebury   850,860,900 & 930 Straits Tkpe.  Middlebury        CT    RFG Financial, Inc.
  25   Goethals Park              2525 Brunswick Ave.              Linden            NJ    RFG Financial, Inc.
  37   Galleria                   2-40 Bridge Ave.                 Red Bank          NJ    RFG Financial, Inc.
  38   Las Palmas                 803 Castroville Rd.              San Antonio       TX    RFG Financial, Inc.
  5    Heritage Village           105 Sunnyside Road               Temple Terrace    FL    Greenwich Capital Financial Products Inc.
  34   Overland Park              10610 Marty                      Overland Park     KS    Salomon Brothers Realty Corp.
  49   Luria Plaza                11200 - 11350 Pines Blvd.        Pembrooke Pines   FL    CapSource
  29   Northmoor Apartments       690 Lindbergh Dr.                Atlanta           GA    Union Capital
  30   Colonial Oaks              1029 Franklin Road               Marietta          GA    Union Capital
  35   Knoxville                  208 Market Place Lane            Knoxville         TN    Salomon Brothers Realty Corp.
  36   Atlanta                    5945 Oakbrook Parkway            Atlanta           GA    Salomon Brothers Realty Corp.
  51   Grove Park                 1405-1635 US Hwy. 98 South       Lakeland          FL    RFG Financial, Inc.
  27   Manzanita Plaza            3000 West Valencia               Tucson            AZ    RFG Financial, Inc.
  54   Strathmore S/C             125 Rt. 34                       Aberdeen          NJ    Salomon Brothers Realty Corp.
  12   West Harbor                6300 Mosley Dickson              Macon             GA    Greenwich Capital Financial Products Inc.
  28   Benchmark Crossing         Hwy. 290 & Hollister             Houston           TX    RFG Financial, Inc.
  21   42 West 48th Street        42 West 48th St.                 New York          NY    RFG Financial, Inc.
  50   Edmond Plaza               1700 S. Broadway                 Edmond            OK    RFG Financial, Inc.
  31   Continental                50 Glenwood Road                 Greenville        SC    Union Capital
  47   Wichita                    515 South Webb Road              Wichita           KS    Salomon Brothers Realty Corp.
  32   Cross Creek                2415 Dawson Road                 Albany            GA    Greenwich Capital Financial Products Inc.
  20   Dobbin Square              6480 Dobbin Way                  Columbia          MD    RFG Financial, Inc.
  1    Ranch Park                 5502 49th Street                 Lubbock           TX    Greenwich Capital Financial Products Inc.
  9    Northlake I                3535 Lawrenceville Hwy           Tucker            GA    Greenwich Capital Financial Products Inc.
  6    Pelican Point              6009 Bellaire                    Houston           TX    Greenwich Capital Financial Products Inc.
  13   Ashley Woods               3900 N. Side Drive               Macon             GA    Greenwich Capital Financial Products Inc.
  8    Beaumonde                  18044 Old Covington  Hwy         Hammond           LA    Greenwich Capital Financial Products Inc.
  4    English Oaks               1320 Gessner                     Houston           TX    Greenwich Capital Financial Products Inc.
  10   Northlake II               3665 Lawrenceville Hwy           Tucker            GA    Greenwich Capital Financial Products Inc.
  7    West 109th Street          225-235-245-247 W. 109           New York          NY    Greenwich Capital Financial Products Inc.
  14   West 14th Street           322 W. 14th Street               New York          NY    Greenwich Capital Financial Products Inc.
  2    Timber Ridge               2602 82nd Street                 Lubbock           TX    Greenwich Capital Financial Products Inc.
  3    Windy Ridge                5430 50thStreet                  Lubbock           TX    Greenwich Capital Financial Products Inc.

                                                                                                                      Remaining
                                                                                                                       Term to
                                                                 % of Initial                                       Maturity as of
                               Original         Cut-off Date         Pool    Mortgage      Annual Debt    Maturity   the Cut-off
Loan ID                       Balance(1)           Balance          Balance    Rate        Service(2)      Date       Date(mo.)
------------------------------------------------------------------------------------------------------------------------------------
  48                          $28,300,000       $28,276,818.05       13.34%   8.375%       $2,648,308      1/1/06    119
  11                          $11,850,000       $11,745,453.79        5.54%   9.550%       $1,200,886      9/1/01    67
  26                          $11,700,000       $11,623,738.39        5.48%   8.875%       $1,166,237      7/1/98    29
  42                           $8,070,500        $8,016,048.25        3.78%   9.850%         $839,178     12/1/01    70
  43                           $7,423,700        $7,372,416.02        3.48%   9.350%         $739,765     12/1/01    70
  22                           $7,000,000        $6,956,250.78        3.28%  10.750%         $787,864     12/1/01    70
  53                           $6,950,000        $6,945,453.74        3.28%   8.125%         $619,243      1/1/06    119
  23                           $6,972,000        $6,937,843.51        3.27%  11.000%         $796,752      1/1/00    47
  24                           $6,700,000        $6,654,398.71        3.14%  10.625%         $755,298      2/1/02    72
  33                           $6,040,000        $6,002,015.08        2.83%   8.700%         $638,203     10/1/05    116
  52                           $5,550,000        $5,539,426.23        2.61%   8.625%         $541,903     12/1/02    82
  25                           $5,500,000        $5,425,636.93        2.56%  10.875%         $675,639      3/1/00    49
  37                           $5,300,000        $5,285,711.13        2.49%   9.000%         $533,729     11/1/05    117
  38                           $5,300,000        $5,280,477.95        2.49%   8.875%         $528,295     10/1/02    80
  5                            $5,300,000        $5,255,595.97        2.48%  10.100%         $562,841      9/1/01    67
  34                           $5,210,000        $5,177,234.86        2.44%   8.700%         $550,503     10/1/05    116
  49                           $5,100,000        $5,094,407.59        2.40%   9.000%         $492,429     12/1/05    118
  29                           $4,960,000        $4,937,059.29        2.33%   8.870%         $494,202      9/1/02    79
  30                           $4,875,000        $4,860,915.58        2.29%   8.800%         $462,310      9/1/05    115
  35                           $4,880,000        $4,849,310.18        2.29%   8.700%         $515,634     10/1/05    116
  36                           $4,870,000        $4,839,373.06        2.28%   8.700%         $514,578     10/1/05    116
  51                           $4,700,000        $4,695,446.00        2.21%   8.500%         $454,148      1/1/03    83
  27                           $4,612,500        $4,597,096.89        2.17%   9.000%         $445,359      8/1/02    78
  54                           $4,600,000        $4,595,723.06        2.17%   8.750%         $453,823      1/1/06    119
  12                           $4,460,000        $4,426,948.93        2.09%   9.750%         $459,819     11/1/04    105
  28                           $3,800,000        $3,780,115.19        1.78%   9.250%         $390,510      8/1/05    114
  21                           $3,800,000        $3,721,095.78        1.75%  10.625%         $459,096     10/1/99    44
  50                           $3,650,000        $3,646,389.99        1.72%   8.375%         $349,007      1/1/06    119
  31                           $3,410,000        $3,400,148.15        1.60%   8.800%         $323,380      9/1/05    115
  47                           $3,400,000        $3,376,535.10        1.59%   7.950%         $339,999     10/1/05    116
  32                           $2,600,000        $2,580,575.06        1.22%   9.620%         $275,200      5/1/02    75
  20                           $2,575,000        $2,536,027.82        1.20%  10.125%         $283,516      8/1/99    42
  1                            $1,875,000        $1,858,629.98        0.88%   9.900%         $195,793      8/1/01    66
  9                            $1,860,000        $1,845,537.65        0.87%   9.850%         $193,404     10/1/01    68
  6                            $1,825,000        $1,798,450.94        0.85%  10.010%         $199,160      8/1/01    66
  13                           $1,500,000        $1,492,412.83        0.70%  10.450%         $163,981      2/1/05    108
  8                            $1,350,000        $1,342,374.81        0.63%  10.700%         $150,615     12/1/01    70
  4                            $1,275,000        $1,260,809.55        0.59%  10.450%         $143,914     11/1/01    69
  10                           $1,140,000        $1,131,135.91        0.53%   9.850%         $118,538     10/1/01    68
  7                              $920,000          $910,907.81        0.43%  11.160%         $109,484     11/1/01    69
  14                             $900,000          $895,682.07        0.42%  10.700%         $100,410      2/1/05    108
  2                              $600,000          $594,761.51        0.28%   9.900%          $62,654      8/1/01    66
  3                              $487,500          $483,243.82        0.23%   9.900%          $50,906      8/1/01    66

   43 Loans/Total/Wtd. Avg.  $213,191,203      $212,045,633.94      100.00%   9.256%      $21,786,515                88

-------------------
(1) As of origination date.
(2) 12 times the amount of the Monthly Payment in effect as of the Cut-off Date.


                                  Original    Remaining
                                Amortization Amortization
 Loan ID Property Name            Term(mo.)   Term(mo.)  Prepayment Penalty Restrictions
---------------------------------------------------------------------------------------------------------------------------
   48    Redmond East                324       323     Lockout then Greater of 1%/Yield Maint.
   11    Emerald Bay                 360       343     Yield Maint. then Declining Pct.
   26    Raritan Mall                300       293     Lockout then Declining Pct.
   42    Kings Bridge                360       346     Greater of 1%/Yield Maint. then Declining Pct.
   43    Brookgreen/Lantana          360       346     Greater of 1%/Yield Maint. then Declining Pct.
   22    Vista Hills                 348       334     Lockout then Yield Maint.
   53    Lansbury Village Apts.      360       359     Lockout then Greater of 1%/Yield Maint.
   23    Plymouth Park               360       347     Lockout then Yield Maint.
   24    Peach Festival              324       312     Lockout then Yield Maint.
   33    Omaha                       240       236     Yield Maint.
   52    Crossroads at Middlebury    300       298     Lockout then Greater of 1%/Yield Maint.
   25    Goethals Park               240       229     Lockout then Yield Maint.
   37    Galleria                    300       297     Lockout then Yield Maint.
   38    Las Palmas                  300       296     Lockout then Yield Maint.
   5     Heritage Village            360       342     Yield Maint. then Declining Pct.
   34    Overland Park               240       236     Yield Maint.
   49    Luria Plaza                 360       358     Greater of 1%/Yield Maint. then Declining Pct.
   29    Northmoor Apartments        300       295     Lockout then Yield Maint.
   30    Colonial Oaks               360       355     Lockout then Yield Maint.
   35    Knoxville                   240       236     Yield Maint.
   36    Atlanta                     240       236     Yield Maint.
   51    Grove Park                  300       299     Lockout then Greater of 1%/Yield Maint.
   27    Manzanita Plaza             360       354     Lockout then Yield Maint.
   54    Strathmore S/C              300       299     Lockout then Greater of 1%/Yield Maint.
   12    West Harbor                 360       345     Yield Maint. then Declining Pct.
   28    Benchmark Crossing          300       294     Lockout then Yield Maint.
   21    42 West 48th Street         240       224     Lockout then Yield Maint.
   50    Edmond Plaza                300       299     Lockout then Greater of 1%/Yield Maint.
   31    Continental                 360       355     Lockout then Yield Maint.
   47    Wichita                     240       236     Yield Maint.
   32    Cross Creek                 300       291     Greater of 1%/Yield Maint. then Declining Pct.
   20    Dobbin Square               300       281     Lockout then Yield Maint.
   1     Ranch Park                  360       342     Yield Maint. then Declining Pct.
   9     Northlake I                 360       344     Yield Maint. then Declining Pct.
   6     Pelican Point               300       282     Yield Maint. then Declining Pct.
   13    Ashley Woods                360       348     Greater of 1%/Yield Maint. then Declining Pct.
   8     Beaumonde                   360       346     Yield Maint. then Declining Pct.
   4     English Oaks                300       285     Yield Maint. then Declining Pct.
   10    Northlake II                360       344     Yield Maint. then Declining Pct.
   7     West 109th Street           300       285     Yield Maint. then Declining Pct.
   14    West 14th Street            360       348     Greater of 1%/Yield Maint. then Declining Pct.
   2     Timber Ridge                360       342     Yield Maint. then Declining Pct.
   3     Windy Ridge                 360       342     Yield Maint. then Declining Pct.

      43 Loans/Total/Wtd. Avg.       318       310


                                                                                                                              Occu-
                                                                                   Open                               Occu-   pancy
                                                                                  Period                              pancy   As-of
Loan ID   Prepayment Penalty Description                                         (days)(3) Property Type  Units/SF(4) Rate    Date
------------------------------------------------------------------------------------------------------------------------------------
   48     4 yr lockout then Greater of 1%/Yield Maint.                               60     Office/ Ind.    395,034   96.0%   Dec-95
   11     5 yr Yield Maint., 2% yr 6, 1% 1st 6 mos yr 7                              180    Multifamily         337   91.5%   Sep-95
   26     Locked 2 years, 4-3-2-1% each quarter of last year.                        45        Retail       117,000   86.6%   Aug-95
   42     4 yr Greater of 1%/Yield Maint., 3% yr 5, 2% yr 6, 1% 1st 6 mos yr 7       180    Multifamily         312   93.9%   Sep-95
   43     4 yr Greater of 1%/Yield Maint., 3% yr 5, 2% yr 6, 1% 1st 6 mos yr 7       180    Multifamily         372   80.6%   Sep-95
   22     4 yr lockout then Yield Maint.                                             60       Retail        211,116   98.5%   Aug-95
   53     4 yr lockout then Greater of 1%/Yield Maint..                              60     Multifamily         164   93.6%   Oct-95
   23     3 yr lockout then Yield Maint.                                             60       Retail        682,980   87.0%   Aug-95
   24     4 yr lockout then Yield Maint.                                             60       Retail        108,399   94.0%   Aug-95
   33     Yield Maint.                                                               90        Hotel            137   78.4%   Jul-95
   52     4 yr lockout then Greater of 1%/Yield Maint.                               45    Retail/Office     71,905  100.0%   Dec-95
   25     3 yr lockout then Yield Maint.                                             60     Industrial      523,374   97.0%   Aug-95
   37     5 yr lockout then Yield Maint.                                             60    Retail/Office    104,584   90.1%   Sep-95
   38     4 yr lockout then Yield Maint.                                             60       Retail        225,952   92.0%   Sep-95
   5      5 yr Yield Maint., 2% yr 6, 1% 1st 6 mos yr 7                              180    Multifamily         252   97.5%   Jun-95
   34     Yield Maint.                                                               90        Hotel            143   75.6%   Jul-95
   49     6 yr Greater of 1%/Yield Maint., 5% yr 7, 4% yr 8, 3% yr 9, 2% thereafter  60       Retail         81,355   98.0%   Dec-95
   29     2 yr lockout then Yield Maint.                                             60     Multifamily         176   93.1%   Aug-95
   30     4 yr lockout then Yield Maint.                                             60     Multifamily         200   91.0%   Jul-95
   35     Yield Maint.                                                               90        Hotel            137   73.0%   Jul-95
   36     Yield Maint.                                                               90        Hotel            147   75.8%   Jul-95
   51     4 yr lockout then Greater of 1%/Yield Maint.                               60       Retail        149,294   89.0%   Dec-95
   27     4 yr lockout then Yield Maint.                                             60       Retail        109,327   99.6%   Sep-95
   54     4 yr lockout then Greater of 1%/Yield Maint.                               60       Retail         63,148  100.0%   Jan-96
   12     7 yr Yield Maint., 3% yr 8, 2% yr 9, 1% 1st 6 mos yr 10                    180    Multifamily         191   95.9%   Jun-95
   28     5 yr lockout then Yield Maint.                                             60       Retail         58,384  100.0%   Aug-95
   21     3 yr lockout then Yield Maint.                                             60       Office         56,872   97.2%   Jul-95
   50     6 yr lockout then Greater of 1%/Yield Maint.                               60       Retail        102,658   92.0%   Dec-95
   31     4 yr lockout then Yield Maint.                                             60     Multifamily         159   91.7%   Aug-95
   47     Yield Maint.                                                               90        Hotel            120   79.7%   Jul-95
   32     5 yr Greater of 1%/Yield Maint., 2% yr 6, 1% 1st 6 mos yr 7                180    Multifamily         200   91.5%   Jul-95
   20     3 yr lockout then Yield Maint.                                             60       Retail         25,114   94.4%   Aug-95
   1      5 yr Yield Maint., 2% yr 6, 1% 1st 6 mos yr 7                              180    Multifamily         142   93.9%   Jul-95
   9      5 yr Yield Maint., 2% yr 6, 1% 1st 6 mos yr 7                              180    Multifamily          96   96.0%   Jun-95
   6      5 yr Yield Maint., 2% yr 6, 1% 1st 6 mos yr 7                              180    Multifamily         156   93.8%   May-95
   13     7 yr Greater of 1%/Yield Maint., 3% yr 8, 2% yr 9, 1% 1st 6 mos yr 10      180    Multifamily          96   96.0%   Jun-95
   8      5 yr Yield Maint., 2% yr 6, 1% 1st 6 mos yr 7                              180    Multifamily          64   90.4%   Dec-95
   4      5 yr Yield Maint., 2% yr 6, 1% 1st 6 mos yr 7                              180    Multifamily         181   90.2%   Jun-95
   10     5 yr Yield Maint., 2% yr 6, 1% 1st 6 mos yr 7                              180    Multifamily          78   96.0%   Jun-95
   7      5 yr Yield Maint., 2% yr 6, 1% 1st 6 mos yr 7                              180    Multifamily          81   94.8%   Dec-95
   14     7 yr Greater of 1%/Yield Maint., 3% Yr8, 2% Yr9, 1% 1st 6 mos Yr 10        180    Multifamily          19  100.0%   Aug-95
   2      5 yr Yield Maint., 2% yr 6, 1% 1st 6 mos yr 7                              180    Multifamily          52   94.7%   Jul-95
   3      5 yr Yield Maint., 2% yr 6, 1% 1st 6 mos yr 7                              180    Multifamily          42   87.6%   Jul-95

-------------------

(3) The number of days prior to the maturity date during which the Mortgage Loan may be prepaid without the payment of any Prepayment Premium.
(4) Dwelling units/guest rooms ("Units") for Multifamily Loans and Hotel Loans and rentable square footage ("SF") for ROI Loans.

                                                                             Loan to
                                         Appraisal            Appraisal    Origination     Assumed Net
 Loan ID    Property Name                  Value                 Date     Date Value(5)   Cash Flows(5)
----------------------------------------------------------------------------------------------------------------
    48      Redmond East                 $43,500,000             1/13/95      65.00%       $3,343,646
    11      Emerald Bay                  $16,055,000              8/1/94      73.16%       $1,476,448
    26      Raritan Mall                 $17,475,000              3/1/95      66.52%       $1,428,559
    42      Kings Bridge                 $11,700,000             7/18/94      68.51%       $1,051,766
    43      Brookgreen/Lantana           $10,050,000             7/14/94      73.36%         $826,840
    22      Vista Hills                  $10,100,000             11/2/94      68.87%         $964,784
    53      Lansbury Village Apts.        $9,375,000             7/12/95      74.08%         $796,131
    23      Plymouth Park                $10,700,000            11/21/94      64.84%       $1,005,251
    24      Peach Festival                $9,600,000            12/26/94      69.32%         $944,517
    33      Omaha                         $8,600,000              6/1/95      69.79%       $1,097,678
    52      Crossroads at Middlebury      $7,650,000             8/19/95      72.41%         $750,404
    25      Goethals Park                $10,500,000             1/12/95      51.67%         $904,015
    37      Galleria                      $8,800,000             7/20/95      60.06%         $731,934
    38      Las Palmas                    $7,200,000             6/15/95      73.34%         $780,953
     5      Heritage Village              $7,500,000             6/10/93      70.07%         $815,244
    34      Overland Park                 $8,000,000              6/1/95      64.72%         $950,754
    49      Luria Plaza                   $7,800,000              9/1/95      65.31%         $646,012
    29      Northmoor Apartments          $6,900,000             5/10/95      71.55%         $651,940
    30      Colonial Oaks                 $6,700,000             5/10/95      72.55%         $619,737
    35      Knoxville                     $7,300,000              6/1/95      66.43%         $886,348
    36      Atlanta                       $8,400,000              6/1/95      57.61%         $895,170
    51      Grove Park                    $7,100,000            10/17/95      66.13%         $596,503
    27      Manzanita Plaza               $6,150,000             6/14/95      74.75%         $579,033
    54      Strathmore S/C                $6,550,000             5/12/95      70.16%         $584,889
    12      West Harbor                   $6,850,000             6/23/94      64.63%         $617,479
    28      Benchmark Crossing            $5,700,000             6/15/95      66.32%         $521,196
    21      42 West 48th Street           $7,300,000              9/8/94      50.97%         $698,178
    50      Edmond Plaza                  $5,050,000              9/1/95      72.21%         $446,357
    31      Continental                   $4,550,000             5/12/95      74.73%         $434,456
    47      Wichita                       $7,500,000              6/1/95      45.02%         $960,464
    32      Cross Creek                   $4,320,000             2/22/95      59.74%         $433,738
    20      Dobbin Square                 $4,500,000              6/1/94      56.36%         $405,929
     1      Ranch Park                    $2,500,000             6/17/94      74.35%         $305,488
     9      Northlake I                   $2,700,000             8/10/94      68.35%         $280,396
     6      Pelican Point                 $2,830,000             5/17/94      63.55%         $231,771
    13      Ashley Woods                  $2,450,000            12/29/94      60.91%         $222,160
     8      Beaumonde                     $1,850,000              9/1/94      72.56%         $202,855
     4      English Oaks                  $1,725,000             9/15/94      73.09%         $200,559
    10      Northlake II                  $2,100,000             8/10/94      53.86%         $184,953
     7      West 109th Street             $1,525,000              9/6/94      59.73%         $195,499
    14      West 14th Street              $1,300,000             11/1/94      68.90%         $113,438
     2      Timber Ridge                    $800,000             6/21/94      74.35%          $71,473
     3      Windy Ridge                     $650,000             6/21/94      74.35%          $77,486

      43 Loans/Total/Wtd. Avg.          $319,905,000                          66.96%      $29,932,432


                                      Adjusted 1994                             Year
  Loan ID                                NOI(5)       DSCR(5)    Year Built  Renovated(6)    FIRREA(7)
----------------------------------------------------------------------------------------------------------------
    48                                  $3,853,166    1.26x        1988                        No
    11                                  $1,526,998    1.23x        1989                        Yes
    26                                  $1,488,322    1.22x        1987                        No
    42                                  $1,124,774    1.25x        1973         1991           Yes
    43                                    $904,328    1.12x        1974         1992           Yes
    22                                  $1,126,322    1.22x        1979                        No
    53                                    $833,031    1.29x        1973         1991           No
    23                                  $1,270,093    1.26x        1952                        No
    24                                    $986,856    1.25x        1988                        No
    33                                  $1,205,635    1.72x        1991                        No
    52                                    $822,050    1.38x        1988                        Yes
    25                                  $1,132,141    1.34x        1910         1990           Yes
    37                                    $803,126    1.37x        1905         1992           No
    38                                    $899,558    1.48x        1955         1984           Yes
     5                                    $863,124    1.45x        1967                        No
    34                                  $1,055,820    1.73x        1988                        No
    49                                    $693,355    1.31x        1986                        Yes
    29                                    $687,140    1.32x        1948                        No
    30                                    $659,737    1.34x        1973                        Yes
    35                                    $981,953    1.72x        1989                        No
    36                                    $996,585    1.74x        1987                        No
    51                                    $674,169    1.31x        1960         1988           Yes
    27                                    $644,224    1.30x        1982                        No
    54                                    $652,541    1.29x        1960         1995           No
    12                                    $659,499    1.34x        1986                        Yes
    28                                    $552,190    1.33x        1986                        Yes
    21                                    $767,227    1.52x        1929                        No
    50                                    $528,108    1.28x        1966         1991           Yes
    31                                    $466,256    1.34x        1967         1977           Yes
    47                                  $1,052,818    2.82x        1985                        No
    32                                    $479,738    1.58x        1970         1973           Yes
    20                                    $432,553    1.43x        1979         1994           No
     1                                    $337,154    1.56x        1976                        No
     9                                    $296,332    1.45x        1970         1992           Yes
     6                                    $265,311    1.16x        1974                        No
    13                                    $243,760    1.35x        1984                        Yes
     8                                    $206,083    1.35x        1986                        Yes
     4                                    $242,319    1.39x        1969                        Yes
    10                                    $198,135    1.56x        1970         1992           Yes
     7                                    $217,774    1.79x        1910                        Yes
    14                                    $117,808    1.13x        1969         1989           No
     2                                     $85,581    1.14x        1979                        No
     3                                     $88,532    1.52x        1973                        Yes

      43 Loans/Total/Wtd. Avg.         $33,122,225    1.37x


-------------------
(5) Calculated as described under "DESCRIPTION OF THE MORTGAGE POOL-Additional Mortgage Loan Information" herein.
(6) "Year of Renovation" is derived from information provided by the related borrower. The extent of renovations varied substantially from Mortgaged Property to Mortgaged Property.
(7) Conformity of appraisal conducted in connection with origination of the Mortgage Loan to the requirements of Title XI of the Financial Institutions Reform, Recovery and Enforcement Act of 1989 ("FIRREA") and regulations promulgated thereunder.

                                                                      APPENDIX 1
                              FORM OF COMPARATIVE
                            FINANCIAL STATUS REPORT


--------------------------------------------------------------------------------
                 Salomon Brothers Mortgage Securities VII, Inc.
               Mortgage Pass-Through Certificates, Series 1996-C1
                       COMPARATIVE FINANCIAL STATUS REPORT
                       as of _____________________________

                                     -----------------------------------------------------------------------------------------------

                                          Original Underwriting Information               Prior Full Year Operating Information
                                                     Base Year                                 as of ________  Normalized
------------------------------------------------------------------------------------------------------------------------------------
                                                Financial
                 Curr.                   Last    Infor-                                 Last    Financial
                 Sched. Paid  Annual   Property  mation  Occu-                        Property   Infor-    Occu-
Loan             Princ. Thru   Debt     Inspec-   as of  pancy  Total    $             Inspec-  mation as  pancy   Total    $  DSCR
Num. City  State  Bal.  Date  Service  tion Date  Date   Rate  Revenue  NOI  DSCR(1)  tion Date  of Date    Rate  Revenue  NOI  (1)
------------------------------------------------------------------------------------------------------------------------------------

List all loans currently in the Trust Fund (with or without information in descending loan balance order.



------------------------------------------------------------------------------------------------------------------------------------
Total:           $                                       WA     $        $   WA                             WA       $      $  WA
------------------------------------------------------------------------------------------------------------------------------------



-------------------------------------------------------------------------------------------------------------
                                                           "Actual"                          (2)
  Current Annual Operating Information             YTD Financial Information             Net Change
      as of ___________ Normalized                      Month Reported                 Current & Base
-------------------------------------------------------------------------------------------------------------
               Financial
         Last    Infor-                              Financial
       Property  mation  Occu-                         Infor-    Occu-                     Occu-
Loan    Inspec-   as of  pancy  Total    $   DSCR     mation as  pancy   Total    $  DSCR  pancy   Total    DSCR
Num.   tion Date  Date   Rate  Revenue  NOI   (1)      of Date   Rate   Revenue  NOI  (1)   Rate  Revenue    (1)
--------------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------------------------------------------
Total:                   WA     $        $   WA                  WA      $       $    WA      WA      $       WA
--------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                              Received          Required
                                        ----------------------------------------
        Financial Information              Loans   Balance   Loans   Balance
                                        ----------------------------------------
                                         $     %  $     %  $     %  $     %
--------------------------------------------------------------------------------
Current Full Year:
--------------------------------------------------------------------------------
Current Full Year  received with DSC <1:
--------------------------------------------------------------------------------
Prior Full Year:
--------------------------------------------------------------------------------
Prior Full Year received with DSC<1:
--------------------------------------------------------------------------------

---------------------
(1) DSCR calculated using NOI/Annual Debt Service
(2) Net change should compare the latest year to the underwriting year.

                                                                      APPENDIX 2
                      FORM OF DELINQUENT LOAN STATUS REPORT

--------------------------------------------------------------------------------
                 Salomon Brothers Mortgage Securities VII, Inc.
               Mortgage Pass-Through Certificates, Series 1996-C1
                          DELINQUENT LOAN STATUS REPORT
                       as of _____________________________

------------------------------------------------------------------------------------------------------------------------------------
                                   (a)         (b)       (c)        (d)       (e)=a+b+c+d
------------------------------------------------------------------------------------------------------------------------------------
                                              Total
  Loan                                       Outstand.  Total      Other
 Number,        Sq. Ft. or  Paid   Sched.      P&I     Outstand.  Advances           Current  Current             LTM    LTM
 City &  Prop.  Units/Occ.  Thru  Principal  Advances  Expenses   (Taxes &   Total   Monthly  Mortgage  Maturity  NOI    NOI,
 State   Type    %, Date    Date   Balance    To Date   To Date   Escrow)   Exposure   P&I      Rate     Date     Date   DSCR
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
                                                                                      90+ DAYS DELINQUENT
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                                     60-89 DAYS DELINQUENT
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                                     30-59 DAYS DELINQUENT
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                                     Specially Serviced Mortgage Loans that are
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
              (f)                           (g)=(.92*f)-e
--------------------------------------------------------------------------------

 Loan                   Most    Appraisal,  Transfer
Number,               Accurate    BPO or      Date/     Loss Using   Date NOI
City &    Valuation   Property   Internal    Closing     92% Appr.   Filed/FCL
State       Date        Value     Value**     Date       or BPO(f)   Sale Date   Status*
------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------
FCL - Foreclosure
-----------------------------------------------------------------------------------------------------------------------------------
LTM - Latest 12 Months
-----------------------------------------------------------------------------------------------------------------------------------
* Status should  contain a code  indicating  the current  direction of each loan such as (FCL - In Foreclosure,  MOD - Modification,
  DPO - Discount Payoff, NS - Note Sale,  BK -  Bankruptcy,  PP - Payment  Plan,  Curr-  Current,  TBD - To Be Determined,  etc.).
  It is possible  to combine the status  codes if the loan is going in more than one direction i.e. FCL/Mod, BK/Mod, BL/FCL/DPO).
------------------------------------------------------------------------------------------------------------------------------------
** App - Appraisal, BPO - Broker Opinion, Int. - Internal Value
------------------------------------------------------------------------------------------------------------------------------------


                                                                      APPENDIX 3
                   FORM OF HISTORICAL LOAN MODIFICATION REPORT

--------------------------------------------------------------------------------
                 Salomon Brothers Mortgage Securities VII, Inc.
               Mortgage Pass-Through Certificates, Series 1996-C1
                       HISTORICAL LOAN MODIFICATION REPORT
                          as of ______________________

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                      Total
                                                                                                                       Num.
                                     Balance   Balance at the                                                         Months
                                    When Sent  Effective Date            Num.                                          for
  Loan   City/    Mod./   Effective to Special       of                 Months/                     Old      New    Change of
 Number  State  Extension   Date     Servicer  Rehabilitation Old Rate New Rate Old P&I  New P&I  Maturity Maturity    Mod.
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
THIS REPORT IS
HISTORICAL
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
Total For All
Loans:
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------
                            (2) Est.
                             Future
                           Interest Loan
         (1) Realized       to Trust $
 Loan       Loan to           (Rate
Number      Trust $         Reduction)        COMMENTS
---------------------------------------------------
THIS REPORT IS HISTORICAL
---------------------------------------------------

---------------------------------------------------

---------------------------------------------------
---------------------------------------------------

Total For All Loans:
---------------------------------------------------

---------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
Total For Loans in Current Month:
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                            # of                 $ Balance
                            Loans
------------------------------------------------------------------------------------------------------------------------------------
Modifications:
------------------------------------------------------------------------------------------------------------------------------------
Maturity Date Extensions:
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Total:
------------------------------------------------------------------------------------------------------------------------------------


                                                                      APPENDIX 4
                     FORM OF HISTORICAL LOSS ESTIMATE REPORT

--------------------------------------------------------------------------------

                 Salomon Brothers Mortgage Securities VII, Inc.
               Mortgage Pass-Through Certificates, Series 1996-C1
         HISTORICAL LOSS ESTIMATE REPORT (REO-SOLD or DISCOUNTED PAYOFF)
                       as of _____________________________

------------------------------------------------------------------------------------------------------------------------------------
                   (c)=b/a    (a)               (b)     (d)       (e)       (f)       (g)       (h)     (i)=d-(f+g+h)  (k)=i-e
------------------------------------------------------------------------------------------------------------------------------------
                             Latest                   Net Amt.                                                          Actual
 Master             % Rec.  Appraisal  Effect.        Received                                                          Losses
Servicer             from  or Brokers  Date of  Sales   from   Scheduled  Total P&I   Total   Servicing      Net        Passed
Loan ID  City/State  Sale    Opinion    Sale    Price   Sale    Balance   Advanced   Expenses   Fees       Proceeds      Thru
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
THIS REPORT IS HISTORICAL
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
Total all Loans:
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Current Month
------------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------
            (m)               (n)=k+m         (o)=n/e
-----------------------------------------------------------
                                 Minor
 Master    Date Loss  Minor      Adj.     Total Loss     Loss % of
Servicer   Passed    Adj. to     Passed      with        Scheduled
Loan ID    Thru       Trust      Thru     Adjustment      Balance
------------------------------------------------------------------
------------------------------------------------------------------
------------------------------------------------------------------

------------------------------------------------------------------

------------------------------------------------------------------

------------------------------------------------------------------
------------------------------------------------------------------
Total all Loans:
------------------------------------------------------------------

------------------------------------------------------------------

Current Month
------------------------------------------------------------------

                                                                      APPENDIX 5
                            FORM OF REO STATUS REPORT

--------------------------------------------------------------------------------
                 Salomon Brothers Mortgage Securities VII, Inc.
               Mortgage Pass-Through Certificates, Series 1996-C1
                                REO STATUS REPORT
                       as of _____________________________

------------------------------------------------------------------------------------------------------------------------------------
                                     (a)        (b)        (c)        (d)       (e)=a+b+c+d
------------------------------------------------------------------------------------------------------------------------------------
                                                          Other
  Loan          Sq. Ft. or   Paid   Sched.    Total P&I  Advances   Total             Current  Current             NOI    (YTD) Most
Num./City Prop.  Units/Occ.  Thru  Principal  Advances   (Taxes &  Expenses   Total   Monthly  Interest  Maturity  as of    Recent
& State   Type     %/Date    Date   Balance    To Date    Escrow)  To Date   Exposure   P&I      Rate     Date     Date   NOI/DSCR
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                Real Estate Owned
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
(1) Use the following codes:  Ap. - Appraisal; BPO - Brokers Opinion; Int. - Internal Value.
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
         (f)                            (g)=(.92*f)-e
--------------------------------------------------------------------------------
                                ($1)
                      Most     Appraisal,  Transfer   Loss
  Loan              Accurate     BPO or     Date/     Using        REO
Num./City   Appr.   Property    Internal   Closing   92% Appr.  Acquisition Pending
 & State    Date     Value       Value     Date     or BPO(f)     Date      Offers  Comments
--------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
(1) Use the following codes:  Ap. - Appraisal; BPO - Brokers Opinion; Int. - Internal Value.
------------------------------------------------------------------------------------------------------------------------------------

                                                                      APPENDIX 6
Operating Statement Analysis

-----------------------------------------------------------------------------------------------------------------------------
ASSET NAME:                   PROP TYPE:                                                                    ACTUAL NORMALIZED
PROPERTY:                     SF/UNITS:                                                        NOI:
ASSET NO:                     CITY:                                                            DSCR:
                              STATE:                                                           SOURCE:
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                 12/31/95   12 MONTHS
                                                                                                  ACTUAL    NORMALIZED
-----------------------------------------------------------------------------------------------------------------------------
REVENUE
  BASE RENT                     BASE RENT
                                BASE RENT -
  OTHER INCOME                  OTHER INCOME - FORFEITED SECURITY DEP
                                OTHER INCOME - INTEREST
                                OTHER INCOME - DEVELOPERS FEE
                                OTHER INCOME - MISC
                                OTHER INCOME - LATE PYMT/OTHER RENTS                             ----------------------------

OPERATING EXPENSE
  GENERAL AND ADMINISTRATIVE    GENERAL AND ADMINISTRATIVE - POSTAGE & DELIVERY
                                GENERAL AND ADMINISTRATIVE - AUTO
                                GENERAL AND ADMINISTRATIVE - OFFICE
  INSURANCE                     INSURANCE -

  OTHER                         ADVERTISING -
                                LEGAL -
                                MISCELLANEOUS - EQUIPMENT RENTAL
                                MISCELLANEOUS -
                                OTHER TAXES -
                                OTHER TAXES - FICA
                                PAYROLL - EMPLOYEE HLTH INS
                                PAYROLL -
                                SERVICES - BANK CHARGES
                                SUPPLIES -
                                TELEPHONE -
  PROPERTY MANAGEMENT           MANAGEMENT FEES -
  PROPERTY TAXES                PROPERTY TAXES -
  REPAIRS AND MAINTENANCE       COMMON AREA MAINTENANCE - EXTERMINATING
                                COMMON AREA MAINTENANCE -
                                GROUNDS -
                                REPAIRS AND MAINTENANCE - CARPET
                                REPAlRS AND MAINTENANCE -
                                TENANT PREP -
  UTILITIES                     ELECTRICITY
                                TRASH -
                                UTILITIES - OIL
                                WATERS/SEWER -
                                                                                                 ----------------------------
                                NET OPERATING INCOME
DEBT SERVICE
  DEBT SERVICE                  DEBT SERVICE -
                                                                                                 ----------------------------
                                CASH FLOW AFTER DEBT SERVICE
-----------------------------------------------------------------------------------------------------------------------------

                                    AP-6-1

                                                                      APPENDIX 6


                                                      Income Statement

                          COLLATERAL:
                           BORROWER:
                      PROPERTY TYPE:
                                                                                                        1993-         1994
                                                    1993      1994        01/01/1995     1994 PER       1994       VARIANCE
            DESCRIPTION              BASE LINE      TOTAL     TOTAL     TO 11/30/1995     SF/UNIT     VARIANCE    (BASE LINE)
-----------------------------------------------------------------------------------------------------------------------------
REVENUE
     BASE RENT
     OTHER INCOME
     EXPENSE REIMBURSEMENT         ------------------------------------------------------------------------------------------
TOTAL REVENUE

OPERATING EXPENSE
     PROPERTY MANAGEMENT
     GENERAL AND ADMINISTRATIVE
     UTILITIES
     REPAIRS AND MAINTENANCE
     PROPERTY TAXES
     INSURANCE
     OTHER
     GROUND LEASE                  ------------------------------------------------------------------------------------------
TOTAL OPERATION EXPENSE

NOI

CAPITAL EXPENSES/RESERVES

CASH FLOW BEFORE DEBT SERVICE

DEBT SERVICE
      JUNIOR DEBT SERVICE          ------------------------------------------------------------------------------------------
TOTAL DEBT SERVICE

CASH FLOW AFTER DEBT SERVICE

DSCR: (NOI/DEBT SERVICE)
DSCR: (AFTER RESERVES/CAP EXP.)

                                     AP-6-2

MORTGAGE PASS-THROUGH CERTIFICATES (ISSUABLE IN SERIES)
Principal and interest with respect to Certificates will be distributable monthly, quarterly, semi-annually or at such other intervals and on the dates specified in the related Prospectus Supplement. Distributions on the
Certificates of any series will be made only from the assets of the related Trust Fund (as defined herein).

SALOMON BROTHERS MORTGAGE SECURITIES VII, INC.
DEPOSITOR

The Certificates offered hereby and by Supplements to this Prospectus (the "Offered Certificates") will be offered from time to time in series. Each series of Certificates will represent in the aggregate the entire beneficial ownership interest in a trust fund (with respect to any series, the "Trust Fund") consisting of a segregated pool of one or more of various types of multifamily or commercial mortgage loans (the "Mortgage Loans"), mortgage-backed securities ("MBS") evidencing interests in, or secured by pledges of, one or more of various types of multifamily or commercial mortgage loans, securities evidencing interests in, or secured by pledges of, MBS (the "Tiered MBS") or a combination of Mortgage Loans, MBS and Tiered MBS (with respect to any series, collectively, "Mortgage Assets").

Each series of Certificates will consist of one or more classes of Certificates that may (i) provide for the accrual of interest thereon based on fixed, variable or adjustable rates; (ii) be senior or subordinate to one or more other classes of Certificates in respect of certain distributions on the Certificates;
(iii) be entitled to principal distributions, with disproportionately low, nominal or no interest distributions; (iv) be entitled to interest distributions, with disproportionately low, nominal or no principal distributions; (v) provide for distributions of accrued interest thereon commencing only following the occurrence of certain events, such as the retirement of one or more other classes of Certificates of such series; (vi) provide for distributions of principal sequentially, or based on specified payment schedules or other methodologies, to the extent of available funds; and/or (vii) provide for cash distributions based on available funds, in each case as described in the related Prospectus Supplement. Any such classes may include classes of Offered Certificates. If so specified in the related Prospectus Supplement, the Trust Fund for a series of Certificates may include letters of credit, insurance policies, guarantees, reserve funds or other types of credit support, or any combination thereof (with respect to any series, collectively, "Credit Support"), and currency or interest rate exchange agreements and other financial assets, or any combination thereof (with respect to any series, collectively, "Cash Flow Agreements"). See "Description of the Trust Funds", "Description of the Certificates" and "Description of Credit Support".

The Certificates of each series will not represent an obligation of or interest in the Depositor, any Master Servicer, any Special Servicer or any of their respective affiliates, except to the limited extent described herein and in the related Prospectus Supplement. Neither the Certificates nor any assets in the related Trust Fund will be guaranteed or insured by any governmental agency or instrumentality or by any other person, unless otherwise provided in the related Prospectus Supplement. The assets in each Trust Fund will be held in trust for the benefit of the holders of the related series of Certificates pursuant to a Pooling and Servicing Agreement or a Trust Agreement, as more fully described herein. If so provided in the related Prospectus Supplement, one or more elections may be made to treat the related Trust Fund or a designated portion thereof as a "real estate mortgage investment conduit" for federal income tax purposes. See also "Certain Federal Income Tax Consequences" herein.

The yield on each class of Certificates of a series will be affected by, among other things, the rate of payment of principal (including prepayments) on the Mortgage Assets in the related Trust Fund and the timing of receipt of such payments as described under the caption "Yield Considerations" herein and in the related Prospectus Supplement. A Trust Fund may be subject to early termination under the circumstances described herein and in the related Prospectus Supplement.

                          -----------------------------

PROSPECTIVE INVESTORS SHOULD CONSIDER THE INFORMATION SET FORTH UNDER "RISK FACTORS" ON PAGE 14 OF THIS PROSPECTUS AND SUCH INFORMATION AS MAY BE SET FORTH UNDER THE CAPTION "RISK FACTORS" IN THE RELATED PROSPECTUS SUPPLEMENT BEFORE PURCHASING ANY OFFERED CERTIFICATE.
                          -----------------------------

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                          -----------------------------

Offers of the Certificates may be made through one or more different methods, including offerings through underwriters, as more fully described under "Methods of Distribution" and in the related Prospectus Supplement. With respect to each series, all of the Certificates of each class offered hereby will be rated in one of the four highest ratings categories by one or more nationally recognized statistical rating organizations. There will have been no public market for any series of Certificates prior to the offering thereof. No assurance can be given that such a market will develop as a result of such an offering. All securities will be distributed by, or sold by underwriters managed by:
---------------------
SALOMON BROTHERS INC
--------------------------------------

Retain this Prospectus for future reference. This Prospectus may not be used to consummate sales of a series of Offered Certificates unless accompanied by a Prospectus Supplement.

The date of this Prospectus is February 14, 1996.

         NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS AND ANY PROSPECTUS SUPPLEMENT WITH RESPECT HERETO AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON. THIS PROSPECTUS AND ANY PROSPECTUS
SUPPLEMENT  WITH  RESPECT  HERETO  DO NOT  CONSTITUTE  AN  OFFER  TO  SELL  OR A
SOLICITATION OF AN OFFER TO BUY ANY SECURITIES OTHER THAN THE OFFERED CERTIFICATES OR AN OFFER OF THE OFFERED CERTIFICATES TO ANY PERSON IN ANY STATE OR OTHER JURISDICTION IN WHICH SUCH OFFER WOULD BE UNLAWFUL. THE DELIVERY OF THIS PROSPECTUS AT ANY TIME DOES NOT IMPLY THAT INFORMATION HEREIN IS CORRECT AS OF ANY TIME SUBSEQUENT TO ITS DATE; HOWEVER, IF ANY MATERIAL CHANGE OCCURS WHILE THIS PROSPECTUS IS REQUIRED BY LAW TO BE DELIVERED, THIS PROSPECTUS WILL BE AMENDED OR SUPPLEMENTED ACCORDINGLY.

                               ------------------

                                TABLE OF CONTENTS

         Caption                                                                                                       Page


         PROSPECTUS SUPPLEMENT..........................................................................................  5

         AVAILABLE INFORMATION..........................................................................................  5

         REPORTS TO CERTIFICATEHOLDERS..................................................................................  5

         INCORPORATION OF CERTAIN INFORMATION BY REFERENCE..............................................................  5

         SUMMARY OF PROSPECTUS..........................................................................................  7

         RISK FACTORS................................................................................................... 14
                  Limited Liquidity..................................................................................... 14
                  Limited Assets........................................................................................ 14
                  Average Life of Certificates; Prepayments; Yields..................................................... 14
                  Limited Nature of Ratings............................................................................. 15
                  Risks Associated with Certain Mortgage Loans and Mortgaged Properties................................. 15
                  Delinquent and Non-Performing Mortgage Loans.......................................................... 16
                  Junior Mortgage Loans................................................................................. 17
                  Balloon Payments...................................................................................... 17
                  Obligor Default....................................................................................... 17
                  Mortgagor Type........................................................................................ 17
                  Credit Support Limitations............................................................................ 17
                  Due-on-Sale Clauses and Assignments of Leases and Rents............................................... 18
                  Environmental Risks................................................................................... 18
                  ERISA Considerations.................................................................................. 19
                  Certain Federal Tax Considerations Regarding REMIC Residual Certificates.............................. 19
                  Control............................................................................................... 19
                  Book-Entry Registration............................................................................... 19

         DESCRIPTION OF THE TRUST FUNDS................................................................................. 20
                  Mortgage Assets....................................................................................... 20
                  Mortgage Loans........................................................................................ 20
                  MBS and Tiered MBS.................................................................................... 23
                  Certificate Accounts.................................................................................. 24
                  Credit Support........................................................................................ 24
                  Cash Flow Agreements.................................................................................. 24

         USE OF PROCEEDS................................................................................................ 24

         YIELD CONSIDERATIONS........................................................................................... 24
                  General............................................................................................... 24
                  Pass-Through Rate..................................................................................... 25
                  Timing of Payment of Interest and Principal........................................................... 25

                  Principal Prepayments................................................................................. 25
                  Prepayments--Maturity and Weighted Average Life....................................................... 26
                  Other Factors Affecting Weighted Average Life......................................................... 27
                  Negative Amortization................................................................................. 28

         THE DEPOSITOR.................................................................................................. 28

         DESCRIPTION OF THE CERTIFICATES................................................................................ 28
                  General............................................................................................... 28
                  Distributions......................................................................................... 28
                  Available Distribution Amount......................................................................... 29
                  Distributions of Interest on the Certificates......................................................... 30
                  Distributions of Principal of the Certificates........................................................ 30
                  Distributions on the Certificates of Prepayment Premiums or in Respect of Equity
                  Participations........................................................................................ 31
                  Distributions in Respect of Spread Certificates....................................................... 31
                  Allocation of Losses and Shortfalls................................................................... 31
                  Advances in Respect of Delinquencies.................................................................. 31
                  Reports to Certificateholders......................................................................... 32
                  Termination........................................................................................... 34
                  Book-Entry Registration and Definitive Certificates................................................... 34

         DESCRIPTION OF THE AGREEMENTS.................................................................................. 35
                  Assignment of Mortgage Assets; Repurchases............................................................ 35
                  Representations and Warranties; Repurchases........................................................... 36
                  Certificate Account................................................................................... 38
                  Collection and Other Servicing Procedures............................................................. 40
                  Sub-Servicers......................................................................................... 41
                  Special Servicers..................................................................................... 41
                  Realization Upon Defaulted Whole Loans................................................................ 42
                  Hazard Insurance Policies............................................................................. 44
                  Due-on-Sale and Due-on-Encumbrance Provisions......................................................... 45
                  Retained Interest; Servicing Compensation and Payment of Expenses..................................... 45
                  Evidence as to Compliance............................................................................. 46
                  Certain Matters Regarding a Master Servicer and the Depositor......................................... 47
                  Events of Default..................................................................................... 47
                  Rights Upon Event of Default.......................................................................... 48
                  Amendment............................................................................................. 49
                  List of Certificateholders............................................................................ 49
                  The Trustee........................................................................................... 49
                  Duties of the Trustee................................................................................. 49
                  Certain Matters Regarding the Trustee................................................................. 49
                  Resignation and Removal of the Trustee................................................................ 50

         DESCRIPTION OF CREDIT SUPPORT.................................................................................. 50
                  General............................................................................................... 50
                  Subordinate Certificates.............................................................................. 50
                  Cross-Support Provisions.............................................................................. 51
                  Insurance or Guarantees with Respect to Mortgage Loans................................................ 51
                  Letter of Credit...................................................................................... 51
                  Insurance Policies and Surety Bonds................................................................... 51
                  Reserve Funds......................................................................................... 51
                  Credit Support with respect to MBS and Tiered MBS..................................................... 52

         CERTAIN LEGAL ASPECTS OF MORTGAGE LOANS........................................................................ 52
                  General............................................................................................... 52
                  Types of Mortgage Instruments......................................................................... 53
                  Leases and Rents...................................................................................... 53
                  Personalty............................................................................................ 53
                  Foreclosure........................................................................................... 54

                  Bankruptcy Laws....................................................................................... 57
                  Environmental Considerations.......................................................................... 58
                  Due-on-Sale and Due-on-Encumbrance.................................................................... 59
                  Subordinate Financing................................................................................. 59
                  Default Interest and Limitations on Prepayments....................................................... 60
                  Applicability of Usury Laws........................................................................... 60
                  Soldiers' and Sailors' Civil Relief Act of 1940....................................................... 60
                  Forfeitures in Drug and RICO Proceedings.............................................................. 61

         CERTAIN FEDERAL INCOME TAX CONSEQUENCES........................................................................ 61
                  General............................................................................................... 61
                  REMICS................................................................................................ 62
                  Grantor Trust Funds................................................................................... 76

         STATE AND OTHER TAX CONSIDERATIONS............................................................................. 84

         ERISA CONSIDERATIONS........................................................................................... 84

         LEGAL INVESTMENT............................................................................................... 87

         METHOD OF DISTRIBUTION......................................................................................... 88

         LEGAL MATTERS.................................................................................................. 89

         FINANCIAL INFORMATION.......................................................................................... 89

         RATING......................................................................................................... 89

         INDEX OF PRINCIPAL DEFINITIONS................................................................................. 90


         UNTIL 90 DAYS AFTER THE DATE OF EACH PROSPECTUS SUPPLEMENT, ALL DEALERS EFFECTING TRANSACTIONS IN THE OFFERED CERTIFICATES COVERED BY SUCH PROSPECTUS SUPPLEMENT, WHETHER OR NOT PARTICIPATING IN THE DISTRIBUTION THEREOF, MAY BE REQUIRED TO DELIVER SUCH PROSPECTUS SUPPLEMENT AND THIS PROSPECTUS. THIS IS IN ADDITION TO THE OBLIGATION OF DEALERS TO DELIVER A PROSPECTUS AND PROSPECTUS SUPPLEMENT WHEN ACTING AS UNDERWRITERS AND WITH RESPECT TO THEIR UNSOLD ALLOTMENTS OR SUBSCRIPTIONS.

                              PROSPECTUS SUPPLEMENT

         As more particularly described herein, the Prospectus Supplement relating to the Offered Certificates of each series will, among other things, set forth with respect to such Certificates, as appropriate: (i) a description of the class or classes of Certificates, the payment provisions with respect to each such class and the Pass-Through Rate or method of determining the Pass-Through Rate with respect to each such class; (ii) the aggregate principal amount and distribution dates relating to such series and, if applicable, the initial and final scheduled distribution dates for each class; (iii) information as to the assets comprising the Trust Fund, including the general characteristics of the assets included therein, including the Mortgage Assets and any Credit Support and Cash Flow Agreements (with respect to the Certificates of any series, the "Trust Assets"); (iv) the circumstances, if any, under which the Trust Fund may be subject to early termination; (v) additional information with respect to the method of distribution of the Offered Certificates; (vi) whether one or more REMIC elections will be made and designation of the regular interests and residual interests; (vii) the aggregate original percentage ownership interest in the Trust Fund to be evidenced by each class of Certificates; (viii) information as to any Master Servicer, any Special Servicer (or provision for the appointment thereof) and the Trustee, as applicable; (ix) information as to the nature and extent of subordination with respect to any class of Certificates that is subordinate in right of payment to any other class; and (x) whether such Certificates will be initially issued in definitive or book-entry form.

                              AVAILABLE INFORMATION

         The Depositor is subject to the informational requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act") and in accordance therewith files reports and other information with the Securities and Exchange Commission (the "Commission"). Such reports and other information filed by the Depositor can be inspected and copied at the public reference facilities maintained by the Commission at its Public Reference Section, 450 Fifth Street, N.W., Washington, D.C. 20549, and its Regional Offices located as follows:
Chicago Regional Office, 500 West Madison, 14th Floor, Chicago, Illinois 60661; New York Regional Office, Seven World Trade Center, New York, New York 10048. Copies of such material can also be obtained from the Public Reference Section of the Commission, 450 Fifth Street, N.W., Washington, D.C. 20549, at prescribed rates. The Depositor does not intend to send any financial reports to Certificateholders.

         This Prospectus does not contain all of the information set forth in the Registration Statement (of which this Prospectus forms a part) and exhibits thereto which the Depositor has filed with the Commission under the Securities Act of 1933 and to which reference is hereby made.

                          REPORTS TO CERTIFICATEHOLDERS

         The Master Servicer or the Trustee will be required to mail to holders of Offered Certificates of each series periodic unaudited reports concerning the related Trust Fund. Unless and until definitive Certificates are issued, or unless otherwise provided in the related Prospectus Supplement, such reports will be sent on behalf of the related Trust Fund to a nominee of The Depository Trust Company ("DTC") and registered holder of the Offered Certificates, pursuant to the applicable Agreement. Such reports may be available to holders of interests in the Certificates (the "Certificateholders") upon request to their respective DTC participants. See "Description of the Certificates--Reports to Certificateholders" and "Description of the Agreements--Evidence as to Compliance". The Depositor will file or cause to be filed with the Commission such periodic reports with respect to each Trust Fund as are required under the Exchange Act, and the rules and regulations of the Commission thereunder.

                INCORPORATION OF CERTAIN INFORMATION BY REFERENCE

         There are incorporated herein by reference all documents and reports filed or caused to be filed by the Depositor with respect to a Trust Fund pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act, prior to the termination of the offering of Offered Certificates evidencing interests therein. The Depositor will provide or cause to be provided without charge to each person to whom this Prospectus is delivered in connection with the offering of one or more classes of Offered Certificates, a copy of any or all documents or reports incorporated herein by reference, in each case to the extent such documents or reports relate to one or more of such classes of such Offered Certificates, other than the exhibits to such documents (unless such exhibits are specifically incorporated by reference in such documents). Requests to the Depositor should be directed in writing to its principal executive office at Seven World Trade Center, New York, New York 10048, Attention: Secretary, or by telephone at (212) 783-5635. The Depositor has determined that its financial statements are not material to the offering of any Offered Certificates.

                              SUMMARY OF PROSPECTUS

       The following summary of certain pertinent information is qualified in its entirety by reference to the more detailed information appearing elsewhere in this Prospectus and by reference to the information with respect to each series of Certificates contained in the Prospectus Supplement to be prepared and delivered in connection with the offering of such series. An Index of Principal Definitions is included at the end of this Prospectus.

Title of Certificates.......................Mortgage  Pass-Through  Certificates,   issuable  in  series  (the
                                            "Certificates").

Depositor...................................Salomon  Brothers  Mortgage  Securities  VII,  Inc.,  an  indirect wholly-owned subsidiary of Salomon Inc and an affiliate of Salomon
                                            Brothers Inc. See "The Depositor".

Master Servicer.............................The master  servicer  (the  "Master  Servicer"),  if any, for each
                                            series  of  Certificates,   which  may  be  an  affiliate  of  the
                                            Depositor, will be named in the related Prospectus Supplement. See
                                            "Description  of the  Agreements--Collection  and Other  Servicing
                                            Procedures".

Special Servicer............................The special  servicer (the "Special  Servicer"),  if any, for each
                                            series  of  Certificates,   which  may  be  an  affiliate  of  the
                                            Depositor,  will be named, or the circumstances in accordance with which a Special  Servicer will be appointed will be described,  in
                                            the  related  Prospectus  Supplement.   See  "Description  of  the
                                            Agreements--Special Servicers".

Trustee.....................................The trustee (the "Trustee") for each series of  Certificates  will be named in the related Prospectus Supplement. See "Description of the Agreements--The Trustee".

The Trust Fund..............................Each series of  Certificates  will  represent in the aggregate the entire  beneficial  ownership  interest in a Trust Fund consisting primarily of:

      A. Mortgage Assets....................The Mortgage  Assets with  respect to each series of  Certificates will consist of a pool of multifamily  and/or commercial  mortgage loans (collectively, the "Mortgage Loans"), mortgage participation
                                            certificates,   mortgage   pass-through   certificates   or  other
                                            mortgage-backed  securities  ("MBS")  evidencing  interests  in or secured by  pledges  of  multifamily  and/or  commercial  mortgage loans,  participation  certificates,  pass-through certificates or other  securities  evidencing  an  interest  in, or secured by MBS
                                            (collectively,  the  "Tiered  MBS") or a  combination  of Mortgage
                                            Loans,  MBS  and  Tiered  MBS.  The  Mortgage  Loans  will  not be guaranteed  or insured by the  Depositor or any of its  affiliates or, unless otherwise provided in the Prospectus Supplement, by any governmental  agency  or  instrumentality  or  other  person.  The
                                            Mortgage Loans will have the additional  characteristics described under "Description of the Trust Funds--Mortgage  Loans" and in the
                                            related Prospectus  Supplement.  All Mortgage Loans will have been
                                            originated  by  persons  other  than  the   Depositor,   including
                                            affiliates  of the  Depositor,  and all Mortgage  Assets will have been purchased, either directly

                                            or  indirectly,  by the Depositor on or before the date of initial issuance of the related series of Certificates.

                                            Each  Mortgage  Loan may provide for no accrual of interest or for accrual of  interest  thereon  at an  interest  rate (a  "Mortgage
                                            Rate")  that is fixed over its term or that  adjusts  from time to time,  or that  may be  converted  from an  adjustable  to a fixed
                                            Mortgage  Rate,  or from a fixed to an adjustable  Mortgage  Rate, from  time to time at the  mortgagor's  election,  in each case as described in the related Prospectus Supplement. Each Mortgage Loan may provide for  scheduled  payments to  maturity,  payments  that adjust from time to time to  accommodate  changes in the  Mortgage
                                            Rate or to  reflect  the  occurrence  of certain  events,  and may provide for negative amortization or accelerated amortization,  in each case as described in the related Prospectus Supplement.  Each
                                            Mortgage Loan may be fully amortizing or require a balloon payment due on its stated  maturity date, in each case as described in the related  Prospectus  Supplement.  Each  Mortgage  Loan may contain prohibitions  on prepayment  or require  payment of a premium or a yield maintenance penalty in connection with a prepayment, in each case  as  described  in the  related  Prospectus  Supplement.  The
                                            Mortgage Loans may provide for payments of principal,  interest or both, on due dates that occur monthly, quarterly, semi-annually or at such other  interval as is specified in the related  Prospectus
                                            Supplement. See "Description of the Trust Funds--Mortgage Loans".

      B. Certificate Account................Each Trust Fund will include one or more  accounts  (collectively, the "Certificate Account") established and maintained on behalf of the Certificateholders into which the person or persons designated in the related Prospectus Supplement will, to the extent described herein and in such Prospectus Supplement, deposit all payments and collections  received or  advanced  with  respect to the  Mortgage
                                            Assets and other assets in the Trust Fund. A  Certificate  Account may be maintained as an interest bearing or a non-interest bearing account, and funds held therein may be held as cash or invested in certain short-term,  investment grade obligations, in each case as described in the related Prospectus  Supplement.  See "Description of  the  Agreements--Payments  on  Mortgage  Assets;  Deposits  to
                                            Certificate Account".

      C. Credit Support.....................If so provided in the related  Prospectus  Supplement,  partial or full  protection  against  certain  defaults  and  losses  on  the
                                            Mortgage  Assets in the related  Trust Fund may be provided to one or more classes of  Certificates of the related series in the form of  subordination  of one or more other classes of Certificates of such series,  which other  classes may include one or more classes of Offered  Certificates,  or by one or more other types of credit support, such as a letter of credit, insurance policy,  guarantee, reserve fund or another type of

                                            credit support,  or a combination  thereof (any such coverage with respect to the Certificates of any series, "Credit Support").  The amount and types of  coverage,  the  identification  of the entity providing  the coverage (if  applicable)  and related  information with  respect  to each type of  Credit  Support,  if any,  will be
                                            described   in  the   Prospectus   Supplement   for  a  series  of
                                            Certificates.   The  Prospectus   Supplement  for  any  series  of
                                            Certificates  evidencing an interest in a Trust Fund that includes
                                            MBS or  Tiered  MBS will  describe  any  similar  forms of  credit support  that are  provided by or with respect to, or are included as part of the trust fund evidenced by or providing  security for,
                                            such  MBS  or  Tiered  MBS.  See  "RISK  FACTORS--Credit   Support
                                            Limitations" and "Description of Credit Support".

      D. Cash Flow Agreements...............If so  provided in the related  Prospectus  Supplement,  the Trust
                                            Fund may include guaranteed investment contracts pursuant to which moneys held in the funds and accounts  established for the related series will be invested  at a specified  rate.  The Trust Fund may also  include  certain  other  agreements,  such as interest  rate exchange  agreements,  interest  rate  cap  or  floor  agreements, currency  exchange  agreements or similar  agreements  provided to reduce the effects of  interest  rate or  currency  exchange  rate fluctuations  on the  Mortgage  Assets on one or more  classes  of
                                            Certificates.   The  principal   terms  of  any  such   guaranteed
                                            investment  contract or other  agreement  (any such  agreement,  a
                                            "Cash Flow Agreement"),  including, without limitation, provisions relating to the timing,  manner and amount of payments  thereunder and  provisions  relating  to the  termination  thereof,  will  be described in the Prospectus  Supplement for the related series. In addition,  the related Prospectus  Supplement will provide certain information  with respect to the obligor  under any such Cash Flow
                                            Agreement.   The   Prospectus   Supplement   for  any   series  of
                                            Certificates  evidencing an interest in a Trust Fund that includes
                                            MBS or Tiered MBS will describe any cash flow  agreements that are included  as part of the  trust  fund  evidenced  by or  providing security for such MBS or Tiered MBS. See "Description of the Trust
                                            Funds--Cash Flow Agreements".

Description of Certificates.................Each series of Certificates evidencing an interest in a Trust Fund that includes  Mortgage Loans as part of its assets will be issued pursuant to a Pooling and Servicing Agreement,  and each series of
                                            Certificates  evidencing  an interest  in a Trust Fund  consisting exclusively  of MBS or  Tiered  MBS will be issued  pursuant  to a
                                            Trust  Agreement.  Pooling  and  Servicing  Agreements  and  Trust
                                            Agreements are sometimes  referred to herein as  Agreements.  Each series of  Certificates  will  include one or more  classes.  Each
                                            series  of  Certificates   (including  any  class  or  classes  of
                                            Certificates  of such series not offered hereby) will represent in the  aggregate  the entire  beneficial  ownership  interest in the
                                            Trust  Fund.  Each  class  of  Certificates  (other  than  certain
                                            Stripped Interest

                                            Certificates and Spread Certificates,  each as defined below) will have a stated  principal  amount  (a  "Certificate  Balance")  and
                                            (other than certain Stripped  Principal  Certificates,  as defined below,  and certain  Spread  Certificates),  will accrue  interest thereon based on a fixed,  variable or adjustable interest rate (a
                                            "Pass-Through  Rate").  The  related  Prospectus  Supplement  will specify the Certificate Balance and the Pass-Through Rate for each class  of  Certificates,  as  applicable,  or,  in the  case  of a
                                            variable  or  adjustable   Pass-Through   Rate,   the  method  for
                                            determining the Pass-Through Rate.

                                            Each series of Certificates will consist of one or more classes of
                                            Certificates  that  may  (i)  be  senior  (collectively,   "Senior
                                            Certificates")   or   subordinate   (collectively,    "Subordinate
                                            Certificates")  to one or more other  classes of  Certificates  in respect  of certain  distributions  on the  Certificates;  (ii) be entitled to principal distributions,  with disproportionately low, nominal  or no  interest  distributions  (collectively,  "Stripped
                                            Principal   Certificates");   (iii)  be   entitled   to   interest
                                            distributions,   with   disproportionately   low,  nominal  or  no
                                            principal   distributions   (collectively,    "Stripped   Interest
                                            Certificates"); (iv) provide for distributions of accrued interest thereon  commencing  only  following  the  occurrence  of  certain events,  such as the  retirement  of one or more other  classes of
                                            Certificates    of    such    series    (collectively,    "Accrual
                                            Certificates");   (v)  provide  for   distributions  of  principal
                                            sequentially,  based  on  specified  payment  schedules  or  other methodologies,  to the  extent of  available  funds;  and/or  (vi)
                                            provide  for  cash   distributions   based  on   available   funds
                                            (collectively,  "Spread Certificates"),  in each case as described in the related Prospectus Supplement. Any such classes may include classes of Offered Certificates.

                                            The  Certificates  will  not  be  guaranteed  or  insured  by  the
                                            Depositor or any of its affiliates,  by any governmental agency or instrumentality or by any other person,  unless otherwise provided in the related Prospectus  Supplement.  See "RISK FACTORS--Limited
                                            Assets" and "Description of the Certificates".

Distributions of Interest on
      Certificates..........................Interest  on  each  class  of  Offered  Certificates  (other  than
                                            Stripped  Principal  Certificates  and certain classes of Stripped
                                            Interest Certificates and Spread Certificates) of each series will accrue  at the  applicable  Pass-Through  Rate on the  outstanding
                                            Certificate   Balance   thereof   and  will  be   distributed   to
                                            Certificateholders   as  provided   in  the   related   Prospectus
                                            Supplement (each of the specified dates on which distributions are to be made, a "Distribution Date").  Distributions with respect to interest on  Stripped  Interest  Certificates  may be made on each
                                            Distribution  Date on the basis of a notional  amount as described in the related  Prospectus  Supplement.  Distributions of interest with respect

                                            to one or more  classes  of  Certificates  may be  reduced  to the extent of certain  delinquencies,  losses and other  contingencies described  herein and in the related  Prospectus  Supplement.  See
                                            "RISK FACTORS--Average Life of Certificates; Prepayments; Yields",
                                            "Yield     Considerations",     and     "Description     of    the
                                            Certificates--Distributions of Interest on the Certificates".

Distributions of Principal of
      Certificates..........................The  Certificates  of each series  (other than certain  classes of
                                            Stripped Interest Certificates and Spread Certificates)  initially will have an  aggregate  Certificate  Balance no greater  than the outstanding principal balance of the Mortgage Assets as of, unless the related Prospectus Supplement provides otherwise, the close of business on the first day of the month of formation of the related
                                            Trust Fund (the "Cut-off  Date"),  after  application of scheduled payments due on or before such date, whether or not received.  The
                                            Certificate Balance of a Certificate outstanding from time to time represents  the  maximum  amount  that the holder  thereof is then entitled to receive in respect of principal  from future cash flow on the assets in the related Trust Fund. Unless otherwise provided in the related Prospectus  Supplement,  distributions of principal will be made on each  Distribution Date to the class or classes of
                                            Certificates  entitled  thereto until the Certificate  Balances of such  Certificates  have been  reduced to zero.  Distributions  of principal of any class of Certificates  will be made on a pro rata
                                            basis  among  all  of  the   Certificates   of  such  class.   See
                                            "Description  of the  Certificates--Distributions  of Principal of
                                            the Certificates".

Advances....................................In connection with a series of Certificates evidencing an interest in a Trust Fund  consisting  of Mortgage  Assets other than MBS or
                                            Tiered MBS, unless  otherwise  provided in the related  Prospectus
                                            Supplement,  the Master  Servicer will be obligated as part of its servicing  responsibilities  to make certain advances with respect to  delinquent  scheduled  payments on the Mortgage  Loans in such
                                            Trust Fund.  Advances made by a Master  Servicer are  reimbursable generally from  subsequent  recoveries in respect of such Mortgage
                                            Loans and  otherwise  to the  extent  described  herein and in the related  Prospectus  Supplement.  If and to the extent provided in the Prospectus Supplement for any series, the Master Servicer will be  entitled  to receive  interest  on its  outstanding  advances, payable from  amounts in the related  Trust Fund.  The  Prospectus
                                            Supplement for any series of  Certificates  evidencing an interest in a Trust Fund that  includes MBS or Tiered MBS will describe any corresponding  advancing  obligation  of any person in  connection
                                            with   such  MBS  or  Tiered   MBS.   See   "Description   of  the
                                            Certificates--Advances in Respect of Delinquencies".

Termination.................................If so specified in the related Prospectus Supplement,  a series of
                                            Certificates may be subject to optional early termination

                                            through the repurchase of the Mortgage Assets in the related Trust
                                            Fund by the party specified  therein,  under the circumstances and in the manner set forth  therein.  If so  provided  in the related
                                            Prospectus  Supplement,  upon  the  reduction  of the  Certificate
                                            Balance  of a  specified  class or classes  of  Certificates  by a specified  percentage or amount,  the party specified therein will solicit bids for the purchase of all of the Mortgage Assets in the
                                            Trust Fund, or of a sufficient  portion of such Mortgage Assets to retire such class or classes,  under the  circumstances and in the
                                            manner   set   forth   therein.    See    "Description    of   the
                                            Certificates--Termination".

Registration of Certificates................If so provided in the related Prospectus  Supplement,  one or more classes of the Offered  Certificates will initially be represented by one or more Certificates  registered in the name of the nominee of DTC. No person acquiring an interest in Offered Certificates so registered  will be entitled to receive a  definitive  certificate representing  such  person's  interest  except in the  event  that definitive certificates are issued under the limited circumstances described herein. See "RISK FACTORS--Book-Entry  Registration" and
                                            "Description  of  the  Certificates--Book-Entry  Registration  and
                                            Definitive Certificates".

Tax Status of the Certificates..............The  Certificates  of  each  series  will  constitute  either  (i)
                                            "regular  interests" ("REMIC Regular  Certificates") and "residual interests" ("REMIC Residual Certificates") in a Trust Fund treated as a REMIC  under  Sections  860A  through  860G  of the  Internal
                                            Revenue Code of 1986 (the  "Code"),  or (ii)  interests  ("Grantor
                                            Trust  Certificates")  in a Trust Fund treated as a grantor  trust under  applicable  provisions  of the Code.  For the  treatment of
                                            REMIC  Regular  Certificates,   REMIC  Residual  Certificates  and
                                            Grantor Trust  Certificates  under the Code, see "Certain  Federal
                                            Income  Tax  Consequences"  herein and in the  related  Prospectus
                                            Supplement.

ERISA Considerations........................A  fiduciary  of  an  employee  benefit  plan  and  certain  other retirement plans and arrangements, including individual retirement accounts,  annuities, Keogh plans, and collective investment funds and separate accounts in which such plans, accounts,  annuities or arrangements  are  invested,  that  is  subject  to  the  Employee
                                            Retirement Income Security Act of 1974, as amended  ("ERISA"),  or
                                            Section  4975 of the Code should  carefully  review with its legal advisors  whether the purchase or holding of Offered  Certificates could  give rise to a  transaction  that is  prohibited  or is not otherwise  permissible  either  under ERISA or Section 4975 of the
                                            Code.  See  "ERISA  Considerations"  herein  and  in  the  related
                                            Prospectus Supplement.

Legal Investment............................Unless otherwise  provided in the related  Prospectus  Supplement, the Offered  Certificates  will not constitute  "mortgage  related securities" for purposes of the Secondary

                                            Mortgage Market  Enhancement Act of 1984.  Accordingly,  investors whose investment authority is subject to legal restrictions should consult their own legal advisors to determine  whether and to what extent the Offered  Certificates  constitute legal investments for them. See "Legal  Investment" herein and in the related Prospectus
                                            Supplement.

Rating......................................At the date of issuance,  as to each series, each class of Offered
                                            Certificates  will be rated not lower than investment grade by one or more nationally recognized statistical rating agencies (each, a
                                            "Rating   Agency").   See  "Rating"  herein  and  in  the  related
                                            Prospectus Supplement.

                                  RISK FACTORS

         Investors should consider, in connection with the purchase of Offered Certificates, among other things, the following factors and certain other factors as may be set forth in "Risk Factors" in the related Prospectus Supplement. In general, to the extent that the factors discussed below pertain to or are influenced by the characteristics or behavior of Mortgage Loans included in a particular Trust Fund, they would be similarly influenced by the characteristics or behavior of the mortgage loans underlying any MBS or Tiered MBS included in such Trust Fund.

LIMITED LIQUIDITY

         There can be no assurance that a secondary market for the Certificates of any series will develop or, if it does develop, that it will provide holders with liquidity of investment or will continue while Certificates of such series remain outstanding. Any such secondary market may provide less liquidity to investors than any comparable market for securities evidencing interests in single-family mortgage loans. The market value of Certificates will fluctuate with changes in prevailing rates of interest. Consequently, sale of Certificates by a holder in any secondary market that may develop may be at a discount from 100% of their original principal balance or from their purchase price. Furthermore, secondary market purchasers may look only hereto, to the related Prospectus Supplement and to the reports to Certificateholders delivered pursuant to the Agreement as described herein under the heading "Description of the Certificates--Reports to Certificateholders", "--Book-Entry Registration and Definitive Certificates" and "Description of the Agreements--Evidence as to Compliance" for information concerning the Certificates. Except to the extent described herein and in the related Prospectus Supplement, Certificateholders will have no redemption rights and the Certificates are subject to early retirement only under certain specified circumstances described herein and in the related Prospectus Supplement. See "Description of the Certificates--Termination". Salomon Brothers Inc, through one or more of its affiliates, currently expects to make a secondary market in the Offered Certificates, but has no obligation to do so.

LIMITED ASSETS

         Unless otherwise specified in the related Prospectus Supplement, a series of Certificates will not have any claim against or security interest in the Trust Funds for any other series. If the related Trust Fund is insufficient to make payments on such Certificates, no other assets will be available for payment of the deficiency. Additionally, certain amounts remaining in certain funds or accounts, including the Certificate Account and any accounts maintained as Credit Support, may be withdrawn under certain conditions, as described in the related Prospectus Supplement. In the event of such withdrawal, such amounts will not be available for future payment of principal of or interest on the Certificates. If so provided in the Prospectus Supplement for a series of Certificates consisting of one or more classes of Subordinate Certificates, on any Distribution Date in respect of which losses or shortfalls in collections on the Mortgage Assets have been incurred, the amount of such losses or shortfalls will be borne first by one or more classes of the Subordinate Certificates, and, thereafter, by the remaining classes of Certificates in the priority and manner and subject to the limitations specified in such Prospectus Supplement.

AVERAGE LIFE OF CERTIFICATES; PREPAYMENTS; YIELDS

         Prepayments on the Mortgage Loans in any Trust Fund generally will result in a faster rate of principal payments on one or more classes of the related Certificates than if payments on such Mortgage Loans were made as scheduled. Thus, the prepayment experience on the Mortgage Loans may affect the average life of each class of related Certificates. The rate of principal payments on pools of mortgage loans varies between pools and from time to time is influenced by a variety of economic, demographic, geographic, social, tax, legal and other factors. There can be no assurance as to the rate of prepayment on the Mortgage Loans in any Trust Fund or that the rate of payments will conform to any model described herein or in any Prospectus Supplement. If prevailing interest rates fall significantly below the applicable rates borne by the Mortgage Loans included in a Trust Fund, principal prepayments are likely to be higher than if prevailing rates remain at or above the rates borne by those Mortgage Loans. As a result, the actual maturity of any class of Certificates could occur significantly earlier than expected. A series of Certificates may include one or more classes of Certificates with priorities of payment and, as a result, yields on other classes of Certificates, including classes of Offered Certificates, of such series may be more sensitive to prepayments on Mortgage Loans. A series of Certificates may include one or more classes offered at a significant premium or discount. Yields on such classes of Certificates will be sensitive, and in some cases extremely sensitive, to prepayments on Mortgage Loans and, where the amount of interest payable with respect to a class is disproportionately high, as compared to the amount of principal, as with certain classes of Stripped Interest Certificates, a holder might, in some prepayment scenarios, fail to recoup its original investment. A series of Certificates may include one or more classes of Certificates, including classes of Offered Certificates, that provide for distribution of principal thereof from amounts attributable to interest accrued but not currently distributable on one or more classes of Accrual Certificates and, as a result, yields on such Certificates will be sensitive to (a) the provisions of such Accrual Certificates relating to the timing of distributions of interest thereon and (b) if such Accrual Certificates accrue interest at a variable or adjustable Pass-Through Rate, changes in such rate. See "Yield Considerations" herein and, if applicable, in the related Prospectus Supplement.

LIMITED NATURE OF RATINGS

         Any rating assigned by a Rating Agency to a class of Certificates will reflect such Rating Agency's assessment solely of the likelihood that holders of Certificates of such class will receive payments to which such
Certificateholders are entitled under the related Agreement. Such rating will not constitute an assessment of the likelihood that principal prepayments on the related Mortgage Loans will be made, the degree to which the rate of such prepayments might differ from that originally anticipated or the likelihood of early optional termination of the series of Certificates. Such rating will not address the possibility that prepayment at higher or lower rates than anticipated by an investor may cause such investor to experience a lower than anticipated yield or that an investor purchasing a Certificate at a significant premium or a Stripped Interest Certificate might fail to recoup its initial investment under certain prepayment scenarios. Each Prospectus Supplement will identify any payment to which holders of Offered Certificates of the related series are entitled that is not covered by the applicable rating.

         The amount, type and nature of credit support, if any, established with respect to a series of Certificates will be determined on the basis of criteria established by each Rating Agency rating classes of the Certificates of such series. Such criteria are sometimes based upon an actuarial analysis of the behavior of mortgage loans in a larger group. Such analysis is often the basis upon which each Rating Agency determines the amount of credit support required with respect to each such class. There can be no assurance that the historical data supporting any such actuarial analysis will accurately reflect future experience nor any assurance that the data derived from a large pool of mortgage loans accurately predicts the delinquency, foreclosure or loss experience of any particular pool of Mortgage Loans. No assurance can be given that values of any Mortgaged Properties have remained or will remain at their levels on the respective dates of origination of the related Mortgage Loans. Moreover, there is no assurance that appreciation of real estate values generally will limit loss experiences on Commercial Properties or Multifamily Properties. If the commercial or multifamily residential real estate markets should experience an overall decline in property values such that the outstanding principal balances of the Mortgage Loans in a particular Trust Fund and any secondary financing on the related Mortgaged Properties become equal to or greater than the value of the Mortgaged Properties, the rates of delinquencies, foreclosures and losses could be higher than those now generally experienced by institutional lenders. In addition, adverse economic conditions (which may or may not affect real property values) may affect the timely payment by mortgagors of scheduled payments of principal and interest on the Mortgage Loans and, accordingly, the rates of delinquencies, foreclosures and losses with respect to any Trust Fund. To the extent that such losses are not covered by Credit Support, such losses will be borne, at least in part, by the holders of one or more classes of the Certificates of the related series. See "Description of Credit Support" and "Rating".

RISKS ASSOCIATED WITH CERTAIN MORTGAGE LOANS AND MORTGAGED PROPERTIES

         Mortgage loans made with respect to multifamily or commercial property may entail risks of delinquency and foreclosure, and risks of loss in the event thereof, that are greater than similar risks associated with single-family property. See "Description of the Trust Funds--Mortgage Loans". The ability of a mortgagor to repay a loan secured by an income-producing property typically is dependent primarily upon the successful operation of such property rather than any independent income or assets of the mortgagor; thus, the value of an income-producing property is directly related to the net operating income derived from such property. In contrast, the ability of a mortgagor to repay a single-family loan typically is dependent primarily upon the mortgagor's household income, rather than the capacity of the property to produce income; thus, other than in geographical areas where employment is dependent upon a particular employer or an industry, the mortgagor's income tends not to reflect directly the value of such property. A decline in the net operating income of an income-producing property will likely affect both the performance of the related loan as well as the liquidation value of such property, whereas a decline in the income of a mortgagor on a single-family property will likely affect the performance of the related loan but may not affect the liquidation value of such property.

         The performance of a mortgage loan secured by an income-producing property leased by the mortgagor to tenants as well as the liquidation value of such property may be dependent upon the business operated by such tenants in connection with such property, the creditworthiness of such tenants or both; the risks associated with such loans may be offset by the number of tenants or, if applicable, a diversity of types of business operated by such tenants. A number of the Mortgage Loans may be secured by liens on owner-occupied Mortgaged Properties or on Mortgaged Properties leased to a single tenant. Accordingly, a decline in the financial condition of the borrower or single tenant, as applicable, may have a disproportionately greater effect on the net operating income from such Mortgaged Properties than would be the case with respect to Mortgaged Properties with multiple tenants. Furthermore, the value of any
Mortgaged Property may be adversely affected by risks generally incident to interests in real property, including changes in general or local economic conditions and/or specific industry segments; declines in real estate values; declines in rental or occupancy rates; increases in interest rates, real estate tax rates and other operating expenses; changes in governmental rules, regulations and fiscal policies, including environmental legislation; acts of God; and other factors beyond the control of the Master Servicer.

         In addition, additional risk may be presented by the type and use of a particular Mortgaged Property. For instance, Mortgaged Properties that operate as hospitals and nursing homes may present special risks to lenders due to the significant governmental regulation of the ownership, operation, maintenance and financing of health care institutions. Hotel and motel properties are often operated pursuant to franchise, management or operating agreements which may be terminable by the franchisor or operator. Moreover, the transferability of a hotel's operating, liquor and other licenses upon a transfer of the hotel, whether through purchase or foreclosure, is subject to local law requirements.

         It is anticipated that a substantial portion of the Mortgage Loans included in any Trust Fund will be nonrecourse loans or loans for which recourse may be restricted or unenforceable, as to which, in the event of mortgagor default, recourse may be had only against the specific multifamily or commercial property and such other assets, if any, as have been pledged to secure the Mortgage Loan. With respect to those Mortgage Loans that provide for recourse against the mortgagor and its assets generally, there can be no assurance that such recourse will ensure a recovery in respect of a defaulted Mortgage Loan greater than the liquidation value of the related Mortgaged Property.

         Further, the concentration of default, foreclosure and loss risks in individual mortgagors or Mortgage Loans in a particular Trust Fund or the related Mortgaged Properties will generally be greater than for pools of single-family loans both because the Mortgage Loans in a Trust Fund will generally consist of a smaller number of loans than would a single-family pool of comparable aggregate unpaid principal balance and because of the higher principal balance of individual Mortgage Loans. The Trust Fund may consist of a single Mortgage Loan.

         If applicable, certain legal aspects of the Mortgage Loans for a series of Certificates may be described in the related Prospectus Supplement. See also "Certain Legal Aspects of Mortgage Loans" herein.

DELINQUENT AND NON-PERFORMING MORTGAGE LOANS

         If so provided in the related Prospectus Supplement, the Trust Fund for a particular series of Certificates may include Mortgage Loans that are past due or are non-performing. If so specified in the related Prospectus Supplement, the servicing of such Mortgage Loans will be performed by a Special Servicer. Credit Support provided with respect to a particular series of Certificates may not cover all losses related to such delinquent or non-performing Mortgage Loans, and investors should consider the risk that the inclusion of such Mortgage Loans in the Trust Fund may adversely affect the rate of defaults and prepayments on Mortgage Assets and the yield on the Certificates of such series. See "Description of the Trust Funds--Mortgage Loans--General".

JUNIOR MORTGAGE LOANS

         Certain of the Mortgage Loans may be junior mortgage loans. The primary risk to holders of Mortgage Loans secured by junior liens is the possibility that adequate funds will not be received in connection with a foreclosure of a related senior lien to satisfy the junior Mortgage Loan after satisfaction of all related senior liens. See "Certain Legal Aspects of Mortgage Loans--Foreclosure".

BALLOON PAYMENTS

         Certain of the Mortgage Loans as of the Cut-off Date may not be fully amortizing over their terms to maturity and, thus, will require substantial principal payments (i.e., balloon payments) at their stated maturity. Mortgage Loans with balloon payments involve a greater degree of risk because the ability of a mortgagor to make a balloon payment typically will depend upon its ability either to timely refinance the loan or to timely sell the related Mortgaged Property. The ability of a mortgagor to accomplish either of these goals will be affected by a number of factors, including the level of available mortgage rates at the time of sale or refinancing, the mortgagor's equity in the related Mortgaged Property, the financial condition and operating history of the mortgagor and the related Mortgaged Property, tax laws, rent control laws (with respect to certain Multifamily Properties and mobile home parks), reimbursement rates (with respect to certain hospitals, nursing homes and convalescent homes), renewability of operating licenses, prevailing general economic conditions and the availability of credit for commercial or multifamily, as the case may be, real properties generally.

OBLIGOR DEFAULT

         If so specified in the related Prospectus Supplement, in order to maximize recoveries on defaulted Mortgage Loans, a Master Servicer will be permitted (within prescribed parameters) to extend and modify Mortgage Loans that are in default or as to which a payment default is imminent, including in particular with respect to balloon payments. In addition, a Master Servicer or a Special Servicer may receive workout fees, management fees, liquidation fees or other similar fees based on receipts from or proceeds of such Mortgage Loans. While a Master Servicer generally will be required to determine that any such extension or modification is reasonably likely to produce a greater recovery on a present value basis than liquidation, there can be no assurance that such flexibility with respect to extensions or modifications or payment of a workout fee will increase the present value of receipts from or proceeds of Mortgage Loans that are in default or as to which a payment default is imminent. The recent foreclosure and delinquency experience with respect to loans serviced by a Master Servicer or, if applicable, any Special Servicer or significant Sub-Servicer will be provided in the related Prospectus Supplement.

MORTGAGOR TYPE

         Mortgage Loans made to partnerships, corporations or other entities may entail risks of loss from delinquency and foreclosure that are greater than those of Mortgage Loans made to individuals. The Mortgagor's sophistication and form of organization may increase the likelihood of protracted litigation or bankruptcy in default situations.

CREDIT SUPPORT LIMITATIONS

         The Prospectus Supplement for a series of Certificates will describe any Credit Support in the related Trust Fund, which may include letters of credit, insurance policies, surety bonds, guarantees, reserve funds or other types of credit support, or combinations thereof. Use of Credit Support will be subject to the conditions and limitations described herein and in the related Prospectus Supplement. Moreover, such Credit Support may not cover all potential losses or risks; for example, Credit Support may or may not cover fraud or negligence by a mortgage loan originator or other parties.

         A series of Certificates may include one or more classes of Subordinate Certificates (which may include Offered Certificates), if so provided in the related Prospectus Supplement. Although subordination is intended to reduce the risk to holders of Senior Certificates of delinquent distributions or ultimate losses, the amount of subordination will be limited and may decline under certain circumstances. In addition, if principal payments on one or more classes of Certificates of a series are made in a specified order of priority, any limits with respect to the aggregate amount of claims under any related Credit Support may be exhausted before the principal of the lower priority classes of Certificates of such series has been repaid. As a result, the impact of significant losses and shortfalls on the Mortgage Assets may fall primarily upon those classes of Certificates having a lower priority of payment. Moreover, if a form of Credit Support covers more than one series of Certificates, holders of Certificates of one series will be subject to the risk that such Credit Support will be exhausted by the claims of the holders of Certificates of one or more other series.

         The amount of any applicable Credit Support supporting one or more classes of Offered Certificates, including the subordination of one or more classes of Certificates, will be determined on the basis of criteria established by each Rating Agency rating such classes of Certificates based on an assumed level of defaults, delinquencies, other losses or other factors. There can, however, be no assurance that the loss experience on the related Mortgage Assets will not exceed such assumed levels. See "--Limited Nature of Ratings", "Description of the Certificates" and "Description of Credit Support".

DUE-ON-SALE CLAUSES AND ASSIGNMENTS OF LEASES AND RENTS

         Mortgages may contain a due-on-sale clause, which permits the lender to accelerate the maturity of the Mortgage Loan if the mortgagor sells, transfers or conveys the related Mortgaged Property or its interest in the Mortgaged Property. Mortgages may also include a debt-acceleration clause, which permits the lender to accelerate the debt upon a monetary or non-monetary default of the mortgagor. Such clauses are generally enforceable subject to certain exceptions. The courts of all states will enforce clauses providing for acceleration in the event of a material payment default. The equity courts of any state, however, may refuse the foreclosure of a mortgage or deed of trust when an acceleration of the indebtedness would be inequitable or unjust or the circumstances would render the acceleration unconscionable.

         If so specified in the related Prospectus Supplement, the Mortgage Loans will be secured by an assignment of leases and rents pursuant to which the mortgagor typically assigns its right, title and interest as landlord under the leases on the related Mortgaged Property and the income derived therefrom to the lender as further security for the related Mortgage Loan, while retaining a license to collect rents for so long as there is no default. In the event the mortgagor defaults, the license terminates and the lender is entitled to collect rents. Such assignments are typically not perfected as security interests prior to actual possession of the cash flows. Some state laws may require that the lender take possession of the Mortgaged Property and obtain a judicial appointment of a receiver before becoming entitled to collect the rents. In addition, if bankruptcy or similar proceedings are commenced by or in respect of the mortgagor, the lender's ability to collect the rents may be adversely affected. See "Certain Legal Aspects of Mortgage Loans--Leases and Rents".

ENVIRONMENTAL RISKS

         Real property pledged as security for a mortgage loan may be subject to certain environmental risks. Under the laws of certain states, contamination of a property may give rise to a lien on the property to assure the costs of cleanup. In several states, such a lien has priority over the lien of an existing mortgage against such property. In addition, under the laws of some states and under the federal Comprehensive Environmental Response, Compensation and Liability Act of 1980 ("CERCLA"), a lender may be liable, as an "owner" or "operator", for costs of addressing releases or threatened releases of hazardous substances that require remedy at a property, if agents or employees of the lender have become sufficiently involved in the operations of the mortgagor, regardless of whether or not the environmental damage or threat was caused by a prior owner. A lender also risks such liability on foreclosure of the mortgage. Unless otherwise specified in the related Prospectus Supplement, each Agreement will provide that the Master Servicer, acting on behalf of the Trust Fund, may not acquire title to a Mortgaged Property securing a Mortgage Loan or take over its operation unless the Master Servicer has previously determined, based upon a report prepared by a person who regularly conducts environmental audits, that:
(i) the Mortgaged Property is in compliance with applicable environmental laws, and there are no circumstances present at the Mortgaged Property relating to the use, management or disposal of any hazardous substances, hazardous materials, wastes, or petroleum based materials for which investigation, testing, monitoring, containment, clean-up or remediation could be required under any federal, state or local law or regulation; or (ii) if the Mortgaged Property is not so in compliance or such circumstances are so present, then it would be in the best economic interest of the Trust Fund to acquire title to the Mortgaged Property and further to take such actions as would be necessary and appropriate to effect such compliance and/or respond to such circumstances. See "Certain Legal Aspects of Mortgage Loans--Environmental Legislation".

ERISA CONSIDERATIONS

         Generally, ERISA applies to investments made by employee benefit plans and transactions involving the assets of such plans. Due to the complexity of regulations which govern such plans, prospective investors that are subject to ERISA are urged to consult their own counsel regarding consequences under ERISA of acquisition, ownership and disposition of the Offered Certificates of any series. See "ERISA Considerations".

CERTAIN FEDERAL TAX CONSIDERATIONS REGARDING REMIC RESIDUAL CERTIFICATES

         Holders of REMIC Residual Certificates will be required to report on their federal income tax returns as ordinary income their pro rata share of the taxable income of the REMIC, regardless of the amount or timing of their receipt of cash payments, as described in "Certain Federal Income Tax Consequences--REMICs". Accordingly, under certain circumstances, holders of Offered Certificates that constitute REMIC Residual Certificates may have taxable income and tax liabilities arising from such investment during a taxable year in excess of the cash received during such period. The requirement that holders of REMIC Residual Certificates report their pro rata share of the taxable income and net loss of the REMIC will continue until the Certificate Balances of all classes of Certificates of the related series have been reduced to zero, even though holders of REMIC Residual Certificates have received full payment of their stated interest and principal. A portion (or, in certain circumstances, all) of such Certificateholder's share of the REMIC taxable income may be treated as "excess inclusion" income to such holder which (i) generally, will not be subject to offset by losses from other activities, (ii) for a tax-exempt holder, will be treated as unrelated business taxable income and (iii) for a foreign holder, will not qualify for exemption from withholding tax. Individual holders of REMIC Residual Certificates may be limited in their ability to deduct servicing fees and other expenses of the REMIC. In addition, REMIC Residual Certificates are subject to certain restrictions on transfer. Because of the special tax treatment of REMIC Residual Certificates, the taxable income arising in a given year on a REMIC Residual Certificate will not be equal to the taxable income associated with investment in a corporate bond or stripped instrument having similar cash flow characteristics and pre-tax yield.
Therefore, the after-tax yield on the REMIC Residual Certificate may be significantly less than that of a corporate bond or stripped instrument having similar cash flow characteristics.

CONTROL

         Under certain circumstances, the consent or approval of the holders of a specified percentage of the aggregate Certificate Balance of all outstanding Certificates of a series or a similar means of allocating decision-making under the related Agreement ("Voting Rights") will be required to direct, and will be sufficient to bind all Certificateholders of such series to, certain actions, including amending the related Agreement in certain circumstances. See "Description of the Agreements--Events of Default", "--Rights Upon Event of Default", "--Amendment" and "--List of Certificateholders".

BOOK-ENTRY REGISTRATION

         If so provided in the Prospectus Supplement, one or more classes of the Certificates will be initially represented by one or more certificates registered in the name of the nominee for DTC, and will not be registered in the names of the Certificateholders or their nominees. Because of this, unless and until Definitive Certificates are issued, beneficial owners of the Certificates of such class or classes will not be recognized by the Trustee as
"Certificateholders" (as that term is to be used in the related Agreement). Hence, until such time, the beneficial owners will be able to exercise the rights of Certificateholders only indirectly through DTC and its participating organizations. See "Description of the Certificates--Book-Entry Registration and Definitive Certificates".

                         DESCRIPTION OF THE TRUST FUNDS

MORTGAGE ASSETS

         The primary assets of each Trust Fund (the "Mortgage Assets") will include (i) one or more various types of multifamily and/or commercial mortgage loans (the "Mortgage Loans"), (ii) mortgage participation certificates, pass-through certificates or other mortgage-backed securities ("MBS") evidencing interests in, or secured by pledges of one or more of various types of multifamily and/or commercial mortgage loans, (iii) participation certificates, pass-through certificates or other securities evidencing interests in, or secured by pledges of one or more MBS ("Tiered MBS") or (iv) a combination of Mortgage Loans, MBS or Tiered MBS. As used herein, "Mortgage Loans" refers to both whole Mortgage Loans and Mortgage Loans underlying MBS or Tiered MBS. Mortgage Loans that secure, or interests in which are evidenced by, MBS are herein sometimes referred to as Underlying Mortgage Loans. Mortgage Loans that are not Underlying Mortgage Loans are sometimes referred to as Whole Loans. The Mortgage Assets will not be guaranteed or insured by Salomon Brothers Mortgage Securities VII, Inc (the "Depositor") or any of its affiliates or, unless otherwise provided in the Prospectus Supplement, by any governmental agency or instrumentality or by any other person. Each Mortgage Asset will be selected by the Depositor for inclusion in a Trust Fund from among those (i) originated by the Depositor or (ii) purchased, either directly or indirectly, from a prior holder thereof (a "Mortgage Asset Seller"), which prior holder may or may not be the originator of such Mortgage Loan or the issuer of such MBS or Tiered MBS and may be an affiliate of the Depositor.

MORTGAGE LOANS

         General

         The Mortgage Loans will be evidenced by promissory notes (the "Mortgage Notes") secured by mortgages, deeds of trust or similar security instruments (the "Mortgages") creating a lien on the properties (the "Mortgaged Properties") consisting of (i) residential properties consisting of three or more rental or cooperatively-owned dwelling units in high-rise, mid-rise or garden apartment buildings or other residential structures ("Multifamily Properties" and the related loans, "Multifamily Loans") or (ii) office buildings, retail stores, hotels or motels, nursing homes, hospitals or other health care-related facilities, mobile home parks, warehouse facilities, mini-warehouse facilities or self-storage facilities, industrial plants, mixed use or other types of commercial properties or unimproved land ("Commercial Properties" and the related loans, "Commercial Loans") located, unless otherwise specified in the related Prospectus Supplement, in any one of the fifty states or the District of Columbia. Unless otherwise specified in the related Prospectus Supplement, each of the Mortgage Loans will be secured by a first mortgage or deed of trust or other similar security instrument creating a first lien on a Mortgaged Property. Multifamily Property may include mixed commercial and residential structures and may include apartment buildings owned by private cooperative housing corporations ("Cooperatives"). The Mortgaged Properties may include leasehold interests in properties, the title to which is held by third party lessors; however, unless otherwise specified in the related Prospectus Supplement, the term of any such leasehold will exceed the term of the mortgage note by at least two years. Each Mortgage Loan will have been originated by a person (the "Originator") other than the Depositor. Mortgage Loans will generally also be secured by an assignment of leases and rents and/or operating or other cash flow guarantees relating to the Mortgage Loan.

         If so specified in the related Prospectus Supplement, Mortgage Assets for a series of Certificates may include Mortgage Loans made on the security of real estate projects under construction. In that case, the related Prospectus Supplement will describe the procedures and timing for making disbursements from construction reserve funds as portions of the related real estate project are completed. In addition, the Mortgage Assets for a particular series of Certificates may include Mortgage Loans that are delinquent or non-performing as of the date such Certificates are issued. In that case, the related Prospectus Supplement will set forth, as to each such Mortgage Loan, available information as to the period of such delinquency or non-performance, any forbearance arrangement then in effect, the condition of the related Mortgaged Property and the ability of the Mortgaged Property to generate income to service the mortgage debt.

         Default and Loss Considerations with Respect to the Mortgage Loans

         Mortgage loans secured by commercial and multifamily properties are markedly different from owner-occupied single-family home mortgage loans. The repayment of loans secured by commercial or multifamily properties is typically dependent upon the successful operation of such property rather than upon the liquidation value of the real estate. Unless otherwise specified in the Prospectus Supplement, the

Mortgage Loans will be non-recourse loans, which means that, absent special facts, the mortgagee may look only to the Net Operating Income from the property for repayment of the mortgage debt, and not to any other of the mortgagor's assets, in the event of the mortgagor's default. Lenders typically look to the Debt Service Coverage Ratio of a loan secured by income-producing property as an important measure of the risk of default on such a loan. The "Debt Service Coverage Ratio" of a Mortgage Loan at any given time is the ratio of the Net Operating Income for a twelve-month period to the annualized scheduled payments on the Mortgage Loan. "Net Operating Income" means, for any given period, unless otherwise specified in the related Prospectus Supplement, the total operating revenues derived from a Mortgaged Property during such period, minus the total operating expenses incurred in respect of such Mortgaged Property during such period other than (i) non-cash items such as depreciation and amortization, (ii) capital expenditures and (iii) debt service on loans secured by the Mortgaged Property. The Net Operating Income of a Mortgaged Property will fluctuate over time and may be sufficient or insufficient to cover debt service on the related Mortgage Loan at any given time.

         As the primary component of Net Operating Income, rental income (and maintenance payments from tenant-stockholders of a Cooperative) is subject to the vagaries of the applicable real estate market and/or business climate. Properties typically leased, occupied or used on a short-term basis, such as health care-related facilities, hotels and motels, and mini-warehouse and self-storage facilities, tend to be affected more rapidly by changes in market or business conditions than do properties leased, occupied or used for longer periods, such as (typically) warehouses, retail stores, office buildings and industrial plants. Commercial Loans may be secured by owner-occupied Mortgaged Properties or Mortgaged Properties leased to a single tenant. Accordingly, a decline in the financial condition of the mortgagor or single tenant, as applicable, may have a disproportionately greater effect on the Net Operating Income from such Mortgaged Properties than would be the case with respect to Mortgaged Properties with multiple tenants.

         Changes in the expense components of Net Operating Income due to the general economic climate or economic conditions in a locality or industry segment, such as increases in interest rates, real estate and personal property tax rates and other operating expenses including energy costs; changes in governmental rules, regulations and fiscal policies, including environmental legislation; and acts of God may also affect the risk of default on the related Mortgage Loan. As may be further described in the related Prospectus Supplement, in some cases leases of Mortgaged Properties may provide that the lessee, rather than the mortgagor, is responsible for payment of certain of these expenses ("Net Leases"); however, because leases are subject to default risks as well when a tenant's income is insufficient to cover its rent and operating expenses, the existence of such "net of expense" provisions will only temper, not eliminate, the impact of expense increases on the performance of the related Mortgage Loan.

         While the duration of leases and the existence of any "net of expense" provisions are often viewed as the primary considerations in evaluating the credit risk of mortgage loans secured by certain income-producing properties, such risk may be affected equally or to a greater extent by changes in government regulation of the operator of the property. Examples of the latter include mortgage loans secured by health care-related facilities and hospitals, the income from which and the operating expenses of which are subject to state and/or federal regulations, such as Medicare and Medicaid, and multifamily properties and mobile home parks, which may be subject to state or local rent control regulation and, in certain cases, restrictions on changes in use of the property. Low- and moderate-income housing may be particularly subject to legal limitations and regulations but, because of such regulations, may also be less sensitive to fluctuations in market rents generally.

         The liquidation value of any Mortgaged Property may be adversely affected by risks generally incident to interests in real property, including declines in rental or occupancy rates. Lenders generally use the Loan-to-Value Ratio of a mortgage loan as a measure of risk of loss if a property must be liquidated upon a default by the mortgagor. The "Loan-to-Value Ratio" of a Mortgage Loan at any given time is the ratio (expressed as a percentage) of the then outstanding principal balance of the Mortgage Loan to the Value of the related Mortgaged Property. The "Value" of a Mortgaged Property, other than with respect to Refinance Loans, is generally the lesser of (a) the appraised value determined in an appraisal obtained by the originator at origination of such loan and (b) the sales price for such property. Refinance Loans are loans made to refinance existing loans. The Value of the Mortgaged Property securing a Refinance Loan is the appraised value thereof determined in an appraisal obtained at the time of origination of the Refinance Loan. The Value of a Mortgaged Property as of the date of initial issuance of the related series of Certificates may be less than the value at origination and will fluctuate from time to time based upon changes in economic conditions and the real estate market.

         Appraised values of income-producing properties may be based on the market comparison method (recent resale value of comparable properties at the date of the appraisal), the cost replacement method (the cost of replacing the property at such date), the income capitalization method (a projection of value based upon the property's projected net cash flow), or upon a selection from or interpolation of the values derived from such methods. Each of these appraisal methods presents analytical challenges. It is often difficult to find truly comparable properties that have recently been sold; the replacement cost of a property may have little to do with its current market value; and income capitalization is inherently based on inexact projections of income and expense and the selection of an appropriate capitalization rate. Where more than one of these appraisal methods are used and create significantly different results, or where a high Loan-to-Value Ratio accompanies a high Debt Service Coverage Ratio (or vice versa), the analysis of default and loss risks is even more difficult.

         While the Depositor believes that the foregoing considerations are important factors that generally distinguish the Mortgage Loans from single-family mortgage loans and provide insight to the risks associated with income-producing real estate, there is no assurance that such factors will in fact have been considered by the Originators of the Mortgage Loans, or that, for a particular Mortgage Loan, they are complete or relevant. See "Risk Factors--Risks Associated with Certain Mortgage Loans and Mortgaged Properties", "--Balloon Payments", "--Mortgagor Default" and "--Mortgagor Type".

         Mortgage Loan Information in Prospectus Supplements

         Each Prospectus Supplement will contain information, as of the date of such Prospectus Supplement and to the extent then applicable and specifically known to the Depositor, with respect to the Mortgage Loans constituting related Trust Assets, including (i) the aggregate outstanding principal balance and the largest, smallest and average outstanding principal balance of the Mortgage Loans as of the applicable Cut-off Date, (ii) the type of property securing the Mortgage Loans (e.g., Multifamily Property or Commercial Property and the type of property in each such category), (iii) the original and remaining terms to maturity of the Mortgage Loans, and the seasoning of the Mortgage Loans, (iv) the earliest and latest origination date and maturity date and weighted average original and remaining terms to maturity of the Mortgage Loans, (v) the
Loan-to-Value Ratios at origination of the Mortgage Loans, (vi) the Mortgage Rates or range of Mortgage Rates and the weighted average Mortgage Rate borne by the Mortgage Loans, (vii) the geographical distribution of the Mortgaged Properties on a state-by-state basis, (viii) information with respect to the prepayment provisions, if any, of the Mortgage Loans, (ix) the weighted average Retained Interest, if any, (x) with respect to Mortgage Loans with adjustable Mortgage Rates ("ARM Loans"), the adjustment dates, the highest, lowest and weighted average margin, and the maximum Mortgage Rate variation at the time of any adjustment and over the life of the ARM Loan, (xi) the Debt Service Coverage Ratio either at origination or as of a more recent date (or both) and (xii) information regarding the payment characteristics of the Mortgage Loans, including without limitation balloon payment and other amortization provisions. The related Prospectus Supplement will also contain certain information available to the Depositor with respect to the provisions of leases and the nature of tenants of the Mortgaged Properties and other information referred to in a general manner under "Description of the Trust Funds--Mortgage Loans--Default and Loss Considerations with Respect to the Mortgage Loans" above. If specific information respecting the Mortgage Loans is not known to the Depositor at the time Certificates are initially offered, more general information of the nature described above will be provided in the Prospectus Supplement, and specific information will be set forth in a report that will be available to purchasers of the related Certificates at or before the initial issuance thereof and will be filed as part of a Current Report on Form 8-K with the Securities and Exchange Commission within fifteen days after such initial issuance.

         Payment Provisions of the Mortgage Loans

         Unless otherwise specified in the related Prospectus Supplement, all of the Mortgage Loans will (i) have individual principal balances at origination of not less than $25,000, (ii) have original terms to maturity of not more than 40 years and (iii) provide for payments of principal, interest or both, on due dates that occur monthly, quarterly or semi-annually. Each Mortgage Loan may provide for no accrual of interest or for accrual of interest thereon at an interest rate (a "Mortgage Rate") that is fixed over its term or that adjusts from time to time, or that may be converted from an adjustable to a fixed Mortgage Rate, or from a fixed to an adjustable Mortgage Rate, from time to time at the mortgagor's election, in each case as described in the related Prospectus Supplement. Each Mortgage Loan may provide for scheduled payments to maturity or payments that adjust from time to time to accommodate changes in the Mortgage Rate or to reflect the occurrence of certain events, and may provide for negative amortization or accelerated amortization, in each case as described in the related Prospectus Supplement. Each Mortgage Loan may be fully amortizing or require a balloon payment due on its stated maturity date, in each case as described in the related Prospectus Supplement. Each Mortgage Loan may contain prohibitions on prepayment (a "Lock-out Period" and the date of expiration thereof, a "Lock-out Date") or require payment of a premium or a yield maintenance penalty (a "Prepayment Premium") in connection with a prepayment, in each case as described in the related Prospectus Supplement. In the event that holders of any class or classes of Offered Certificates will be entitled to all or a portion of any Prepayment Premiums collected in respect of Mortgage Loans, the related Prospectus Supplement will specify the method or methods by which any such amounts will be allocated. A Mortgage Loan may also contain provisions entitling the mortgagee to a share of profits realized from the operation or disposition of the Mortgaged Property ("Equity Participation"), as described in the related Prospectus Supplement. In the event that holders of any class or classes of Offered Certificates will be entitled to all or a portion of an Equity Participation, the related Prospectus Supplement will specify the terms and provisions of the Equity Participation and the method or methods by which distributions in respect thereof will be allocated among such Certificates.

MBS AND TIERED MBS

         MBS and Tiered MBS may include (i) private (that is, not guaranteed or insured by the United States or any agency or instrumentality thereof) participation certificates, pass-through certificates or other securities or
(ii) certificates insured or guaranteed by FHLMC, FNMA or GNMA, provided that each MBS and Tiered MBS will evidence an interest directly or indirectly in, or will be secured by a pledge of, mortgage loans that conform to the descriptions of the Mortgage Loans contained herein.

         Any MBS or Tiered MBS will have been issued pursuant to a participation and servicing agreement, a pooling and servicing agreement, an indenture or similar agreement (an "MBS Agreement"). A seller (the "MBS Issuer") and/or servicer (the "MBS Servicer") of the underlying Mortgage Loans in the case of MBS, or of the underlying MBS, in the case of Tiered MBS will have entered into the MBS Agreement with a trustee or a custodian under the MBS Agreement (the "MBS Trustee"), if any, or with the original purchaser of the interest in the underlying Mortgage Loans evidenced by MBS in the case of MBS, or of the interest in the underlying MBS evidenced by the Tiered MBS in the case of Tiered MBS.

         Distributions of principal and interest will be made on MBS and Tiered MBS on the dates specified in the related Prospectus Supplement. MBS and Tiered MBS may be issued in one or more classes with characteristics similar to the classes of Certificates described in this Prospectus. Principal and interest distributions will be made on MBS and Tiered MBS by the MBS Trustee or the MBS Servicer. The MBS Issuer or the MBS Servicer or another person specified in the related Prospectus Supplement may have the right or obligation to repurchase or substitute assets underlying the MBS or Tiered MBS after a certain date or under other circumstances specified in the related Prospectus Supplement.

         Enhancement in the form of reserve funds, subordination or other credit support similar to that described for the Certificates under "Description of Credit Support" may be provided with respect to MBS and Tiered MBS. The type, characteristics and amount of such credit support, if any, will be a function of certain characteristics of the Mortgage Loans evidenced by or securing such MBS in the case of MBS, and a function of such characteristics and the characteristics of the related MBS evidenced by or securing such Tiered MBS, in the case of Tiered MBS and other factors and generally will have been established for MBS or Tiered MBS on the basis of requirements of either any Rating Agency that may have assigned a rating to such MBS or Tiered MBS or the initial purchasers of such MBS or Tiered MBS.

         The Prospectus Supplement for a series of Certificates evidencing interests in Mortgage Assets that include MBS or Tiered MBS will specify, to the extent available, (i) the aggregate approximate initial and outstanding principal amount and type of the MBS or Tiered MBS to be included in the Trust Fund, (ii) the original and remaining term to stated maturity of the MBS or Tiered MBS, if applicable, (iii) the pass-through or bond rate of the MBS or Tiered MBS or formula for determining such rates, (iv) the applicable payment provisions for the MBS or Tiered MBS, (v) the MBS Issuer, MBS Servicer and MBS Trustee, as applicable, (vi) certain characteristics of the credit support, if any, such as subordination, reserve funds, insurance policies, letters of credit or guarantees relating to the related Underlying Mortgage Loans or directly to such MBS or Tiered MBS,
(vii) the terms on which the related Underlying Mortgage Loans for such MBS, or the MBS or Tiered MBS may, or are required to, be purchased prior to their maturity, (viii) the terms on which Mortgage Loans may be substituted for those originally underlying the MBS or Tiered MBS, (ix) the servicing fees payable under the MBS Agreement, (x) to the extent available to the Depositor, the type of information in respect of the Underlying Mortgage Loans described under "Description of the Trust Funds--Mortgage Loans--Mortgage Loan Information in Prospectus Supplements" and (xi) the characteristics of any cash flow agreements that are included as part of the trust fund evidenced or secured by the MBS or Tiered MBS.

CERTIFICATE ACCOUNTS

         Each Trust Fund will include one or more accounts (collectively, the "Certificate Account") established and maintained on behalf of the Certificateholders into which the person or persons designated in the related Prospectus Supplement will, to the extent described herein and in such Prospectus Supplement deposit all payments and collections received or advanced with respect to the Mortgage Assets and other assets in the Trust Fund. A Certificate Account may be maintained as an interest bearing or a non-interest bearing account, and funds held therein may be held as cash or invested in certain short-term, investment grade obligations, in each case as described in the related Prospectus Supplement.

CREDIT SUPPORT

         If so provided in the related Prospectus Supplement, partial or full protection against certain defaults and losses on the Mortgage Assets in the related Trust Fund may be provided to one or more classes of Certificates in the related series in the form of subordination of one or more other classes of Certificates in such series or by one or more other types of credit support, such as a letter of credit, insurance policy, guarantee, reserve fund or another type of credit support, or a combination thereof (any such coverage with respect to the Certificates of any series, "Credit Support"). The amount and types of coverage, the identification of the entity providing the coverage (if applicable) and related information with respect to each type of Credit Support, if any, will be described in the Prospectus Supplement for a series of Certificates. See "Risk Factors--Credit Support Limitations" and "Description of Credit Support".

CASH FLOW AGREEMENTS

         If so provided in the related Prospectus Supplement, the Trust Fund may include guaranteed investment contracts pursuant to which moneys held in the funds and accounts established for the related series will be invested at a specified rate. The Trust Fund may also include certain other agreements, such as interest rate exchange agreements, interest rate cap or floor agreements, currency exchange agreements or similar agreements provided to reduce the effects of interest rate or currency exchange rate fluctuations on the Mortgage Assets on one or more classes of Certificates. The principal terms of any such guaranteed investment contract or other agreement (any such agreement, a "Cash Flow Agreement"), including, without limitation, provisions relating to the timing, manner and amount of payments thereunder and provisions relating to the termination thereof, will be described in the Prospectus Supplement for the related series. In addition, the related Prospectus Supplement will provide certain information with respect to the obligor under any such Cash Flow Agreement.

                                 USE OF PROCEEDS

         The net proceeds to be received from the sale of the Certificates will be applied by the Depositor to the purchase of Trust Assets or will be used by the Depositor for general corporate purposes. The Depositor expects to sell the Certificates from time to time, but the timing and amount of offerings of Certificates will depend on a number of factors, including the volume of Mortgage Assets acquired by the Depositor, prevailing interest rates, availability of funds and general market conditions.

                              YIELD CONSIDERATIONS

GENERAL

         The yield on any Offered Certificate will depend on the price paid by the Certificateholder, the Pass-Through Rate of the Certificate, the receipt and timing of receipt of distributions on the Certificate and the weighted average life of the Mortgage Assets in the related Trust Fund. See "Risk Factors--Average Life of Certificates; Prepayments; Yields". The following discussion contemplates a Trust Fund that consists solely of Mortgage Loans. While the characteristics and behavior of mortgage loans underlying MBS and Tiered MBS can generally be expected to have the same effect on the yield to maturity and/or weighted average life of a Class of Certificates as will the characteristics and behavior of comparable Mortgage Loans, the effect may differ due to the payment characteristics of the MBS and Tiered MBS. If a Trust Fund includes MBS or Tiered MBS, the related Prospectus Supplement will discuss the effect that the MBS or Tiered MBS payment characteristics may have on the yield and weighted average lives of the Certificates offered thereby.

PASS-THROUGH RATE

         Certificates of any class within a series may have fixed, variable or adjustable Pass-Through Rates, which may or may not be based upon the interest rates borne by the Mortgage Loans in the related Trust Fund. The Prospectus Supplement with respect to any series of Certificates will specify the Pass-Through Rate for each class of such Certificates or, in the case of a variable or adjustable Pass-Through Rate, the method of determining the Pass-Through Rate; the effect, if any, of the prepayment of any Mortgage Loans on the Pass-Through Rate of one or more classes of Certificates; and whether the distributions of interest on the Certificates of any class will be dependent, in whole or in part, on the performance of any obligor under a Cash Flow Agreement.

TIMING OF PAYMENT OF INTEREST AND PRINCIPAL

         Each payment of interest on the Certificates (or addition to the Certificate Balance of a class of Accrual Certificates) on a Distribution Date will include interest accrued during the Interest Accrual Period for such Distribution Date. If the Interest Accrual Period ends on a date other than a Distribution Date for the related series, the yield realized by the holders of such Certificates may be lower than the yield that would result if the Interest Accrual Period ended on such Distribution Date. In addition, if so specified in the related Prospectus Supplement, interest accrued for an Interest Accrual Period for one or more classes of Certificates may be calculated on the assumption that distributions of principal (and additions to the Certificate Balance of Accrual Certificates) and allocations of losses on the Mortgage Assets may be made on the first day of the Interest Accrual Period for a Distribution Date and not on such Distribution Date. Such method would produce a lower effective yield than if interest were calculated on the basis of the actual principal amount outstanding during an Interest Accrual Period. The Interest Accrual Period for any class of Offered Certificates will be described in the related Prospectus Supplement.

PRINCIPAL PREPAYMENTS

         The yield to maturity on the Certificates will be affected by the rate of principal payments on the Mortgage Loans (including principal prepayments on Mortgage Loans resulting from both voluntary prepayments by the mortgagors and involuntary liquidations). The rate at which principal prepayments occur on the Mortgage Loans will be affected by a variety of factors, including, without limitation, the terms of the Mortgage Loans, the level of prevailing interest rates, the availability of mortgage credit and economic, demographic, geographic, tax, legal and other factors. In general, however, if prevailing interest rates fall significantly below the Mortgage Rates on the Mortgage Loans in a particular Trust Fund, such Mortgage Loans are likely to be the subject of higher principal prepayments than if prevailing rates remain at or above the rates borne by such Mortgage Loans. In this regard, it should be noted that certain Mortgage Assets may consist of Mortgage Loans with different Mortgage Rates and the stated pass-through or pay-through interest rate of certain MBS or Tiered MBS may be a number of percentage points higher or lower than certain of the Underlying Mortgage Loans or underlying MBS in the case of Tiered MBS. The rate of principal payments on some or all of the classes of Certificates of a series will correspond to the rate of principal payments on the Mortgage Loans in the related Trust Fund and is likely to be affected by the existence of Lock-out Periods and Prepayment Premium provisions of the Mortgage Loans, and by the extent to which the servicer of any such Mortgage Loan is able to enforce such provisions. Mortgage Loans with a Lock-out Period or a Prepayment Premium provision, to the extent enforceable, generally would be expected to experience a lower rate of principal prepayments than otherwise identical Mortgage Loans without such provisions, with shorter Lock-out Periods or with lower Prepayment Premiums.

         If the purchaser of a Certificate offered at a discount calculates its anticipated yield to maturity based on an assumed rate of distributions of principal that is faster than that actually experienced on the Mortgage Loans, the actual yield to maturity will be lower than that so calculated. Conversely, if the purchaser of a Certificate offered at a premium calculates its anticipated yield to maturity based on an assumed rate of distributions of principal that is slower than that actually experienced on the Mortgage Assets, the actual yield to maturity will be lower than that so calculated. In either case, if so provided in the Prospectus Supplement for a series of Certificates, the effect on yield on one or more classes of the Certificates of such series of prepayments of the Mortgage Loans in the related Trust Fund may be mitigated or exacerbated by any provisions for sequential or selective distribution of principal to such classes.

         The timing of changes in the rate of principal payments on the Mortgage Loans may significantly affect an investor's actual yield to maturity, even if the average rate of distributions of principal is consistent with an investor's expectation. In general, the earlier a principal payment is received on the Mortgage Loans and distributed on a Certificate, the greater the effect on such investor's yield to maturity. The effect on an investor's yield of principal payments occurring at a rate higher (or lower) than the rate anticipated by the investor during a given period may not be offset by a subsequent like decrease (or increase) in the rate of principal payments.

PREPAYMENTS--MATURITY AND WEIGHTED AVERAGE LIFE

         The rates at which principal payments are received on the Mortgage Loans and the rate at which payments are made from any Credit Support or Cash Flow Agreement for the related series of Certificates may affect the ultimate maturity and the weighted average life of each class of such series. Prepayments on the Mortgage Loans comprising or underlying the Mortgage Assets in a particular Trust Fund will generally accelerate the rate at which principal is paid on some or all of the classes of the Certificates of the related series.

         If so provided in the Prospectus Supplement for a series of Certificates, one or more classes of Certificates may have a final scheduled Distribution Date, which is the date on or prior to which the Certificate Balance thereof is scheduled to be reduced to zero, calculated on the basis of the assumptions applicable to such series set forth therein.

         Weighted average life refers to the average amount of time that will elapse from the date of issue of a security until each dollar of principal of such security will be repaid to the investor. The weighted average life of a class of Certificates of a series will be influenced by the rate at which principal on the Mortgage Loans is paid to such class, which may be in the form of scheduled amortization or prepayments (for this purpose, the term "prepayment" includes prepayments, in whole or in part, and liquidations due to default). Prepayments on loans are also commonly measured relative to a prepayment standard or model, such as the Constant Prepayment Rate ("CPR") prepayment model or the Standard Prepayment Assumption ("SPA") prepayment model, each as described below. CPR represents a constant assumed rate of prepayment each month relative to the then outstanding principal balance of a pool of loans for the life of such loans. SPA represents an assumed rate of prepayment each month relative to the then outstanding principal balance of a pool of loans. A prepayment assumption of 100% of SPA assumes prepayment rates of 0.2% per annum of the then outstanding principal balance of such loans in the first month of the life of the loans and an additional 0.2% per annum in each month thereafter until the thirtieth month. Beginning in the thirtieth month and in each month thereafter during the life of the loans, 100% of SPA assumes a constant prepayment rate of 6% per annum each month.

         Neither CPR nor SPA nor any other prepayment model or assumption purports to be a historical description of prepayment experience or a prediction of the anticipated rate of prepayment of any pool of loans, including the Mortgage Loans underlying or comprising the Mortgage Assets. Moreover, CPR and SPA were developed based upon historical prepayment experience for single-family loans. Thus, it is likely that prepayment of any Mortgage Loans comprising or underlying the Mortgage Assets for any series will not conform to any particular level of CPR or SPA.

         The Depositor is not aware of any meaningful publicly available prepayment statistics for multifamily or commercial mortgage loans.

         The Prospectus Supplement with respect to each series of Certificates will contain tables, if applicable, setting forth the projected weighted average life of each class of Offered Certificates of such series and the percentage of the initial Certificate Balance of each such class that would be outstanding on specified Distribution Dates based on the assumptions stated in such Prospectus Supplement, including assumptions that prepayments on the Mortgage Loans comprising or underlying the related Mortgage Assets are made at rates corresponding to various percentages of CPR, SPA or at such other rates specified in such Prospectus Supplement. Such tables and assumptions are intended to illustrate the sensitivity of weighted average life of the Certificates to various prepayment rates and will not be intended to predict or to provide information that will enable investors to predict the actual weighted average life of the Certificates. It is unlikely that prepayment of any Mortgage Loans comprising or underlying the Mortgage Assets for any series will conform to any particular level of CPR, SPA or any other rate specified in the related Prospectus Supplement.

OTHER FACTORS AFFECTING WEIGHTED AVERAGE LIFE

         Type of Mortgage Loan

         Certain Mortgage Loans may have balloon payments due at maturity, and because the ability of a mortgagor to make a balloon payment typically will depend upon its ability either to refinance the loan or to sell the related Mortgaged Property, there is a risk that a Mortgage Loan having a balloon payment provision may default at maturity, or that the servicer may extend the maturity of such a Mortgage Loan in connection with a workout. In the case of defaults, recovery of proceeds may be delayed by, among other things, bankruptcy of the mortgagor or adverse conditions in the market where the property is located. In order to minimize losses on defaulted Mortgage Loans, the servicer may, to the extent and under the circumstances set forth in the related Prospectus Supplement, be permitted to modify Mortgage Loans that are in default or as to which a payment default is imminent. Any defaulted balloon payment or modification that extends the maturity of a Mortgage Loan will tend to extend the weighted average life of the Certificates, thereby lengthening the period of time elapsed from the date of issuance of a Certificate until it is retired.

         Foreclosures and Payment Plans

         The number of foreclosures and the principal amount of the Mortgage Loans that are foreclosed in relation to the number and principal amount of Mortgage Loans that are repaid in accordance with their terms will affect the weighted average life of those Mortgage Loans and that of the related series of Certificates. Servicing decisions made with respect to the Mortgage Loans, including the use of payment plans prior to a demand for acceleration and the restructuring of Mortgage Loans in bankruptcy proceedings, may also have an effect upon the payment patterns of particular Mortgage Loans and thus the weighted average life of the Certificates.

         Due-on-Sale and Due-on-Encumbrance Clauses

         Acceleration of mortgage payments as a result of certain transfers of or the creation of encumbrances upon underlying Mortgaged Property is another factor affecting prepayment rates that may not be reflected in the prepayment standards or models used in the relevant Prospectus Supplement. A number of the Mortgage Loans may include "due-on-sale" clauses or "due-on-encumbrance" clauses that allow the holder of the Mortgage Loans to demand payment in full of the remaining principal balance of the Mortgage Loans upon sale or certain other transfers of or the creation of encumbrances upon the related Mortgaged Property. With respect to any Whole Loans, unless otherwise provided in the related Prospectus Supplement, the Master Servicer, on behalf of the Trust Fund, will be required to exercise (or waive its right to exercise) any such right that the Trustee may have as mortgagee to accelerate payment of the Whole Loan in a manner consistent with the servicing standard specified in the related Prospectus Supplement or, if no such standard is specified, consistent with the Master Servicer's normal servicing practices. See "Certain Legal Aspects of Mortgage Loans--Due-on-Sale and Due-on-Encumbrance" and "Description of the Agreements--Due-on-Sale and Due-on-Encumbrance Provisions".

         Single Mortgage Loan or Single Mortgagor

         The Mortgage Assets in a particular Trust Fund may consist of a single Mortgage Loan or obligations of a single mortgagor or related mortgagors as specified in the related Prospectus Supplement. Assumptions used with respect to the prepayment standards or models based upon analysis of the behavior of mortgage loans in a larger group will not necessarily be relevant in determining prepayment experience on a single Mortgage Loan or with respect to a single mortgagor.

NEGATIVE AMORTIZATION

         The weighted average life of a class of Certificates can be affected by Mortgage Loans that permit negative amortization to occur. To the extent that deferred interest is added to the principal balance of any of such Mortgage Loans, future interest accruals are computed on that higher principal balance and less of the scheduled payment is available to amortize the unpaid principal over the remaining amortization term of the Mortgage Loan. Accordingly, the weighted average lives of such Mortgage Loans (and that of the classes of Certificates to which any such negative amortization is allocated) will increase. During a period of declining interest rates, the portion of each scheduled payment in excess of the scheduled interest and principal due will be applied to reduce the outstanding principal balance of the related Mortgage Loan, thereby resulting in accelerated amortization of such Mortgage Loan. Any such acceleration in amortization of its principal balance will shorten the weighted average life of such Mortgage Loan and, correspondingly, the weighted average lives of Certificates entitled to principal payments.

                                  THE DEPOSITOR

         The Depositor was incorporated in the State of Delaware on January 27, 1987 as an indirect wholly-owned subsidiary of Salomon Inc. The Depositor was organized for the purpose of serving as a private secondary mortgage market conduit. The Depositor maintains its principal office at Seven World Trade Center, New York, New York 10048. Its telephone number is (212) 783-5635.

         The Depositor does not have, nor is it expected in the future to have, any significant assets.

                         DESCRIPTION OF THE CERTIFICATES

GENERAL

         The Certificates of each series (including any class of Certificates not offered hereby) will represent the entire beneficial ownership interest in the Trust Fund created pursuant to the related Agreement. Each series of Certificates will consist of one or more classes of Certificates that may (i) provide for the accrual of interest thereon based on fixed, variable or adjustable rates; (ii) be senior (collectively, "Senior Certificates") or subordinate (collectively, "Subordinate Certificates") to one or more other classes of Certificates in respect of certain distributions on the Certificates;
(iii) be entitled to principal distributions, with disproportionately low, nominal or no interest distributions (collectively, "Stripped Principal Certificates"); (iv) be entitled to interest distributions, with disproportionately low, nominal or no principal distributions (collectively, "Stripped Interest Certificates"); (v) provide for distributions of accrued interest thereon commencing only following the occurrence of certain events, such as the retirement of one or more other classes of Certificates of such series (collectively, "Accrual Certificates"); (vi) provide for distributions of principal sequentially, or based on specified payment schedules or other methodologies, to the extent of available funds; and/or (vii) provide for cash distributions based on available funds (collectively, "Spread Certificates"), in each case as described in the related Prospectus Supplement. Any such classes may include classes of Offered Certificates.

         Unless otherwise provided in the related Prospectus Supplement, each class of Offered Certificates of a series will be issued in minimum denominations corresponding to the Certificate Balances or, in case of Stripped Interest Certificates, notional amounts specified in such Prospectus Supplement. The transfer of any Offered Certificates may be registered and such Certificates may be exchanged without the payment of any service charge payable in connection with such registration of transfer or exchange, but the Depositor or the Trustee or any agent thereof may require payment of a sum sufficient to cover any tax or other governmental charge. One or more classes of Certificates of a series may be issued in definitive form ("Definitive Certificates") or in book-entry form ("Book-Entry Certificates"), as provided in the related Prospectus Supplement. See "Risk Factors--Book-Entry Registration" and "Description of the Certificates--Book-Entry Registration and Definitive Certificates". Definitive Certificates will be exchangeable for other Certificates of the same class and series of a like aggregate Certificate Balance or notional amount but of different authorized denominations. See "Risk Factors--Limited Liquidity" and "--Limited Assets".

DISTRIBUTIONS

         Distributions on the Certificates of each series will be made by or on behalf of the Trustee or the Master Servicer on each Distribution Date as specified in the related Prospectus Supplement from the Available Distribution Amount for such series and such Distribution Date, except as otherwise provided in the related Prospectus Supplement. Except as otherwise specified in the related Prospectus Supplement, distributions (other than the final distribution) will be made to the persons in whose names the Certificates are registered at the close of business on the last business day of the month preceding the month in which the Distribution Date occurs (the "Record Date"), and the amount of each distribution will be determined as of the close of business on the date specified in the related Prospectus Supplement (the "Determination Date"). All distributions with respect to each class of Certificates on each Distribution Date will be allocated pro rata among the outstanding Certificates in such class. Payments will be made either by wire transfer in immediately available funds to the account of a Certificateholder at a bank or other entity having appropriate facilities therefor, if such Certificateholder has so notified the Trustee or other person required to make such payments no later than the date specified in the related Prospectus Supplement (and, if so provided in the related Prospectus Supplement, holds Certificates in the requisite amount or denomination specified therein), or by check mailed to the address of the person entitled thereto as it appears on the Certificate Register; provided, however, that the final distribution in retirement of any class of Certificates (whether Definitive Certificates or Book-Entry Certificates) will be made only upon presentation and surrender of the Certificates at the location specified in the notice to Certificateholders of such final distribution.

AVAILABLE DISTRIBUTION AMOUNT

         All distributions on the Certificates of each series on each Distribution Date will be made from the Available Distribution Amount described below, in accordance with the terms described in the related Prospectus Supplement. Unless provided otherwise in the related Prospectus Supplement, the "Available Distribution Amount" for each Distribution Date will equal the sum of the following amounts:

         (i) the total amount of all cash on deposit in the related Certificate Account as of the corresponding Determination Date, exclusive of:

              (a) all scheduled payments of principal and interest collected but due on a date subsequent to the related Due Period (unless the related Prospectus Supplement provides otherwise, a "Due Period" with respect to any Distribution Date will commence on the second day of the month in which the immediately preceding Distribution Date occurs, or the day after the Cut-off Date in the case of the first Due Period, and will end on the first day of the month of the related Distribution Date),

              (b) all prepayments, together with related payments of the interest thereon and related Prepayment Premiums, Liquidation Proceeds, Insurance Proceeds and other unscheduled recoveries received subsequent to the related Prepayment Period, as defined in the related Prospectus Supplement, and

              (c) all amounts in the Certificate Account that are due or reimbursable to the Depositor, the Trustee, a Mortgage Asset Seller, a Sub-Servicer or the Master Servicer or that are payable in respect of certain expenses of the related Trust Fund;

         (ii) if the related Prospectus Supplement so provides, interest or investment income on amounts on deposit in the Certificate Account, including any net amounts paid under any Cash Flow Agreements;

          (iii) all advances made by a Master Servicer with respect to such Distribution Date;

         (iv) if and to the extent the related Prospectus Supplement so provides, amounts paid by a Master Servicer with respect to interest shortfalls resulting from prepayments during the related Prepayment Period; and

         (v) to the extent not on deposit in the related Certificate Account as of the corresponding Determination Date, any amounts collected under, from or in respect of any Credit Support with respect to such Distribution Date.

         As described below, the entire Available Distribution Amount will be distributed to the holders of the related Certificates (including any Certificates not offered hereby) on each Distribution Date, and accordingly will be released from the Trust Fund and will not be available for any future distributions.

DISTRIBUTIONS OF INTEREST ON THE CERTIFICATES

         Each class of Certificates (other than certain classes of Stripped Principal Certificates and Spread Certificates that have no Pass-Through Rate) may have a different Pass-Through Rate, which may be a fixed, variable or adjustable Pass-Through Rate. The related Prospectus Supplement will specify the Pass-Through Rate for each class or, in the case of a variable or adjustable Pass-Through Rate, the method for determining the Pass-Through Rate. Unless otherwise specified in the related Prospectus Supplement, interest on the Certificates will be calculated on the basis of a 360-day year consisting of twelve 30-day months.

         Distributions of interest in respect of the Certificates of any class will be made on each Distribution Date (other than any class of Accrual Certificates, which will be entitled to distributions of accrued interest commencing only on the Distribution Date, or under the circumstances, specified in the related Prospectus Supplement, and any class of Stripped Principal Certificates and Spread Certificates that are not entitled to any distributions of interest) based on the Accrued Certificate Interest for such class and such Distribution Date, subject to the sufficiency of the portion of the Available Distribution Amount allocable to such class on such Distribution Date. Prior to the time interest is distributable on any class of Accrual Certificates, the amount of Accrued Certificate Interest otherwise distributable on such class will be added to the Certificate Balance thereof on each Distribution Date. With respect to each class of Certificates and each Distribution Date (other than certain classes of Stripped Interest Certificates and Spread Certificates), "Accrued Certificate Interest" will be equal to interest accrued for a specified period on the outstanding Certificate Balance thereof immediately prior to the Distribution Date, at the applicable Pass-Through Rate, reduced as described below. Unless otherwise provided in the Prospectus Supplement, Accrued Certificate Interest on Stripped Interest Certificates will be equal to interest accrued for a specified period on the outstanding notional amount thereof immediately prior to each Distribution Date, at the applicable Pass-Through Rate, reduced as described below. The method of determining the notional amount for any class of Stripped Interest Certificates will be described in the related Prospectus Supplement. Reference to the notional amount is solely for convenience in making certain calculations and does not represent the right to receive any distributions of principal. Unless otherwise provided in the related Prospectus Supplement, the Accrued Certificate Interest on a series of Certificates will be reduced in the event of prepayment interest shortfalls, which are shortfalls in collections of interest for a full accrual period resulting from prepayments prior to the due date in such accrual period on the Mortgage Loans comprising or underlying the Mortgage Assets in the Trust Fund for such series. The particular manner in which such shortfalls are to be allocated among some or all of the classes of Certificates of that series will be specified in the related Prospectus Supplement. The related Prospectus
Supplement will also describe the extent to which the amount of Accrued Certificate Interest that is otherwise distributable on (or, in the case of Accrual Certificates, that may otherwise be added to the Certificate Balance of) a class of Offered Certificates may be reduced as a result of any other contingencies, including delinquencies, losses and deferred interest on or in respect of the Mortgage Assets in the related Trust Fund. Unless otherwise provided in the related Prospectus Supplement, any reduction in the amount of Accrued Certificate Interest otherwise distributable on a class of Certificates by reason of the allocation to such class of a portion of any deferred interest on or in respect of the Mortgage Assets in the related Trust Fund will result in a corresponding increase in the Certificate Balance of such class. See "Risk Factors--Average Life of Certificates; Prepayments; Yields" and "Yield Considerations".

DISTRIBUTIONS OF PRINCIPAL OF THE CERTIFICATES

         The Certificates of each series, other than certain classes of Stripped Interest Certificates and Spread Certificates, will have a "Certificate Balance" which, at any time, will equal the then maximum amount that the holder will be entitled to receive in respect of principal out of the future cash flow on the Mortgage Assets and other assets included in the related Trust Fund. The outstanding Certificate Balance of a Certificate will be reduced to the extent of distributions of principal thereon from time to time and, if and to the extent so provided in the related Prospectus Supplement, by the amount of losses incurred in respect of the related Mortgage Assets, may be increased in respect of deferred interest on the related Mortgage Loans to the extent provided in the related Prospectus Supplement and, in the case of Accrual Certificates prior to the Distribution Date on which distributions of interest are required to commence, will be increased by the amount of any Accrued Certificate Interest accrued thereon. The initial aggregate Certificate Balance of all classes of Certificates of a series will not be greater than the outstanding aggregate principal balance of the related Mortgage Assets as of the applicable Cut-off Date. The initial aggregate Certificate Balance of a series and each class thereof will be specified in the related Prospectus Supplement. Unless otherwise provided in the related Prospectus Supplement, distributions of principal will be made on each Distribution Date to the class or classes of Certificates entitled thereto in accordance with the provisions described in such Prospectus Supplement until the Certificate Balance of such class has been reduced to zero.

DISTRIBUTIONS ON THE CERTIFICATES OF PREPAYMENT PREMIUMS
OR IN RESPECT OF EQUITY PARTICIPATIONS

         If so provided in the related Prospectus Supplement, Prepayment Premiums or payments in respect of Equity Participations that are collected on the Mortgage Assets in the related Trust Fund will be distributed on each Distribution Date to the class or classes of Certificates entitled thereto in accordance with the provisions described in such Prospectus Supplement.

DISTRIBUTIONS IN RESPECT OF SPREAD CERTIFICATES

         If so provided in the related Prospectus Supplement, a portion of the Available Distribution Amount for the applicable series of Certificates may be distributed on such date to one or more classes of Spread Certificates of such series, in accordance with the provisions described in such Prospectus Supplement.

ALLOCATION OF LOSSES AND SHORTFALLS

         If so provided in the Prospectus Supplement for a series of Certificates consisting of one or more classes of Subordinate Certificates, the amount of any losses or shortfalls in collections on the Mortgage Assets will be borne first by a class of Subordinate Certificates in the priority and manner, and subject to the limitations, specified in such Prospectus Supplement. See "Description of Credit Support" for a description of the types of protection that may be included in a Trust Fund against losses and shortfalls on Mortgage Assets comprising such Trust Fund.

ADVANCES IN RESPECT OF DELINQUENCIES

         With respect to any series of Certificates evidencing an interest in a Trust Fund consisting of Mortgage Assets other than MBS or Tiered MBS, unless otherwise provided in the related Prospectus Supplement, the Master Servicer will be required as part of its servicing responsibilities to advance, on or before each Distribution Date, from its own funds and/or funds held in the Certificate Account that are not included in the Available Distribution Amount for such Distribution Date, in an amount equal to the aggregate of payments of principal (other than any balloon payments) and interest (net of related servicing fees and Retained Interest) that were due on the Whole Loans in such Trust Fund during the related Due Period and were delinquent on the related Determination Date, subject to the Master Servicer"s good faith determination that such advances will be reimbursable from Related Proceeds (as defined below). In the case of a series of Certificates that includes one or more classes of Subordinate Certificates and if so provided in the related Prospectus Supplement, the Master Servicer's advance obligation may be limited only to the portion of such delinquencies necessary to make the required distributions on one or more classes of Senior Certificates and/or may be subject to the Master Servicer's good faith determination that such advances will be reimbursable not only from Related Proceeds but also from collections on other Mortgage Assets otherwise distributable on one or more classes of such Subordinate Certificates. See "Description of Credit Support".

         Advances are intended to maintain a regular flow of scheduled interest and principal payments to holders of the class or classes of Certificates entitled thereto, rather than to guarantee or insure against losses. Unless otherwise provided in the related Prospectus Supplement, advances of the Master Servicer's funds will be reimbursable only out of related recoveries on the Mortgage Loans (including amounts received under any form of Credit Support) respecting which such advances were made (as to any Mortgage Loan, "Related Proceeds") and, if so provided in the Prospectus Supplement, out of any amounts otherwise distributable on one or more classes of Subordinate Certificates of such series; provided, however, that any such advance will be reimbursable from any amounts in the Certificate Account prior to any distributions being made on the Certificates to the extent that the Master Servicer shall determine in good faith that such advance (a "Nonrecoverable Advance") will not ultimately be recoverable from Related Proceeds or, if applicable, from collections on other Mortgage Assets otherwise distributable on such Subordinate Certificates. If advances have been made by the Master Servicer from excess funds in the Certificate Account, the Master Servicer will be required to replace such funds in the Certificate Account on any future Distribution Date to the extent that funds in the Certificate Account on such Distribution Date are less than payments required to be made to Certificateholders on such date. If so specified in the related Prospectus Supplement, the obligation of the Master Servicer to make advances may be secured by a cash advance reserve fund or a surety bond. If applicable, information regarding the characteristics of, and the identity of any obligor on, any such surety bond, will be set forth in the related Prospectus Supplement.

         If and to the extent so provided in the related Prospectus Supplement, the Master Servicer will be entitled to receive interest at the rate specified therein on its outstanding advances and will be entitled to pay itself such interest periodically from general collections on the Mortgage Loans prior to any payment to Certificateholders or as otherwise provided in the related Agreement and described in such Prospectus Supplement.

         The Prospectus Supplement for any series of Certificates evidencing an interest in a Trust Fund that includes MBS or Tiered MBS will describe any corresponding advancing obligation of any person in connection with such MBS.

REPORTS TO CERTIFICATEHOLDERS

         With each distribution to holders of any class of Certificates of a series, a Master Servicer or the Trustee, as provided in the related Prospectus Supplement, will forward or cause to be forwarded to each such holder, to the Depositor and to such other parties as may be specified in the related
Agreement, a statement that, unless otherwise specified in the related Prospectus Supplement, will set forth, in each case to the extent applicable and available:

          (i) the amount of such distribution to holders of Certificates of such class applied to reduce the Certificate Balance thereof;

          (ii) the amount of such distribution to holders of Certificates of such class allocable to Accrued Certificate Interest;

          (iii) the amount, if any, of such distribution allocable to (a) Prepayment Premiums and (b) payments on account of Equity Participations;

         (iv) the amount of related servicing compensation received by a Master Servicer (and, if payable directly out of the related Trust Fund, by any Special Servicer and any Sub-Servicer) and such other customary information as any such Master Servicer or the Trustee deems necessary or desirable, or that a Certificateholder reasonably requests, to enable Certificateholders to prepare their tax returns;

         (v) the aggregate amount of advances included in such distribution, and the aggregate amount of unreimbursed advances at the close of business on such Distribution Date;

          (vi) the aggregate principal balance of the Mortgage Assets at the close of business on such Distribution Date;

         (vii) the number and aggregate principal balance of Mortgage Loans in respect of which (a) one scheduled payment is delinquent, (b) two scheduled payments are delinquent, (c) three or more scheduled payments are delinquent and (d) foreclosure proceedings have been commenced;

         (viii) with respect to each Mortgage Loan that is delinquent two or more months, (a) the loan number thereof, (b) the unpaid balance thereof,
     (c) whether the delinquency is in respect of any balloon payment, (d) the aggregate amount of unreimbursed servicing expenses and unreimbursed advances in respect thereof, (e) if applicable, the aggregate amount of any interest accrued and payable on related servicing expenses and related advances, (f) whether a notice of acceleration has been sent to the mortgagor and, if so, the date of such notice, (g) whether foreclosure proceedings have been commenced and, if so, the date so commenced and (h) if such Mortgage Loan is more than three months delinquent and foreclosure has not been commenced, the reason therefor;

         (ix) with respect to any Mortgage Loan liquidated during the related Due Period or Prepayment Period, as applicable (other than by payment in full), (a) the loan number thereof, (b) the manner in which it was liquidated, (c) the aggregate amount of Liquidation Proceeds received, (d) the portion of such Liquidation Proceeds payable or reimbursable to the Master Servicer in respect of such Mortgage Loan and (e) the amount of any loss to Certificateholders;

         (x) with respect to each REO Property included in the Trust Fund as of the end of the related Due Period or Prepayment Period, as applicable, (a) the loan number of the related Mortgage Loan, (b) the date of acquisition,
     (c) the book value, (d) the principal balance of the related Mortgage Loan immediately following such Distribution Date (calculated as if such Mortgage Loan were still outstanding taking into account certain limited modifications to the terms thereof specified in the Agreement), (e) the aggregate amount of unreimbursed servicing expenses and unreimbursed advances in respect thereof and (f) if applicable, the aggregate amount of interest accrued and payable on related servicing expenses and related advances;

         (xi) with respect to any such REO Property sold during the related Due Period or Prepayment Period, as applicable, (a) the loan number of the related Mortgage Loan, (b) the aggregate amount of sale proceeds, (c) the portion of such sales proceeds payable or reimbursable to the Master Servicer or a Special Servicer in respect of such REO Property or the related Mortgage Loan and (d) the amount of any loss to Certificateholders in respect of the related Mortgage Loan;

         (xii) the aggregate Certificate Balance or notional amount, as the case may be, of each class of Certificates (including any class of Certificates not offered hereby) at the close of business on such Distribution Date, separately identifying any reduction in such Certificate Balance due to the allocation of any loss and increase in the Certificate Balance of a class of Accrual Certificates in the event that Accrued Certificate Interest has been added to such balance;

          (xiii) the aggregate amount of principal prepayments made during the related Prepayment Period;

          (xiv) the amount deposited in the reserve fund, if any, on such Distribution Date;

          (xv) the amount remaining in the reserve fund, if any, as of the close of business on such Distribution Date;

         (xvi) the aggregate unpaid Accrued Certificate Interest, if any, on each class of Certificates at the close of business on such Distribution Date;

         (xvii) in the case of Certificates with a variable Pass-Through Rate, the Pass-Through Rate applicable to such Distribution Date, as calculated in accordance with the method specified in the related Prospectus Supplement;

         (xviii) in the case of Certificates with an adjustable Pass-Through Rate, for statements to be distributed in any month in which an adjustment date occurs, the adjustable Pass-Through Rate applicable to the next succeeding Distribution Date as calculated in accordance with the method specified in the related Prospectus Supplement;

         (xix) as to any series which includes Credit Support, the amount of coverage of each instrument of Credit Support included therein as of the close of business on such Distribution Date; and

         (xx) the aggregate amount of payments by the mortgagors of (a) default interest, (b) late charges and (c) assumption and modification fees collected during the related Due Period or Prepayment Period, as applicable.

         In the case of information furnished pursuant to subclauses (i)-(iv) above, the amounts shall be expressed as a dollar amount per minimum denomination of Certificates or for such other specified portion thereof. The Prospectus Supplement for each series of Offered Certificates will describe any additional information to be included in reports to the holders of such Certificates.

         Within a reasonable period of time after the end of each calendar year, the Master Servicer, if any, or the Trustee, as provided in the related Prospectus Supplement, shall furnish to each person who at any time during the calendar year was a holder of a Certificate a statement containing the information set forth in subclauses (i)-(iv) above, aggregated for such calendar year or the applicable portion thereof during which such person was a Certificateholder. Such obligation of the Master Servicer or the Trustee shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Master Servicer or the Trustee pursuant to any requirements of the Code as are from time to time in force. See "Description of the Certificates--Book-Entry Registration and Definitive Certificates".

         If the Trust Fund for a series of Certificates includes MBS or Tiered MBS, the related Prospectus Supplement will describe the contents of the statements that will be forwarded to Certificateholders of that series in connection with distributions made to them.

TERMINATION

         The obligations created by the Agreement for each series of Certificates will terminate upon the payment to Certificateholders of that series of all amounts held in the Certificate Account or by the Master Servicer, if any, or the Trustee and required to be paid to them pursuant to such Agreement following the earlier of (i) the final payment or other liquidation of the last Mortgage Asset subject thereto or the disposition of all property acquired upon foreclosure of any Mortgage Loan subject thereto and (ii) the purchase of all of the assets of the Trust Fund by the party entitled to effect such termination, under the circumstances and in the manner set forth in the related Prospectus Supplement. In no event, however, will the trust created by the Agreement continue beyond the date specified in such Agreement. Written notice of termination of the Agreement will be given to each Certificateholder, and the final distribution will be made only upon presentation and surrender of the Certificates at the location to be specified in the notice of termination.

         If so specified in the related Prospectus Supplement, a series of Certificates may be subject to optional early termination through the repurchase of the assets in the related Trust Fund by the party specified therein, under the circumstances and in the manner set forth therein. If so provided in the related Prospectus Supplement, upon the reduction of the Certificate Balance of a specified class or classes of Certificates by a specified percentage or amount, the party specified therein will solicit bids for the purchase of all assets of the Trust Fund, or of a sufficient portion of such assets to retire such class or classes under the circumstances and in the manner set forth therein.

BOOK-ENTRY REGISTRATION AND DEFINITIVE CERTIFICATES

         If so provided in the related Prospectus Supplement, one or more classes of the Offered Certificates of any series will be issued as Book-Entry Certificates, and each such class will be represented by one or more single
Certificates registered in the name of the depository, The Depository Trust Company ("DTC").

         DTC is a limited-purpose trust company organized under the laws of the State of New York, a member of the Federal Reserve System, a "clearing corporation" within the meaning of the UCC and a "clearing agency" registered pursuant to the provisions of Section 17A of the Exchange Act. DTC was created to hold securities for its participating organizations ("Participants") and facilitate the clearance and settlement of securities transactions between Participants through electronic book-entry changes in their accounts, thereby eliminating the need for physical movement of certificates. Participants include Salomon Brothers Inc, securities brokers and dealers, banks, trust companies and clearing corporations and may include certain other organizations. Indirect access to the DTC system also is available to others such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a Participant, either directly or indirectly ("Indirect Participants").

         Unless otherwise provided in the related Prospectus Supplement, investors that are not Participants or Indirect Participants but desire to purchase, sell or otherwise transfer ownership of, or other interests in, Book-Entry Certificates may do so only through Participants and Indirect Participants. In addition, such investors ("Certificate Owners") will receive all distributions on the Book-Entry Certificates through DTC and its
Participants. Under a book-entry format, Certificate Owners will receive payments after the related Distribution Date because, while payments are required to be forwarded to DTC's nominee, on each such date, DTC will forward such payments to its Participants which thereafter will be required to forward them to Indirect Participants or Certificate Owners. Unless otherwise provided in the related Prospectus Supplement, the only "Certificateholder"(as such term is used in the Agreement) will be the nominee of DTC, and the Certificate Owners will not be recognized by the Trustee as Certificateholders under the Agreement. Certificate Owners will be permitted to exercise the rights of Certificateholders under the related Agreement only indirectly through the Participants who in turn will exercise their rights through DTC.

         Under the rules, regulations and procedures creating and affecting DTC and its operations, DTC is required to make book-entry transfers among Participants on whose behalf it acts with respect to the Book-Entry Certificates and is required to receive and transmit distributions of principal of and interest on the Book-Entry Certificates. Participants and Indirect Participants with which Certificate Owners have accounts with respect to the Book-Entry Certificates similarly are required to make book-entry transfers and receive and transmit such payments on behalf of their respective Certificate Owners.

         Because DTC can act only on behalf of Participants, who in turn act on behalf of Indirect Participants and certain banks, the ability of a Certificate Owner to pledge its interest in the Book-Entry Certificates to persons or entities that do not participate in the DTC system, or otherwise take actions in respect of its interest in the Book-Entry Certificates, may be limited due to the lack of a physical certificate evidencing such interest.

         DTC has advised the Depositor that it will take any action permitted to be taken by a Certificateholder under an Agreement only at the direction of one or more Participants to whose account with DTC interests in the Book-Entry Certificates are credited.

         Unless otherwise specified in the related Prospectus Supplement, Certificates initially issued in book-entry form will be issued as Definitive Certificates to Certificate Owners or their nominees, rather than to DTC or its nominee only if (i) the Depositor advises the Trustee in writing that DTC is no longer willing or able to properly discharge its responsibilities as depository with respect to the Certificates and the Depositor is unable to locate a qualified successor or (ii) the Depositor, at its option, elects to terminate the book-entry system through DTC.

         Upon the occurrence of either of the events described in the immediately preceding paragraph, DTC is required to notify all Participants of the availability through DTC of Definitive Certificates for the Certificate Owners. Upon surrender by DTC of the certificate or certificates representing the Book-Entry Certificates, together with instructions for re-registration, the Trustee will issue (or cause to be issued) to the Certificate Owners identified in such instructions the Definitive Certificates to which they are entitled, and thereafter the Trustee will recognize the holders of such Definitive Certificates as Certificateholders under the Agreement.

                          DESCRIPTION OF THE AGREEMENTS

         The Certificates of each series evidencing interests in a Trust Fund consisting of Mortgage Loans will be issued pursuant to a Pooling and Servicing Agreement among the Depositor, a Master Servicer, any Special Servicer appointed as of the date of the Pooling and Servicing Agreement and the Trustee. The Certificates of each series evidencing interests in a Trust Fund consisting exclusively of MBS and/or Tiered MBS will be issued pursuant to a Trust Agreement between the Depositor and a Trustee. Any Master Servicer, any such Special Servicer and the Trustee with respect to any series of Certificates will be named in the related Prospectus Supplement. The provisions of each Agreement will vary depending upon the nature of the Certificates to be issued thereunder and the nature of the related Trust Fund. A form of a Pooling and Servicing Agreement has been filed as an exhibit to the Registration Statement of which this Prospectus is a part. The following summaries describe certain provisions that may appear in each Agreement. The Prospectus Supplement for a series of Certificates will describe any provision of the Agreement relating to such series that materially differs from the description thereof contained in this Prospectus. The summaries do not purport to be complete and are subject to, and are qualified in their entirety by reference to, all of the provisions of the Agreement for each Trust Fund and the description of such provisions in the related Prospectus Supplement. As used herein with respect to any series, the term "Certificate" refers to all of the Certificates of that series, whether or not offered hereby and by the related Prospectus Supplement, unless the context otherwise requires. The Depositor will provide a copy of the Agreement (without exhibits) relating to any series of Certificates without charge upon written request of a holder of a Certificate of such series addressed to Salomon Brothers Mortgage Securities VII, Inc., Seven World Trade Center, New York, New York 10048. Attention: Secretary.

ASSIGNMENT OF MORTGAGE ASSETS; REPURCHASES

         At the time of issuance of any series of Certificates, the Depositor will assign (or cause to be assigned) to the designated Trustee the Mortgage Assets to be included in the related Trust Fund, together with all principal and interest to be received on or with respect to such Mortgage Assets after the Cut-off Date, other than principal and interest due on or before the Cut-off Date and other than any Retained Interest. The Trustee will, concurrently with such assignment, deliver the Certificates to the Depositor in exchange for the Mortgage Assets and the other assets comprising the Trust Fund for such series. Each Mortgage Asset will be identified in a schedule appearing as an exhibit to the related Agreement. Unless otherwise provided in the related Prospectus Supplement, such schedule will include detailed information (i) in respect of each Mortgage Loan included in the related Trust Fund, including without limitation, the address of the related Mortgaged Property and type of such property, the Mortgage Rate and, if applicable, the applicable index, margin, adjustment date and any rate cap information, the original and remaining term to maturity, the original and outstanding principal balance and balloon payment, if any, the Value, Loan-to-Value Ratio and Debt Service Coverage Ratio as of the date indicated and payment and prepayment provisions, if applicable, and (ii) in respect of each MBS and Tiered MBS included in the related Trust Fund, including without limitation, the MBS Issuer, MBS Servicer and MBS Trustee, the pass-through or bond rate or formula for determining such rate, the issue date and original and remaining term to maturity, if applicable, the original and outstanding principal amount and payment provisions, if applicable.

         With respect to each Whole Loan, the Depositor will deliver or cause to be delivered to the Trustee (or to the custodian hereinafter referred to) certain loan documents, which unless otherwise specified in the related Prospectus Supplement will include the original Mortgage Note endorsed, without recourse, to the order of the Trustee, the original Mortgage (or a certified copy thereof) with evidence of recording indicated thereon and an assignment of the Mortgage to the Trustee in recordable form. Unless otherwise provided in the related Prospectus Supplement, the related Agreement will require that the Depositor or other party thereto promptly cause each such assignment of Mortgage to be recorded in the appropriate public office for real property records, except in the State of California or in other states where, in the opinion of counsel acceptable to the Trustee, such recording is not required to protect the Trustee's interest in the related Whole Loan against the claim of any subsequent transferee or any successor to or creditor of the Depositor, the Master Servicer, the relevant Mortgage Asset Seller or any other prior holder of the Whole Loan.

         The Trustee (or the custodian) will review such Whole Loan documents within a specified period of days after receipt thereof, and the Trustee (or the custodian) will hold such documents in trust for the benefit of the Certificateholders. Unless otherwise specified in the related Prospectus Supplement, if any such document is found to be missing or defective in any material respect, the Trustee (or such custodian) shall immediately notify the Master Servicer and the Depositor, and the Master Servicer shall immediately notify the relevant Mortgage Asset Seller. If the Mortgage Asset Seller cannot cure the omission or defect within a specified number of days after receipt of such notice, then unless otherwise specified in the related Prospectus Supplement, the Mortgage Asset Seller will be obligated, within a specified number of days of receipt of such notice, to repurchase the related Whole Loan from the Trustee at the Purchase Price or substitute for such Mortgage Loan. There can be no assurance that a Mortgage Asset Seller will fulfill this repurchase or substitution obligation, and neither the Master Servicer nor the Depositor will be obligated to repurchase or substitute for such Mortgage Loan if the Mortgage Asset Seller defaults on its obligation. Unless otherwise specified in the related Prospectus Supplement, this repurchase or substitution obligation constitutes the sole remedy available to the Certificateholders or the Trustee for omission of, or a material defect in, a constituent document.

         With respect to each MBS and Tiered MBS, the Depositor will deliver or cause to be delivered to the Trustee (or the custodian) the original certificate or other definitive evidence of the MBS or Tiered MBS, together with bond power or other instruments, certifications or documents required to transfer fully the MBS or Tiered MBS to the Trustee for the benefit of the Certificateholders in accordance with the related MBS Agreement. Unless otherwise provided in the related Prospectus Supplement, the related Agreement will require that either the Depositor or the Trustee promptly cause the MBS or Tiered MBS to be re-registered, with the applicable persons, in the name of the Trustee.

REPRESENTATIONS AND WARRANTIES; REPURCHASES

         Unless otherwise provided in the related Prospectus Supplement the Depositor will, with respect to each Whole Loan constituting a Mortgage Asset in the related Trust Fund, make or assign certain representations and warranties, as of a specified date (the person making such representations and warranties, the "Warranting Party") covering, by way of example, the following types of matters: (i) the accuracy of the information set forth for such Whole Loan on the schedule of Mortgage Assets appearing as an exhibit to the related Agreement; (ii) the existence of title insurance insuring the lien priority of the Whole Loan; (iii) the authority of the Warranting Party to sell the Whole Loan; (iv) the payment status of the Whole Loan and the status of payments of taxes, assessments and other charges affecting the related Mortgaged Property;
(v) the existence of customary provisions in the related Mortgage Note and Mortgage to permit realization against the Mortgaged Property of the benefit of the security of the Mortgage; and (vi) the existence of hazard and extended perils insurance coverage on the Mortgaged Property.

         Any Warranting Party, if other than the Depositor, shall be a Mortgage Asset Seller or an affiliate thereof or such other person acceptable to the Depositor and shall be identified in the related Prospectus Supplement.

         Representations and warranties made in respect of a Whole Loan may have been made as of a date prior to the applicable Cut-off Date. A substantial period of time may have elapsed between such date and the date of initial issuance of the related series of Certificates evidencing an interest in such Whole Loan. Unless otherwise specified in the related Prospectus Supplement, in the event of a breach of any such representation or warranty, the Warranting Party will be obligated to cure such breach or repurchase or replace the affected Whole Loan as described below. Since the representations and warranties may not address events that may occur following the date as of which they were made, the Warranting Party will have a cure, repurchase or substitution obligation in connection with a breach of such a representation and warranty only if the relevant event that causes such breach occurs prior to such date. Such party would have no such obligations if the relevant event that causes such breach occurs after such date. However, the Depositor will not include any Whole Loan in the Trust Fund for any series of Certificates if anything has come to the Depositor's attention that would cause it to believe that the representations and warranties made in respect of such Whole Loan will not be accurate and complete in all material respects as of the date of initial issuance of the related series of Certificates.

         Unless otherwise provided in the related Prospectus Supplement, each Agreement will provide that the Master Servicer and/or Trustee will be required to notify promptly the relevant Warranting Party of any breach of any representation or warranty made by it in respect of a Whole Loan that materially and adversely affects the value of such Mortgage Loan or the interests therein of the Certificateholders. If such Warranting Party cannot cure such breach within a specified period following the date on which such party was notified of such breach, then such Warranting Party will be obligated to repurchase such Mortgage Loan from the Trustee within a specified period from the date on which the Warranting Party was notified of such breach, at the Purchase Price therefor. As to any Whole Loan, unless otherwise specified in the related Prospectus Supplement, the "Purchase Price" is equal to the sum of the unpaid principal balance thereof, plus unpaid accrued interest thereon at the Mortgage Rate from the date as to which interest was last paid to the due date in the Prepayment Period in which the relevant purchase is to occur, plus certain servicing expenses that are reimbursable to the Master Servicer. If so provided in the Prospectus Supplement for a series, a Warranting Party, rather than repurchase a Mortgage Loan as to which a breach has occurred, will have the option, within a specified period after initial issuance of such series of Certificates, to cause the removal of such Mortgage Loan from the Trust Fund and substitute in its place one or more other Whole Loans, in accordance with the standards described in the related Prospectus Supplement. Unless otherwise specified in the related Prospectus Supplement, this repurchase or substitution obligation will constitute the sole remedy available to holders of Certificates or the Trustee for a breach of representation by a Warranting Party.

         Neither the Depositor (except to the extent that it is the Warranting Party) nor the Master Servicer will be obligated to purchase or substitute for a Whole Loan if a Warranting Party defaults on its obligation to do so, and no assurance can be given that Warranting Parties will carry out such obligations with respect to Whole Loans.

         With respect to a Trust Fund that includes MBS or Tiered MBS, the related Prospectus Supplement will describe any representations or warranties made or assigned by the Depositor with respect to such MBS or Tiered MBS, the person making them and the remedies for breach thereof.

         A Master Servicer will make certain representations and warranties regarding its authority to enter into, and its ability to perform its obligations under, the related Agreement. Unless otherwise provided in the related Prospectus Supplement, a breach of any such representation of the Master Servicer which materially and adversely affects the interests of the Certificateholders and which continues unremedied for thirty days after the giving of written notice of such breach to the Master Servicer by the Trustee or the Depositor, or to the Master Servicer, the Depositor and the Trustee by the holders of Certificates evidencing not less than 25% of the Voting Rights, will constitute an Event of Default. See "--Events of Default" and "--Rights Upon Event of Default".

CERTIFICATE ACCOUNT

         General

         The Master Servicer, if any, and/or the Trustee will, as to each Trust Fund, establish and maintain or cause to be established and maintained one or more separate accounts for the collection of payments on the related Mortgage Assets (collectively, the "Certificate Account"), which must be either (i) an account or accounts the deposits in which are insured by the Bank Insurance Fund or the Savings Association Insurance Fund of the Federal Deposit Insurance Corporation ("FDIC") (to the limits established by the FDIC) and the uninsured deposits in which are otherwise secured such that the Certificateholders have a claim with respect to the funds in the Certificate Account or a perfected first priority security interest against any collateral securing such funds that is superior to the claims of any other depositors or general creditors of the institution with which the Certificate Account is maintained or (ii) otherwise maintained with a bank or trust company, and in a manner, satisfactory to the Rating Agency or Agencies rating any class of Certificates of such series. The collateral eligible to secure amounts in the Certificate Account is limited to United States government securities and other investment grade obligations specified in the Agreement ("Permitted Investments"). A Certificate Account may be maintained as an interest bearing or a non-interest bearing account and the funds held therein may be invested pending each succeeding Distribution Date in certain short-term Permitted Investments. Unless otherwise provided in the related Prospectus Supplement, any interest or other income earned on funds in the Certificate Account will be paid to a Master Servicer or its designee as additional servicing compensation. The Certificate Account may be maintained with an institution that is an affiliate of the Master Servicer, if applicable, provided that such institution meets the standards imposed by the Rating Agency or Agencies. If permitted by the Rating Agency or Agencies and so specified in the related Prospectus Supplement, a Certificate Account may contain funds relating to more than one series of mortgage pass-through certificates and may contain other funds respecting payments on mortgage loans belonging to the Master Servicer or serviced or master serviced by it on behalf of others.

         Deposits

         A Master Servicer or the Trustee will deposit or cause to be deposited in the Certificate Account for each Trust Fund on a daily basis, unless otherwise provided in the related Agreement and described in the related Prospectus Supplement, the following payments and collections received, or advances made, by the Master Servicer or the Trustee or on its behalf subsequent to the Cut-off Date (other than payments due on or before the Cut-off Date, and exclusive of any amounts representing a Retained Interest):

               (i) all payments on account of principal, including principal prepayments, on the Mortgage Assets;

               (ii) all payments on account of interest on the Mortgage Assets, including any default interest collected, in each case net of any portion thereof retained by a Master Servicer or a Sub-Servicer as its servicing compensation and net of any Retained Interest;

               (iii) all proceeds of the hazard insurance policies to be maintained in respect of each Mortgaged Property securing a Mortgage Loan in the Trust Fund (to the extent such proceeds are not applied to the restoration of the property or released to the mortgagor in accordance with the normal servicing procedures of a Master Servicer or the related Sub-Servicer, subject to the terms and conditions of the related Mortgage and Mortgage Note) (collectively, "Insurance Proceeds") and all other amounts received and retained in connection with the liquidation of defaulted Mortgage Loans in the Trust Fund, by foreclosure or otherwise ("Liquidation Proceeds"), together with the net proceeds on a monthly basis with respect to any Mortgaged Properties acquired for the benefit of Certificateholders by foreclosure or by deed in lieu of foreclosure or otherwise;

               (iv) any amounts paid under any instrument or drawn from any fund that constitutes Credit Support for the related series of Certificates as described under "Description of Credit Support";

               (v) any advances made as described under "Description of the Certificates--Advances in Respect of Delinquencies";

               (vi) any amounts paid under any Cash Flow Agreement, as described under "Description of the Trust Funds--Cash Flow Agreements";

               (vii) all proceeds of any Mortgage Loan or property acquired in respect thereof purchased by the Depositor, any Mortgage Asset Seller or any other specified person as described under "--Assignment of Mortgage Assets; Repurchases" and "--Representations and Warranties; Repurchases", all proceeds of any defaulted Mortgage Loan purchased as described under "--Realization Upon Defaulted Whole Loans", and all proceeds of any Mortgage Asset purchased as described under "Description of the Certificates--Termination" (also, "Liquidation Proceeds");

               (viii) any amounts paid by a Master Servicer to cover certain interest shortfalls arising out of the prepayment of Mortgage Loans in the Trust Fund as described under "Description of the Agreements--Retained Interest; Servicing Compensation and Payment of Expenses";

               (ix) to the extent that any such item does not constitute additional servicing compensation to a Master Servicer, any payments on account of modification or assumption fees, late payment charges, Prepayment Premiums or Equity Participations on the Mortgage Assets;

               (x) all payments required to be deposited in the Certificate Account with respect to any deductible clause in any blanket insurance policy described under "--Hazard Insurance Policies";

               (xi) any amount required to be deposited by a Master Servicer or the Trustee in connection with losses realized on investments for the benefit of the Master Servicer or the Trustee, as the case may be, of funds held in the Certificate Account; and

               (xii)  any  other  amounts   required  to  be  deposited  in  the
          Certificate Account as provided in the related Agreement and described in the related Prospectus Supplement.

         Withdrawals

         A Master Servicer or the Trustee may, from time to time, unless otherwise provided in the related Agreement and described in the related Prospectus Supplement, make withdrawals from the Certificate Account for each Trust Fund for any of the following purposes:

               (i) to make distributions to the Certificateholders on each Distribution Date;

               (ii) to reimburse a Master Servicer for unreimbursed amounts advanced as described under "Description of the Certificates--Advances in Respect of Delinquencies", such reimbursement to be made out of amounts received which were identified and applied by the Master Servicer as late collections of interest (net of related servicing fees and Retained Interest) on and principal of the particular Mortgage Loans with respect to which the advances were made or out of amounts drawn under any form of Credit Support with respect to such Mortgage Loans;

               (iii) to reimburse a Master Servicer for unpaid servicing fees earned and certain unreimbursed servicing expenses incurred with respect to Mortgage Loans in the Trust Fund and properties acquired in respect thereof, such reimbursement to be made out of amounts that represent Liquidation Proceeds and Insurance Proceeds collected on the particular Mortgage Loans and properties, and net income collected on the particular properties, with respect to which such fees were earned or such expenses were incurred or out of amounts drawn under any form of Credit Support with respect to such Mortgage Loans and properties;

               (iv) to reimburse a Master Servicer for any advances described in clause (ii) above and any servicing expenses described in clause (iii) above which, in the Master Servicer's good faith judgment, will not be recoverable from the amounts described in clauses (ii) and (iii), respectively, such reimbursement to be made from amounts collected on other Mortgage Assets or, if and to the extent so provided by the related Agreement and described in the related Prospectus Supplement, just from that portion of amounts collected on other Mortgage Assets that is otherwise distributable on one or more classes of Subordinate Certificates of the related series;

               (v) if and to the extent described in the related Prospectus Supplement, to pay a Master Servicer interest accrued on the advances described in clause (ii) above and the servicing expenses described in clause (iii) above while such remain outstanding and unreimbursed;

               (vi) to pay for costs and expenses incurred by the Trust Fund for environmental site assessments with respect to, and for containment, clean-up or remediation of hazardous wastes and materials on, Mortgaged Properties securing defaulted Mortgage Loans in the Trust Fund as described under "--Realization Upon Defaulted Whole Loans";

               (vii) to reimburse a Master Servicer, the Depositor, or any of their respective directors, officers, employees and agents, as the case may be, for certain expenses, costs and liabilities incurred thereby, as and to the extent described under "--Certain Matters Regarding a Master Servicer and the Depositor";

               (viii) if and to the extent described in the related Prospectus Supplement, to pay (or to transfer to a separate account for purposes of escrowing for the payment of) the Trustee's fees;

               (ix) to reimburse the Trustee or any of its directors, officers, employees and agents, as the case may be, for certain expenses, costs and liabilities incurred thereby, as and to the extent described under "--Certain Matters Regarding the Trustee";

               (x)  to  pay  a  Master   Servicer,   as   additional   servicing
          compensation, interest and investment income earned in respect of amounts held in the Certificate Account;

               (xi) to pay the person entitled thereto any amounts deposited in the Certificate Account that were identified and applied by the Master Servicer as recoveries of Retained Interest;

               (xii) to pay for costs reasonably incurred in connection with the proper operation, management and maintenance of any Mortgaged Property acquired for the benefit of Certificateholders by foreclosure or by deed in lieu of foreclosure or otherwise, such payments to be made out of income received on such property;

               (xiii) if one or more elections have been made to treat the Trust Fund or designated portions thereof as a REMIC, to pay any federal, state or local taxes imposed on the Trust Fund or its assets or transactions, as and to the extent described under "Certain Federal Income Tax Consequences--REMICS--Prohibited Transactions Tax and Other Taxes";

               (xiv) to pay for the cost of an independent appraiser or other expert in real estate matters retained to determine a fair sale price for a defaulted Mortgage Loan in the Trust Fund or a property acquired in respect thereof in connection with the liquidation of such Mortgage Loan or property;

               (xv) to pay for the cost of various  opinions of counsel obtained
          pursuant   to   the   related    Agreement    for   the   benefit   of
          Certificateholders;

               (xvi) to pay for the costs of recording the related Agreement if such recordation materially and beneficially affects the interests of Certificateholders;

               (xvii) to pay the person entitled thereto any amounts deposited in the Certificate Account in error, including amounts received on any Mortgage Asset after its removal from the Trust Fund whether by reason of purchase or substitution as contemplated by "--Assignment of Mortgage Assets; Repurchase" and "--Representations and Warranties; Repurchases" or otherwise;

               (xviii) to make any other withdrawals permitted by the related Agreement and described in the related Prospectus Supplement; and

               (xix) to clear and terminate the Certificate Account at the termination of the Trust Fund.

COLLECTION AND OTHER SERVICING PROCEDURES

         Unless otherwise provided in the related Prospectus Supplement, the Master Servicer, directly or through Sub-Servicers, is required to make reasonable efforts to collect all scheduled payments under the Whole Loans and will follow or cause to be followed such collection procedures as it would follow with respect to mortgage loans that are comparable to the Whole Loans and held for its own account, provided such procedures are consistent with (i) the terms of the related Agreement and any related hazard insurance policy or instrument of Credit Support included in the related Trust Fund described herein or under "Description of Credit Support", (ii) applicable law and (iii) the general servicing standard specified in the related Prospectus Supplement or, if no such standard is so specified, its normal servicing practices (in either case, the "Servicing Standard"). In connection therewith, the Master Servicer will be permitted in its discretion to waive any late payment charge or penalty interest in respect of a late Whole Loan payment.

         Each Master Servicer will also be required to perform other customary functions of a servicer of comparable loans, including maintaining hazard insurance policies as described herein and in any related Prospectus Supplement, and filing and settling claims thereunder; maintaining escrow or impoundment accounts of mortgagors for payment of taxes, insurance and other items required to be paid by any mortgagor pursuant to the Whole Loan; processing assumptions or substitutions in those cases where the Master Servicer has determined not to enforce any applicable due-on-sale clause; attempting to cure delinquencies; supervising foreclosures; inspecting and managing Mortgaged Properties acquired on behalf of the Trust Fund through foreclosure, deed-in-lieu of foreclosure or otherwise (each, an "REO Property"); and maintaining accounting records relating to the Whole Loans. Unless otherwise specified in the related Prospectus Supplement, the Master Servicer will be responsible for filing and settling claims in respect of particular Whole Loans under any applicable instrument of Credit Support. See "Description of Credit Support".

         Unless otherwise provided in the related Prospectus Supplement, the Master Servicer may agree to modify, waive or amend any term of any Whole Loan in a manner consistent with the Servicing Standard so long as the modification, waiver or amendment will not (i) affect the amount or timing of any scheduled payments of principal or interest on the Whole Loan or (ii) in its judgment, materially impair the security for the Whole Loan or reduce the likelihood of timely payment of amounts due thereon. The Master Servicer also may agree to any modification, waiver or amendment that would so affect or impair the payments on, or the security for, a Whole Loan if, unless otherwise provided in the related Prospectus Supplement, (i) in its judgment, a material default on the Whole Loan has occurred or a payment default is imminent and (ii) in its judgment, such modification, waiver or amendment is reasonably likely to produce a greater recovery with respect to the Whole Loan on a present value basis than would liquidation. The Master Servicer is required to notify the Trustee in the event of any modification, waiver or amendment of any Whole Loan.

SUB-SERVICERS

         A Master Servicer may delegate its servicing obligations in respect of the Whole Loans to third-party servicers (each, a "Sub-Servicer"), but such Master Servicer will remain obligated under the related Agreement. Each sub-servicing agreement between a Master Servicer and a Sub-Servicer (a "Sub-Servicing Agreement") must be consistent with the terms of the related Agreement and must provide that, if for any reason the Master Servicer for the related series of Certificates is no longer acting in such capacity, the Trustee or any successor Master Servicer may assume the Master Servicer's rights and obligations under such Sub-Servicing Agreement.

         Unless otherwise provided in the related Prospectus Supplement, the Master Servicer will be solely liable for all fees owed by it to any Sub-Servicer, irrespective of whether the Master Servicer's compensation pursuant to the related Agreement is sufficient to pay such fees. However, a Sub-Servicer may be entitled to a Retained Interest in certain Whole Loans. Each Sub-Servicer will be reimbursed by the Master Servicer for certain expenditures which it makes, generally to the same extent the Master Servicer would be reimbursed under an Agreement. See "--Retained Interest, Servicing Compensation and Payment of Expenses".

SPECIAL SERVICERS

         To the extent so specified in the related Prospectus Supplement, one or more Special Servicers may be a party to the related Agreement or may be appointed by the Master Servicer or another specified party. A Special Servicer for any series of Certificates may be an affiliate of the Depositor or the Master Servicer and may hold, or be affiliated with the holder of, Subordinate Certificates of such series. A Special Servicer may be entitled to any of the rights, and subject to any of the obligations, described herein in respect of a Master Servicer. In general, a Special Servicer's duties will relate to defaulted Mortgage Loans, including instituting foreclosures and negotiating work-outs. The related Prospectus Supplement will describe the rights, obligations and compensation of any Special Servicer for a particular series of Certificates. The Master Servicer will be liable for the performance of a Special Servicer only if, and to the extent, set forth in the related Prospectus Supplement. In certain cases the Master Servicer may be appointed the Special Servicer.

         In general, the Special Servicer will be obligated to operate and manage any Mortgaged Property acquired as REO Property in a manner that would, to the extent commercially feasible, maximize the Trust Fund's net after-tax proceeds from such property. After the Special Servicer reviews the operation of such property and consults with the Trustee to determine the Trustee's federal income tax reporting position with respect to the income it is anticipated that the Trust Fund would derive from such property, the Special

Servicer could determine (particularly in the case of REO Properties that are hotels) that it would not be commercially feasible to manage and operate such property in a manner that would avoid the imposition of a tax on "net income from foreclosure property" within the meaning of Section 857(b)(4)(B) of the Code or a tax on "prohibited transactions" under Section 860F of the Code (either such tax referred to herein as an "REO Tax"). To the extent that income the Trust Fund receives from an REO Property is subject to a tax on (i) "net income from foreclosure property", such income would be subject to federal tax at the highest marginal corporate tax rate (currently 35%) or (ii) "prohibited transactions", such income would be subject to federal tax at a 100% rate. The determination as to whether income from an REO Property would be subject to an REO Tax will depend on the specific facts and circumstances relating to the management and operation of each REO Property. Generally, income from an REO Property that is directly operated by the Special Servicer would be apportioned and classified as "service" or "non-service" income. The "service" portion of such income could be subject to federal tax either at the highest marginal corporate tax rate or at the 100% rate on "prohibited transactions", and the "non-service" portion of such income could be subject to federal tax at the highest marginal corporate tax rate or, although it appears unlikely, at the 100% rate applicable to "prohibited transactions". Any REO Tax imposed on the Trust Fund's income from an REO Property would reduce the amount available for distribution to Certificateholders. Certificateholders are advised to consult their tax advisors regarding the possible imposition of REO Taxes in connection with the operation of commercial REO Properties by REMICs. See "Certain Federal Income Tax Consequences" herein.

REALIZATION UPON DEFAULTED WHOLE LOANS

         A mortgagor's failure to make required payments may reflect inadequate operating income or the diversion of that income from the service of payments due under the Mortgage Loan, and may call into question such mortgagor's ability to make timely payment of taxes and to pay for necessary maintenance of the related Mortgaged Property. Unless otherwise provided in the related Prospectus Supplement, the Master Servicer is required to monitor any Whole Loan which is in default, contact the mortgagor concerning the default, evaluate whether the causes of the default can be cured over a reasonable period without significant impairment of the value of the Mortgaged Property, initiate corrective action in cooperation with the mortgagor if cure is likely, inspect the Mortgaged Property and take such other actions as are consistent with the Servicing Standard. A significant period of time may elapse before the Master Servicer is able to assess the success of such corrective action or the need for additional initiatives.

         The time within which the Master Servicer makes the initial determination of appropriate action, evaluates the success of corrective action, develops additional initiatives, institutes foreclosure proceedings and actually forecloses (or takes a deed to a Mortgaged Property in lieu of foreclosure) on behalf of the Certificateholders, may vary considerably depending on the particular Whole Loan, the Mortgaged Property, the mortgagor, the presence of an acceptable party to assume the Mortgage Loan and the laws of the jurisdiction in which the Mortgaged Property is located. Under federal bankruptcy law, the Master Servicer in certain cases may not be permitted to accelerate a Whole Loan or to foreclose on a Mortgaged Property for a considerable period of time. See "Certain Legal Aspects of Mortgage Loans".

         Any Agreement relating to a Trust Fund that includes Whole Loans may grant to the Master Servicer and/or the holder or holders of certain classes of Certificates a right of first refusal to purchase from the Trust Fund at a predetermined purchase price any such Whole Loan as to which a specified number of scheduled payments thereunder are delinquent. Any such right granted to the holder of an Offered Certificate will be described in the related Prospectus Supplement. The related Prospectus Supplement will also describe any such right granted to any person if the predetermined purchase price is less than the Purchase Price described under "--Representations and Warranties; Repurchases".

         Unless otherwise specified in the related Prospectus Supplement, the Master Servicer may offer to sell any defaulted Whole Loan described in the preceding paragraph and not otherwise purchased by any person having a right of first refusal with respect thereto, if and when the Master Servicer determines, consistent with the Servicing Standard, that such a sale would produce a greater recovery on a present value basis than would liquidation through foreclosure or similar proceeding. The related Agreement will provide that any such offering be made in a commercially reasonable manner for a specified period and that the Master Servicer accept the highest cash bid received from any person (including itself, an affiliate of the Master Servicer or any Certificateholder) that constitutes a fair price for such defaulted Whole Loan. In the absence of any bid determined in accordance with the related Agreement to be fair, the Master

Servicer shall proceed with respect to such defaulted Mortgage Loan as described below. Any bid in an amount at least equal to the Purchase Price described under "--Representations and Warranties; Repurchases" will in all cases be deemed fair.

         The Master Servicer, on behalf of the Trustee, may at any time institute foreclosure proceedings, exercise any power of sale contained in any mortgage, obtain a deed in lieu of foreclosure, or otherwise acquire title to a Mortgaged Property securing a Whole Loan by operation of law or otherwise, if such action is consistent with the Servicing Standard and a default on the related Mortgage Loan has occurred or, in the Master Servicer's judgment, is imminent. Unless otherwise specified in the related Prospectus Supplement, the Master Servicer may not, however, acquire title to any Mortgaged Property or take any other action that would cause the Trustee, for the benefit of Certificateholders, or any other specified person to be considered to hold title to, to be a "mortgagee-in-possession" of, or to be an "owner" or an "operator" of such Mortgaged Property within the meaning of certain federal environmental laws, unless the Master Servicer has previously determined, based on a report prepared by a person who regularly conducts environmental audits (which report will be an expense of the Trust Fund), that either:

                  (i) the Mortgaged Property is in compliance with applicable environmental laws, and there are no circumstances present at the Mortgaged Property relating to the use, management or disposal of any hazardous substances, hazardous materials, wastes, or petroleum-based materials for which investigation, testing, monitoring, containment, clean-up or remediation could be required under any federal, state or local law or regulation; or

                  (ii) if the Mortgaged Property is not so in compliance or such circumstances are so present, then it would be in the best economic interest of the Trust Fund to acquire title to the Mortgaged Property and further to take such actions as would be necessary and appropriate to effect such compliance and/or respond to such circumstances (the cost of which actions will be an expense of the Trust Fund).

         Unless otherwise provided in the related Prospectus Supplement, if title to any Mortgaged Property is acquired by a Trust Fund as to which a REMIC election has been made, the Master Servicer, on behalf of the Trust Fund, will be required to sell the Mortgaged Property within two years of acquisition, unless (i) the Internal Revenue Service grants an extension of time to sell such property or (ii) the Trustee receives an opinion of independent counsel to the effect that the holding of the property by the Trust Fund subsequent to two years after its acquisition will not result in the imposition of a tax on the Trust Fund or cause the Trust Fund to fail to qualify as a REMIC under the Code at any time that any Certificate is outstanding. Subject to the foregoing, the Master Servicer will be required to (i) solicit bids for any Mortgaged Property so acquired in such a manner as will be reasonably likely to realize a fair price for such property and (ii) accept the first (and, if multiple bids are contemporaneously received, the highest) cash bid received from any person that constitutes a fair price.

         If the Trust Fund acquires title to any Mortgaged Property, the Master Servicer, on behalf of the Trust Fund, may retain an independent contractor to manage and operate such property. The retention of an independent contractor, however, will not relieve the Master Servicer of any of its obligations with respect to the management and operation of such Mortgaged Property. Unless otherwise specified in the related Prospectus Supplement, any such property acquired by the Trust Fund will be managed in a manner consistent with the management and operation of similar property by a prudent lending institution.

         The limitations imposed by the related Agreement and the REMIC provisions of the Code (if a REMIC election has been made with respect to the related Trust Fund) on the operations and ownership of any Mortgaged Property acquired on behalf of the Trust Fund may result in the recovery of an amount less than the amount that would otherwise be recovered. See "Certain Legal Aspects of Mortgage Loans--Foreclosure".

         If recovery on a defaulted Whole Loan under any related instrument of Credit Support is not available, the Master Servicer nevertheless will be obligated to follow or cause to be followed such normal practices and procedures as it deems necessary or advisable to realize upon the defaulted Whole Loan. If the proceeds of any liquidation of the property securing the defaulted Whole Loan are less than the outstanding principal balance of the defaulted Whole Loan plus interest accrued thereon at the Mortgage Rate plus the aggregate amount of expenses incurred by the Master Servicer in connection with such proceedings and which are reimbursable under the Agreement, the Trust Fund will realize a loss in the amount of such difference. The Master Servicer will be entitled to withdraw or cause to be withdrawn from the Certificate Account out of the Liquidation Proceeds recovered on any defaulted Whole Loan, prior to the distribution of such Liquidation Proceeds to Certificateholders, amounts representing its normal servicing compensation on the Whole Loan, unreimbursed servicing expenses incurred with respect to the Whole Loan and any unreimbursed advances of delinquent payments made with respect to the Whole Loan.

         Unless otherwise provided in the related Agreement and described in the related Prospectus Supplement, if any property securing a defaulted Whole Loan is damaged and proceeds, if any, from the related hazard insurance policy are insufficient to restore the damaged property to a condition sufficient to permit recovery under the related instrument of Credit Support, if any, the Master Servicer is not required to expend its own funds to restore the damaged property unless it determines (i) that such restoration will increase the proceeds to Certificateholders on liquidation of the Whole Loan after reimbursement of the Master Servicer for its expenses and (ii) that such expenses will be recoverable by it from related Insurance Proceeds or Liquidation Proceeds.

         As servicer of the Whole Loans, a Master Servicer, on behalf of itself, the Trustee and the Certificateholders, will present claims to the obligor under each instrument of Credit Support, and will take such reasonable steps as are necessary to receive payment or to permit recovery thereunder with respect to defaulted Whole Loans.

         If a Master Servicer or its designee recovers payments under any instrument of Credit Support with respect to any defaulted Whole Loan, the Master Servicer will be entitled to withdraw or cause to be withdrawn from the Certificate Account out of such proceeds, prior to distribution thereof to Certificateholders, amounts representing its normal servicing compensation on such Whole Loan, unreimbursed servicing expenses incurred with respect to the Whole Loan and any unreimbursed advances of delinquent payments made with respect to the Whole Loan. See "--Hazard Insurance Policies" and "Description of Credit Support".

HAZARD INSURANCE POLICIES

         Unless otherwise specified in the related Prospectus Supplement, each Agreement for a Trust Fund that includes Whole Loans will require the Master Servicer to cause the mortgagor on each Whole Loan to maintain a hazard insurance policy providing for such coverage as is required under the related Mortgage or, if any Mortgage permits the holder thereof to dictate to the mortgagor the insurance coverage to be maintained on the related Mortgaged
Property, then such coverage as is consistent with the Servicing Standard. Unless otherwise specified in the related Agreement and described in the related Prospectus Supplement, such coverage will be in general in an amount equal to the lesser of the principal balance owing on such Whole Loan and the amount necessary to fully compensate for any damage or loss to the improvements on the Mortgaged Property on a replacement cost basis, but in either case not less than the amount necessary to avoid the application of any co-insurance clause contained in the hazard insurance policy. The ability of the Master Servicer to assure that hazard insurance proceeds are appropriately applied may be dependent upon its being named as an additional insured under any hazard insurance policy and under any other insurance policy referred to below, or upon the extent to which information in this regard is furnished by mortgagors. All amounts collected by the Master Servicer under any such policy (except for amounts to be applied to the restoration or repair of the Mortgaged Property or released to the mortgagor in accordance with the Master Servicer's normal servicing procedures, subject to the terms and conditions of the related Mortgage and Mortgage Note) will be deposited in the Certificate Account. The Agreement will provide that the Master Servicer may satisfy its obligation to cause each mortgagor to maintain such a hazard insurance policy by the Master Servicer's maintaining a blanket policy or a master single interest policy insuring against hazard losses on the Whole Loans. Unless otherwise provided in the related Prospectus Supplement, if such policy contains a deductible clause, the Master Servicer will be required to deposit in the Certificate Account all sums that would have been deposited therein but for such clause. Unless otherwise specified in the related Prospectus Supplement, the Master Servicer will also be required to maintain a fidelity bond and errors and omissions policy with respect to its officers and employees that provides coverage against losses that may be sustained as a result of an officer's or employee's misappropriation of funds, errors and omissions or negligence, subject to certain limitations as to amount of coverage, deductible amounts, conditions, exclusions and exceptions.

         In general, the standard form of fire and extended coverage policy covers physical damage to or destruction of the improvements of the property by fire, lightning, explosion, smoke, windstorm and hail, and riot, strike and civil commotion, subject to the conditions and exclusions specified in each policy. Although the policies relating to the Whole Loans will be underwritten by different insurers under different state laws in accordance with different applicable state forms, and therefore will not contain identical terms and conditions, the basic terms thereof are dictated by respective state laws, and most such policies typically do not cover any physical damage resulting from war, revolution, governmental actions, floods and other water-related causes, earth movement (including earthquakes, landslides and mudflows), wet or dry rot, vermin, domestic animals and certain other kinds of uninsured risks.

         The hazard insurance policies covering the Mortgaged Properties securing the Whole Loans will typically contain a co-insurance clause that in effect requires the insured at all times to carry insurance of a specified percentage (generally 80% to 90%) of the full replacement value of the improvements on the property in order to recover the full amount of any partial loss. If the insured's coverage falls below this specified percentage, such clause generally provides that the insurer's liability in the event of partial loss does not exceed the lesser of (i) the replacement cost of the improvements less physical depreciation and (ii) such proportion of the loss as the amount of insurance carried bears to the specified percentage of the full replacement cost of such improvements.

         Unless otherwise provided in the related Agreement and described in the related Prospectus Supplement, a Trust Fund that includes Whole Loans will require the Master Servicer to cause the mortgagor on each Whole Loan to maintain all such other insurance coverage with respect to the related Mortgaged Property as is consistent with the terms of the related Mortgage and the Servicing Standard, which insurance may typically include flood insurance (if the related Mortgaged Property was located at the time of origination in a federally designated flood area) and business interruption or loss of rents insurance.

         Under the terms of the Whole Loans, mortgagors will generally be required to present claims to insurers under hazard insurance policies maintained on the related Mortgaged Properties. The Master Servicer, on behalf of the Trustee and Certificateholders, is obligated to present or cause to be presented claims under any blanket insurance policy insuring against hazard losses on Mortgaged Properties securing the Whole Loans. However, the ability of the Master Servicer to present or cause to be presented such claims is dependent upon the extent to which information in this regard is furnished to the Master Servicer by mortgagors.

DUE-ON-SALE AND DUE-ON-ENCUMBRANCE PROVISIONS

         Certain of the Whole Loans may contain clauses requiring the consent of the mortgagee to any sale or other transfer of the related Mortgaged Property, or due-on-sale clauses entitling the mortgagee to accelerate payment of the Whole Loan upon any sale or other transfer of the related Mortgaged Property. Certain of the Whole Loans may contain clauses requiring the consent of the mortgagee to the creation of any other lien or encumbrance on the Mortgaged Property or due-on-encumbrance clauses entitling the mortgagee to accelerate payment of the Whole Loan upon the creation of any other lien or encumbrance upon the Mortgaged Property. Unless otherwise provided in the related Prospectus Supplement, the Master Servicer, on behalf of the Trust Fund, will determine whether to exercise any right the Trustee may have as mortgagee to accelerate payment of any such Whole Loan or to withhold its consent to any transfer or further encumbrance in a manner consistent with the Servicing Standard. Unless otherwise specified in the related Prospectus Supplement, any fee collected by or on behalf of the Master Servicer for entering into an assumption agreement will be retained by or on behalf of the Master Servicer as additional servicing compensation. See "Certain Legal Aspects of Mortgage Loans--Due-on-Sale and Due-on-Encumbrance".

RETAINED INTEREST; SERVICING COMPENSATION AND PAYMENT OF EXPENSES

         The Prospectus Supplement for a series of Certificates will specify whether there will be any Retained Interest in the Mortgage Assets, and, if so, the owner thereof. If so, the Retained Interest will be established on a loan-by-loan basis and will be specified on an exhibit to the related Agreement. A "Retained Interest" in a Mortgage Asset represents a specified portion of the interest payable thereon. The Retained Interest will be deducted from mortgagor payments as received and will not be part of the related Trust Fund.

         Unless otherwise specified in the related Prospectus Supplement, a Master Servicer's primary servicing compensation with respect to a series of Certificates will come from the periodic payment to it of a portion of the interest payment on each Whole Loan. Since any Retained Interest and a Master Servicer's primary compensation are percentages of the principal balance of each Mortgage Asset, such amounts will decrease in accordance with the amortization of the Mortgage Loans underlying or comprising such Mortgage Asset. The Prospectus Supplement with respect to a series of Certificates evidencing interests in a Trust Fund that includes Whole Loans may provide that, as additional compensation, the Master Servicer or the Sub-Servicers may retain all or a portion of assumption fees, modification fees, late payment charges or Prepayment Premiums collected from mortgagors and any interest or other income which may be earned on funds held in the Certificate Account or any Sub-Servicing Account. Any Sub-Servicer will receive a portion of the Master Servicer's compensation as its sub-servicing compensation.

         In addition to amounts payable to any Sub-Servicer, a Master Servicer may, to the extent provided in the related Prospectus Supplement, pay from its servicing compensation certain expenses incurred in connection with its servicing of the Mortgage Loans, including, without limitation, payment of the fees and disbursements of the Trustee and independent accountants, payment of expenses incurred in connection with distributions and reports to Certificateholders, and payment of any other expenses described in the related Prospectus Supplement. Certain other expenses, including certain expenses relating to defaults and liquidations on the Mortgage Loans and, to the extent so provided in the related Prospectus Supplement, interest thereon at the rate specified therein, and the fees of any Special Servicer, may be borne by the Trust Fund.

         If and to the extent provided in the related Prospectus Supplement, the Master Servicer may be required to apply a portion of the servicing compensation otherwise payable to it in respect of any Due Period or Prepayment Period, as applicable, to certain interest shortfalls resulting from the voluntary prepayment of any Whole Loans in the related Trust Fund during such period prior to their respective due dates therein.

EVIDENCE AS TO COMPLIANCE

         Unless otherwise specified in the related Prospectus Supplement, each Agreement will provide that on or before a specified date in each year, beginning on the first such date that is at least a specified number of months after the Cut-off Date, there will be furnished to the related Trustee a report of a firm of independent certified public accountants stating that (i) it has obtained a letter of representation regarding certain matters from the management of the Master Servicer which includes an assertion that the Master Servicer has complied with certain minimum mortgage loan servicing standards (to the extent applicable to commercial and multifamily mortgage loans), identified in the Uniform Single Attestation Program for Mortgage Bankers established by the Mortgage Bankers Association of America, with respect to the servicing of commercial and multifamily mortgage loans by the Master Servicer during the most recently completed fiscal year and (ii) on the basis of an examination conducted by such firm in accordance with standards established by the American Institute of Certified Public Accountants, such representation is fairly stated in all material respects, subject to such exceptions and other qualifications as may be appropriate. In rendering its report such firm may rely, as to matters relating to the direct servicing of commercial and multifamily mortgage loans by Sub-Servicers, upon comparable reports of firms of independent public accountants rendered on the basis of examinations conducted in accordance the same standards (rendered within one year of such report) with respect to those Sub-Servicers. The Prospectus Supplement may provide that additional or alternative reports of independent certified public accountants relating to the servicing of mortgage loans may be required to be delivered to the Trustee.

         Each such Agreement will also provide for delivery to the Trustee, on or before a specified date in each year, of an annual statement signed by two officers of the Master Servicer to the effect that the Master Servicer has fulfilled its obligations under the Agreement throughout the preceding calendar year or other specified twelve month period.

         Unless otherwise provided in the related Prospectus Supplement, copies of the annual accountants' statement and the statement of officers of a Master Servicer will be obtainable by Certificateholders without charge upon written request to the Master Servicer at the address set forth in the related Prospectus Supplement.

CERTAIN MATTERS REGARDING A MASTER SERVICER AND THE DEPOSITOR

         The Master Servicer, if any, under each Agreement will be named in the related Prospectus Supplement. The entity serving as Master Servicer may be an affiliate of the Depositor and may have other normal business relationships with the Depositor or the Depositor's affiliates.

         Unless otherwise specified in the related Prospectus Supplement, the related Agreement will provide that the Master Servicer may resign from its obligations and duties thereunder only upon a determination that its duties under the Agreement are no longer permissible under applicable law or are in material conflict by reason of applicable law with any other activities carried on by it, the other activities of the Master Servicer so causing such a conflict being of a type and nature carried on by the Master Servicer at the date of the Agreement. Unless applicable law requires the Master Servicer's immediate resignation, no such resignation will become effective until the Trustee or a successor servicer has assumed the Master Servicer's obligations and duties under the Agreement.

         Unless otherwise specified in the related Prospectus Supplement, each Agreement will further provide that neither any Master Servicer, the Depositor nor any director, officer, employee, or agent of a Master Servicer or the Depositor will be under any liability to the related Trust Fund or Certificateholders for any action taken, or for refraining from the taking of any action, in good faith pursuant to the Agreement; provided, however, that neither a Master Servicer, the Depositor nor any such person will be protected against any breach of a representation or warranty made in such Agreement, or against any liability specifically imposed thereby, or against any liability which would otherwise be imposed by reason of willful misfeasance, bad faith or gross negligence in the performance of obligations or duties thereunder or by reason of reckless disregard of obligations and duties thereunder. Unless otherwise specified in the related Prospectus Supplement, each Agreement will further provide that any Master Servicer, the Depositor and any director, officer, employee or agent of a Master Servicer or the Depositor will be entitled to indemnification by the related Trust Fund and will be held harmless against any loss, liability or expense incurred in connection with any legal action relating to the Agreement or the Certificates; provided, however, that such indemnification will not extend to any loss, liability or expense (i) specifically imposed by such Agreement or otherwise incidental to the performance of obligations and duties thereunder, including, in the case of a Master Servicer, the prosecution of an enforcement action in respect of any specific Whole Loan or Whole Loans (except as any such loss, liability or expense shall be otherwise reimbursable pursuant to such Agreement); (ii) incurred in connection with any breach of a representation or warranty made in such Agreement; (iii) incurred by reason of misfeasance, bad faith or gross negligence in the performance of obligations or duties thereunder, or by reason of reckless disregard of such obligations or duties; or (iv) incurred in connection with any violation of any state or federal securities law. In addition, each Agreement will provide that neither any Master Servicer nor the Depositor will be under any obligation to appear in, prosecute or defend any legal action which is not incidental to its respective responsibilities under the Agreement and which in its opinion may involve it in any expense or liability. Any such Master Servicer or the Depositor may, however, in its discretion undertake any such action which it may deem necessary or desirable with respect to the Agreement and the rights and duties of the parties thereto and the interests of the Certificateholders thereunder. In such event, the legal expenses and costs of such action and any liability resulting therefrom will be expenses, costs and liabilities of the Certificateholders, and the Master Servicer or the Depositor, as the case may be, will be entitled to be reimbursed therefor and to charge the Certificate Account.

         Any person into which the Master Servicer or the Depositor may be merged or consolidated, or any person resulting from any merger or consolidation to which the Master Servicer or the Depositor is a party, or any person succeeding to the business of the Master Servicer or the Depositor, will be the successor of the Master Servicer or the Depositor, as the case may be, under the related Agreement.

EVENTS OF DEFAULT

         Unless otherwise provided in the related Prospectus Supplement for a Trust Fund that includes Whole Loans, Events of Default under the related Agreement will include (i) any failure by the Master Servicer to distribute or cause to be distributed to Certificateholders, or to remit to the Trustee for distribution to Certificateholders, any required payment that continues unremedied for five days after written notice of such failure has been given to the Master Servicer by the Trustee or the Depositor, or to the Master Servicer, the Depositor and the Trustee by the holders of Certificates evidencing not less than 25%
of the Voting Rights; (ii) any failure by the Master Servicer duly to observe or perform in any material respect any of its other covenants or obligations under the Agreement which continues unremedied for thirty days after written notice of such failure has been given to the Master Servicer by the Trustee or the Depositor, or to the Master Servicer, the Depositor and the Trustee by the holders of Certificates evidencing not less than 25% of the Voting Rights; (iii) any breach of a representation or warranty made by the Master Servicer under the Agreement which materially and adversely affects the interests of Certificateholders and which continues unremedied for thirty days after written notice of such breach has been given to the Master Servicer by the Trustee or the Depositor, or to the Master Servicer, the Depositor and the Trustee by the holders of Certificates evidencing not less than 25% of the Voting Rights; and
(iv) certain events of insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings and certain actions by or on behalf of the Master Servicer indicating its insolvency or inability to pay its obligations. Material variations to the foregoing Events of Default (other than to shorten cure periods or eliminate notice requirements) will be specified in the related Prospectus Supplement. Unless otherwise specified in the related Prospectus Supplement, the Trustee shall, not later than the later of 60 days after the occurrence of any event which constitutes or, with notice or lapse of time or both, would constitute an Event of Default and five days after certain officers of the Trustee become aware of the occurrence of such an event, transmit by mail to the Depositor and all Certificateholders of the applicable series notice of such occurrence, unless such default shall have been cured or waived.

RIGHTS UPON EVENT OF DEFAULT

         So long as an Event of Default under an Agreement remains unremedied, the Depositor or the Trustee may, and at the direction of holders of Certificates evidencing not less than 51% of the Voting Rights, the Trustee shall, terminate all of the rights and obligations of the Master Servicer under the Agreement and in and to the Mortgage Loans (other than as a Certificateholder or as the owner of any Retained Interest), whereupon the Trustee will succeed to all of the responsibilities, duties and liabilities of the Master Servicer under the Agreement (except that if the Trustee is prohibited by law from obligating itself to make advances regarding delinquent mortgage loans, or if the related Prospectus Supplement so specifies, then the Trustee will not be obligated to make such advances) and will be entitled to similar compensation arrangements. Unless otherwise specified in the related Prospectus Supplement, in the event that the Trustee is unwilling or unable so to act, it may or, at the written request of the holders of Certificates entitled to at least 51% of the Voting Rights, it shall appoint, or petition a court of competent jurisdiction for the appointment of, a loan servicing institution acceptable to the Rating Agency with a net worth at the time of such appointment of at least $10,000,000 to act as successor to the Master Servicer under the Agreement. Pending such appointment, the Trustee is obligated to act in such capacity. The Trustee and any such successor may agree upon the servicing compensation to be paid, which in no event may be greater than the compensation payable to the Master Servicer under the Agreement.

         Unless otherwise described in the related Prospectus Supplement, the holders of Certificates representing at least 66 2/3% of the Voting Rights allocated to the respective classes of Certificates affected by any Event of Default will be entitled to waive such Event of Default; provided, however, that an Event of Default described in clause (i) under "--Events of Default" may be waived only by all of the Certificateholders. Upon any such waiver of an Event of Default, such Event of Default shall cease to exist and shall be deemed to have been remedied for every purpose under the Agreement.

         No Certificateholder will have the right under any Agreement to institute any proceeding with respect thereto unless such holder previously has given to the Trustee written notice of default and unless the holders of Certificates evidencing not less than 25% of the Voting Rights have made written request upon the Trustee to institute such proceeding in its own name as Trustee thereunder and have offered to the Trustee reasonable indemnity, and the Trustee for sixty days has neglected or refused to institute any such proceeding. The Trustee, however, is under no obligation to exercise any of the trusts or powers vested in it by any Agreement or to make any investigation of matters arising thereunder or to institute, conduct or defend any litigation thereunder or in relation thereto at the request, order or direction of any of the holders of Certificates covered by such Agreement, unless such Certificateholders have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which may be incurred therein or thereby.

AMENDMENT

         Unless otherwise provided in the related Prospectus Supplement, such Agreement may be amended by the Depositor, the Master Servicer, if any, and the Trustee, without the consent of any of the holders of Certificates covered by the Agreement, (i) to cure any ambiguity, (ii) to correct, modify or supplement any provision therein which may be inconsistent with any other provision therein, (iii) to make any other provisions with respect to matters or questions arising under the Agreement which are not inconsistent with the provisions thereof, or (iv) to comply with any requirements imposed by the Code; provided that such amendment (other than an amendment for the purpose specified in clause
(iv) above) will not (as evidenced by an opinion of counsel to such effect) adversely affect in any material respect the interests of any holder of Certificates covered by the Agreement. Unless otherwise specified in the related Prospectus Supplement, each Agreement may also be amended by the Depositor, the Master Servicer, if any, and the Trustee, with the consent of the holders of Certificates evidencing not less than 51% of the Voting Rights, for any purpose; provided, however, that unless otherwise specified in the related Prospectus Supplement, no such amendment may (i) reduce in any manner the amount of or delay the timing of, payments received or advanced on Mortgage Loans which are required to be distributed on any Certificate without the consent of the holder of such Certificate, (ii) adversely affect in any material respect the interests of the holders of any class of Certificates in a manner other than as described in (i), without the consent of the holders of all Certificates of such class or
(iii) modify the provisions of such Agreement described in this paragraph without the consent of the holders of all Certificates covered by such Agreement then outstanding. However, with respect to any series of Certificates as to which a REMIC election is to be made, the Trustee will not consent to any amendment of the Agreement unless it shall first have received an opinion of counsel to the effect that such amendment will not result in the imposition of a tax on the related Trust Fund or cause the related Trust Fund to fail to qualify as a REMIC at any time that the related Certificates are outstanding.

LIST OF CERTIFICATEHOLDERS

         Upon written request of any Certificateholder of record of a series of Certificates, for purposes of communicating with other Certificateholders with respect to their rights under the Agreement for such series, the Trustee will afford such Certificateholder access during business hours to the most recent list of Certificateholders of that series held by the Trustee.

THE TRUSTEE

         The  Trustee  under  each  Agreement  will  be  named  in  the  related
Prospectus Supplement. The commercial bank, national banking association, banking corporation or trust company serving as Trustee may have typical banking relationships with the Depositor and its affiliates and with any Master Servicer and its affiliates.

DUTIES OF THE TRUSTEE

         The Trustee will make no representations as to the validity or sufficiency of any Agreement, the Certificates or any Mortgage Loan or related document and is not accountable for the use or application by or on behalf of any Master Servicer of any funds paid to the Master Servicer or its designee or any Special Servicer in respect of the Certificates or the Mortgage Loans, or deposited into or withdrawn from the Certificate Account or any other account by or on behalf of the Master Servicer or any Special Servicer. If no Event of Default has occurred and is continuing, the Trustee is required to perform only those duties specifically required under the related Agreement. However, upon receipt of the various certificates, reports or other instruments required to be furnished to it, the Trustee is required to examine such documents and to determine whether they conform to the requirements of the Agreement.

CERTAIN MATTERS REGARDING THE TRUSTEE

         Unless otherwise specified in the related Prospectus Supplement, the Trustee and any director, officer, employee or agent of the Trustee shall be entitled to indemnification out of the Certificate Account for any loss, liability or expense incurred in connection with the Trustee's acceptance or administration of its trusts under the related Agreement; provided, however, that such indemnification will not extend to any loss, liability or expense that constitutes a specific liability of the Trustee pursuant to the related Agreement, or to any loss, liability or expense incurred by reason of willful misfeasance, bad faith or negligence on the part of the Trustee in the performance of its obligations and duties thereunder, or by reason of its reckless disregard of such obligations or duties, or as may arise from a breach of any representation, warranty or covenant of the Trustee made therein.

RESIGNATION AND REMOVAL OF THE TRUSTEE

         The Trustee may at any time resign from its obligations and duties under an Agreement by giving written notice thereof to the Depositor and the Master Servicer. Upon receiving such notice of resignation, the Depositor (or such other person as may be named in the Prospectus Supplement) will be required promptly to appoint a successor trustee. If no successor trustee shall have been so appointed and have accepted appointment within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor trustee.

         If at any time the Trustee shall cease to be eligible to continue as such under the related Agreement, or if at any time the Trustee shall become incapable of acting, or shall be adjudged bankrupt or insolvent, or a receiver of the Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then the Depositor may remove the Trustee and appoint a successor trustee. Holders of the Certificates of any series entitled to at least 51% of the Voting Rights for such series may at any time remove the Trustee without cause and appoint a successor trustee.

         Any resignation or removal of the Trustee and appointment of a successor trustee shall not become effective until acceptance of appointment by the successor trustee.

                          DESCRIPTION OF CREDIT SUPPORT

GENERAL

         For any series of Certificates, Credit Support may be provided with respect to one or more classes thereof or the related Mortgage Assets. Credit Support may be in the form of the subordination of one or more classes of Certificates, letters of credit, insurance policies, surety bonds, guarantees, the establishment of one or more reserve funds or another method of Credit Support described in the related Prospectus Supplement, or any combination of the foregoing. If so provided in the related Prospectus Supplement, any form of Credit Support may be structured so as to be drawn upon by more than one series to the extent described therein.

         Unless otherwise provided in the related Prospectus Supplement for a series of Certificates, the Credit Support will not provide protection against all risks of loss and will not guarantee repayment of the entire Certificate Balance of the Certificates and interest thereon. If losses or shortfalls occur that exceed the amount covered by Credit Support or that are not covered by Credit Support, Certificateholders will bear their allocable share of deficiencies. Moreover, if a form of Credit Support covers more than one series of Certificates, holders of Certificates of one series will be subject to the risk that such Credit Support will be exhausted by the claims of the holders of Certificates of one or more other series before the former receive their intended share of such coverage.

         If Credit Support is provided with respect to one or more classes of Certificates of a series, or the related Mortgage Assets, the related Prospectus Supplement will include a description of (a) the nature and amount of coverage under such Credit Support, (b) any conditions to payment thereunder not otherwise described herein, (c) the conditions (if any) under which the amount of coverage under such Credit Support may be reduced and under which such Credit Support may be terminated or replaced and (d) the material provisions relating to such Credit Support. Additionally, the related Prospectus Supplement will set forth certain information with respect to the obligor under any instrument of Credit Support, including (i) a brief description of its principal business activities, (ii) its principal place of business, place of incorporation and the jurisdiction under which it is chartered or licensed to do business, (iii) if applicable, the identity of regulatory agencies that exercise primary jurisdiction over the conduct of its business and (iv) its total assets, and its stockholders" equity or policyholders" surplus, if applicable, as of the date specified in the Prospectus Supplement. See "Risk Factors--Credit Support Limitations".

SUBORDINATE CERTIFICATES

         If so specified in the related Prospectus Supplement, one or more classes of Certificates of a series may be Subordinate Certificates. To the extent specified in the related Prospectus Supplement, the rights of the holders of Subordinate Certificates to receive distributions of principal and interest from the Certificate

Account on any Distribution Date will be subordinated to such rights of the holders of Senior Certificates. If so provided in the related Prospectus Supplement, the subordination of a class may apply only in the event of (or may be limited to) certain types of losses or shortfalls. The related Prospectus Supplement will set forth information concerning the amount of subordination provided by a class or classes of Subordinate Certificates in a series, the circumstances under which such subordination will be available and the manner in which the amount of subordination will be made available.

CROSS-SUPPORT PROVISIONS

         If the Mortgage Assets for a series are divided into separate groups, each supporting a separate class or classes of Certificates of a series, credit support may be provided by cross-support provisions requiring that distributions be made on Senior Certificates evidencing interests in one group of Mortgage Assets prior to distributions on Subordinate Certificates evidencing interests in a different group of Mortgage Assets within the Trust Fund. The Prospectus Supplement for a series that includes a cross-support provision will describe the manner and conditions for applying such provisions.

INSURANCE OR GUARANTEES WITH RESPECT TO MORTGAGE LOANS

         If so provided in the Prospectus Supplement for a series of Certificates, Mortgage Loans included in the related Trust Fund will be covered for various default risks by insurance policies or guarantees. A copy of any such material instrument for a series will be filed with the Commission as an exhibit to a Current Report on Form 8-K to be filed within 15 days of issuance of the Certificates of the related series.

LETTER OF CREDIT

         If so provided in the Prospectus Supplement for a series of Certificates, deficiencies in amounts otherwise payable on such Certificates or certain classes thereof will be covered by one or more letters of credit, issued by a bank or financial institution specified in such Prospectus Supplement (the "L/C Bank"). Under a letter of credit, the L/C Bank will be obligated to honor draws thereunder in an aggregate fixed dollar amount, net of unreimbursed payments thereunder, generally equal to a percentage specified in the related Prospectus Supplement of the aggregate principal balance of the Mortgage Assets on the related Cut-off Date or of the initial aggregate Certificate Balance of one or more classes of Certificates. If so specified in the related Prospectus Supplement, the letter of credit may permit draws only in the event of certain types of losses and shortfalls. The amount available under the letter of credit will, in all cases, be reduced to the extent of the unreimbursed payments thereunder and may otherwise be reduced as described in the related Prospectus Supplement. The obligations of the L/C Bank under the letter of credit for each series of Certificates will expire at the earlier of the date specified in the related Prospectus Supplement or the termination of the Trust Fund. A copy of any such letter of credit for a series will be filed with the Commission as an exhibit to a Current Report on Form 8-K to be filed within 15 days of issuance of the Certificates of the related series.

INSURANCE POLICIES AND SURETY BONDS

         If so provided in the Prospectus Supplement for a series of Certificates, deficiencies in amounts otherwise payable on such Certificates or certain classes thereof will be covered by insurance policies and/or surety bonds provided by one or more insurance companies or sureties. Such instruments may cover, with respect to one or more classes of Certificates of the related series, timely distributions of interest and/or full distributions of principal on the basis of a schedule of principal distributions set forth in or determined in the manner specified in the related Prospectus Supplement. A copy of any such instrument for a series will be filed with the Commission as an exhibit to a Current Report on Form 8-K to be filed with the Commission within 15 days of issuance of the Certificates of the related series.

RESERVE FUNDS

         If so provided in the Prospectus Supplement for a series of Certificates, deficiencies in amounts otherwise payable on such Certificates or certain classes thereof will be covered by one or more reserve funds in which cash, a letter of credit, Permitted Investments, a demand note or a combination thereof will be deposited, in the amounts so specified in such Prospectus Supplement. The reserve funds for a series may also be funded over time by depositing therein a specified amount of the distributions received on the related Mortgage Assets as specified in the related Prospectus Supplement.

         Amounts on deposit in any reserve fund for a series, together with the reinvestment income thereon, if any, will be applied for the purposes, in the manner, and to the extent specified in the related Prospectus Supplement. A reserve fund may be provided to increase the likelihood of timely distributions of principal of and interest on the Certificates. If so specified in the related Prospectus Supplement, reserve funds may be established to provide limited protection against only certain types of losses and shortfalls. Following each Distribution Date amounts in a reserve fund in excess of any amount required to be maintained therein may be released from the reserve fund under the conditions and to the extent specified in the related Prospectus Supplement and will not be available for further application to the Certificates.

         Moneys deposited in any Reserve Funds will be invested in Permitted Investments, except as otherwise specified in the related Prospectus Supplement. Unless otherwise specified in the related Prospectus Supplement, any reinvestment income or other gain from such investments will be credited to the related Reserve Fund for such series, and any loss resulting from such investments will be charged to such Reserve Fund. However, such income may be payable to any related Master Servicer or another service provider as additional compensation. The Reserve Fund, if any, for a series will not be a part of the Trust Fund unless otherwise specified in the related Prospectus Supplement.

         Additional information concerning any Reserve Fund will be set forth in the related Prospectus Supplement, including the initial balance of such Reserve Fund, the balance required to be maintained in the Reserve Fund, the manner in which such required balance will decrease over time, the manner of funding such Reserve Fund, the purposes for which funds in the Reserve Fund may be applied to make distributions to Certificateholders and use of investment earnings from the Reserve Fund, if any.

CREDIT SUPPORT WITH RESPECT TO MBS AND TIERED MBS

         If  so  provided  in  the   Prospectus   Supplement  for  a  series  of
Certificates, the MBS and/or Tiered MBS included in the related Trust Fund and/or the mortgage loans directly or indirectly underlying such MBS and/or Tiered MBS may be covered by one or more of the types of Credit Support described herein. The related Prospectus Supplement will specify as to each such form of Credit Support the information indicated above with respect thereto, to the extent such information is material and available.

                     CERTAIN LEGAL ASPECTS OF MORTGAGE LOANS

         The following discussion contains general summaries of certain legal aspects of loans secured by commercial and multifamily residential properties. Because such legal aspects are governed by applicable state law (which laws may differ substantially), the summaries do not purport to be complete, to reflect the laws of any particular state, or to encompass the laws of all states in which the security for the Mortgage Loans (or mortgage loans underlying any MBS) is situated. Accordingly, the summaries are qualified in their entirety by reference to the applicable laws of those states. See "Description of the Trust Funds--Mortgage Loans". For purposes of the following discussion, "Mortgage Loan" includes a mortgage loan underlying an MBS.

GENERAL

         Each Mortgage Loan will be evidenced by a note or bond and secured by an instrument granting a security interest in real property, which may be a mortgage, deed of trust or a deed to secure debt, depending upon the prevailing practice and law in the state in which the related Mortgaged Property is located. Mortgages, deeds of trust and deeds to secure debt are herein collectively referred to as "mortgages". A mortgage creates a lien upon, or grants a title interest in, the real property covered thereby, and represents the security for the repayment of the indebtedness customarily evidenced by a promissory note. The priority of the lien created or interest granted will depend on the terms of the mortgage and, in some cases, on the terms of separate subordination agreements or intercreditor agreements with others that hold interests in the real property, the knowledge of the parties to the mortgage and, generally, the order of recordation of the mortgage in the appropriate public recording office. However, the lien of a recorded mortgage will generally be subordinate to later-arising liens for real estate taxes and assessments and other charges imposed under governmental police powers.

TYPES OF MORTGAGE INSTRUMENTS

         There are two parties to a mortgage: a mortgagor (the borrower and usually the owner of the subject property) and a mortgagee (the lender). In contrast, a deed of trust is a three-party instrument, among a trustor (the equivalent of a borrower), a trustee to whom the real property is conveyed, and a beneficiary (the lender) for whose benefit the conveyance is made. Under a deed of trust, the trustor grants the property, irrevocably until the debt is paid, in trust and generally with a power of sale, to the trustee to secure repayment of the indebtedness evidenced by the related note. A deed to secure debt typically has two parties, pursuant to which the borrower, or grantor, conveys title to the real property to the grantee, or lender, generally with a power of sale, until such time as the debt is repaid. In a case where the borrower is a land trust, there would be an additional party because legal title to the property is held by a land trustee under a land trust agreement for the benefit of the borrower. At origination of a mortgage loan involving a land trust, the borrower may execute a separate undertaking to make payments on the mortgage note. In no event is the land trustee personally liable for the mortgage note obligation. The mortgagee's authority under a mortgage, the trustee's authority under a deed of trust and the grantee's authority under a deed to secure debt are governed by the express provisions of the related instrument, the law of the state in which the real property is located, certain federal laws and, in some deed of trust transactions, the directions of the beneficiary.

LEASES AND RENTS

         Mortgages that encumber income-producing property often contain an assignment of rents and leases and/or may be accompanied by a separate assignment of rents and leases, pursuant to which the borrower assigns to the lender the borrower's right, title and interest as landlord under each lease and the income derived therefrom, while (unless rents are to be paid directly to the lender) retaining a revocable license to collect the rents for so long as there is no default. If the borrower defaults, the license terminates and the lender is entitled to collect the rents. Local law may require that the lender take possession of the property and/or obtain a court-appointed receiver before becoming entitled to collect the rents.

         In most states, hotel and motel room rates are considered accounts receivable under the Uniform Commercial Code ("UCC"); in cases where hotels or motels constitute loan security, the rates are generally pledged by the borrower as additional security for the loan. In general, the lender must file financing statements in order to perfect its security interest in the room rates and must file continuation statements, generally every five years, to maintain perfection of such security interest. In certain cases, Mortgage Loans secured by hotels or motels may be included in a Trust Fund even if the security interest in the room rates was not perfected or the requisite UCC filings were allowed to lapse. Even if the lender's security interest in room rates is perfected under applicable non-bankruptcy law, it will generally be required to commence a foreclosure action or otherwise take possession of the property in order to enforce its rights to collect the room rates following a default. In the bankruptcy setting, however, the lender will be stayed from enforcing its rights to collect room rates, but those room rates (in light of certain revisions to the Bankruptcy Code which are effective for all bankruptcy cases commenced on or after October 22, 1994) constitute "cash collateral" and therefore cannot be used by the bankruptcy debtor without a hearing or lender's consent and unless the lender's interest in the room rates is given adequate protection (e.g., cash payment for otherwise encumbered funds or a replacement lien on unencumbered property, in either case equal in value to the amount of room rates that the debtor proposes to use, or other similar relief). See "--Bankruptcy Laws".

PERSONALTY

         In the case of certain types of mortgaged properties, such as hotels, motels and nursing homes, personal property (to the extent owned by the borrower and not previously pledged) may constitute a significant portion of the property's value as security. The creation and enforcement of liens on personal property are governed by the UCC. Accordingly, if a borrower pledges personal property as security for a mortgage loan, the lender generally must file UCC financing statements in order to perfect its security interest therein, and must file continuation statements, generally every five years, to maintain that perfection. In certain cases, Mortgage Loans secured in part by personal property may be included in a Trust Fund even if the security interest in such personal property was not perfected or the requisite UCC filings were allowed to lapse.

FORECLOSURE

         General

         Foreclosure is a legal procedure that allows the lender to recover its mortgage debt by enforcing its rights and available legal remedies under the mortgage. If the borrower defaults in payment or performance of its obligations under the note or mortgage, the lender has the right to institute foreclosure proceedings to sell the real property at public auction to satisfy the indebtedness.

         Foreclosure procedures vary from state to state. Two primary methods of foreclosing a mortgage are judicial foreclosure, involving court proceedings, and non-judicial foreclosure pursuant to a power of sale granted in the mortgage instrument. Other foreclosure procedures are available in some states, but they are either infrequently used or available only in limited circumstances.

         A foreclosure action is subject to most of the delays and expenses of other lawsuits if defenses are raised or counterclaims are interposed, and sometimes requires several years to complete.

         Judicial Foreclosure

         A judicial foreclosure proceeding is conducted in a court having jurisdiction over the mortgaged property. Generally, the action is initiated by the service of legal pleadings upon all parties having a subordinate interest of record in the real property and all parties in possession of the property, under leases or otherwise, whose interests are subordinate to the mortgage. Delays in completion of the foreclosure may occasionally result from difficulties in locating defendants. When the lender's right to foreclose is contested, the legal proceedings can be time-consuming. Upon successful completion of a judicial foreclosure proceeding, the court generally issues a judgment of foreclosure and appoints a referee or other officer to conduct a public sale of the mortgaged property, the proceeds of which are used to satisfy the judgment. Such sales are made in accordance with procedures that vary from state to state.

         Equitable and Other Limitations on Enforceability of Certain Provisions

         United States courts have traditionally imposed general equitable principles to limit the remedies available to lenders in foreclosure actions. These principles are generally designed to relieve borrowers from the effects of mortgage defaults perceived as harsh or unfair. Relying on such principles, a court may alter the specific terms of a loan to the extent it considers necessary to prevent or remedy an injustice, undue oppression or overreaching, or may require the lender to undertake affirmative actions to determine the cause of the borrower's default and the likelihood that the borrower will be able to reinstate the loan. In some cases, courts have substituted their judgment for the lender's and have required that lenders reinstate loans or recast payment schedules in order to accommodate borrowers who are suffering from a temporary financial disability. In other cases, courts have limited the right of the lender to foreclose in the case of a non-monetary default, such as a failure to adequately maintain the mortgaged property or an impermissible further encumbrance of the mortgaged property. Finally, some courts have addressed the issue of whether federal or state constitutional provisions reflecting due process concerns for adequate notice require that a borrower receive notice in addition to statutorily-prescribed minimum notice. For the most part, these cases have upheld the reasonableness of the notice provisions or have found that a public sale under a mortgage providing for a power of sale does not involve sufficient state action to trigger constitutional protections.

         In addition, some states may provide statutory protections such as the right of the borrower to cure outstanding defaults and reinstate a mortgage loan after commencement of foreclosure proceedings but prior to a foreclosure sale.

         Non-Judicial Foreclosure/Power of Sale

         In states permitting non-judicial foreclosure proceedings, foreclosure of a deed of trust is generally accomplished by a non-judicial trustee's sale pursuant to a power of sale typically granted in the deed of trust. A power of sale may also be contained in any other type of mortgage instrument if applicable law so permits. A power of sale under a deed of trust allows a non-judicial public sale to be conducted generally following a request from the beneficiary/lender to the trustee to sell the property upon default by the borrower and after notice of sale is given in accordance with the terms of the mortgage and applicable state law. In some states, prior to such sale, the trustee under the deed of trust must record a notice of default and notice of sale and send a copy to the borrower and to any other party who has recorded a request for a copy of a notice of default and notice of sale. In addition, in some states the trustee must provide notice to any other party having an interest of record in the real property, including junior lienholders. A notice of sale must be posted in a public place and, in most states, published for a specified period of time in one or more newspapers. The borrower or junior lienholder may then have the right, during a reinstatement period required in some states, to cure the default by paying the entire actual amount in arrears (without regard to the acceleration of the indebtedness), plus the lender's expenses incurred in enforcing the obligation. In other states, the borrower or the junior lienholder is not provided a period to reinstate the loan, but has only the right to pay off the entire debt to prevent the foreclosure sale. Generally, state law governs the procedure for public sale, the parties entitled to notice, the method of giving notice and the applicable time periods.

         Public Sale

         A third party may be unwilling to purchase a mortgaged property at a public sale because of the difficulty in determining the exact status of title to the property (due to, among other things, redemption rights that may exist) and because of the possibility that physical deterioration of the property may have occurred during the foreclosure proceedings. Therefore, it is common for the lender to purchase the mortgaged property for an amount equal to the secured indebtedness and accrued and unpaid interest plus the expenses of foreclosure, in which event the borrower's debt will be extinguished, or for a lesser amount in order to preserve its right to seek a deficiency judgment if such is available under state law and under the terms of the Mortgage Loan documents. (The Mortgage Loans, however, are generally expected to be non-recourse. See "Risk Factors--Investment in Commercial and Multifamily Mortgage Loans".) Thereafter, subject to the borrower's right in some states to remain in possession during a redemption period, the lender will become the owner of the property and have both the benefits and burdens of ownership, including the obligation to pay debt service on any senior mortgages, to pay taxes, to obtain casualty insurance and to make such repairs as are necessary to render the property suitable for sale. The costs of operating and maintaining a commercial or multifamily residential property may be significant and may be greater than the income derived from that property. The lender also will commonly obtain the services of a real estate broker and pay the broker's commission in connection with the sale or lease of the property. Depending upon market conditions, the ultimate proceeds of the sale of the property may not equal the lender's investment in the property. Moreover, because of the expenses associated with acquiring, owning and selling a mortgaged property, a lender could realize an overall loss on a mortgage loan even if the mortgaged property is sold at foreclosure, or resold after it is acquired through foreclosure, for an amount equal to the full outstanding principal amount of the loan plus accrued interest.

         The holder of a junior mortgage that forecloses on a mortgaged property does so subject to senior mortgages and any other prior liens, and may be obliged to keep senior mortgage loans current in order to avoid foreclosure of its interest in the property. In addition, if the foreclosure of a junior mortgage triggers the enforcement of a "due-on-sale" clause contained in a senior mortgage, the junior mortgagee could be required to pay the full amount of the senior mortgage indebtedness or face foreclosure.

         Rights of Redemption

         The purposes of a foreclosure action are to enable the lender to realize upon its security and to bar the borrower, and all persons who have interests in the property that are subordinate to that of the foreclosing lender, from exercise of their "equity of redemption". The doctrine of equity of redemption provides that, until the property encumbered by a mortgage has been sold in accordance with a properly conducted foreclosure and foreclosure sale, those having interests that are subordinate to that of the foreclosing lender have an equity of redemption and may redeem the property by paying the entire debt with interest. Those having an equity of redemption must generally be made parties and joined in the foreclosure proceeding in order for their equity of redemption to be terminated.

         The equity of redemption is a common-law (non-statutory) right which should be distinguished from post-sale statutory rights of redemption. In some states, after sale pursuant to a deed of trust or foreclosure of a mortgage, the borrower and foreclosed junior lienors are given a statutory period in which to redeem the property. In some states, statutory redemption may occur only upon payment of the foreclosure sale price. In other states, redemption may be permitted if the former borrower pays only a portion of the sums due. The effect of a statutory right of redemption is to diminish the ability of the lender to sell the foreclosed property because the exercise of a right of redemption would defeat the title of any purchaser through a foreclosure. Consequently, the practical effect of the redemption right is to force the lender to maintain the property and pay the expenses of ownership until the redemption period has expired. In some states, a post-sale statutory right of redemption may exist following a judicial foreclosure, but not following a trustee's sale under a deed of trust.

         Anti-Deficiency Legislation

         Some or all of the Mortgage Loans may be nonrecourse loans, as to which recourse in the case of default will be limited to the Mortgaged Property and such other assets, if any, that were pledged to secure the Mortgage Loan. However, even if a mortgage loan by its terms provides for recourse to the borrower's other assets, a lender's ability to realize upon those assets may be limited by state law. For example, in some states a lender cannot obtain a deficiency judgment against the borrower following foreclosure or sale under a deed of trust. A deficiency judgment is a personal judgment against the former borrower equal to the difference between the net amount realized upon the public sale of the real property and the amount due to the lender. Other statutes may require the lender to exhaust the security afforded under a mortgage before bringing a personal action against the borrower. In certain other states, the lender has the option of bringing a personal action against the borrower on the debt without first exhausting such security; however, in some of those states, the lender, following judgment on such personal action, may be deemed to have elected a remedy and thus may be precluded from foreclosing upon the security. Consequently, lenders in those states where such an election of remedy provision exists will usually proceed first against the security. Finally, other statutory provisions, designed to protect borrowers from exposure to large deficiency judgments that might result from bidding at below-market values at the foreclosure sale, limit any deficiency judgment to the excess of the outstanding debt over the fair market value of the property at the time of the sale.

         Leasehold Considerations

         Mortgage Loans may be secured by a mortgage on the borrower's leasehold interest in a ground lease. Leasehold mortgage loans are subject to certain risks not associated with mortgage loans secured by a lien on the fee estate of the borrower. The most significant of these risks is that if the borrower's leasehold were to be terminated upon a lease default, the leasehold mortgagee would lose its security. This risk may be lessened if the ground lease requires the lessor to give the leasehold mortgagee notices of lessee defaults and an opportunity to cure them, permits the leasehold estate to be assigned to and by the leasehold mortgagee or the purchaser at a foreclosure sale, and contains certain other protective provisions typically included in a "mortgageable" ground lease. Certain Mortgage Loans, however, may be secured by ground leases which do not contain these provisions.

         Cross-Collateralization

         Certain of the Mortgage Loans may be secured by more than one mortgage covering properties located in more than one state. Because of various state laws governing foreclosure or the exercise of a power of sale and because, in general, foreclosure actions are brought in state court and the courts of one state cannot exercise jurisdiction over property in another state, it may be necessary upon a default under a cross-collateralized Mortgage Loan to foreclose on the related mortgages in a particular order rather than simultaneously and/or utilize judicial foreclosure even in states that permit non-judicial foreclosures in order to ensure that the lien of the mortgages is not impaired or released. In addition, because of the various state laws governing the ability to obtain a deficiency judgment, it may be necessary in certain states to foreclose through an action in state court rather than by exercise of a power of sale, possibly causing a delay in the ultimate recovery by the Certificateholders and increasing the expense of foreclosing on the security. Certain other state laws may limit the amount of the recovery on a particular property located within that state which is being foreclosed after the foreclosure of one or more properties to the difference between the amount of the outstanding indebtedness and the value of the property or properties previously foreclosed, as opposed to the actual amounts recovered in such foreclosure or foreclosures. Furthermore, due to the effect of "one-action" or "security first" rules in some states, the remedies that a lender may exercise upon an event of default as against a property or other collateral or against a borrower may result in the impairment or loss of the lender's lien on other properties located in that state or other states or lender's security interest in other collateral.

BANKRUPTCY LAWS

         Operation of the Bankruptcy Code and related state laws may interfere with or affect the ability of a lender to realize upon collateral and/or to enforce a deficiency judgment. For example, under the Bankruptcy Code, virtually all actions (including foreclosure actions and deficiency judgment proceedings) to collect a debt are automatically stayed upon the filing of the bankruptcy petition and, often, no interest or principal payments are made during the course of the bankruptcy case. The delay and the consequences thereof caused by such automatic stay can be significant. Also, under the Bankruptcy Code, the filing of a petition in bankruptcy by or on behalf of a junior lienor may stay the senior lender from taking action to foreclose out such junior lien.

         Under the Bankruptcy Code, provided certain substantive and procedural safeguards protective of the lender are met, the amount and terms of a mortgage loan secured by a lien on property of the debtor may be modified under certain circumstances. For example, the outstanding amount of the loan may be reduced to the then-current value of the property (with a corresponding partial reduction of the amount of lender's security interest) pursuant to a confirmed plan or lien avoidance proceeding, thus leaving the lender a general unsecured creditor for the difference between such value and the outstanding balance of the loan. Other modifications may include the reduction in the amount of each scheduled payment, by means of a reduction in the rate of interest and/or an alteration of the repayment schedule (with or without affecting the unpaid principal balance of the loan), and/or by an extension (or shortening) of the term to maturity. Some bankruptcy courts have approved plans, based on the particular facts of the reorganization case, that effected the cure of a mortgage loan default by paying arrearages over a number of years. Also, a bankruptcy court may permit a debtor, through its rehabilitative plan, to reinstate a loan mortgage payment schedule even if the lender has obtained a final judgment of foreclosure prior to the filing of the debtor's petition.

         Federal bankruptcy law may also have the effect of interfering with or affecting the ability of a secured lender to enforce the borrower's assignment of rents and leases related to the mortgaged property. Under the Bankruptcy Code, a lender may be stayed from enforcing the assignment, and the legal proceedings necessary to resolve the issue could be time-consuming, with resulting delays in the lender's receipt of the rents. Recent amendments to the Bankruptcy Code, however, may minimize the impairment of the lender's ability to enforce the borrower's assignment of rents and leases. In addition to the inclusion of hotel revenues within the definition of "cash collateral" as noted previously in the section entitled "--Leases and Rents", the amendments provide that, in general, a pre-petition security interest in rents or hotel revenues extends to rents and hotel revenues received post-petition. The amendments are, in part, a response to certain cases that held that a security interest in rents is unperfected under the laws of certain states until the lender has taken some further action, such as commencing foreclosure or obtaining a receiver prior to activation of the assignment of rents.

         If a borrower's ability to make payment on a mortgage loan is dependent on its receipt of rent payments under a lease of the related property, that ability may be impaired by the commencement of a bankruptcy case relating to a lessee under such lease. Under the Bankruptcy Code, the filing of a petition in bankruptcy by or on behalf of a lessee results in a stay in bankruptcy against the commencement or continuation of any state court proceeding for past due rent, for accelerated rent, for damages or for a summary eviction order with respect to a default under the lease that occurred prior to the filing of the lessee's petition. In addition, the Bankruptcy Code generally provides that a trustee or debtor-in-possession may, subject to approval of the court, (i) assume the lease and retain it or assign it to a third party or (ii) reject the lease. If the lease is assumed, the trustee or debtor-in-possession (or assignee, if applicable) must cure any defaults under the lease, compensate the lessor for its losses and provide the lessor with "adequate assurance" of future performance. Such remedies may be insufficient, and any assurances provided to the lessor may, in fact, be inadequate. If the lease is rejected, the lessor will be treated as an unsecured creditor with respect to its claim for damages for termination of the lease. The Bankruptcy Code also limits a lessor's damages for lease rejection to the rent reserved by the lease (without regard to acceleration) for the greater of one year, or 15%, not to exceed three years, of the remaining term of the lease.

ENVIRONMENTAL CONSIDERATIONS

         General

         A lender may be subject to environmental risks when taking a security interest in real property. Of particular concern may be properties that are or have been used for industrial, manufacturing, military or disposal activity. Such environmental risks include the possible diminution of the value of a contaminated property or, as discussed below, potential liability for clean-up costs or other remedial actions that could exceed the value of the property or the amount of the lender's loan. In certain circumstances, a lender may decide to abandon a contaminated mortgaged property as collateral for its loan rather than foreclose and risk liability for clean-up costs.

         Superlien Laws

         Under the laws of many states, contamination on a property may give rise to a lien on the property for clean-up costs. In several states, such a lien has priority over all existing liens, including those of existing mortgages. In these states, the lien of a mortgage may lose its priority to such a "superlien".

         CERCLA

         The federal Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended ("CERCLA"), imposes strict liability on present and past "owners" and "operators" of contaminated real property for the costs of clean-up. A secured lender may be liable as an "owner" or "operator" of a contaminated mortgaged property if agents or employees of the lender have participated in the management of such mortgaged property or the operations of the borrower. Such liability may exist even if the lender did not cause or contribute to the contamination and regardless of whether the lender has actually taken possession of a mortgaged property through foreclosure, deed in lieu of foreclosure or otherwise. Moreover, such liability is not limited to the original or unamortized principal balance of a loan or to the value of the property securing a loan. Excluded from CERCLA's definition of "owner" or "operator", however, is a person "who without participating in the management of the facility, holds indicia of ownership primarily to protect his security interest".

         In general, what constitutes participation in the management of a mortgaged property or the business of a borrower to render the secured creditor exemption unavailable to a lender is based upon judicial interpretation of the statutory language, and court decisions have been inconsistent in this matter. The Court of Appeals for the Eleventh Circuit has suggested that the mere capacity of the lender to influence a borrower's disposal of hazardous substances was sufficient participation in the management of the borrower's business to deny the secured creditor exemption to the lender. However, the Court of Appeals for the Ninth Circuit disagreed with the Eleventh Circuit and held that there must be some degree of "actual management" of a facility on the part of a lender in order to bar its reliance on the secured creditor exemption. In addition, certain cases decided in the First Circuit and the Fourth Circuit have held that lenders were entitled to the secured creditor exemption, notwithstanding a lender's taking title to a mortgaged property through foreclosure or deed in lieu of foreclosure.

         CERCLA's "innocent landowner" defense may be available to a lender that has taken title to a mortgaged property and has performed an appropriate environmental site assessment that does not disclose existing contamination and that meets other requirements of the defense. However, it is unclear whether the environmental site assessment must be conducted upon loan origination, prior to foreclosure, or both, and uncertainty exists as to what kind of environmental site assessment must be performed in order to qualify for the defense.

         Certain Other Federal and State Laws

         Many states have statutes similar to CERCLA, and not all those statutes provide for a secured creditor exemption. In addition, under federal law, there is potential liability relating to hazardous wastes and underground storage tanks under the federal Resource Conservation and Recovery Act.

         In a few states, transfers of some types of properties are conditioned upon cleanup of contamination prior to transfer. In these cases, a lender that becomes the owner of a property through foreclosure, deed in lieu of foreclosure or otherwise, may be required to clean up the contamination before selling or otherwise transferring the property.

         Beyond statute-based environmental liability, there exist common law causes of action (for example, actions based on nuisance or on toxic tort resulting in death, personal injury or damage to property) related to hazardous environmental conditions on a property. While it may be more difficult to hold a lender liable in such cases, unanticipated or uninsured liabilities of the borrower may jeopardize the borrower's ability to meet its loan obligations.

         Additional Considerations

         The cost of remediating hazardous substance contamination at a property can be substantial. If a lender becomes liable, it can, subject to any limitations in the Mortgage Loan documents regarding deficiency judgments or non-recourse, bring an action for contribution against the owner or operator who created the environmental hazard, but that individual or entity may be without substantial assets. Accordingly, it is possible that such costs could become a liability of the Trust Fund and occasion a loss to the Certificateholders.

         To reduce the likelihood of such a loss, unless otherwise specified in the related Prospectus Supplement, the related Agreement will provide that the Master Servicer, acting on behalf of the Trustee, may not acquire title to a Mortgaged Property or take over its operation unless the Master Servicer, based solely (as to environmental matters) on a report prepared by a person who regularly conducts environmental audits, has made the determination that it is appropriate to do so, as described under "The Pooling and Servicing Agreements--Realization Upon Defaulted Mortgage Loans".

         If a lender forecloses on a mortgage secured by a property, the operations on which are subject to environmental laws and regulations, the lender will be required to operate the property in accordance with those laws and regulations. Such compliance may entail substantial expense, especially in the case of industrial or manufacturing properties.

         In addition, a lender may be obligated to disclose environmental conditions on a property to government entities and/or to prospective buyers (including prospective buyers at a foreclosure sale or following foreclosure). Such disclosure may decrease the amount that prospective buyers are willing to pay for the affected property, sometimes substantially, and thereby decrease the ability of the lender to recoup its investment in a loan upon foreclosure.

         Environmental Site Assessments

         In most cases, an environmental site assessment of each Mortgaged Property will have been performed in connection with the origination of the related Mortgage Loan or at some time prior to the issuance of the related Certificates. Environmental site assessments, however, vary considerably in their content, quality and cost. Even when adhering to good professional practices, environmental consultants will sometimes not detect significant environmental problems because to do an exhaustive environmental assessment would be far too costly and time-consuming to be practical.

DUE-ON-SALE AND DUE-ON-ENCUMBRANCE

         Certain of the Mortgage Loans may contain "due-on-sale" and "due-on-encumbrance" clauses that purport to permit the lender to accelerate the maturity of the loan if the borrower transfers or encumbers the related Mortgaged Property. In recent years, court decisions and legislative actions placed substantial restrictions on the right of lenders to enforce such clauses in many states. However, the Garn-St Germain Depository Institutions Act of 1982 (the "Garn Act") generally preempts state laws that prohibit the enforcement of due-on-sale clauses and permits lenders to enforce these clauses in accordance with their terms, subject to certain limitations as set forth in the Garn Act and the regulations promulgated thereunder. Accordingly, a Master Servicer may nevertheless have the right to accelerate the maturity of a Mortgage Loan that contains a "due-on-sale" provision upon transfer of an interest in the property, without regard to the Master Servicer's ability to demonstrate that a sale threatens its legitimate security interest.

SUBORDINATE FINANCING

         The terms of certain of the Mortgage Loans may not restrict the ability of the borrower to use the Mortgaged Property as security for one or more additional loans, or such restrictions may be unenforceable. Where a borrower encumbers a mortgaged property with one or more junior liens, the senior lender is subjected to additional risk. First, the borrower may have difficulty servicing and repaying multiple loans. Moreover, if the subordinate financing permits recourse to the borrower (as is frequently the case) and the senior loan does not, a borrower may have more incentive to repay sums due on the subordinate loan. Second, acts of the senior lender that prejudice the junior lender or impair the junior lender's security may create a superior equity in favor of the junior lender. For example, if the borrower and the senior lender agree to an increase in the principal amount of or the interest rate payable on the senior loan, the senior lender may lose its priority to the extent any existing junior lender is harmed or the borrower is additionally burdened. Third, if the borrower defaults on the senior loan and/or any junior loan or loans, the existence of junior loans and actions taken by junior lenders can impair the security available to the senior lender and can interfere with or delay the taking of action by the senior lender. Moreover, the bankruptcy of a junior lender may operate to stay foreclosure or similar proceedings by the senior lender.

DEFAULT INTEREST AND LIMITATIONS ON PREPAYMENTS

         Notes and mortgages may contain provisions that obligate the borrower to pay a late charge or additional interest if payments are not timely made, and in some circumstances, may prohibit prepayments for a specified period and/or condition prepayments upon the borrower's payment of prepayment fees or yield maintenance penalties. In certain states, there are or may be specific limitations upon the late charges which a lender may collect from a borrower for delinquent payments. Certain states also limit the amounts that a lender may collect from a borrower as an additional charge if the loan is prepaid. In addition, the enforceability of provisions that provide for prepayment fees or penalties upon an involuntary prepayment is unclear under the laws of many states.

APPLICABILITY OF USURY LAWS

         Title V of the Depository Institutions Deregulation and Monetary Control Act of 1980 ("Title V") provides that state usury limitations shall not apply to certain types of residential (including multifamily) first mortgage loans originated by certain lenders after March 31, 1980. Title V authorized any state to reimpose interest rate limits by adopting, before April 1, 1983, a law or constitutional provision that expressly rejects application of the federal law. In addition, even where Title V is not so rejected, any state is authorized by the law to adopt a provision limiting discount points or other charges on mortgage loans covered by Title V. Certain states have taken action to reimpose interest rate limits and/or to limit discount points or other charges.

         No Mortgage Loan originated in any state in which application of Title V has been expressly rejected or a provision limiting discount points or other charges has been adopted, will (if originated after that rejection or adoption) be eligible for inclusion in a Trust Fund unless (i) such Mortgage Loan provides for such interest rate, discount points and charges as are permitted in such state or (ii) such Mortgage Loan provides that the terms thereof are to be construed in accordance with the laws of another state under which such interest rate, discount points and charges would not be usurious and the borrower's counsel has rendered an opinion that such choice of law provision would be given effect.

SOLDIERS' AND SAILORS' CIVIL RELIEF ACT OF 1940

         Under the terms of the Soldiers' and Sailors' Civil Relief Act of 1940, as amended (the "Relief Act"), a borrower who enters military service after the origination of such borrower's mortgage loan (including a borrower who was in reserve status and is called to active duty after origination of the Mortgage
Loan), may not be charged interest (including fees and charges) above an annual rate of 6% during the period of such borrower's active duty status, unless a court orders otherwise upon application of the lender. The Relief Act applies to individuals who are members of the Army, Navy, Air Force, Marines, National Guard, Reserves, Coast Guard and officers of the U.S. Public Health Service assigned to duty with the military. Because the Relief Act applies to individuals who enter military service (including reservists who are called to active duty) after origination of the related mortgage loan, no information can be provided as to the number of loans with individuals as borrowers that may be affected by the Relief Act. Application of the Relief Act would adversely affect, for an indeterminate period of time, the ability of a Master Servicer or Special Servicer to collect full amounts of interest on certain of the Mortgage Loans. Any shortfalls in interest collections resulting from the application of the Relief Act would result in a reduction of the amounts distributable to the holders of the related series of Certificates, and would not be covered by advances or, unless otherwise specified in the related Prospectus Supplement, any form of Credit Support provided in connection with such Certificates. In addition, the Relief Act imposes limitations that would impair the ability of a Master Servicer or Special Servicer to foreclose on an affected Mortgage Loan during the borrower's period of active duty status, and, under certain circumstances, during an additional three month period thereafter.

FORFEITURES IN DRUG AND RICO PROCEEDINGS

         Federal law provides that property owned by persons convicted of drug-related crimes or of criminal violations of the Racketeer Influenced and Corrupt Organizations ("RICO") statute can be seized by the government if the property was used in, or purchased with the proceeds of, such crimes. Under procedures contained in the Comprehensive Crime Control Act of 1984 (the "Crime Control Act"), the government may seize the property even before conviction. The government must publish notice of the forfeiture proceeding and may give notice to all parties "known to have an alleged interest in the property", including the holders of mortgage loans.

         A lender may avoid forfeiture of its interest in the property if it establishes that: (i) its mortgage was executed and recorded before commission of the crime upon which the forfeiture is based, or (ii) the lender was, at the time of execution of the mortgage, "reasonably without cause to believe" that the property was used in, or purchased with the proceeds of, illegal drug or RICO activities.

                     CERTAIN FEDERAL INCOME TAX CONSEQUENCES

GENERAL

         The following is a general discussion of the anticipated material federal income tax consequences of the purchase, ownership and disposition of Offered Certificates. This discussion is directed solely to Certificateholders that hold the Certificates as capital assets within the meaning of Section 1221 of the Internal Revenue Code of 1986 (the "Code") and it does not purport to discuss all federal income tax consequences that may be applicable to particular categories of investors, some of which (such as banks, insurance companies and foreign investors) may be subject to special rules. Further, the authorities on which this discussion, and the opinion referred to below, are based are subject to change or differing interpretations, which could apply retroactively. Taxpayers and preparers of tax returns (including those filed by any REMIC or other issuer) should be aware that under applicable Treasury regulations a provider of advice on specific issues of law is not considered an income tax return preparer unless the advice (i) is given with respect to events that have occurred at the time the advice is rendered and is not given with respect to the consequences of contemplated actions, and (ii) is directly relevant to the determination of an entry on a tax return. Accordingly, taxpayers should consult their tax advisors and tax return preparers regarding the preparation of any item on a tax return, even where the anticipated tax treatment has been discussed herein. In addition to the federal income tax consequences described herein, potential investors should consider the state and local tax consequences, if any, of the purchase, ownership and disposition of Offered
Certificates. See "State and Other Tax Consequences". Certificateholders are advised to consult their tax advisors concerning the federal, state, local or other tax consequences to them of the purchase, ownership and disposition of Offered Certificates.

         The following discussion addresses securities of two general types: (i) certificates ("REMIC Certificates") representing interests in a Trust Fund, or a portion thereof, that the Master Servicer or the Trustee will elect to have treated as a real estate mortgage investment conduit ("REMIC") under Sections 860A through 860G (the "REMIC Provisions") of the Code, and (ii) Grantor Trust Certificates representing interests in a Trust Fund ("Grantor Trust Fund") as to which no such election will be made. The Prospectus Supplement for each series of Certificates will indicate whether a REMIC election (or elections) will be made for the related Trust Fund and, if such an election is to be made, will identify all "regular interests" and "residual interests" in the REMIC. For purposes of this tax discussion, references to a "Certificateholder" or a "holder" are to the beneficial owner of a Certificate.

         The following discussion is limited in applicability to Offered Certificates. Moreover, this discussion applies only to the extent that Mortgage Assets held by a Trust Fund consist solely of Mortgage Loans. To the extent that other Mortgage Assets, including REMIC certificates and mortgage pass-through certificates, are to be held by a Trust Fund, the tax consequences associated with the inclusion of such assets will be disclosed in the related Prospectus
Supplement. In addition, if Cash Flow Agreements, other than guaranteed investment contracts, are included in a Trust Fund, the tax consequences associated with such Cash Flow Agreements also will be disclosed in the related Prospectus Supplement. See "Description of the Trust Funds--Cash Flow Agreements".

         Furthermore, the following discussion is based in part upon the rules governing original issue discount that are set forth in Sections 1271-1273 and 1275 of the Code and in the Treasury regulations issued thereunder (the "OID Regulations"), and in part upon the REMIC Provisions and the Treasury regulations issued thereunder (the "REMIC Regulations"). The OID Regulations do not adequately address certain issues relevant to, and in some instances provide that they are not applicable to, securities such as the Certificates.

REMICS

         Classification of REMICS

         Upon the issuance of each series of REMIC Certificates, counsel to the Depositor will deliver its opinion generally to the effect that, assuming compliance with all provisions of the related Agreement, the related Trust Fund (or each applicable portion thereof) will qualify as a REMIC and the REMIC
Certificates offered with respect thereto will be considered to evidence ownership of REMIC Regular Certificates or REMIC Residual Certificates in that REMIC within the meaning of the REMIC Provisions.

         If an entity electing to be treated as a REMIC fails to comply with one or more of the ongoing requirements of the Code for such status during any taxable year, the Code provides that the entity will not be treated as a REMIC for such year and thereafter. In that event, such entity may be taxable as a corporation under Treasury regulations, and the related REMIC Certificates may not be accorded the status or given the tax treatment described below. Although the Code authorizes the Treasury Department to issue regulations providing relief in the event of an inadvertent termination of REMIC status, no such regulations have been issued. Any such relief, moreover, may be accompanied by sanctions, such as the imposition of a corporate tax on all or a portion of the Trust Fund's income for the period in which the requirements for such status are not satisfied. The related Agreement with respect to each REMIC will include provisions designed to maintain the Trust Fund's status as a REMIC under the REMIC Provisions. It is not anticipated that the status of any Trust Fund as a REMIC will be inadvertently terminated.

         Characterization of Investments in REMIC Certificates

         In general, unless otherwise provided in the related Prospectus Supplement, the REMIC Certificates will be "qualifying real property loans" within the meaning of Section 593(d) of the Code, "real estate assets" within the meaning of Section 856(c)(5)(A) of the Code and assets described in Section 7701(a)(19)(C) of the Code in the same proportion that the assets of the REMIC underlying such Certificates would be so treated. However, to the extent that the REMIC assets constitute mortgages on property not used for residential or certain other prescribed purposes, the REMIC Certificates will not be treated as assets qualifying under Section 7701(a)(19)(C). Moreover, if 95% or more of the assets of the REMIC qualify for any of the foregoing treatments at all times during a calendar year, the REMIC Certificates will qualify for the corresponding status in their entirety for that calendar year. Interest (including original issue discount) on the REMIC Regular Certificates and income allocated to the REMIC Residual Certificates will be interest described in
Section 856(c)(3)(B) of the Code to the extent that such Certificates are treated as "real estate assets" within the meaning of Section 856(c)(5)(A) of the Code. In addition, the REMIC Regular Certificates will be "qualified mortgages" within the meaning of Section 860G(a)(3) of the Code. The determination as to the percentage of the REMIC's assets that constitute assets described in the foregoing sections of the Code will be made with respect to each calendar quarter based on the average adjusted basis of each category of the assets held by the REMIC during such calendar quarter. The Master Servicer or the Trustee will report those determinations to Certificateholders in the manner and at the times required by applicable Treasury regulations.

         The assets of the REMIC will include, in addition to Mortgage Loans, payments on Mortgage Loans held pending distribution on the REMIC Certificates and property acquired by foreclosure held pending sale, and may include amounts in reserve accounts. It is unclear whether property acquired by foreclosure held pending sale, and amounts in reserve accounts would be considered to be part of the Mortgage Loans, or whether such assets (to the extent not invested in assets described in the foregoing sections) otherwise would receive the same treatment as the Mortgage Loans for purposes of all of the foregoing sections. In addition, in some instances Mortgage Loans may not be treated entirely as assets described in the foregoing sections. If so, the related Prospectus Supplement will describe the Mortgage Loans that may not be so treated. The REMIC Regulations do provide, however, that payments on Mortgage Loans held pending distribution are considered part of the Mortgage Loans for purposes of Sections 593(d) and 856(c)(5)(A) of the Code.

         Tiered REMIC Structures

         For certain series of REMIC Certificates, two or more separate elections may be made to treat designated portions of the related Trust Fund as REMICs ("Tiered REMICs") for federal income tax purposes. Upon the issuance of any such series of REMIC Certificates, counsel to the Depositor will deliver its opinion generally to the effect that, assuming compliance with all provisions of the related Agreement, the Tiered REMICs will each qualify as a REMIC and the REMIC Certificates issued by the Tiered REMICs, will be considered to evidence ownership of REMIC Regular Certificates or REMIC Residual Certificates in the related REMIC within the meaning of the REMIC Provisions.

         Solely for purposes of determining whether the REMIC Certificates will be "qualifying real property loans" under Section 593(d) of the Code, "real estate assets" within the meaning of Section 856(c)(5)(A) of the Code, and "loans secured by an interest in real property" under Section 7701(a)(19)(C) of the Code, and whether the income on such Certificates is interest described in
Section  856(c)(3)(B)  of the Code,  the  Tiered  REMICs  will be treated as one
REMIC.

         Taxation of Owners of REMIC Regular Certificates

         General. Except as otherwise stated in this discussion, REMIC Regular Certificates will be treated for federal income tax purposes as debt instruments issued by the REMIC and not as ownership interests in the REMIC or its assets. Moreover, holders of REMIC Regular Certificates that otherwise report income under a cash method of accounting will be required to report income with respect to REMIC Regular Certificates under an accrual method.

         Original Issue Discount. Certain REMIC Regular Certificates may be issued with "original issue discount" within the meaning of Section 1273(a) of the Code. Any holders of REMIC Regular Certificates issued with original issue discount generally will be required to include original issue discount in income as it accrues, in accordance with the method described below, in advance of the receipt of the cash attributable to such income. In addition, Section 1272(a)(6) of the Code provides special rules applicable to REMIC Regular Certificates and certain other debt instruments issued with original issue discount.
Regulations have not been issued under that section.

         The Code requires that a reasonable prepayment assumption be used with respect to Mortgage Loans held by a REMIC in computing the accrual of original issue discount on REMIC Regular Certificates issued by that REMIC, and that adjustments be made in the amount and rate of accrual of such discount to reflect differences between the actual prepayment rate and the prepayment assumption. The prepayment assumption is to be determined in a manner prescribed in Treasury regulations; as noted above, those regulations have not been issued. The Conference Committee Report accompanying the Tax Reform Act of 1986 (the "Committee Report") indicates that the regulations will provide that the prepayment assumption used with respect to a REMIC Regular Certificate must be the same as that used in pricing the initial offering of such REMIC Regular Certificate. The prepayment assumption (the "Prepayment Assumption") used in reporting original issue discount for each series of REMIC Regular Certificates will be consistent with this standard and will be disclosed in the related Prospectus Supplement. However, neither the Depositor nor any other person will make any representation that the Mortgage Loans will in fact prepay at a rate conforming to the Prepayment Assumption or at any other rate.

         The original issue discount, if any, on a REMIC Regular Certificate will be the excess of its stated redemption price at maturity over its issue price. The issue price of a particular class of REMIC Regular Certificates will be the first cash price at which a substantial amount of REMIC Regular Certificates of that class is sold (excluding sales to bond houses, brokers and underwriters). If less than a substantial amount of a particular class of REMIC Regular Certificates is sold for cash on or prior to the date of their initial issuance (the "Closing Date"), the issue price for such class will be the fair market value of such class on the Closing Date. Under the OID Regulations, the stated redemption price of a REMIC Regular Certificate is equal to the total of all payments to be made on such Certificate other than "qualified stated interest". "Qualified stated interest" is interest that is unconditionally payable at least annually at a single fixed rate, or at a "qualified floating rate", an "objective rate", a combination of a single fixed rate and one or more "qualified floating rates" or one "qualified inverse floating rate", or a combination of "qualified floating rates" that does not operate in a manner that accelerates or defers interest payments on such REMIC Regular Certificate.

         In the case of REMIC Regular Certificates bearing adjustable interest rates, the determination of the total amount of original issue discount and the timing of the inclusion thereof will vary according to the characteristics of such REMIC Regular Certificates. If the original issue discount rules apply to such Certificates, the related Prospectus Supplement will describe the manner in which such rules will be applied with respect to those Certificates in preparing information returns to the Certificateholders and the Internal Revenue Service (the "IRS").

         Certain classes of the REMIC Regular Certificates may provide for the first interest payment with respect to such Certificates to be made more than one month after the date of issuance, a period which is longer than the subsequent monthly intervals between interest payments. Assuming the "accrual period" (as defined below) for original issue discount is each monthly period that ends on a Distribution Date, in some cases, as a consequence of this "long first accrual period", some or all interest payments may be required to be included in the stated redemption price of the REMIC Regular Certificate and accounted for as original issue discount. Because interest on REMIC Regular Certificates must in any event be accounted for under an accrual method, applying this analysis would result in only a slight difference in the timing of the inclusion in income of the yield on the REMIC Regular Certificates.

         In addition, if the accrued interest to be paid on the first Distribution Date is computed with respect to a period that begins prior to the Closing Date, a portion of the purchase price paid for a REMIC Regular
Certificate will reflect such accrued interest. In such cases, information returns provided to the Certificateholders and the IRS will be based on the position that the portion of the purchase price paid for the interest accrued with respect to periods prior to the Closing Date is treated as part of the overall cost of such REMIC Regular Certificate (and not as a separate asset the cost of which is recovered entirely out of interest received on the next Distribution Date) and that portion of the interest paid on the first Distribution Date in excess of interest accrued for a number of days corresponding to the number of days from the Closing Date to the first Distribution Date should be included in the stated redemption price of such REMIC Regular Certificate. However, the OID Regulations state that all or some portion of such accrued interest may be treated as a separate asset the cost of which is recovered entirely out of interest paid on the first Distribution Date. It is unclear how an election to do so would be made under the OID Regulations and whether such an election could be made unilaterally by a Certificateholder.

         Notwithstanding the general definition of original issue discount, original issue discount on a REMIC Regular Certificate will be considered to be de minimis if it is less than 0.25% of the stated redemption price of the REMIC Regular Certificate multiplied by its weighted average maturity. For this purpose, the weighted average maturity of the REMIC Regular Certificate is computed as the sum of the amounts determined, as to each payment included in the stated redemption price of such REMIC Regular Certificate, by multiplying
(i) the number of complete years (rounding down for partial years) from the issue date until such payment is expected to be made (presumably taking into account the Prepayment Assumption) by (ii) a fraction, the numerator of which is the amount of the payment, and the denominator of which is the stated redemption price at maturity of such REMIC Regular Certificate. Under the OID Regulations, original issue discount of only a de minimis amount (other than de minimis original issue discount attributable to a so-called "teaser" interest rate or an initial interest holiday) will be included in income as each payment of stated principal is made, based on the product of the total amount of such de minimis original issue discount and a fraction, the numerator of which is the amount of such principal payment and the denominator of which is the outstanding stated principal amount of the REMIC Regular Certificate. The OID Regulations also would permit a Certificateholder to elect to accrue de minimis original issue discount into income currently based on a constant yield method. See "--Taxation of Owners of REMIC Regular Certificates--Market Discount" for a description of such election under the OID Regulations.

         If original issue discount on a REMIC Regular Certificate is in excess of a de minimis amount, the holder of such Certificate must include in ordinary gross income the sum of the "daily portions" of original issue discount for each day during its taxable year on which it held such REMIC Regular Certificate, including the purchase date but excluding the disposition date. In the case of an original holder of a REMIC Regular Certificate, the daily portions of original issue discount will be determined as follows.

         As to each "accrual period", that is, unless otherwise stated in the related Prospectus Supplement, each period that ends on a date that corresponds to a Distribution Date and begins on the first day following the immediately preceding accrual period (or in the case of the first such period, begins on the Closing Date), a calculation will be made of the portion of the original issue discount that accrued during such accrual period. The portion of original issue discount that accrues in any accrual period will equal the excess, if any, of
(i) the sum of (a) the present value, as of the end of the accrual period, of all of the distributions remaining to be made on the REMIC Regular Certificate, if any, in future periods and (b) the distributions made on such REMIC Regular Certificate during the accrual period of amounts included in the stated redemption price, over (ii) the adjusted issue price of such REMIC Regular Certificate at the beginning of the accrual period. The present value of the remaining distributions referred to in the preceding sentence will be calculated
(i) assuming that distributions on the REMIC Regular Certificate will be received in future periods based on the Mortgage Loans being prepaid at a rate equal to the Prepayment Assumption, (ii) using a discount rate equal to the original yield to maturity of the Certificate and (iii) taking into account events (including actual prepayments) that have occurred before the close of the accrual period. For these purposes, the original yield to maturity of the Certificate will be calculated based on its issue price and assuming that distributions on the Certificate will be made in all accrual periods based on the Mortgage Loans being prepaid at a rate equal to the Prepayment Assumption. The adjusted issue price of a REMIC Regular Certificate at the beginning of any accrual period will equal the issue price of such Certificate, increased by the aggregate amount of original issue discount that accrued with respect to such Certificate in prior accrual periods, and reduced by the amount of any distributions made on such REMIC Regular Certificate in prior accrual periods of amounts included in the stated redemption price. The original issue discount accruing during any accrual period, computed as described above, will be allocated ratably to each day during the accrual period to determine the daily portion of original issue discount for such day.

         A subsequent purchaser of a REMIC Regular Certificate that purchases such Certificate at a cost (excluding any portion of such cost attributable to accrued qualified stated interest) less than its remaining stated redemption price will also be required to include in gross income the daily portions of any original issue discount with respect to such Certificate. However, each such daily portion will be reduced, if such cost is in excess of its "adjusted issue price", in proportion to the ratio such excess bears to the aggregate original issue discount remaining to be accrued on such REMIC Regular Certificate. The adjusted issue price of a REMIC Regular Certificate on any given day equals the sum of (i) the adjusted issue price (or, in the case of the first accrual period, the issue price) of such Certificate at the beginning of the accrual period which includes such day and (ii) the daily portions of original issue discount for all days during such accrual period prior to such day.

         Market Discount. A Certificateholder that purchases a REMIC Regular Certificate at a market discount, that is, in the case of a REMIC Regular
Certificate issued without original issue discount, at a purchase price less than its remaining stated principal amount, or in the case of a REMIC Regular Certificate issued with original issue discount, at a purchase price less than its adjusted issue price will recognize gain upon receipt of each distribution representing stated redemption price. In particular, under Section 1276 of the Code such a Certificateholder generally will be required to allocate the portion of each such distribution representing stated redemption price first to accrued market discount not previously included in income, and to recognize ordinary income to that extent. A Certificateholder may elect to include market discount in income currently as it accrues rather than including it on a deferred basis in accordance with the foregoing. If made, such election will apply to all market discount bonds acquired by such Certificateholder on or after the first day of the first taxable year to which such election applies. In addition, the OID Regulations permit a Certificateholder to elect to accrue all interest, discount (including de minimis market or original issue discount) and premium in income as interest, based on a constant yield method. If such an election were made with respect to a REMIC Regular Certificate with market discount, the Certificateholder would be deemed to have made an election to include currently market discount in income with respect to all other debt instruments having market discount that such Certificateholder acquires during the taxable year of the election or thereafter, and possibly previously acquired instruments. Similarly, a Certificateholder that made this election for a Certificate that is acquired at a premium would be deemed to have made an election to amortize bond premium with respect to all debt instruments having amortizable bond premium that such Certificateholder owns or acquires. See "--Taxation of Owners of REMIC Regular Certificates--Premium" below. Each of these elections to accrue interest, discount and premium with respect to a Certificate on a constant yield method or as interest would be irrevocable except with the approval of the IRS.

         However, market discount with respect to a REMIC Regular Certificate will be considered to be de minimis for purposes of Section 1276 of the Code if such market discount is less than 0.25% of the remaining stated redemption price of such REMIC Regular Certificate multiplied by the number of complete years to maturity remaining after the date of its purchase. In interpreting a similar rule with respect to original issue discount on obligations payable in installments, the OID Regulations refer to the weighted average maturity of obligations, and it is likely that the same rule will be applied with respect to market discount, presumably taking into account the Prepayment Assumption. If market discount is treated as de minimis under this rule, it appears that the actual discount would be treated in a manner similar to original issue discount of a de minimis amount. See "--Taxation of Owners of REMIC Regular
Certificates--Original Issue Discount" above. Such treatment would result in discount being included in income at a slower rate than discount would be required to be included in income using the method described above.

         Section 1276(b)(3) of the Code specifically authorizes the Treasury Department to issue regulations providing for the method for accruing market discount on debt instruments, the principal of which is payable in more than one installment. Until regulations are issued by the Treasury Department, certain rules described in the Committee Report apply. The Committee Report indicates that in each accrual period market discount on REMIC Regular Certificates should accrue, at the Certificateholder's option: (i) on the basis of a constant yield method, (ii) in the case of a REMIC Regular Certificate issued without original issue discount, in an amount that bears the same ratio to the total remaining market discount as the stated interest paid in the accrual period bears to the total amount of stated interest remaining to be paid on the REMIC Regular Certificate as of the beginning of the accrual period, or (iii) in the case of a REMIC Regular Certificate issued with original issue discount, in an amount that bears the same ratio to the total remaining market discount as the original issue discount accrued in the accrual period bears to the total original issue discount remaining on the REMIC Regular Certificate at the beginning of the accrual period. Moreover, the Prepayment Assumption used in calculating the accrual of original issue discount is also used in calculating the accrual of market discount. Because the regulations referred to in this paragraph have not been issued, it is not possible to predict what effect such regulations might have on the tax treatment of a REMIC Regular Certificate purchased at a discount in the secondary market.

         To the extent that REMIC Regular Certificates provide for monthly or other periodic distributions throughout their term, the effect of these rules may be to require market discount to be includible in income at a rate that is not significantly slower than the rate at which such discount would accrue if it were original issue discount. Moreover, in any event a holder of a REMIC Regular Certificate generally will be required to treat a portion of any gain on the sale or exchange of such Certificate as ordinary income to the extent of the market discount accrued to the date of disposition under one of the foregoing methods, less any accrued market discount previously reported as ordinary income.

         Further, under Section 1277 of the Code a holder of a REMIC Regular Certificate may be required to defer a portion of its interest deductions for the taxable year attributable to any indebtedness incurred or continued to purchase or carry a REMIC Regular Certificate purchased with market discount. For these purposes, the de minimis rule referred to above applies. Any such deferred interest expense would not exceed the market discount that accrues during such taxable year and is, in general, allowed as a deduction not later than the year in which such market discount is includible in income. If such holder elects to include market discount in income currently as it accrues on all market discount instruments acquired by such holder in that taxable year or thereafter, the interest deferral rule described above will not apply.

         Premium. A REMIC Regular Certificate purchased at a cost (excluding any portion of such cost attributable to accrued qualified stated interest) greater than its remaining stated redemption price will be considered to be purchased at a premium. The holder of such a REMIC Regular Certificate may elect under
Section 171 of the Code to amortize such premium under the constant yield method over the life of the Certificate. If made, such an election will apply to all debt instruments having amortizable bond premium that the holder owns or subsequently acquires. Amortizable premium will be treated as an offset to interest income on the related debt instrument, rather than as a separate interest deduction. The OID Regulations also permit Certificateholders to elect to include all interest, discount and premium in income based on a constant yield method, further treating the Certificateholder as having made the election to amortize premium generally. See "--Taxation of Owners of REMIC Regular Certificates--Market Discount" above.

The Committee Report states that the same rules that apply to accrual of market discount (which rules will require use of a Prepayment Assumption in accruing market discount with respect to REMIC Regular Certificates without regard to whether such Certificates have original issue discount) will also apply in amortizing bond premium under Section 171 of the Code.

         Realized Losses. Under Section 166 of the Code, both corporate holders of the REMIC Regular Certificates and noncorporate holders of the REMIC Regular Certificates that acquire such Certificates in connection with a trade or business should be allowed to deduct, as ordinary losses, any losses sustained during a taxable year in which their Certificates become wholly or partially worthless as the result of one or more realized losses on the Mortgage Loans. However, it appears that a noncorporate holder that does not acquire a REMIC Regular Certificate in connection with a trade or business will not be entitled to deduct a loss under Section 166 of the Code until such holder's Certificate becomes wholly worthless (i.e., until its outstanding principal balance has been reduced to zero) and that the loss will be characterized as a short-term capital loss.

         Each holder of a REMIC Regular Certificate will be required to accrue interest and original issue discount with respect to such Certificate, without giving effect to any reductions in distributions attributable to defaults or delinquencies on the Mortgage Loans or the Underlying Certificates until it can be established that any such reduction ultimately will not be recoverable. As a result, the amount of taxable income reported in any period by the holder of a REMIC Regular Certificate could exceed the amount of economic income actually realized by the holder in such period. Although the holder of a REMIC Regular Certificate eventually will recognize a loss or reduction in income attributable to previously accrued and included income that as the result of a realized loss ultimately will not be realized, the law is unclear with respect to the timing and character of such loss or reduction in income.

         Taxation of Owners of REMIC Residual Certificates.

         General. As residual interests, the REMIC Residual Certificates will be subject to tax rules that differ significantly from those that would apply if the REMIC Residual Certificates were treated for federal income tax purposes as direct ownership interests in the Mortgage Loans or as debt instruments issued by the REMIC.

         A holder of a REMIC Residual Certificate generally will be required to report its daily portion of the taxable income or, subject to the limitations noted in this discussion, the net loss of the REMIC for each day during a calendar quarter that such holder owned such REMIC Residual Certificate. For this purpose, the taxable income or net loss of the REMIC will be allocated to each day in the calendar quarter ratably using a "30 days per month/90 days per quarter/360 days per year" convention unless otherwise disclosed in the related Prospectus Supplement. The daily amounts so allocated will then be allocated among the REMIC Residual Certificateholders in proportion to their respective ownership interests on such day. Any amount included in the gross income or allowed as a loss of any REMIC Residual Certificateholder by virtue of this paragraph will be treated as ordinary income or loss. The taxable income of the REMIC will be determined under the rules described below in "--Taxable Income of the REMIC" and will be taxable to the REMIC Residual Certificateholders without regard to the timing or amount of cash distributions by the REMIC until the REMIC's termination. Ordinary income derived from REMIC Residual Certificates will be "portfolio income" for purposes of the taxation of taxpayers subject to limitations under Section 469 of the Code on the deductibility of "passive losses".

         A holder of a REMIC Residual Certificate that purchased such Certificate from a prior holder of such Certificate also will be required to report on its federal income tax return amounts representing its daily share of the taxable income (or net loss) of the REMIC for each day that it holds such REMIC Residual Certificate. Those daily amounts generally will equal the amounts of taxable income or net loss determined as described above. The Committee Report indicates that certain modifications of the general rules may be made, by regulations, legislation or otherwise to reduce (or increase) the income of a REMIC Residual Certificateholder that purchased such REMIC Residual Certificate from a prior holder of such Certificate at a price greater than (or less than) the adjusted basis (as defined below) such REMIC Residual Certificate would have had in the hands of an original holder of such Certificate. The REMIC Regulations, however, do not provide for any such modifications.

         Any payments received by a holder of a REMIC Residual Certificate in connection with the acquisition of such REMIC Residual Certificate will be taken into account in determining the income of such holder for federal income tax purposes. Although it appears likely that any such payment would be includible in income immediately upon its receipt, the IRS might assert that such payment should be included in income over time according to an amortization schedule or according to some other method. Because of the uncertainty concerning the treatment of such payments, holders of REMIC Residual Certificates should consult their tax advisors concerning the treatment of such payments for income tax purposes.

         The amount of income REMIC Residual Certificateholders will be required to report (or the tax liability associated with such income) may exceed the amount of cash distributions received from the REMIC for the corresponding period. Consequently, REMIC Residual Certificateholders should have other sources of funds sufficient to pay any federal income taxes due as a result of their ownership of REMIC Residual Certificates or unrelated deductions against which income may be offset, subject to the rules relating to "excess inclusions", residual interests without "significant value" and "noneconomic" residual interests discussed below. The fact that the tax liability associated with the income allocated to REMIC Residual Certificateholders may exceed the cash distributions received by such REMIC Residual Certificateholders for the corresponding period may significantly adversely affect such REMIC Residual Certificateholders' after-tax rate of return.

         Taxable Income of the REMIC. The taxable income of the REMIC will equal the income from the Mortgage Loans and other assets of the REMIC plus any cancellation of indebtedness income due to the allocation of realized losses to REMIC Regular Certificates, less the deductions allowed to the REMIC for interest (including original issue discount and reduced by any premium on issuance) on the REMIC Regular Certificates (and any other class of REMIC Certificates constituting "regular interests" in the REMIC not offered hereby), amortization of any premium on the Mortgage Loans, bad debt losses with respect to the Mortgage Loans and, except as described below, for servicing, administrative and other expenses.

         For purposes of determining its taxable income, the REMIC will have an initial aggregate basis in its assets equal to the sum of the issue prices of all REMIC Certificates (or, if a class of REMIC Certificates is not sold initially, their fair market values). Such aggregate basis will be allocated among the Mortgage Loans and the other assets of the REMIC in proportion to their respective fair market values. The issue price of any REMIC Certificates offered hereby will be determined in the manner described above under "--Taxation of Owners of REMIC Regular Certificates--Original Issue Discount". The issue price of a REMIC Certificate received in exchange for an interest in the Mortgage Loans or other property will equal the fair market value of such interests in the Mortgage Loans or other property. Accordingly, if one or more classes of REMIC Certificates are retained initially rather than sold, the Master Servicer or the Trustee may be required to estimate the fair market value of such interests in order to determine the basis of the REMIC in the Mortgage Loans and other property held by the REMIC.

         Subject to possible application of the de minimis rules, the method of accrual by the REMIC of original issue discount income and market discount income with respect to Mortgage Loans that it holds will be equivalent to the method for accruing original issue discount income for holders of REMIC Regular Certificates (that is, under the constant yield method taking into account the Prepayment Assumption). However, a REMIC that acquires loans at a market discount must include such market discount in income currently, as it accrues, on a constant yield basis. See "--Taxation of Owners of REMIC Regular Certificates" above, which describes a method for accruing such discount income that is analogous to that required to be used by a REMIC as to Mortgage Loans with market discount that it holds.

         A Mortgage Loan will be deemed to have been acquired with discount (or premium) to the extent that the REMIC's basis therein, determined as described in the preceding paragraph, is less than (or greater than) its stated redemption price. Any such discount will be includible in the income of the REMIC as it accrues, in advance of receipt of the cash attributable to such income, under a method similar to the method described above for accruing original issue discount on the REMIC Regular Certificates. It is anticipated that each REMIC will elect under Section 171 of the Code to amortize any premium on the Mortgage Loans. Premium on any Mortgage Loan to which such election applies may be amortized under a constant yield method, presumably taking into account a Prepayment Assumption. Further, such an election would not apply to any Mortgage Loan originated on or before September 27, 1985. Instead, premium on such a Mortgage Loan should be allocated among the principal payments thereon and be deductible by the REMIC as those payments become due or upon the prepayment of such Mortgage Loan.

         A REMIC will be allowed deductions for interest (including original issue discount) on the REMIC Regular Certificates (including any other class of REMIC Certificates constituting "regular interests" in the REMIC not offered hereby) equal to the deductions that would be allowed if the REMIC Regular Certificates (including any other class of REMIC Certificates constituting "regular interests" in the REMIC not offered hereby) were indebtedness of the REMIC. Original issue discount will be considered to accrue for this purpose as described above under "--Taxation of Owners of REMIC Regular Certificates--Original Issue Discount", except that the de minimis rule and the adjustments for subsequent holders of REMIC Regular Certificates (including any other class of REMIC Certificates constituting "regular interests" in the REMIC not offered hereby) described therein will not apply.

         If a class of REMIC Regular Certificates is issued at a price in excess of the stated redemption price of such class (such excess "Issue Premium"), the net amount of interest deductions that are allowed the REMIC in each taxable year with respect to the REMIC Regular Certificates of such class will be reduced by an amount equal to the portion of the Issue Premium that is considered to be amortized or repaid in that year. Although the matter is not entirely certain, it is likely that Issue Premium would be amortized under a constant yield method in a manner analogous to the method of accruing original issue discount described above under "--Taxation of Owners of REMIC Regular Certificates--Original Issue Discount".

         As a general rule, the taxable income of a REMIC will be determined in the same manner as if the REMIC were an individual having the calendar year as its taxable year and using the accrual method of accounting. However, no item of income, gain, loss or deduction allocable to a prohibited transaction will be taken into account. See "--Prohibited Transactions Tax and Other Taxes" below. Further, the limitation on miscellaneous itemized deductions imposed on individuals by Section 67 of the Code (which allows such deductions only to the extent they exceed in the aggregate two percent of the taxpayer's adjusted gross income) will not be applied at the REMIC level so that the REMIC will be allowed deductions for servicing, administrative and other non-interest expenses in determining its taxable income. All such expenses will be allocated as a separate item to the holders of REMIC Certificates, subject to the limitation of
Section 67 of the Code. See "--Possible Pass-Through of Miscellaneous Itemized Deductions" below. If the deductions allowed to the REMIC exceed its gross income for a calendar quarter, such excess will be the net loss for the REMIC for that calendar quarter.

         Basis Rules, Net Losses and Distributions. The adjusted basis of a REMIC Residual Certificate will be equal to the amount paid for such REMIC Residual Certificate, increased by amounts included in the income of the REMIC Residual Certificateholder and decreased (but not below zero) by distributions made, and by net losses allocated, to such REMIC Residual Certificateholder.

         A REMIC Residual Certificateholder is not allowed to take into account any net loss for any calendar quarter to the extent such net loss exceeds such REMIC Residual Certificateholder's adjusted basis in its REMIC Residual Certificate as of the close of such calendar quarter (determined without regard to such net loss). Any loss that is not currently deductible by reason of this limitation may be carried forward indefinitely to future calendar quarters and, subject to the same limitation, may be used only to offset income from the REMIC Residual Certificate. The ability of REMIC Residual Certificateholders to deduct net losses may be subject to additional limitations under the Code, as to which REMIC Residual Certificateholders should consult their tax advisors.

         Any distribution on a REMIC Residual Certificate will be treated as a non-taxable return of capital to the extent it does not exceed the holder's adjusted basis in such REMIC Residual Certificate. To the extent a distribution on a REMIC Residual Certificate exceeds such adjusted basis, it will be treated as gain from the sale of such REMIC Residual Certificate. Holders of certain REMIC Residual Certificates may be entitled to distributions early in the term of the related REMIC under circumstances in which their bases in such REMIC Residual Certificates will not be sufficiently large that such distributions will be treated as nontaxable returns of capital. Their bases in such REMIC Residual Certificates will initially equal the amount paid for such REMIC Residual Certificates and will be increased by their allocable shares of taxable income of the REMIC. However, such bases increases may not occur until the end of the calendar quarter, or perhaps the end of the calendar year, with respect to which such REMIC taxable income is allocated to the REMIC Residual Certificateholders. To the extent such REMIC Residual Certificateholders' initial bases are less than the distributions to such REMIC Residual Certificateholders, and increases in such initial bases either occur after such distributions or (together with their initial bases) are less than the amount of such distributions, gain will be recognized to such REMIC Residual Certificateholders on such distributions and will be treated as gain from the sale of their REMIC Residual Certificates.

         The effect of these rules is that a REMIC Residual Certificateholder may not amortize its basis in a REMIC Residual Certificate, but may only recover its basis through distributions, through the deduction of any net losses of the REMIC or upon the sale of its REMIC Residual Certificate. See "--Sales of REMIC Certificates" below. For a discussion of possible modifications of these rules that may require adjustments to income of a holder of a REMIC Residual
Certificate other than an original holder in order to reflect any difference between the cost of such REMIC Residual Certificate to such REMIC Residual Certificateholder and the adjusted basis such REMIC Residual Certificate would have in the hands of an original holder see "--Taxation of Owners of REMIC Residual Certificates--General" above.

         Excess Inclusions. Any "excess inclusions" with respect to a REMIC Residual Certificate will, with an exception discussed below for certain REMIC Residual Certificates held by thrift institutions, be subject to federal income tax in all events.

         In general, the "excess inclusions" with respect to a REMIC Residual Certificate for any calendar quarter will be the excess, if any, of (i) the daily portions of REMIC taxable income allocable to such REMIC Residual Certificate over (ii) the sum of the "daily accruals" (as defined below) for each day during such quarter that such REMIC Residual Certificate was held by such REMIC Residual Certificateholder. The daily accruals of a REMIC Residual Certificateholder will be determined by allocating to each day during a calendar quarter its ratable portion of the product of the "adjusted issue price" of the REMIC Residual Certificate at the beginning of the calendar quarter and 120% of the "long-term Federal rate" in effect on the Closing Date. For this purpose, the adjusted issue price of a REMIC Residual Certificate as of the beginning of any calendar quarter will be equal to the issue price of the REMIC Residual Certificate, increased by the sum of the daily accruals for all prior quarters and decreased (but not below zero) by any distributions made with respect to such REMIC Residual Certificate before the beginning of such quarter. The issue price of a REMIC Residual Certificate is the initial offering price to the public (excluding bond houses and brokers) at which a substantial amount of the REMIC Residual Certificates were sold. The "long-term Federal rate" is an average of current yields on Treasury securities with a remaining term of greater than nine years, computed and published monthly by the IRS.

         For REMIC Residual Certificateholders, an excess inclusion (i) will not be permitted to be offset by deductions, losses or loss carryovers from other activities, (ii) will be treated as "unrelated business taxable income" to an otherwise tax-exempt organization and (iii) will not be eligible for any rate reduction or exemption under any applicable tax treaty with respect to the 30% United States withholding tax imposed on distributions to REMIC Residual Certificateholders that are foreign investors. See, however, "--Foreign Investors in REMIC Certificates" below.

         As  an  exception  to  the  general  rules  described   above,   thrift
institutions  are  allowed to offset  their  excess  inclusions  with  unrelated deductions, losses or loss carryovers, but only if the REMIC Residual Certificates are considered to have "significant value". The REMIC Regulations provide that in order to be treated as having significant value, the REMIC Residual Certificates must have an aggregate issue price at least equal to two percent of the aggregate issue prices of all of the related REMIC's Regular and Residual Certificates. In addition, based on the Prepayment Assumption, the anticipated weighted average life of the REMIC Residual Certificates must equal or exceed 20 percent of the anticipated weighted average life of the REMIC, based on the Prepayment Assumption and on any required or permitted clean up calls or required liquidation provided for in the REMIC's organizational documents. Although it has not done so, the Treasury also has authority to issue regulations that would treat the entire amount of income accruing on a REMIC Residual Certificate as an excess inclusion if the REMIC Residual Certificates are considered not to have "significant value". The related Prospectus Supplement will disclose whether offered REMIC Residual Certificates may be considered to have "significant value" under the REMIC Regulations; provided, however, that any disclosure that a REMIC Residual Certificate will have "significant value" will be based upon certain assumptions, and the Depositor will make no representation that a REMIC Residual Certificate will have "significant value" for purposes of the above-described rules. The above-described exception for thrift institutions applies only to those residual interests held directly by, and deductions, losses and loss carryovers incurred by, such institutions (and not by other members of an affiliated group of corporations filing a consolidated income tax return with such thrift institution) or by certain wholly-owned direct subsidiaries of such institutions formed or operated exclusively in connection with the organization and operation of one or more REMICs.

         In the case of any REMIC Residual Certificates held by a real estate investment trust, the aggregate excess inclusions with respect to such REMIC Residual Certificates, reduced (but not below zero) by the real estate investment trust taxable income (within the meaning of Section 857(b)(2) of the Code, excluding any net capital gain), will be allocated among the shareholders of such trust in proportion to the dividends received by such shareholders from such trust, and any amount so allocated will be treated as an excess inclusion with respect to a REMIC Residual Certificate as if held directly by such shareholder. Treasury regulations yet to be issued could apply a similar rule to regulated investment companies, common trust funds and certain cooperatives; the REMIC Regulations currently do not address this subject.

         Noneconomic REMIC Residual Certificates. Under the REMIC Regulations, transfers of "noneconomic" REMIC Residual Certificates will be disregarded for all federal income tax purposes if "a significant purpose of the transfer was to enable the transferor to impede the assessment or collection of tax". If such transfer is disregarded, the purported transferor will continue to remain liable for any taxes due with respect to the income on such "noneconomic" REMIC Residual Certificate. The REMIC Regulations provide that a REMIC Residual Certificate is noneconomic unless, based on the Prepayment Assumption and on any required or permitted clean up calls, or required liquidation provided for in the REMIC's organizational documents, (1) the present value of the expected future distributions (discounted using the "applicable Federal rate" for obligations whose term ends on the close of the last quarter in which excess inclusions are expected to accrue with respect to the REMIC Residual Certificate, which rate is computed and published monthly by the IRS) on the REMIC Residual Certificate equals at least the present value of the expected tax on the anticipated excess inclusions, and (2) the transferor reasonably expects that the transferee will receive distributions with respect to the REMIC Residual Certificate at or after the time the taxes accrue on the anticipated excess inclusions in an amount sufficient to satisfy the accrued taxes. Accordingly, all transfers of REMIC Residual Certificates that may constitute noneconomic residual interests will be subject to certain restrictions under the terms of the related Agreement that are intended to reduce the possibility of any such transfer being disregarded. Such restrictions will require each party to a transfer to provide an affidavit that no purpose of such transfer is to impede the assessment or collection of tax, including certain representations as to the financial condition of the prospective transferee, as to which the transferor is also required to make a reasonable investigation to determine such transferee's historic payment of its debts and ability to continue to pay its debts as they come due in the future. Prior to purchasing a REMIC Residual Certificate, prospective purchasers should consider the possibility that a purported transfer of such REMIC Residual Certificate by such a purchaser to another purchaser at some future date may be disregarded in accordance with the above-described rules which would result in the retention of tax liability by such purchaser.

         The related Prospectus Supplement will disclose whether offered REMIC Residual Certificates may be considered "noneconomic" residual interests under the REMIC Regulations; provided, however, that any disclosure that a REMIC Residual Certificate will not be considered "noneconomic" will be based upon certain assumptions, and the Depositor will make no representation that a REMIC Residual Certificate will not be considered "noneconomic" for purposes of the above-described rules. See "--Foreign Investors in REMIC Certificates--REMIC Residual Certificates" below for additional restrictions applicable to transfers of certain REMIC Residual Certificates to foreign persons.

         Mark-to-Market Rules. On December 28, 1993, the IRS released temporary regulations (the "Mark- to-Market Regulations") relating to the requirement that a securities dealer mark to market securities held for sale to customers. This mark-to-market requirement applies to all securities owned by a dealer, except to the extent that the dealer has specifically identified a security as held for investment. The Mark-to-Market Regulations provide that for purposes of this mark-to-market requirement, a "negative value" REMIC Residual Certificate is not treated as a security and thus generally may not be marked to market. This exclusion from the mark-to-market requirement is expanded to include all REMIC Residual Certificates under proposed Treasury regulations published January 4, 1995 which provide that any REMIC Residual Certificate issued after January 4, 1995 will not be treated as a security and therefore generally may not be marked to market. Prospective purchasers of a REMIC Residual Certificate should consult their tax advisors regarding the possible application of the mark-to-market requirement to REMIC Residual Certificates.

         Possible Pass-Through of Miscellaneous Itemized Deductions. Fees and expenses of a REMIC generally will be allocated to the holders of the related REMIC Residual Certificates. The applicable Treasury regulations indicate, however, that in the case of a REMIC that is similar to a single class grantor trust, all or a portion of such fees and expenses should be allocated to the holders of the related REMIC Regular Certificates. Unless otherwise stated in the related Prospectus Supplement, such fees and expenses will be allocated to holders of the related REMIC Residual Certificates in their entirety and not to the holders of the related REMIC Regular Certificates.

         With respect to REMIC Residual Certificates or REMIC Regular Certificates the holders of which receive an allocation of fees and expenses in accordance with the preceding discussion, if any holder thereof is an individual, estate or trust, or a "pass-through entity" beneficially owned by one or more individuals, estates or trusts, (i) an amount equal to such individual's, estate's or trust's share of such fees and expenses will be added to the gross income of such holder and (ii) such individual's, estate's or trust's share of such fees and expenses will be treated as a miscellaneous itemized deduction allowable subject to the limitation of Section 67 of the Code, which permits such deductions only to the extent they exceed in the aggregate  two percent of a  taxpayer's  adjusted  gross  income.  In  addition,
Section 68 of the Code provides that the amount of itemized deductions otherwise allowable for an individual whose adjusted gross income exceeds a specified amount will be reduced by the lesser of (i) 3% of the excess of the individual's adjusted gross income over such amount or (ii) 80% of the amount of itemized deductions otherwise allowable for the taxable year. The amount of additional taxable income reportable by REMIC Certificateholders that are subject to the limitations of either Section 67 or Section 68 of the Code may be substantial. Furthermore, in determining the alternative minimum taxable income of such a holder of a REMIC Certificate that is an individual, estate or trust, or a "pass-through entity" beneficially owned by one or more individuals, estates or trusts, no deduction will be allowed for such holder's allocable portion of servicing fees and other miscellaneous itemized deductions of the REMIC, even though an amount equal to the amount of such fees and other deductions will be included in such holder's gross income. Accordingly, such REMIC Certificates may not be appropriate investments for individuals, estates, or trusts, or pass-through entities beneficially owned by one or more individuals, estates or trusts. Such prospective investors should consult with their tax advisors prior to making an investment in such Certificates.

         Sales of REMIC Certificates

         If a REMIC Certificate is sold, the selling Certificateholder will recognize gain or loss equal to the difference between the amount realized on the sale and its adjusted basis in the REMIC Certificate. The adjusted basis of a REMIC Regular Certificate generally will equal the cost of such REMIC Regular Certificate to such Certificateholder, increased by income reported by such Certificateholder with respect to such REMIC Regular Certificate (including original issue discount and market discount income) and reduced (but not below zero) by distributions on such REMIC Regular Certificate received by such Certificateholder and by any amortized premium. The adjusted basis of a REMIC Residual Certificate will be determined as described under "--Taxation of Owners of REMIC Residual Certificates--Basis Rules, Net Losses and Distributions". Except as provided in the following four paragraphs, any such gain or loss will be capital gain or loss, provided such REMIC Certificate is held as a capital asset (generally, property held for investment) within the meaning of Section 1221 of the Code. The Code as of the date of this Prospectus provides for a top marginal tax rate of 39.6% for individuals and a maximum marginal rate for long-term capital gains of individuals of 28%. No such rate differential exists for corporations. In addition, the distinction between a capital gain or loss and ordinary income or loss remains relevant for other purposes.

         Gain from the sale of a REMIC Regular Certificate that might otherwise be capital gain will be treated as ordinary income to the extent such gain does not exceed the excess, if any, of (i) the amount that would have been includible in the seller's income with respect to such REMIC Regular Certificate assuming that income had accrued thereon at a rate equal to 110% of the "applicable Federal rate" (generally, a rate based on an average of current yields on Treasury securities having a maturity comparable to that of the Certificate based on the application of the Prepayment Assumption to such Certificate), determined as of the date of purchase of such REMIC Regular Certificate, over
(ii) the amount of ordinary income actually includible in the seller's income prior to such sale. In addition, gain recognized on the sale of a REMIC Regular Certificate by a seller who purchased such REMIC Regular Certificate at a market discount will be taxable as ordinary income in an amount not exceeding the portion of such discount that accrued during the period such REMIC Certificate was held by such holder, reduced by any market discount included in income under the rules described above under "--Taxation of Owners of REMIC Regular Certificates--Market Discount" and "--Premium".

         REMIC Certificates will be "evidences of indebtedness" within the meaning of Section 582(c)(1) of the Code, so that gain or loss recognized from the sale of a REMIC Certificate by a bank or thrift institution to which such section applies will be ordinary income or loss.

         A portion of any gain from the sale of a REMIC Regular Certificate that might otherwise be capital gain may be treated as ordinary income to the extent that such Certificate is held as part of a "conversion transaction" within the meaning of Section 1258 of the Code. A conversion transaction generally is one in which the taxpayer has taken two or more positions in the same or similar property that reduce or eliminate market risk, if substantially all of the taxpayer's return is attributable to the time value of the taxpayer's net investment in such transaction. The amount of gain so realized in a conversion transaction that is recharacterized as ordinary income generally will not exceed the amount of interest that would have accrued on the taxpayer's net investment at 120% of the appropriate "applicable Federal rate" at the time the taxpayer enters into the conversion transaction, subject to appropriate reduction for prior inclusion of interest and other ordinary income items from the transaction.

         Finally, a taxpayer may elect to have net capital gain taxed at ordinary income rates rather than capital gains rates in order to include such net capital gain in total net investment income for the taxable year, for purposes of the rule that limits the deduction of interest on indebtedness incurred to purchase or carry property held for investment to a taxpayer's net investment income.

         Except as may be provided in Treasury regulations yet to be issued, if the seller of a REMIC Residual Certificate reacquires such REMIC Residual Certificate, or acquires any other residual interest in a REMIC or any similar interest in a "taxable mortgage pool" (as defined in Section 7701(i) of the Code) during the period beginning six months before, and ending six months after, the date of such sale, such sale will be subject to the "wash sale" rules of Section 1091 of the Code. In that event, any loss realized by the REMIC Residual Certificateholder on the sale will not be deductible, but instead will be added to such REMIC Residual Certificateholder's adjusted basis in the newly-acquired asset.

         Prohibited Transactions Tax and Other Taxes

         The Code imposes a tax on REMICs equal to 100% of the net income derived from "prohibited transactions" (a "Prohibited Transactions Tax"). In general, subject to certain specified exceptions a prohibited transaction means the disposition of a Mortgage Loan, the receipt of income from a source other than a Mortgage Loan or certain other permitted investments, the receipt of compensation for services, or gain from the disposition of an asset purchased with the payments on the Mortgage Loans for temporary investment pending distribution on the REMIC Certificates. It is not anticipated that any REMIC will engage in any prohibited transactions in which it would recognize a material amount of net income.

         In addition, certain contributions to a REMIC made after the day on which the REMIC issues all of its interests could result in the imposition of a tax on the REMIC equal to 100% of the value of the contributed property (a "Contributions Tax"). Each related Agreement will include provisions designed to prevent the acceptance of any contributions that would be subject to such tax.

         REMICs also are subject to federal income tax at the highest corporate rate on "net income from foreclosure property", determined by reference to the rules applicable to real estate investment trusts. "Net income from foreclosure property" generally means gain from the sale of a foreclosure property that is inventory property and gross income from foreclosure property other than qualifying rents and other qualifying income for a real estate investment trust. Unless otherwise disclosed in the related Prospectus Supplement, it is not anticipated that any REMIC will recognize "net income from foreclosure property" subject to federal income tax.

         Unless otherwise disclosed in the related Prospectus Supplement, it is not anticipated that any material state or local income or franchise tax will be imposed on any REMIC.

         Unless otherwise stated in the related Prospectus Supplement, and to the extent permitted by then applicable laws, any Prohibited Transactions Tax, Contributions Tax, tax on "net income from foreclosure property" or state or local income or franchise tax that may be imposed on the REMIC will be borne by the related Master Servicer, Special Servicer, Manager or Trustee in any case out of its own funds, provided that such person has sufficient assets to do so, and provided further that such tax arises out of a breach of such person's obligations under the related Agreement and in respect of compliance with applicable laws and regulations. Any such tax not borne by a Master Servicer, Special Servicer, Manager or Trustee will be charged against the related Trust Fund resulting in a reduction in amounts payable to holders of the related REMIC Certificates.

         Tax and Restrictions on Transfers of REMIC Residual Certificates to Certain Organizations

         If a REMIC Residual Certificate is transferred to a "disqualified organization" (as defined below), a tax would be imposed in an amount (determined under the REMIC Regulations) equal to the product of (i) the present value (discounted using the "applicable Federal rate" for obligations whose term ends on the close of the last quarter in which excess inclusions are expected to accrue with respect to the REMIC Residual Certificate) of the total anticipated excess inclusions with respect to such REMIC Residual Certificate for periods after the transfer and (ii) the highest marginal federal income tax rate applicable to corporations. The anticipated excess inclusions must be determined as of the date that the REMIC Residual Certificate is transferred and must be based on events that have occurred up to the time of such transfer, the Prepayment Assumption and any required or permitted clean up calls or required liquidation provided for in the REMIC's organizational documents. Such a tax generally would be imposed on the transferor of the REMIC Residual Certificate, except that where such transfer is through an agent for a disqualified organization, the tax would instead be imposed on such agent. However, a transferor of a REMIC Residual Certificate would in no event be liable for such tax with respect to a transfer if the transferee furnishes to the transferor an affidavit that the transferee is not a disqualified organization and, as of the time of the transfer, the transferor does not have actual knowledge that such affidavit is false. Moreover, an entity will not qualify as a REMIC unless there are reasonable arrangements designed to ensure that (i) residual interests in such entity are not held by disqualified organizations and (ii) information necessary for the application of the tax described herein will be made available. Restrictions on the transfer of REMIC Residual Certificates and certain other provisions that are intended to meet this requirement will be included in each Agreement, and will be discussed in any Prospectus Supplement relating to the offering of any REMIC Residual Certificate.

         In addition, if a "pass-through entity" (as defined below) includes in income excess inclusions with respect to a REMIC Residual Certificate, and a disqualified organization is the record holder of an interest in such entity, then a tax will be imposed on such entity equal to the product of (i) the amount of excess inclusions on the REMIC Residual Certificate that are allocable to the interest in the pass-through entity held by such disqualified organization and
(ii) the highest marginal federal income tax rate imposed on corporations. A pass-through entity will not be subject to this tax for any period, however, if each record holder of an interest in such pass-through entity furnishes to such pass-through entity (i) such holder's social security number and a statement under penalties of perjury that such social security number is that of the record holder or (ii) a statement under penalties of perjury that such record holder is not a disqualified organization.

         For these purposes, a "disqualified organization" means (i) the United States, any State or political subdivision thereof, any foreign government, any international organization, or any agency or instrumentality of the foregoing (but would not include instrumentalities described in Section 168(h)(2)(D) of the Code or the Federal Home Loan Mortgage Corporation), (ii) any organization (other than a cooperative described in Section 521 of the Code) that is exempt from federal income tax, unless it is subject to the tax imposed by Section 511 of the Code or (iii) any organization described in Section 1381(a)(2)(C) of the Code. For these purposes, a "pass-through entity" means any regulated investment company, real estate investment trust, trust, partnership or certain other entities described in Section 860E(e)(6) of the Code. In addition, a person holding an interest in a pass-through entity as a nominee for another person will, with respect to such interest, be treated as a pass-through entity.

         Termination

         A REMIC will terminate immediately after the Distribution Date following receipt by the REMIC of the final payment in respect of the Mortgage Loans or upon a sale of the REMIC's assets following the adoption by the REMIC of a plan of complete liquidation. The last distribution on a REMIC Regular Certificate will be treated as a payment in retirement of a debt instrument. In the case of a REMIC Residual Certificate, if the last distribution on such REMIC Residual Certificate is less than the REMIC Residual

Certificateholder's adjusted basis in such Certificate, such REMIC Residual Certificateholder should (but may not) be treated as realizing a loss equal to the amount of such difference, and such loss may be treated as a capital loss.

         Reporting and Other Administrative Matters

         Solely for purposes of the administrative provisions of the Code, the REMIC will be treated as a partnership and REMIC Residual Certificateholders will be treated as partners. Unless otherwise stated in the related Prospectus Supplement, the Trustee or the Master Servicer, which generally will hold at least a nominal amount of REMIC Residual Certificates, will file REMIC federal income tax returns on behalf of the related REMIC, and will be designated as and will act as the "tax matters person" with respect to the REMIC in all respects.

         As the tax matters person, the Trustee or the Master Servicer, as the case may be, subject to certain notice requirements and various restrictions and limitations, generally will have the authority to act on behalf of the REMIC and the REMIC Residual Certificateholders in connection with the administrative and judicial review of items of income, deduction, gain or loss of the REMIC, as well as the REMIC's classification. REMIC Residual Certificateholders generally will be required to report such REMIC items consistently with their treatment on the related REMIC's tax return and may in some circumstances be bound by a settlement agreement between the Trustee or the Master Servicer, as the case may be, as tax matters person, and the IRS concerning any such REMIC item.
Adjustments made to the REMIC tax return may require a REMIC Residual Certificateholder to make corresponding adjustments on its return, and an audit of the REMIC's tax return, or the adjustments resulting from such an audit, could result in an audit of a REMIC Residual Certificateholder's return. No REMIC will be registered as a tax shelter pursuant to Section 6111 of the Code because it is not anticipated that any REMIC will have a net loss for any of the first five taxable years of its existence. Any person that holds a REMIC Residual Certificate as a nominee for another person may be required to furnish to the related REMIC, in a manner to be provided in Treasury regulations, the name and address of such person and other information.

         Reporting of interest income, including any original issue discount, with respect to REMIC Regular Certificates is required annually, and may be required more frequently under Treasury regulations. These information reports generally are required to be sent to individual holders of REMIC Regular
Interests and the IRS; holders of REMIC Regular Certificates that are corporations, trusts, securities dealers and certain other non-individuals will be provided interest and original issue discount income information and the information set forth in the following paragraph upon request in accordance with the requirements of the applicable regulations. The information must be provided by the later of 30 days after the end of the quarter for which the information was requested, or two weeks after the receipt of the request. The REMIC must also comply with rules requiring a REMIC Regular Certificate issued with original issue discount to disclose on its face the amount of original issue discount and the issue date, and requiring such information to be reported to the IRS. Reporting with respect to REMIC Residual Certificates, including income, excess inclusions, investment expenses and relevant information regarding qualification of the REMIC's assets will be made as required under the Treasury regulations, generally on a quarterly basis.

         As applicable, the REMIC Regular Certificate information reports will include a statement of the adjusted issue price of the REMIC Regular Certificate at the beginning of each accrual period. In addition, the reports will include information required by regulations with respect to computing the accrual of any market discount. Because exact computation of the accrual of market discount on a constant yield method would require information relating to the holder's purchase price that the REMIC may not have, such regulations only require that information pertaining to the appropriate proportionate method of accruing market discount be provided. See "--Taxation of Owners of REMIC Regular Certificates--Market Discount".

         Unless otherwise specified in the related Prospectus Supplement, the responsibility for complying with the foregoing reporting rules will be borne by either the Trustee or the Master Servicer.

         Backup Withholding with Respect to REMIC Certificates

         Payments of interest and principal, as well as payments of proceeds from the sale of REMIC Certificates, may be subject to the "backup withholding tax" under Section 3406 of the Code at a rate of 31% if recipients of such payments fail to furnish to the payor certain information, including their taxpayer identification numbers, or otherwise fail to establish an exemption from such tax. Any amounts deducted and withheld from a distribution to a recipient would be allowed as a credit against such recipient's federal income tax. Furthermore, certain penalties may be imposed by the IRS on a recipient of payments that is required to supply information but that does not do so in the proper manner.

         Foreign Investors in REMIC Certificates

         A REMIC Regular Certificateholder that is not a "United States Person" (as defined below) and is not subject to federal income tax as a result of any direct or indirect connection to the United States in addition to its ownership of a REMIC Regular Certificate will not, unless otherwise disclosed in the related Prospectus Supplement, be subject to United States federal income or withholding tax in respect of a distribution on a REMIC Regular Certificate, provided that the holder complies to the extent necessary with certain identification requirements (including delivery of a statement, signed by the Certificateholder under penalties of perjury, certifying that such Certificateholder is not a United States Person and providing the name and address of such Certificateholder). For these purposes, "United States Person" means a citizen or resident of the United States, a corporation, partnership or other entity created or organized in, or under the laws of, the United States or any political subdivision thereof, or an estate or trust whose income from sources without the United States is includible in gross income for United States federal income tax purposes regardless of its connection with the conduct of a trade or business within the United States. It is possible that the IRS may assert that the foregoing tax exemption should not apply with respect to a REMIC Regular Certificate held by a REMIC Residual Certificateholder that owns directly or indirectly a 10% or greater interest in the REMIC Residual Certificates. If the holder does not qualify for exemption, distributions of interest, including distributions in respect of accrued original issue discount, to such holder may be subject to a tax rate of 30%, subject to reduction under any applicable tax treaty.

         In addition, the foregoing rules will not apply to exempt a United States shareholder of a controlled foreign corporation from taxation on such United States shareholder's allocable portion of the interest income received by such controlled foreign corporation.

         Further, it appears that a REMIC Regular Certificate would not be included in the estate of a non-resident alien individual and would not be subject to United States estate taxes. However, Certificateholders who are non-resident alien individuals should consult their tax advisors concerning this question.

         Unless otherwise stated in the related Prospectus Supplement, transfers of REMIC Residual Certificates to investors that are not United States Persons will be prohibited under the related Agreement.

GRANTOR TRUST FUNDS

         Classification of Grantor Trust Funds

         With respect to each series of Grantor Trust Certificates, counsel to the Depositor will deliver its opinion to the effect that, assuming compliance with all provisions of the related Agreement, the related Grantor Trust Fund will be classified as a grantor trust under subpart E, part I of subchapter J of the Code and not as a partnership or an association taxable as a corporation. Accordingly, each holder of a Grantor Trust Certificate generally will be treated as the owner of an interest in the Mortgage Loans included in the Grantor Trust Fund.

         For purposes of the following discussion, a Grantor Trust Certificate representing an undivided equitable ownership interest in the principal of the Mortgage Loans constituting the related Grantor Trust Fund, together with interest thereon at a pass-through rate, will be referred to as a "Grantor Trust Fractional Interest Certificate". A Grantor Trust Certificate representing ownership of all or a portion of the difference between interest paid on the Mortgage Loans constituting the related Grantor Trust Fund (net of normal administration fees) and interest paid to the holders of Grantor Trust Fractional Interest Certificates issued with respect to such Grantor Trust Fund will be referred to as a "Grantor Trust Strip Certificate". A Grantor Trust Strip Certificate may also evidence a nominal ownership interest in the principal of the Mortgage Loans constituting the related Grantor Trust Fund.

         Characterization of Investments in Grantor Trust Certificates

         Grantor Trust Fractional Interest Certificates. In the case of Grantor Trust Fractional Interest Certificates, unless otherwise disclosed in the related Prospectus Supplement, counsel to the Depositor will deliver an opinion that, in general, Grantor Trust Fractional Interest Certificates will represent interests in (i) "qualifying real property loans" within the meaning of Section 593(d) of the Code; (ii) "loans . . . secured by an interest in real property" within the meaning of Section 7701(a)(19)(C)(v) of the Code; (iii)

"obligation[s] (including any participation or Certificate of beneficial ownership therein) which . . .[are] principally secured by an interest in real property" within the meaning of Section 860G(a)(3) of the Code; and (iv) "real estate assets" within the meaning of Section 856(c)(5)(A) of the Code. In addition, counsel to the Depositor will deliver an opinion that interest on Grantor Trust Fractional Interest Certificates will to the same extent be considered "interest on obligations secured by mortgages on real property or on interests in real property" within the meaning of Section 856(c)(3)(B) of the Code.

         Grantor Trust Strip Certificates. Even if Grantor Trust Strip Certificates evidence an interest in a Grantor Trust Fund consisting of Mortgage Loans that are "loans . . . secured by an interest in real property" within the meaning of Section 7701(a)(19)(C)(v) of the Code, "qualifying real property loans" within the meaning of Section 593(d) of the Code, and "real estate assets" within the meaning of Section 856(c)(5)(A) of the Code, and the interest on which is "interest on obligations secured by mortgages on real property" within the meaning of Section 856(c)(3)(A) of the Code, it is unclear whether the Grantor Trust Strip Certificates, and the income therefrom, will be so characterized. However, the policies underlying such sections (namely, to encourage or require investments in mortgage loans by thrift institutions and real estate investment trusts) may suggest that such characterization is appropriate. Counsel to the Depositor will not deliver any opinion on these questions. Prospective purchasers to which such characterization of an investment in Grantor Trust Strip Certificates is material should consult their tax advisors regarding whether the Grantor Trust Strip Certificates, and the income therefrom, will be so characterized.

         The Grantor Trust Strip Certificates will be "obligation[s] (including any participation or Certificate of beneficial ownership therein) which . .
 .[are] principally secured by an interest in real property" within the meaning of Section 860G(a)(3)(A) of the Code.

         Taxation of Owners of Grantor Trust Fractional Interest Certificates

         General. Holders of a particular series of Grantor Trust Fractional Interest Certificates generally will be required to report on their federal income tax returns their shares of the entire income from the Mortgage Loans (including amounts used to pay reasonable servicing fees and other expenses) and will be entitled to deduct their shares of any such reasonable servicing fees and other expenses. Because of stripped interests, market or original issue discount, or premium, the amount includible in income on account of a Grantor Trust Fractional Interest Certificate may differ significantly from the amount distributable thereon representing interest on the Mortgage Loans. Under Section 67 of the Code, an individual, estate or trust holding a Grantor Trust Fractional Interest Certificate directly or through certain pass-through entities will be allowed a deduction for such reasonable servicing fees and expenses only to the extent that the aggregate of such holder's miscellaneous itemized deductions exceeds two percent of such holder's adjusted gross income. In addition, Section 68 of the Code provides that the amount of itemized deductions otherwise allowable for an individual whose adjusted gross income exceeds a specified amount will be reduced by the lesser of (i) 3% of the excess of the individual's adjusted gross income over such amount or (ii) 80% of the amount of itemized deductions otherwise allowable for the taxable year. The amount of additional taxable income reportable by holders of Grantor Trust Fractional Interest Certificates who are subject to the limitations of either
Section 67 or Section 68 of the Code may be substantial. Further, Certificateholders (other than corporations) subject to the alternative minimum tax may not deduct miscellaneous itemized deductions in determining such holder's alternative minimum taxable income. Although it is not entirely clear, it appears that in transactions in which multiple classes of Grantor Trust Certificates (including Grantor Trust Strip Certificates) are issued, such fees and expenses should be allocated among the classes of Grantor Trust Certificates using a method that recognizes that each such class benefits from the related services. In the absence of statutory or administrative clarification as to the method to be used, it currently is intended to base information returns or reports to the IRS and Certificateholders on a method that allocates such expenses among classes of Grantor Trust Certificates with respect to each period based on the distributions made to each such class during that period.

         The federal income tax treatment of Grantor Trust Fractional Interest Certificates of any series will depend on whether they are subject to the "stripped bond" rules of Section 1286 of the Code. Grantor Trust Fractional Interest Certificates may be subject to those rules if (i) a class of Grantor Trust Strip Certificates is issued as part of the same series of Certificates or
(ii) the Depositor or any of its affiliates retains (for its own account or for purposes of resale) a right to receive a specified portion of the interest payable on a Mortgage Asset. Further, the IRS has ruled that an unreasonably high servicing fee retained by a seller or servicer will be treated as a retained ownership interest in mortgages that constitutes a stripped coupon.

The related Prospectus Supplement will include information regarding servicing fees paid to a Master Servicer, a Special Servicer, any Sub-Servicer or their respective affiliates.

         If Stripped Bond Rules Apply. If the stripped bond rules apply, each Grantor Trust Fractional Interest Certificate will be treated as having been issued with "original issue discount" within the meaning of Section 1273(a) of the Code, subject, however, to the discussion below regarding the treatment of certain stripped bonds as market discount bonds and the discussion regarding de minimis market discount. See "--Taxation of Owners of Grantor Trust Fractional Interest Certificates--Market Discount" below. Under the stripped bond rules, the holder of a Grantor Trust Fractional Interest Certificate (whether a cash or accrual method taxpayer) will be required to report interest income from its Grantor Trust Fractional Interest Certificate for each month in an amount equal to the income that accrues on such Certificate in that month calculated under a constant yield method, in accordance with the rules of the Code relating to original issue discount.

         The original issue discount on a Grantor Trust Fractional Interest Certificate will be the excess of such Certificate's stated redemption price over its issue price. The issue price of a Grantor Trust Fractional Interest Certificate as to any purchaser will be equal to the price paid by such purchaser of the Grantor Trust Fractional Interest Certificate. The stated redemption price of a Grantor Trust Fractional Interest Certificate will be the sum of all payments to be made on such Certificate, other than "qualified stated interest", if any, as well as such Certificate's share of reasonable servicing fees and other expenses. See "--Taxation of Owners of Grantor Trust Fractional Interest Certificates--If Stripped Bond Rules Do Not Apply" for a definition of "qualified stated interest". In general, the amount of such income that accrues in any month would equal the product of such holder's adjusted basis in such Grantor Trust Fractional Interest Certificate at the beginning of such month (see "--Sales of Grantor Trust Certificates" below) and the yield of such Grantor Trust Fractional Interest Certificate to such holder. Such yield would be computed as the rate (compounded based on the regular interval between payment dates) that, if used to discount the holder's share of future payments on the Mortgage Loans, would cause the present value of those future payments to equal the price at which the holder purchased such Certificate. In computing yield under the stripped bond rules, a Certificateholder's share of future payments on the Mortgage Loans will not include any payments made in respect of any ownership interest in the Mortgage Loans retained by the Depositor, a Master Servicer, a Special Servicer, any Sub-Servicer or their respective affiliates, but will include such Certificateholder's share of any reasonable servicing fees and other expenses.

         Section 1272(a)(6) of the Code requires (i) the use of a reasonable prepayment assumption in accruing original issue discount and (ii) adjustments in the accrual of original issue discount when prepayments do not conform to the prepayment assumption, with respect to certain categories of debt instruments, and regulations could be adopted applying those provisions to the Grantor Trust Fractional Interest Certificates. It is unclear whether those provisions would be applicable to the Grantor Trust Fractional Interest Certificates or whether use of a reasonable prepayment assumption may be required or permitted without reliance on these rules. It is also uncertain, if a prepayment assumption is used, whether the assumed prepayment rate would be determined based on conditions at the time of the first sale of the Grantor Trust Fractional Interest Certificate or, with respect to any holder, at the time of purchase of the Grantor Trust Fractional Interest Certificate by that holder. Certificateholders are advised to consult their tax advisors concerning reporting original issue discount in general and, in particular, whether a prepayment assumption should be used in reporting original issue discount with respect to Grantor Trust Fractional Interest Certificates.

         In the case of a Grantor Trust Fractional Interest Certificate acquired at a price equal to the principal amount of the Mortgage Loans allocable to such Certificate, the use of a prepayment assumption generally would not have any significant effect on the yield used in calculating accruals of interest income. In the case, however, of a Grantor Trust Fractional Interest Certificate acquired at a discount or premium (that is, at a price less than or greater than such principal amount, respectively), the use of a reasonable prepayment assumption would increase or decrease such yield, and thus accelerate or decelerate, respectively, the reporting of income.

         If a prepayment assumption is not used, then when a Mortgage Loan prepays in full, the holder of a Grantor Trust Fractional Interest Certificate acquired at a discount or a premium generally will recognize ordinary income or loss equal to the difference between the portion of the prepaid principal amount of the Mortgage Loan that is allocable to such Certificate and the portion of the adjusted basis of such Certificate that is allocable to such Certificateholder's interest in the Mortgage Loan. If a prepayment assumption is used, it appears that no separate item of income or loss should be recognized upon a prepayment. Instead, a prepayment should be treated as a partial payment of the stated redemption price of the Grantor Trust Fractional Interest Certificate and accounted for under a method similar to that described for taking account of original issue discount on REMIC Regular Certificates. See "--REMICs--Taxation of Owners of REMIC Regular Certificates--Original Issue Discount". It is unclear whether any other adjustments would be required to reflect differences between an assumed prepayment rate and the actual rate of prepayments.

         In the absence of statutory or administrative clarification, it is currently intended to base information reports or returns to the IRS and Certificateholders in transactions subject to the stripped bond rules on a prepayment assumption (the "Prepayment Assumption") that will be disclosed in the related Prospectus Supplement and on a constant yield computed using a representative initial offering price for each class of Certificates. However, neither the Depositor nor any other person will make any representation that the Mortgage Loans will in fact prepay at a rate conforming to such Prepayment Assumption or any other rate and Certificateholders should bear in mind that the use of a representative initial offering price will mean that such information returns or reports, even if otherwise accepted as accurate by the IRS, will in any event be accurate only as to the initial Certificateholders of each series who bought at that price.

         Under Treasury regulation Section 1.1286-1T, certain stripped bonds are to be treated as market discount bonds and, accordingly, any purchaser of such a bond is to account for any discount on the bond as market discount rather than original issue discount. This treatment only applies, however, if immediately after the most recent disposition of the bond by a person stripping one or more coupons from the bond and disposing of the bond or coupon (i) there is no original issue discount (or only a de minimis amount of original issue discount) or (ii) the annual stated rate of interest payable on the original bond is no more than one percentage point lower than the gross interest rate payable on the original mortgage loan (before subtracting any servicing fee or any stripped coupon). If interest payable on a Grantor Trust Fractional Interest Certificate is more than one percentage point lower than the gross interest rate payable on the Mortgage Loans, the related Prospectus Supplement will disclose that fact. If the original issue discount or market discount on a Grantor Trust Fractional Interest Certificate determined under the stripped bond rules is less than 0.25% of the stated redemption price multiplied by the weighted average maturity of the Mortgage Loans, then such original issue discount or market discount will be considered to be de minimis. Original issue discount or market discount of only a de minimis amount will be included in income in the same manner as de minimis original issue and market discount described in "--Taxation of Owners of Grantor Trust Fractional Interest Certificates--If Stripped Bond Rules Do Not Apply" and "--Market Discount" below.

         If Stripped Bond Rules Do Not Apply. Subject to the discussion below on original issue discount, if the stripped bond rules do not apply to a Grantor Trust Fractional Interest Certificate, the Certificateholder will be required to report its share of the interest income on the Mortgage Loans in accordance with such Certificateholder's normal method of accounting. The original issue discount rules will apply, even if the stripped bond rules do not apply, to a Grantor Trust Fractional Interest Certificate to the extent it evidences an interest in Mortgage Loans issued with original issue discount.

         The original issue discount, if any, on the Mortgage Loans will equal the difference between the stated redemption price of such Mortgage Loans and their issue price. For a definition of "stated redemption price," see "--Taxation of Owners of REMIC Regular Certificates--Original Issue Discount" above. In general, the issue price of a Mortgage Loan will be the amount received by the borrower from the lender under the terms of the Mortgage Loan, less any "points" paid by the borrower, and the stated redemption price of a Mortgage Loan will equal its principal amount, unless the Mortgage Loan provides for an initial "teaser," or below-market interest rate. The determination as to whether original issue discount will be considered to be de minimis will be calculated using the same test as in the REMIC discussion. See "--Taxation of Owners of REMIC Regular Certificates--Original Issue Discount" above.

         In the case of Mortgage Loans bearing adjustable or variable interest rates, the related Prospectus Supplement will describe the manner in which such rules will be applied with respect to those Mortgage Loans by the Trustee or Master Servicer, as applicable, in preparing information returns to the Certificateholders and the IRS.

         If original issue discount is in excess of a de minimis amount, all original issue discount with respect to a Mortgage Loan will be required to be accrued and reported in income each month, based on a constant yield. The OID Regulations suggest that no prepayment assumption is appropriate in computing the yield on prepayable obligations issued with original issue discount. In the absence of statutory or administrative clarification, it currently is not intended to base information reports or returns to the IRS and Certificateholders on the use of a prepayment assumption in transactions not subject to the stripped bond rules. However, Section 1272(a)(6) of the Code may require that a prepayment assumption be made in computing yield with respect to all mortgage-backed securities. Certificateholders are advised to consult their own tax advisors concerning whether a prepayment assumption should be used in reporting original issue discount with respect to Grantor Trust Fractional Interest Certificates. Certificateholders should refer to the related Prospectus Supplement with respect to each series to determine whether and in what manner the original issue discount rules will apply to Mortgage Loans in such series.

         A purchaser of a Grantor Trust Fractional Interest Certificate that purchases such Grantor Trust Fractional Interest Certificate at a cost less than such Certificate's allocable portion of the aggregate remaining stated redemption price of the Mortgage Loans held in the related Trust Fund will also be required to include in gross income such Certificate's daily portions of any original issue discount with respect to such Mortgage Loans. However, each such daily portion will be reduced, if the cost of such Grantor Trust Fractional Interest Certificate to such purchaser is in excess of such Certificate's allocable portion of the aggregate "adjusted issue prices" of the Mortgage Loans held in the related Trust Fund, approximately in proportion to the ratio such excess bears to such Certificate's allocable portion of the aggregate original issue discount remaining to be accrued on such Mortgage Loans. The adjusted issue price of a Mortgage Loan on any given day equals the sum of (i) the adjusted issue price (or, in the case of the first accrual period, the issue price) of such Mortgage Loan at the beginning of the accrual period that includes such day and (ii) the daily portions of original issue discount for all days during such accrual period prior to such day. The adjusted issue price of a Mortgage Loan at the beginning of any accrual period will equal the issue price of such Mortgage Loan, increased by the aggregate amount of original issue discount with respect to such Mortgage Loan that accrued in prior accrual periods, and reduced by the amount of any payments made on such Mortgage Loan in prior accrual periods of amounts included in its stated redemption price.

         Unless otherwise provided in the related Prospectus Supplement, the Trustee or Master Servicer, as applicable, will provide to any holder of a Grantor Trust Fractional Interest Certificate such information as such holder may reasonably request from time to time with respect to original issue discount accruing on Grantor Trust Fractional Interest Certificates. See "--Grantor Trust Reporting" below.

         Market Discount. If the stripped bond rules do not apply to a Grantor Trust Fractional Interest Certificate, a Certificateholder may be subject to the market discount rules of Sections 1276 through 1278 of the Code to the extent an interest in a Mortgage Loan is considered to have been purchased at a "market discount", that is, in the case of a Mortgage Loan issued without original issue discount, at a purchase price less than its remaining stated redemption price (as defined above), or in the case of a Mortgage Loan issued with original issue discount, at a purchase price less than its adjusted issue price (as defined above). If market discount is in excess of a de minimis amount (as described below), the holder generally will be required to include in income in each month the amount of such discount that has accrued (under the rules described in the next paragraph) through such month that has not previously been included in income, but limited, in the case of the portion of such discount that is allocable to any Mortgage Loan, to the payment of stated redemption price on such Mortgage Loan that is received by (or, in the case of accrual basis Certificateholders, due to) the Trust Fund in that month. A Certificateholder may elect to include market discount in income currently as it accrues (under a constant yield method based on the yield of the Certificate to such holder) rather than including it on a deferred basis in accordance with the foregoing under rules similar to those described in "--Taxation of Owners of REMIC Regular Interests--Market Discount" above.

         Section 1276(b)(3) of the Code authorized the Treasury Department to issue regulations providing for the method for accruing market discount on debt instruments, the principal of which is payable in more than one installment. Until such time as regulations are issued by the Treasury Department, certain rules described in the Committee Report apply. Under those rules, in each accrual period market discount on the Mortgage Loans should accrue, at the holder's option: (i) on the basis of a constant yield method, (ii) in the case of a Mortgage Loan issued without original issue discount, in an amount that bears the same ratio to the total remaining market discount as the stated interest paid in the accrual period bears to the total stated interest remaining to be paid on the Mortgage Loan as of the beginning of the accrual period, or (iii) in the case of a Mortgage Loan issued with original issue discount, in an amount that bears the same ratio to the total remaining market discount as the original issue discount accrued in the accrual period bears to the total original issue discount remaining at the beginning of the accrual period. The prepayment assumption, if any, used in calculating the accrual of original issue discount is to be used in calculating the accrual of market discount. The effect of using a prepayment assumption could be to accelerate the reporting of such discount income. Because the regulations referred to in this paragraph have not been issued, it is not possible to predict what effect such regulations might have on the tax treatment of a Mortgage Loan purchased at a discount in the secondary market.

         Because the Mortgage Loans will provide for periodic payments of stated redemption price, such discount may be required to be included in income at a rate that is not significantly slower than the rate at which such discount would be included in income if it were original issue discount.

         Market discount with respect to Mortgage Loans may be considered to be de minimis and, if so, will be includible in income under de minimis rules similar to those described in "--REMICs--Taxation of Owners of REMIC Regular Certificates--Original Issue Discount" above within the exception that it is less like that a prepayment assumption will be used for purposes of such rules with respect to the Mortgage Loans.

         Further, under the rules described in "--REMICs--Taxation of Owners of REMIC Regular Certificates--Market Discount", any discount that is not original issue discount and exceeds a de minimis amount may require the deferral of interest expense deductions attributable to accrued market discount not yet includible in income, unless an election has been made to report market discount currently as it accrues. This rule applies without regard to the origination dates of the Mortgage Loans.

         Premium. If a Certificateholder is treated as acquiring the underlying Mortgage Loans at a premium, that is, at a price in excess of their remaining stated redemption price, such Certificateholder may elect under Section 171 of the Code to amortize using a constant yield method the portion of such premium allocable to Mortgage Loans originated after September 27, 1985. Amortizable premium is treated as an offset to interest income on the related debt instrument, rather than as a separate interest deduction. However, premium allocable to Mortgage Loans originated before September 28, 1985 or to Mortgage Loans for which an amortization election is not made, should be allocated among the payments of stated redemption price on the Mortgage Loan and be allowed as a deduction as such payments are made (or, for a Certificateholder using the accrual method of accounting, when such payments of stated redemption price are due).

         It is  unclear  whether  a  prepayment  assumption  should  be  used in computing amortization of premium allowable under Section 171 of the Code. If premium is not subject to amortization using a prepayment assumption and a Mortgage Loan prepays in full, the holder of a Grantor Trust Fractional Interest Certificate acquired at a premium should recognize a loss equal to the difference between the portion of the prepaid principal amount of the Mortgage Loan that is allocable to the Certificate and the portion of the adjusted basis of the Certificate that is allocable to the Mortgage Loan. If a prepayment assumption is used to amortize such premium, it appears that such a loss would be unavailable. Instead, if a prepayment assumption is used, a prepayment should be treated as a partial payment of the stated redemption price of the Grantor Trust Fractional Interest Certificate and accounted for under a method similar to that described for taking account of original issue discount on REMIC Regular Certificates. See "--REMICs--Taxation of Owners of REMIC Regular Certificates--Original Issue Discount". It is unclear whether any other adjustments would be required to reflect differences between the prepayment assumption and the actual rate of prepayments.

         Taxation of Owners of Grantor Trust Strip Certificates. The "stripped coupon" rules of Section 1286 of the Code will apply to the Grantor Trust Strip Certificates. Except as described above in "--Taxation of Owners of Grantor Trust Fractional Interest Certificates--If Stripped Bond Rules Apply", no regulations or published rulings under Section 1286 of the Code have been issued and some uncertainty exists as to how it will be applied to securities such as the Grantor Trust Strip Certificates. Accordingly, holders of Grantor

Trust Strip Certificates should consult their tax advisors concerning the method to be used in reporting income or loss with respect to such Certificates.

         The OID Regulations do not apply to "stripped coupons", although they provide general guidance as to how the original issue discount sections of the Code will be applied. In addition, the discussion below is subject to the discussion under "--Possible Application of Proposed Contingent Payment Rules" below and assumes that the holder of a Grantor Trust Strip Certificate will not own any Grantor Trust Fractional Interest Certificates.

         Under the stripped coupon rules, it appears that original issue discount will be required to be accrued in each month on the Grantor Trust Strip Certificates based on a constant yield method. In effect, each holder of Grantor Trust Strip Certificates would include as interest income in each month an amount equal to the product of such holder's adjusted basis in such Grantor Trust Strip Certificate at the beginning of such month and the yield of such Grantor Trust Strip Certificate to such holder. Such yield would be calculated based on the price paid for that Grantor Trust Strip Certificate by its holder and the payments remaining to be made thereon at the time of the purchase, plus an allocable portion of the servicing fees and expenses to be paid with respect to the Mortgage Loans. See "--Taxation of Owners of Grantor Trust Fractional Interest Certificates--If Stripped Bond Rules Apply" above.

         As noted above, Section 1272(a)(6) of the Code requires that a prepayment assumption be used in computing the accrual of original issue discount with respect to certain categories of debt instruments, and that adjustments be made in the amount and rate of accrual of such discount when prepayments do not conform to such prepayment assumption. Regulations could be adopted applying those provisions to the Grantor Trust Strip Certificates. It is unclear whether those provisions would be applicable to the Grantor Trust Strip Certificates or whether use of a prepayment assumption may be required or permitted in the absence of such regulations. It is also uncertain, if a prepayment assumption is used, whether the assumed prepayment rate would be determined based on conditions at the time of the first sale of the Grantor Trust Strip Certificate or, with respect to any subsequent holder, at the time of purchase of the Grantor Trust Strip Certificate by that holder.

         The accrual of income on the Grantor Trust Strip Certificates will be significantly slower if a prepayment assumption is permitted to be made than if yield is computed assuming no prepayments. In the absence of statutory or administrative clarification, it currently is intended to base information returns or reports to the IRS and Certificateholders on the Prepayment Assumption disclosed in the related Prospectus Supplement and on a constant yield computed using a representative initial offering price for each class of Certificates. However, neither the Depositor nor any other person will make any representation that the Mortgage Loans will in fact prepay at a rate conforming to the Prepayment Assumption or at any other rate and Certificateholders should bear in mind that the use of a representative initial offering price will mean that such information returns or reports, even if otherwise accepted as accurate by the IRS, will in any event be accurate only as to the initial
Certificateholders of each series who bought at that price. Prospective purchasers of the Grantor Trust Strip Certificates should consult their tax advisors regarding the use of the Prepayment Assumption.

         It is unclear under what circumstances, if any, the prepayment of a Mortgage Loan will give rise to a loss to the holder of a Grantor Trust Strip Certificate. If a Grantor Trust Strip Certificate is treated as a single instrument (rather than an interest in discrete mortgage loans) and the effect of prepayments is taken into account in computing yield with respect to such Grantor Trust Strip Certificate, it appears that no loss may be available as a result of any particular prepayment unless prepayments occur at a rate faster than the Prepayment Assumption. However, if a Grantor Trust Strip Certificate is treated as an interest in discrete Mortgage Loans, or if the Prepayment Assumption is not used, then when a Mortgage Loan is prepaid, the holder of a Grantor Trust Strip Certificate should be able to recognize a loss equal to the portion of the adjusted issue price of the Grantor Trust Strip Certificate that is allocable to such Mortgage Loan.

         Possible Application of Proposed Contingent Payment Rules. The coupon stripping rules' general treatment of stripped coupons is to regard them as newly issued debt instruments in the hands of each purchaser. To the extent that payments on the Grantor Trust Strip Certificates would cease if the Mortgage Loans were prepaid in full, the Grantor Trust Strip Certificates could be considered to be debt instruments providing for contingent payments. Under the OID Regulations, debt instruments providing for contingent payments are not subject to the same rules as debt instruments providing for noncontingent payments, but no final regulations have been promulgated with respect to contingent payment debt instruments. Proposed regulations were promulgated on December 16, 1994 regarding contingent payment debt instruments. As in the case of the OID Regulations, such proposed regulations do not specifically address securities, such as the Grantor Trust Strip Certificates, that are subject to the stripped bond rules of Section 1286 of the Code.

         If the contingent payment rules under the proposed regulations were to apply, the holder of a Grantor Trust Strip Certificate would be required to apply a "noncontingent bond method." Under that method, the issuer of a Grantor Trust Strip Certificate would determine a projected payment schedule with respect to such Grantor Trust Strip Certificate. Holders of Grantor Trust Strip Certificates would be bound by the issuer's projected payment schedule, which would consist of all noncontingent payments and a projected amount for each contingent payment based on the projected yield (as described below) of the Grantor Trust Strip Certificate. The projected amount of each payment would be determined so that the projected payment schedule reflected the projected yield reasonably expected to be received by the holder of a Grantor Trust Strip Certificate. The projected yield referred to above would be a reasonable rate, not less than the "applicable Federal rate" that, as of the issue date, reflected general market conditions, the credit quality of the issuer, and the terms and conditions of the Mortgage Loans. The holder of a Grantor Trust Strip Certificate would be required to include as interest income in each month the adjusted issue price of the Grantor Trust Strip Certificate at the beginning of the period multiplied by the projected yield, and would add to, or subtract from, such income any variation between the payment actually received in such month and the payment originally projected to be made in such month.

         In  the  absence  of  final  Treasury   regulations  relating  to  debt
instruments providing for contingent payments, a projected payment schedule under the "noncontingent bond method" is not intended to be provided to holders.

         Certificateholders should consult their tax advisors concerning the possible application of the contingent payment rules to the Grantor Trust Strip Certificates.

         Sales of Grantor Trust Certificates

         Any gain or loss, equal to the difference between the amount realized on the sale or exchange of a Grantor Trust Certificate and its adjusted basis, recognized on such sale or exchange of a Grantor Trust Certificate by an investor who holds such Grantor Trust Certificate as a capital asset, will be capital gain or loss, except to the extent of accrued and unrecognized market discount, which will be treated as ordinary income, and (in the case of banks and other financial institutions) except as provided under Section 582(c) of the Code. The adjusted basis of a Grantor Trust Certificate generally will equal its cost, increased by any income reported by the seller (including original issue discount and market discount income) and reduced (but not below zero) by any previously reported losses, any amortized premium and by any distributions with respect to such Grantor Trust Certificate. The Code as of the date of this Prospectus provides a top marginal tax rate of 39.6% for individuals and a maximum marginal rate for long-term capital gains of individuals of 28%. No such rate differential exists for corporations. In addition, the distinction between a capital gain or loss and ordinary income or loss remains relevant for other purposes.

         Gain or loss from the sale of a Grantor Trust Certificate may be partially or wholly ordinary and not capital in certain circumstances. Gain attributable to accrued and unrecognized market discount will be treated as ordinary income, as will gain or loss recognized by banks and other financial institutions subject to Section 582(c) of the Code. Furthermore, a portion of any gain that might otherwise be capital gain may be treated as ordinary income to the extent that the Grantor Trust Certificate is held as part of a
"conversion transaction" within the meaning of Section 1258 of the Code. A conversion transaction generally is one in which the taxpayer has taken two or more positions in the same or similar property that reduce or eliminate market risk, if substantially all of the taxpayer's return is attributable to the time value of the taxpayer's net investment in such transaction. The amount of gain realized in a conversion transaction that is recharacterized as ordinary income generally will not exceed the amount of interest that would have accrued on the taxpayer's net investment at 120% of the appropriate "applicable Federal rate" (which rate is computed and published monthly by the IRS) at the time the taxpayer enters into the conversion transaction, subject to appropriate reduction for prior inclusion of interest and other ordinary income items from the transaction.

         Finally, a taxpayer may elect to have net capital gain taxed at ordinary income rates rather than capital gains rates in order to include such net capital gain in total net investment income for that taxable year, for purposes of the rule that limits the deduction of interest on indebtedness incurred to purchase or carry property held for investment to a taxpayer's net investment income.

         Grantor Trust Reporting

         Unless otherwise provided in the related Prospectus Supplement, the Trustee or Master Servicer, as applicable, will furnish to each holder of a Grantor Trust Certificate with each distribution a statement setting forth the amount of such distribution allocable to principal on the underlying Mortgage Loans and to interest thereon at the related Pass-Through Rate. In addition, the Trustee or Master Servicer, as applicable, will furnish, within a reasonable time after the end of each calendar year, to each holder of a Grantor Trust Certificate who was such a holder at any time during such year, information regarding the amount of servicing compensation received by the Master Servicer, the Special Servicer or any Sub- Servicer, and such other customary factual information as the Depositor or the reporting party deems necessary or desirable to enable holders of Grantor Trust Certificates to prepare their tax returns and will furnish comparable information to the IRS as and when required by law to do so. Because the rules for accruing discount and amortizing premium with respect to the Grantor Trust Certificates are uncertain in various respects, there is no assurance the IRS will agree with the Trustee's or Master Servicer's, as the case may be, information reports of such items of income and expense. Moreover, such information reports, even if otherwise accepted as accurate by the IRS, will in any event be accurate only as to the initial Certificateholders that bought their Certificates at the representative initial offering price used in preparing such reports.

         Backup Withholding

         In general, the rules described in "--REMICs--Backup Withholding with Respect to REMIC Certificates" will also apply to Grantor Trust Certificates.

         Foreign Investors

         In general, the discussion with respect to REMIC Regular Certificates in "--REMICs--Foreign Investors in REMIC Certificates" applies to Grantor Trust Certificates except that Grantor Trust Certificates will, unless otherwise disclosed in the related Prospectus Supplement, be eligible for exemption from U.S. withholding tax, subject to the conditions described in such discussion, only to the extent the related Mortgage Loans were originated after July 18, 1984.

         To the extent that interest on a Grantor Trust Certificate would be exempt under Sections 871(h)(1) and 881(c) of the Code from United States withholding tax, and the Grantor Trust Certificate is not held in connection with a Certificateholder's trade or business in the United States, such Grantor Trust Certificate will not be subject to United States estate taxes in the estate of a non-resident alien individual.

                       STATE AND OTHER TAX CONSIDERATIONS

         In addition to the federal income tax consequences described in "Certain Federal Income Tax Consequences", potential investors should consider the state and local tax consequences of the acquisition, ownership, and disposition of the Offered Certificates. State tax law may differ substantially from the corresponding federal law, and the discussion above does not purport to describe any aspect of the income tax laws of any state or other jurisdiction. Therefore, potential investors should consult their own tax advisors with respect to the various tax consequences of investments in the Offered Certificates.

                              ERISA CONSIDERATIONS

         The Employee Retirement Income Security Act of 1974, as amended ("ERISA"), and the Code impose certain requirements on employee benefit plans and on certain other retirement plans and arrangements, including individual retirement accounts and annuities, Keogh plans and collective investment funds and separate accounts (and, as applicable, insurance company general accounts) in which such plans, accounts or arrangements are invested that are subject to the fiduciary responsibility provisions of ERISA and Section 4975 of the Code ("Plans") and on persons who are fiduciaries with respect to such Plans in connection with the investment of Plan assets. Certain employee benefit plans, such as governmental plans (as defined in ERISA Section 3(32)), and, if no election has been made under Section 410(d) of the Code, church plans (as defined in Section 3(33) of ERISA) are not subject to ERISA requirements. Accordingly, assets of such plans may be invested in Offered Certificates without regard to the ERISA considerations described below, subject to the provisions of other applicable federal and state law. Any such plan which is qualified and exempt from taxation under Sections 401(a) and 501(a) of the Code, however, is subject to the prohibited transaction rules set forth in
Section 503 of the Code.

         ERISA generally imposes on Plan fiduciaries certain general fiduciary requirements, including those of investment prudence and diversification and the requirement that a Plan's investments be made in accordance with the documents governing the Plan. In addition, ERISA and the Code prohibit a broad range of transactions involving assets of a Plan and persons ("parties in interest" under
Section 3(14) of ERISA or "disqualified persons" under Section 4975(e)(2) of the Code, collectively, "Parties in Interest") who have certain specified relationships to the Plan unless a statutory or administrative exemption is available. Certain Parties in Interest that participate in a prohibited transaction may be subject to an excise tax imposed pursuant to Section 4975 of the Code, unless a statutory or administrative exemption is available. These prohibited transactions generally are set forth in Section 406 of ERISA and
Section 4975 of the Code.

         A Plan's investment in Certificates may cause the Trust Assets to be deemed Plan assets. Section 2510.3-101 of the regulations of the United States Department of Labor ("DOL") provides that when a Plan acquires an equity interest in an entity, the Plan's assets include both such equity interest and an undivided interest in each of the underlying assets of the entity, unless certain exceptions not applicable to this discussion apply, or unless the equity participation in the entity by "benefit plan investors" (i.e., Plans and certain employee benefit plans not subject to ERISA) is not "significant", both as defined therein. For this purpose, in general, equity participation by benefit plan investors will be "significant" on any date if 25% or more of the value of any class of equity interests in the entity is held by benefit plan investors. Equity participation in a Trust Fund will be significant on any date if immediately after the most recent acquisition of any Certificate, 25% or more of any class of Certificates is held by benefit plan investors.

         Any person who has discretionary authority or control respecting the management or disposition of Plan assets, and any person who provides investment advice with respect to such assets for a fee, is a fiduciary of the investing Plan. If the Trust Assets constitute Plan assets, then any party exercising management or discretionary control regarding those assets, such as a Master Servicer or any Sub-Servicer, may be deemed to be a Plan "fiduciary" and thus subject to the fiduciary responsibility provisions and prohibited transaction provisions of ERISA and the Code with respect to the Trust Assets. In addition, if the Trust Assets constitute Plan assets, the purchase of Certificates by a Plan, as well as the operation of the Trust Fund, may constitute or involve a prohibited transaction under ERISA and the Code.

         The DOL issued an individual exemption, Prohibited Transaction Exemption 89-89 (the "Exemption"), on October 17, 1989 to Salomon Brothers Inc, which generally exempts from the application of the prohibited transaction provisions  of  Section  406 of ERISA,  and the  excise  taxes  imposed  on such prohibited  transactions  pursuant  to Section  4975(a)  and (b) of the Code and
Section 502(i) of ERISA, certain transactions, among others, relating to the servicing and operation of mortgage pools and the purchase, sale and holding of mortgage pass-through certificates underwritten by an Underwriter (as hereinafter defined), provided that certain conditions set forth in the Exemption are satisfied. For purposes of this section "ERISA Considerations", the term "Underwriter" shall include (a) Salomon Brothers Inc, (b) any person directly or indirectly, through one or more intermediaries, controlling, controlled by or under common control with Salomon Brothers Inc, and (c) any member of the underwriting syndicate or selling group of which Salomon Brothers Inc or a person described in (b) is a manager or co-manager with respect to a class of Certificates.

         The Exemption sets forth six general conditions which must be satisfied for a transaction involving the purchase, sale and holding of Certificates to be eligible for exemptive relief thereunder. First, the acquisition of Certificates by a Plan must be on terms that are at least as favorable to the Plan as they would be in an arm's-length transaction with an unrelated party. Second, the Exemption only applies to Certificates evidencing rights and interests not subordinated to the rights and interests evidenced by the other Certificates of the same series. Third, the Certificates at the time of acquisition by the Plan must be rated in one of the three highest generic rating categories by Standard & Poor's Corporation, Moody's Investors Service, Inc., Duff & Phelps Credit Rating Co. or Fitch Investors Service, L.P. Fourth, the Trustee cannot be an affiliate of any other member of the "Restricted Group", which consists of any Underwriter, the Depositor, the Trustee, the Master Servicer, any Sub-Servicer, the provider of any Credit Support and any mortgagor with respect to Mortgage Loans constituting more than 5% of the aggregate unamortized principal balance of the Mortgage Loans in the related Trust Fund as of the date of initial issuance of the Certificates. Fifth, the sum of all payments made to and retained by the Underwriter(s) must represent not more than reasonable compensation for underwriting the Certificates; the sum of all payments made to and retained by the Depositor pursuant to the assignment of the Mortgage Assets to the related Trust Fund must represent not more than the fair market value of such obligations; and the sum of all payments made to and retained by the Master Servicer and any Sub-Servicer must represent not more than reasonable compensation for such person's services under the related Agreement and reimbursement of such person's reasonable expenses in connection therewith. Sixth, the investing Plan must be an accredited investor as defined in Rule 501(a)(1) of Regulation D of the Commission under the Securities Act of 1933, as amended.

         A fiduciary of a Plan contemplating purchasing an Offered Certificate must make its own determination that the general conditions set forth above will be satisfied with respect to such Certificate.

         If the general conditions of the Exemption are satisfied, the Exemption may provide an exemption from the restrictions imposed by Sections 406(a) and 407(a) of ERISA (as well as the excise taxes imposed by Sections 4975(a) and (b) of the Code by reason of Sections 4975(c)(1)(A) through (D) of the Code) in connection with the direct or indirect sale, exchange, transfer, holding or the direct or indirect acquisition or disposition in the secondary market of Certificates by Plans. However, no exemption is provided from the restrictions of Sections 406(a)(1)(E), 406(a)(2) and 407 of ERISA for the acquisition or holding of a Certificate on behalf of an "Excluded Plan" by any person who has discretionary authority or renders investment advice with respect to the assets of such Excluded Plan. For purposes hereof, an Excluded Plan is a Plan sponsored by any member of the Restricted Group.

         If certain specific conditions of the Exemption are also satisfied, the Exemption may provide an exemption from the restrictions imposed by Sections 406(b)(1) and (b)(2) of ERISA and the taxes imposed by Section 4975(c)(1)(E) of the Code in connection with (1) the direct or indirect sale, exchange or transfer of Offered Certificates in the initial issuance of Offered Certificates between the Depositor or an Underwriter and a Plan when the person who has discretionary authority or renders investment advice with respect to the investment of Plan assets in such Certificates is (a) a mortgagor with respect to 5% or less of the fair market value of the Mortgage Loans in the related Trust Fund or (b) an affiliate of such a person, (2) the direct or indirect acquisition or disposition in the secondary market of Offered Certificates by a Plan and (3) the holding of Offered Certificates by a Plan.

         Further, if certain specific conditions of the Exemption are satisfied, the Exemption may provide an exemption from the restrictions imposed by Sections 406(a), 406(b) and 407(a) of ERISA, and the taxes imposed by Sections 4975(a) and (b) of the Code by reason of Section 4975(c) of the Code for transactions in connection with the servicing, management and operation of the Trust Assets. The Depositor expects that the specific conditions of the Exemption required for this purpose will be satisfied with respect to certain classes of Offered Certificates so that the Exemption would provide an exemption from the restrictions imposed by Sections 406(a) and (b) of ERISA (as well as the excise taxes imposed by Sections 4975(a) and (b) of the Code by reason of Section 4975(c) of the Code) for transactions in connection with the servicing, management and operation of the Trust Assets, provided that the general conditions of the Exemption are satisfied.

         The Exemption also may provide an exemption from the restrictions imposed by Sections 406(a) and 407(a) of ERISA, and the taxes imposed by Section 4975(a) and (b) of the Code by reason of Sections 4975(c)(1)(A) through (D) of the Code if such restrictions are deemed to otherwise apply merely because a person is deemed to be a "party in interest" (within the meaning of Section 3(14) of ERISA) or a "disqualified person" (within the meaning of Section 4975(e)(2) of the Code) with respect to an investing Plan by virtue of providing services to the Plan (or by virtue of having certain specified relationships to such a person) solely as a result of the Plan's ownership of Offered Certificates.

         Before purchasing Offered Certificates, a fiduciary of a Plan should itself confirm (a) that such Offered Certificates constitute "certificates" for purposes of the Exemption and (b) that the specific and general conditions set forth in the Exemption and the other requirements set forth in the Exemption would be satisfied. In addition to making its own determination as to the availability of the exemptive relief provided in the Exemption, the Plan fiduciary should consider its general fiduciary obligations under ERISA in determining whether to purchase any Offered Certificates on behalf of a Plan.

         Any plan fiduciary that proposes to cause a Plan to purchase Offered Certificates should consult with its counsel with respect to the potential applicability of ERISA and the Code to such investment and the availability of the Exemption or any other prohibited transaction exemption in connection therewith. Such fiduciary should consider the availability of: Prohibited Transaction Class Exemption ("PTCE") 95-60, regarding investments by insurance company general accounts; PTCE 90-1, regarding investments by insurance company pooled separate accounts; PTCE 91-38, regarding investments by bank collective investment funds; and PTCE 84-14, regarding transactions effected by "qualified professional asset managers". There can be no assurance that any of these exemptions will apply with respect to any particular Plan's investment in Offered Certificates or, even if an exemption were deemed to apply, that any exemption would apply to all prohibited transactions that may occur in connection with such investment. The Prospectus Supplement with respect to a series of Certificates may contain additional information regarding the application of the Exemption or any other exemption, with respect to the Certificates offered thereby. In addition, any Plan fiduciary that proposes to cause a Plan to purchase Stripped Interest Certificates should consider the federal income tax consequences of such investment.

         Any Plan fiduciary considering whether to purchase an Offered Certificate on behalf of a Plan should consult with its counsel regarding the applicability of the fiduciary responsibility and prohibited transaction provisions of ERISA and the Code to such investment.

                                LEGAL INVESTMENT

         Unless otherwise  specified in the related Prospectus  Supplement,  the
Offered Certificates will not constitute "mortgage related securities" for purposes of the Secondary Mortgage Market Enhancement Act of 1984 ("SMMEA"). Accordingly, investors whose investment authority is subject to legal restrictions should consult their own legal advisors to determine whether and to what extent the Offered Certificates constitute legal investments for them.

         Generally, only classes of Offered Certificates that (i) are rated in one of the two highest rating categories by one or more Rating Agencies and (ii) are part of a series evidencing interests in a Trust Fund consisting of loans secured by, among other things, a single parcel of real estate upon which is located a dwelling or mixed residential and commercial structure, such as certain Multifamily Loans, originated by types of Originators specified in SMMEA will be "mortgage related securities" for purposes of SMMEA. "Mortgage related securities" are legal investments to the same extent that, under applicable law, obligations issued by or guaranteed as to principal and interest by the United States or any agency or instrumentality thereof constitute legal investments for persons, trusts, corporations, partnerships, associations, business trusts and business entities (including depository institutions, insurance companies and pension funds created pursuant to or existing under the laws of the United States or of any state, the authorized investments of which are subject to state regulation). Under SMMEA, if a state enacted legislation prior to October 3, 1991 specifically limiting the legal investment authority of any such entities with respect to "mortgage related securities", the Certificates would constitute legal investments for entities subject to such legislation only to the extent provided in such legislation. SMMEA provides, however, that in no event will the enactment of any such legislation affect the validity of any contractual commitment to purchase, hold or invest in "mortgage related securities", or require the sale or other disposition of such securities, so long as such contractual commitment was made or such securities acquired prior to the enactment of such legislation.

         SMMEA also amended the legal investment authority of federally chartered depository institutions as follows: federal savings and loan associations and federal savings banks may invest in, sell or otherwise deal with "mortgage related securities" without limitation as to the percentage of their assets represented thereby, federal credit unions may invest in such securities, and national banks may purchase such securities for their own account without regard to the limitations generally applicable to investment securities set forth in 12 U.S.C. 24 (Seventh), subject in each case to such regulations as the applicable federal regulatory authority may prescribe.

         All depository institutions considering an investment in the Certificates should review the Federal Financial Institutions Examination Council's Supervisory Policy Statement on the Selection of Securities Dealers and Unsuitable Investment Practices (to the extent adopted by their respective regulators), setting forth, in relevant part, certain investment practices deemed to be unsuitable for an institution's investment portfolio, as well as guidelines for investing in certain types of mortgage related securities.

         The foregoing does not take into consideration the applicability of statutes, rules, regulations, orders, guidelines or agreements generally governing investments made by a particular investor, including, but not limited to, "prudent investor" provisions, percentage-of-assets limits and provisions which may restrict or prohibit investment in securities which are not "interest bearing" or "income paying".

         There may be other restrictions on the ability of certain investors, including depository institutions, either to purchase Offered Certificates or to purchase Offered Certificates representing more than a specified percentage of the investor's assets. Investors should consult their own legal advisors in determining whether and to what extent the Offered Certificates constitute legal investments for such investors.

                             METHOD OF DISTRIBUTION

         The Offered Certificates offered hereby and by the Supplements to this Prospectus will be offered in series. The distribution of the Certificates may be effected from time to time in one or more transactions, including negotiated transactions, at a fixed public offering price or at varying prices to be determined at the time of sale or at the time of commitment therefor. If so specified in the related Prospectus Supplement, the Offered Certificates will be distributed in a firm commitment underwriting, subject to the terms and conditions of the underwriting agreement, by Salomon Brothers Inc ("Salomon") acting as underwriter with other underwriters, if any, named therein. In such event, the Prospectus Supplement may also specify that the underwriters will not be obligated to pay for any Offered Certificates agreed to be purchased by purchasers pursuant to purchase agreements acceptable to the Depositor. In connection with the sale of Offered Certificates, underwriters may receive compensation from the Depositor or from purchasers of Offered Certificates in the form of discounts, concessions or commissions. The Prospectus Supplement will describe any such compensation paid by the Depositor.

         Alternatively, the Prospectus Supplement may specify that Offered Certificates will be distributed by Salomon acting as agent or in some cases as principal with respect to Offered Certificates that it has previously purchased or agreed to purchase. If Salomon acts as agent in the sale of Offered Certificates, Salomon will receive a selling commission with respect to such Offered Certificates, depending on market conditions, expressed as a percentage of the aggregate Certificate Balance or notional amount of such Offered Certificates as of the Cut-off Date. The exact percentage for each series of Certificates will be disclosed in the related Prospectus Supplement. To the extent that Salomon elects to purchase Offered Certificates as principal, Salomon may realize losses or profits based upon the difference between its purchase price and the sales price. The Prospectus Supplement with respect to any series offered other than through underwriters will contain information regarding the nature of such offering and any agreements to be entered into between the Depositor and purchasers of Offered Certificates of such series.

         The Depositor will indemnify Salomon and any underwriters against certain civil liabilities, including liabilities under the Securities Act of 1933, or will contribute to payments Salomon and any underwriters may be required to make in respect thereof.

         In the ordinary course of business, Salomon and the Depositor may engage in various securities and financing transactions, including repurchase agreements to provide interim financing of the Depositor's mortgage loans pending the sale of such mortgage loans or interests therein, including the Certificates.

         The Depositor anticipates that the Offered Certificates will be sold primarily to institutional investors. Purchasers of Offered Certificates, including dealers, may, depending on the facts and circumstances of such purchases, be deemed to be "underwriters" within the meaning of the Securities Act of 1933 in connection with reoffers and sales by them of Offered
Certificates. Certificateholders should consult with their legal advisors in this regard prior to any such reoffer or sale.

         As to each series of Certificates, only those classes rated in an investment grade rating category by any Rating Agency will be offered hereby. Any unrated class may be initially retained by the Depositor, and may be sold by the Depositor at any time to one or more institutional investors.

                                  LEGAL MATTERS

         Certain legal matters in connection with the Certificates, including certain federal income tax consequences, will be passed upon for the Depositor and Salomon Brothers Inc by Thacher Proffitt & Wood, New York, New York.

                              FINANCIAL INFORMATION

         A new Trust Fund will be formed with respect to each series of Certificates and no Trust Fund will engage in any business activities or have any assets or obligations prior to the issuance of the related series of Certificates. Accordingly, no financial statements with respect to any Trust Fund will be included in this Prospectus or in the related Prospectus Supplement.

                                     RATING

         It is a condition to the issuance of any class of Offered Certificates that they shall have been rated not lower than investment grade, that is, in one of the four highest rating categories, by a Rating Agency.

         Ratings on mortgage pass-through certificates address the likelihood of receipt by certificateholders of all distributions on the underlying mortgage loans. These ratings address the structural, legal and issuer-related aspects associated with such certificates, the nature of the underlying mortgage loans and the credit quality of the guarantor, if any. Ratings on mortgage pass-through certificates do not represent any assessment of the likelihood of principal prepayments by mortgagors or of the degree by which such prepayments might differ from those originally anticipated. As a result, certificateholders might suffer a lower than anticipated yield, and, in addition, holders of stripped interest certificates in extreme cases might fail to recoup their initial investments.

         A security rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time by the assigning rating organization. Each security rating should be evaluated independently of any other security rating.

                                                                                                               PAGE

                         INDEX OF PRINCIPAL DEFINITIONS




Accrual Certificates.........................................................................................10, 28
Accrued Certificate Interest.....................................................................................30
ARM Loans........................................................................................................22
Available Distribution Amount....................................................................................29
Book-Entry Certificates..........................................................................................28
Cash Flow Agreement........................................................................................1, 9, 24
CERCLA   ....................................................................................................18, 58
Certificate Account.......................................................................................8, 24, 38
Certificate Balance..........................................................................................10, 30
Certificate Owners...............................................................................................34
Certificateholders................................................................................................5
Certificates......................................................................................................7
Closing Date.....................................................................................................63
Code     ....................................................................................................12, 61
Commercial Loans.................................................................................................20
Commission........................................................................................................5
Committee Report.................................................................................................63
Contributions Tax................................................................................................73
Cooperatives.....................................................................................................20
CPR      ........................................................................................................26
Credit Support..........................................................................................1, 8, 9, 24
Crime Control Act................................................................................................61
Cut-off Date.....................................................................................................11
Debt Service Coverage Ratio......................................................................................21
Definitive Certificates..........................................................................................28
Depositor.....................................................................................................7, 20
Determination Date...............................................................................................29
Distribution Date................................................................................................10
DOL      ........................................................................................................85
DTC      .....................................................................................................5, 34
Due Period.......................................................................................................29
Equity Participation.............................................................................................23
ERISA    ....................................................................................................12, 84
Exchange Act......................................................................................................5
Exemption........................................................................................................85
FDIC     ........................................................................................................38
Garn Act ........................................................................................................59
Grantor Trust Certificates.......................................................................................12
Grantor Trust Fractional Interest Certificate....................................................................76
Grantor Trust Fund...............................................................................................61
Grantor Trust Strip Certificate..................................................................................76
Indirect Participants............................................................................................34
Insurance Proceeds...............................................................................................38
IRS      ........................................................................................................64
Issue Premium....................................................................................................69
L/C Bank ........................................................................................................51
Liquidation Proceeds.........................................................................................38, 39
Loan-to-Value Ratio..............................................................................................21
Lock-out Date....................................................................................................23
Lock-out Period..................................................................................................23
Mark-to-Market Regulations.......................................................................................71


                                                                                                               PAGE

Master Servicer...................................................................................................7
MBS      ..................................................................................................1, 7, 20
MBS Agreement....................................................................................................23
MBS Issuer.......................................................................................................23
MBS Servicer.....................................................................................................23
MBS Trustee......................................................................................................23
Mortgage Asset Seller............................................................................................20
Mortgage Assets............................................................................................1, 7, 20
Mortgage Loans.............................................................................................1, 7, 20
Mortgage Notes...................................................................................................20
Mortgage Rate.................................................................................................8, 22
Mortgaged Properties.............................................................................................20
Mortgages....................................................................................................20, 52
Multifamily Loans................................................................................................20
Net Leases.......................................................................................................21
Net Operating Income.............................................................................................21
Nonrecoverable Advance...........................................................................................31
Offered Certificates..............................................................................................1
OID Regulations..................................................................................................62
Originator.......................................................................................................20
Participants.....................................................................................................34
Parties in Interest..............................................................................................85
Pass-Through Rate................................................................................................10
Permitted Investments............................................................................................38
Plans    ........................................................................................................84
Prepayment Assumption........................................................................................63, 79
Prepayment Premium...............................................................................................23
Prohibited Transactions Tax......................................................................................73
PTCE     ........................................................................................................87
Purchase Price...................................................................................................37
Rating Agency....................................................................................................13
Record Date......................................................................................................29
Related Proceeds.................................................................................................31
Relief Act.......................................................................................................60
REMIC    ........................................................................................................61
REMIC Certificates...............................................................................................61
REMIC Provisions.................................................................................................61
REMIC Regular Certificates.......................................................................................12
REMIC Regulations................................................................................................62
REMIC Residual Certificates......................................................................................12
REO Property.....................................................................................................41
REO Tax  ........................................................................................................42
Residual Owner...................................................................................................67
Retained Interest................................................................................................45
RICO     ........................................................................................................61
Salomon  ........................................................................................................88
Senior Certificates..........................................................................................10, 28
Servicing Standard...............................................................................................40
SMMEA    ........................................................................................................87
SPA      ........................................................................................................26
Special Servicer..................................................................................................7
Spread Certificates..........................................................................................10, 28
Stripped Interest Certificates...............................................................................10, 28
Stripped Principal Certificates..............................................................................10, 28


                                                                                                               PAGE
Sub-Servicer.....................................................................................................41
Sub-Servicing Agreement..........................................................................................41
Subordinate Certificates.....................................................................................10, 28
Superlien........................................................................................................58
Tiered MBS.................................................................................................1, 7, 20
Tiered REMICs....................................................................................................63
Title V  ........................................................................................................60
Trust Assets......................................................................................................5
Trust Fund.....................................................................................................1, 7
Trustee  .........................................................................................................7
UCC      ........................................................................................................53
United States Person.............................................................................................76
Value    ........................................................................................................21
Voting Rights....................................................................................................19
Warranting Party.................................................................................................36

NO DEALER, SALESMAN OR OTHER PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS SUPPLEMENT OR THE PROSPECTUS IN CONNECTION WITH THE OFFER MADE BY THIS PROSPECTUS SUPPLEMENT AND THE PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE UNDERWRITER. NEITHER THE DELIVERY OF THIS PROSPECTUS NOR ANY SALE MADE HEREUNDER SHALL, UNDER ANY CIRCUMSTANCES, CREATE ANY IMPLICATION THAT THERE HAS BEEN NO CHANGE SINCE THE DATE HEREOF. THIS PROSPECTUS SUPPLEMENT AND THE PROSPECTUS DO NOT CONSTITUTE AN OFFER OR SOLICITATION BY ANYONE IN ANY JURISDICTION IN WHICH SUCH OFFER OR SOLICITATION IS NOT AUTHORIZED OR IN WHICH THE PERSON MAKING SUCH OFFER OR SOLICITATION IS NOT QUALIFIED TO DO SO OR TO ANYONE TO WHOM IT IS UNLAWFUL TO MAKE SUCH SOLICITATION.



              TABLE OF CONTENTS
                                                PAGE
            PROSPECTUS SUPPLEMENT
Summary of Prospectus Supplement ..................S-4
Risk Factors ......................................S-31
Description of the Mortgage Pool ..................S-36
Servicing of the Mortgage Loans ...................S-57
Description of the Certificates ...................S-69
Yield and Maturity Considerations .................S-87
Use of Proceeds ...................................S-94
Certain Federal Income Tax Consequences ...........S-94
ERISA Considerations ..............................S-95
Legal Investment ..................................S-97
Method of Distribution ............................S-97
Legal Matters .....................................S-98
Ratings ...........................................S-98
Index of Principal Definitions ....................S-100
Annex A............................................A-1
Appendices.........................................AP-1

PROSPECTUS
Prospectus Supplement...............................5
Available Information...............................5
Reports to Certificateholders.......................5
Incorporation of Certain Information by Reference...5
Summary of Prospectus...............................7
Risk Factors.......................................14
Description of the Trust Funds.....................20
Use of Proceeds....................................24
Yield Considerations...............................24
The Depositor......................................28
Description of the Certificates....................28
Description of the Agreements......................35
Description of Credit Support......................50
Certain Legal Aspects of Mortgage Loans ...........52
Certain Federal Income Tax Consequences ...........61
State and Other Tax Considerations.................84
ERISA Considerations...............................84
Legal Investment...................................87
Method of Distribution.............................88
Legal Matters......................................89
Financial Information..............................89
Rating.............................................89
Index of Principal Definitions.....................90


UNTIL MAY 28, 1996, ALL DEALERS EFFECTING TRANSACTIONS IN THE OFFERED CERTIFICATES, WHETHER OR NOT PARTICIPATING IN THIS DISTRIBUTION, MAY BE REQUIRED TO DELIVER A PROSPECTUS SUPPLEMENT AND THE PROSPECTUS IN WHICH IT RELATES. THIS DELIVERY REQUIREMENT IS IN ADDITION TO THE OBLIGATION OF DEALERS TO DELIVER A PROSPECTUS SUPPLEMENT AND PROSPECTUS WHEN ACTING AS UNDERWRITERS AND WITH RESPECT TO THEIR UNSOLD ALLOTMENTS OR SUBSCRIPTION.

$170,696,000 (APPROXIMATE)

MORTGAGE PASS-THROUGH
CERTIFICATES, SERIES 1996-C 1


SALOMON BROTHERS MORTGAGE
SECURITIES VII, INC
DEPOSITOR


MIDLAND LOAN SERVICES, L.P.
MASTER SERVICER AND SPECIAL SERVICER



SALOMON BROTHERS INC



PROSPECTUS SUPPLEMENT
DATED FEBRUARY 27, 1996